Exhibit 10.5

EXECUTION VERSION

LOAN AND SECURITY AGREEMENT

BY AND BETWEEN

CF SUMMERFIELD MULTIFAMILY DST

AND

ARBOR PRIVATE LABEL, LLC

DATED AS OF

MARCH 26, 2021

TABLE OF CONTENTS

ARTICLE 1 - DEFINITIONS; SUMMARY OF MORTGAGE LOAN TERMS			1
Section	1.01	Defined Terms	1
Section	1.02	Schedules, Exhibits, and Attachments Incorporated.	1
ARTICLE 2 - GENERAL MORTGAGE LOAN TERMS			1
Section	2.01	Mortgage Loan Origination and Security	1
Section	2.02	Payments on Mortgage Loan	2
Section	2.03	Lockout/Prepayment.	5
ARTICLE 3 - PERSONAL LIABILITY			10
Section	3.01	Non-Recourse Mortgage Loan; Exceptions.	10
Section	3.02	Personal Liability of Borrower (Exceptions to Non-Recourse Provision)	13
Section	3.03	Personal Liability for Debt Service Reserve Replenishment Payments	13
Section	3.04	Personal Liability for Indemnity Obligations	13
Section	3.05	Lender’s Right to Forego Rights Against Mortgaged Property.	13
Section	3.06	15
ARTICLE 4 - BORROWER STATUS			14
Section	4.01	Representations and Warranties.	14
Section	4.02	Covenants.	22
ARTICLE 5 - THE MORTGAGE LOAN			33
Section	5.01	Representations and Warranties.	33
Section	5.02	Covenants.	33
ARTICLE 6 - PROPERTY USE, PRESERVATION, AND MAINTENANCE			37
Section	6.01	Representations and Warranties.	37
Section	6.02	Covenants.	39
Section	6.03	Mortgage Loan Administration Matters Regarding the Property.	43
ARTICLE 7 - LEASES AND RENTS			44
Section	7.01	Representations and Warranties.	44
Section	7.02	Covenants.	44
Section	7.03	Mortgage Loan Administration Regarding Leases and Rents	47
ARTICLE 8 - BOOKS AND RECORDS; FINANCIAL REPORTING			47
Section	8.01	Representations and Warranties.	47
Section	8.02	Covenants.	48
Section	8.03	Mortgage Loan Administration Matters Regarding Books and Records and Financial Reporting.	51
ARTICLE 9 - INSURANCE			51
Section	9.01	Representations and Warranties.	51
Section	9.02	Covenants.	52
Section	9.03	Mortgage Loan Administration Matters Regarding Insurance	55

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ARTICLE 10 - CONDEMNATION			58
Section	10.01	Representations and Warranties.	58
Section	10.02	Covenants.	59
Section	10.03	Mortgage Loan Administration Matters Regarding Condemnation	59
ARTICLE 11 - LIENS, TRANSFERS, AND ASSUMPTIONS			62
Section	11.01	Representations and Warranties.	62
Section	11.02	Covenants.	62
Section	11.03	Mortgage Loan Administration Matters Regarding Liens, Transfers, and Assumptions.	71
Section	11.04	Corporate Transaction Involving Key Principal.	77
ARTICLE 12 - IMPOSITIONS			78
Section	12.01	Representations and Warranties.	78
Section	12.02	Covenants.	79
Section	12.03	Mortgage Loan Administration Matters Regarding Impositions.	80
ARTICLE 13 – REPLACEMENTS, REPAIRS, AND RESTORATION			81
Section	13.01	Covenants.	81
Section	13.02	Debt Service Reserve.	84
Section	13.03	Mortgage Loan Administration Matters Regarding Reserves	85
ARTICLE 14 - DEFAULTS/REMEDIES			92
Section	14.01	Events of Default	92
Section	14.02	Remedies.	95
Section	14.03	Additional Lender Rights; Forbearance.	96
Section	14.04	Waiver of Marshaling	99
ARTICLE 15 - SECONDARY MARKET			100
Section	15.01	Transfer of Mortgage Loan.	100
Section	15.02	Dissemination of Information.	100
Section	15.03	Cooperation.	100
Section	15.04	Costs	101
ARTICLE 16 – MISCELLANEOUS			101
Section	16.01	Governing Law; Consent to Jurisdiction and Venue	101
Section	16.02	Notice.	102
Section	16.03	Successors and Assigns Bound; Sale of Mortgage Loan.	102
Section	16.04	Counterparts.	103
Section	16.05	Joint and Several Liability	103
Section	16.06	Relationship of Parties; No Third Party Beneficiary	104
Section	16.07	Severability; Entire Agreement; Amendments	104
Section	16.08	Construction.	105
Section	16.09	Mortgage Loan Servicing.	105
Section	16.10	Disclosure of Information.	106
Section	16.11	Waiver; Conflict.	106
Section	16.12	No Reliance.	106

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Section	16.13	Subrogation.	106
Section	16.14	Counting of Days	107
Section	16.15	Revival and Reinstatement of Indebtedness	107
Section	16.16	Time is of the Essence	107
Section	16.17	Final Agreement.	107
Section	16.18	WAIVER OF TRIAL BY JURY	107
Section	16.19	Expenses	108
Section	16.20	Cost of Enforcement	109
Section	16.21	General Indemnification	109

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LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Loan Agreement”) is made as of the Effective Date (as hereinafter defined) by and between CF SUMMERFIELD MULTIFAMILY DST, a Delaware statutory trust (“Borrower”), and ARBOR PRIVATE LABEL, LLC, a Delaware limited liability company (“Lender”).

RECITALS:

WHEREAS, Borrower desires to obtain the Mortgage Loan (as hereinafter defined) from Lender to be secured by the Mortgaged Property (as hereinafter defined); and

WHEREAS, Lender is willing to make the Mortgage Loan on the terms and conditions contained in this Loan Agreement and in the other Loan Documents (as hereinafter defined);

NOW, THEREFORE, in consideration of the making of the Mortgage Loan by Lender and other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereby covenant, agree, represent, and warrant as follows:

AGREEMENTS:

ARTICLE 1 - DEFINITIONS; SUMMARY OF MORTGAGE LOAN TERMS

Section 1.01Defined Terms.

Capitalized terms not otherwise defined in the body of this Loan Agreement shall have the meanings set forth in the Definitions Schedule attached as Schedule 1 to this Loan Agreement.

Section 1.02 Schedules, Exhibits, and Attachments Incorporated.

The schedules, exhibits, and any other addenda or attachments are incorporated fully into this Loan Agreement by this reference and each constitutes a substantive part of this Loan Agreement.

ARTICLE 2 - GENERAL MORTGAGE LOAN TERMS

Section 2.01Mortgage Loan Origination and Security.

(a) Making of Mortgage Loan.

Subject to the terms and conditions of this Loan Agreement and the other Loan Documents, Lender hereby makes the Mortgage Loan to Borrower, and Borrower hereby accepts the Mortgage Loan from Lender.  Borrower covenants and agrees that it shall:

(1) pay the Indebtedness, including the Prepayment Premium, if any (whether in connection with any voluntary prepayment or in connection with an acceleration by Lender of the Indebtedness), in accordance with the terms of this Loan Agreement and the other Loan Documents; and

(2)perform, observe, and comply with this Loan Agreement and all other provisions of the other Loan Documents.

(b)Security for Mortgage Loan.

The Mortgage Loan is made pursuant to this Loan Agreement, is evidenced by the Note, and is secured by the Security Instrument, this Loan Agreement, and the other Loan Documents that are expressly stated to be security for the Mortgage Loan.

(c)Protective Advances.

As provided in the Security Instrument, Lender may take such actions or disburse such funds as Lender reasonably deems necessary to perform the obligations of Borrower under this Loan Agreement and the other Loan Documents and to protect Lender’s interest in the Mortgaged Property.

Section 2.02Payments on Mortgage Loan.

(a)Debt Service Payments.

(1)Short Month Interest.

If the date the Mortgage Loan proceeds are disbursed is any day other than the first day of the month, interest for the period beginning on the disbursement date and ending on and including the last day of the month in which the disbursement occurs shall be payable by Borrower on the date the Mortgage Loan proceeds are disbursed.  In the event that the disbursement date is not the same as the Effective Date, then:

(A)the disbursement date and the Effective Date must be in the same month, and

(B)the Effective Date shall not be the first day of the month.

(2)Interest Accrual and Computation.

Except as provided in Section 2.02(a)(1), interest shall be paid in arrears.  Interest shall accrue at the Interest Rate until fully paid and shall be computed in accordance with the Interest Accrual Method.  Borrower acknowledges and agrees that the amount allocated to interest for each month will vary depending on the actual number of calendar days during such month.

(3)Monthly Debt Service Payments.

Consecutive monthly debt service installments, each in the amount of the applicable Monthly Debt Service Payment, shall be due and payable on the First Payment Date, and on each Payment Date thereafter until the Maturity Date, at which time all Indebtedness shall be due.  Any regularly scheduled Monthly Debt Service Payment that is received by Lender before the applicable Payment Date shall be deemed to have been received on such Payment Date solely for the purpose of calculating interest due.  All payments made by Borrower under this Loan Agreement shall be made without set-off, counterclaim, or other defense.

(4)Payment at Maturity.

The unpaid principal balance of the Mortgage Loan, any Accrued Interest thereon and all other Indebtedness shall be due and payable on the Maturity Date. If the unpaid principal balance of the Mortgage Loan, any Accrued Interest thereon and all other Indebtedness is paid after the Maturity Date, Borrower shall be required to pay all Accrued Interest through the Payment Date next occurring after such payment.

(b)[Reserved].

(c)Late Charges.

(1)If any Monthly Debt Service Payment due hereunder is not received by Lender on or prior to the date that is five (5) days after the applicable Payment Date, or any amount payable under this Loan Agreement (other than the payment due on the Maturity Date for repayment of the Mortgage Loan in full) or any other Loan Document is not received by Lender on or prior to the date such amount is due, inclusive of the date on which such amount is due, Borrower shall pay to Lender, immediately without demand by Lender, the Late Charge.

The Late Charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 2.02(d).

(2)Borrower acknowledges and agrees that:

(A)its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Mortgage Loan;

(B)it is extremely difficult and impractical to determine those additional expenses;

(C)Lender is entitled to be compensated for such additional expenses; and

(D)the Late Charge represents a fair and reasonable estimate, taking into account all circumstances existing on the date hereof, of the additional expenses Lender will incur by reason of any such late payment.

(d)Default Rate.

(1)Default interest shall be paid as follows:

(A)Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of the Mortgage Loan and, to the extent permitted by law, overdue interest and other amounts due in respect of the Mortgage Loan shall accrue at a rate per annum equal to the Default Rate and all references in the Note, this Loan Agreement or the other Loan Documents to the “Interest Rate” shall be deemed to refer to the Default Rate.

(B)If any Indebtedness due is not paid in full on the Maturity Date, then interest shall accrue at the Default Rate on all such unpaid amounts from the Maturity Date until fully paid and shall be payable upon demand by Lender.

Absent a demand by Lender, any such amounts shall be payable by Borrower in the same manner as provided for the payment of Monthly Debt Service Payments.  To the extent permitted by applicable law, interest shall also accrue at the Default Rate on any monetary judgment obtained by Lender against Borrower during the continuance of an Event of Default in connection with the Mortgage Loan.  To the extent Borrower or any other Person is vested with a right of redemption, interest shall continue to accrue at the Default Rate during any redemption period until such time as the Mortgaged Property has been redeemed.

(2)Borrower acknowledges and agrees that:

(A)its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Mortgage Loan; and

(B)in connection with any failure to timely pay all amounts due in respect of the Mortgage Loan on the Maturity Date, or during the time that any amount due in respect of the Mortgage Loan is delinquent:

(i)Lender’s risk of nonpayment of the Mortgage Loan will be materially increased;

(ii)Lender’s ability to meet its other obligations and to take advantage of other investment opportunities will be adversely impacted;

(iii)Lender will incur additional costs and expenses arising from its loss of the use of the amounts due;

(iv)it is extremely difficult and impractical to determine such additional costs and expenses;

(v)Lender is entitled to be compensated for such additional risks, costs, and expenses; and

(vi)the increase from the Interest Rate to the Default Rate represents a fair and reasonable estimate of the additional risks, costs, and expenses Lender will incur by reason of Borrower’s delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquency on the Mortgage Loan (taking into account all circumstances existing on the Effective Date).

(e)Address for Payments.

All payments due pursuant to the Loan Documents shall be payable at Lender’s Payment Address, or such other place and in such manner as may be designated from time to time by written notice to Borrower by Lender.

(f)Application of Payments.

If at any time Lender receives, from Borrower or otherwise, any payment in respect of the Indebtedness that is less than all amounts due and payable at such time, then Lender may apply such payment first to accrued and unpaid interest, then to principal amounts then due and payable, and finally to any other amounts due and payable to Lender. Neither Lender’s acceptance of a payment that is less than all amounts then due and payable, nor Lender’s application of such payment, shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.  Notwithstanding the application of any such payment to the Indebtedness, Borrower’s obligations under this Loan Agreement and the other Loan Documents shall remain unchanged.

Section 2.03Lockout/Prepayment.

(a)Prepayment; Prepayment Lockout; Prepayment Premium.

(1)Borrower shall not make a voluntary partial prepayment on the Mortgage Loan at any time during the Loan Term, or a voluntary full prepayment on the Mortgage Loan at any time during the Prepayment Lockout Period.

(2)If during the Prepayment Lockout Period Lender accelerates the unpaid principal balance of the Mortgage Loan or otherwise applies collateral held by Lender to the repayment of any portion of the unpaid principal balance of the Mortgage Loan, Borrower shall pay to Lender, in addition to the amounts set forth in Section 2.03(b) below, (A) the amount of interest which would have accrued thereon through the end of the month in which payment is tendered if such payment is not made on a Payment Date, and (ii) an amount equal to the greater of (A) one percent (1%) of the portion of the principal balance of the Mortgage Loan, and (B) the amount which, when added to the principal balance of the Indebtedness, will be sufficient to purchase Defeasance Collateral (as adjusted based on the portion of the Mortgage Loan being prepaid) (such amount, the “Prepayment Premium”).

(b)Voluntary Prepayment in Full.

At any time after the expiration of any Prepayment Lockout Period, Borrower may voluntarily prepay the Mortgage Loan in full on a Permitted Prepayment Date so long as:

(1)Borrower delivers to Lender a Prepayment Notice specifying the Intended Prepayment Date not more than ninety (90) days, but not less than thirty (30) days (if given via U.S. Postal Service) or twenty (20) days (if given via facsimile, e-mail, or overnight courier) prior to such Intended Prepayment Date; and

(2)Borrower pays to Lender an amount equal to the sum of:

(A)the entire unpaid principal balance of the Mortgage Loan; plus

(B)all Accrued Interest (calculated through the last day of the month in which the prepayment occurs); plus

(C)all other Indebtedness.

In connection with any such voluntary prepayment, Borrower acknowledges and agrees that interest shall always be calculated and paid through the last day of the month in which the prepayment occurs (even if the Permitted Prepayment Date for such month is not the last day of such month, or if Lender approves prepayment on an Intended Prepayment Date that is not a Permitted Prepayment Date).  Borrower further acknowledges that Lender is not required to accept a voluntary prepayment of the Mortgage Loan on any day other than a Permitted Prepayment Date. However, if Lender does approve an Intended Prepayment Date that is not a Permitted Prepayment Date and accepts a prepayment on such Intended Prepayment Date, such prepayment shall be deemed to be received on the immediately following Permitted Prepayment Date.  If Borrower fails to prepay the Mortgage Loan on the Intended Prepayment Date for any reason (including on any Intended Prepayment Date that is approved by Lender) and such failure either continues for five (5) Business Days, or into the following month, Lender shall have the right to recalculate the payoff amount.  If Borrower prepays the Mortgage Loan either in the following month or more than five (5) Business Days after the Intended Prepayment Date that was approved by Lender, Lender shall also have the right to recalculate the payoff amount based upon the amount of such payment and the date such payment was received by Lender.  Borrower shall immediately pay to Lender any additional amounts required by any such recalculation.

(c)Acceleration of Mortgage Loan.

Upon acceleration of the Mortgage Loan, Borrower shall pay to Lender:

(1)the entire unpaid principal balance of the Mortgage Loan;

(2)all Accrued Interest (calculated through the last day of the month in which the acceleration occurs);

(3)the Prepayment Premium; and

(4)all other Indebtedness.

(d)Application of Collateral.

Any application by Lender of any collateral or other security to the repayment of all or any portion of the unpaid principal balance of the Mortgage Loan prior to the Stated Maturity Date in accordance with the Loan Documents shall be deemed to be a prepayment by Borrower.  Any such prepayment shall require the payment to Lender by Borrower of the Prepayment Premium calculated on the amount being prepaid in accordance with this Loan Agreement.

(e)Casualty and Condemnation.

Notwithstanding any provision of this Loan Agreement to the contrary, no Prepayment Premium shall be payable with respect to any prepayment occurring as a result of the application of any insurance proceeds or amounts received in connection with a Condemnation Action in accordance with this Loan Agreement.  In addition, on the date on which Borrower tenders a Casualty/Condemnation Prepayment pursuant to Section 9.03(f) hereof, such tender shall include (a) all accrued and unpaid interest and the principal indebtedness being prepaid, including interest on the outstanding principal amount of the Loan being prepaid through the last day of the Interest Accrual Period within which such tender occurs, and (b) any other sums due hereunder relating to the Loan.  No Prepayment Premium shall be due in connection with any Casualty/Condemnation Prepayment.

(f)No Effect on Payment Obligations.

Unless otherwise expressly provided in this Loan Agreement, any prepayment required by any Loan Document of less than the entire unpaid principal balance of the Mortgage Loan shall not extend or postpone the due date of any subsequent Monthly Debt Service Payments, Monthly Replacement Reserve Deposit (if applicable), or other payment, or change the amount of any such payments or deposits.

(g)Loss Resulting from Prepayment.

In any circumstance in which a Prepayment Premium is due under this Loan Agreement, Borrower acknowledges that:

(1)any prepayment of the unpaid principal balance of the Mortgage Loan, whether voluntary or involuntary, or following the occurrence of an Event of Default by Borrower, will result in Lender’s incurring loss, including reinvestment loss, additional risk, expense, and frustration or impairment of Lender’s ability to meet its commitments to third parties;

(2)it is extremely difficult and impractical to ascertain the extent of such losses, risks, and damages;

(3)the formula for calculating the Prepayment Premium represents a reasonable estimate of the losses, risks, and damages Lender will incur as a result of a prepayment; and

(4)the provisions regarding the Prepayment Premium contained in this Loan Agreement are a material part of the consideration for the Mortgage Loan, and that the terms of the Mortgage Loan are in other respects more favorable to Borrower as a result of Borrower’s voluntary agreement to such prepayment provisions.

(h)Defeasance.

(1)Notwithstanding any provisions of this Section 2.03 to the contrary, at any time following the Defeasance Lockout Release Date, Borrower may cause the release of the Mortgaged Property from the Lien of the Security Instrument and the other Loan Documents upon the satisfaction of the following conditions:

(A)no Event of Default shall have occurred and be continuing;

(B)not less than thirty (30) (but not more than ninety (90)) days prior written notice shall be given to Lender specifying a date on which the Defeasance Collateral is to be delivered (the “Release Date”); provided, however, that Borrower shall have the right to cancel or extend (by no more than thirty (30) days) such notice by providing Lender with notice of cancellation or extension not less than ten (10) days prior to the scheduled Release Date, provided that Borrower shall pay all of Lender’s reasonable costs and expenses incurred as a result of such cancellation or extension;

(C)all sums due under this Loan Agreement, the Note and under the other Loan Documents up to the Release Date, including, without limitation, all fees, costs and expenses incurred by Lender and its agents in connection with such release (including, without limitation, reasonable legal fees and expenses for the review and preparation of the Defeasance Security Agreement and of the other materials described in Section 2.03(h)(1)(D) below and any related documentation, and any servicing fees, Rating Agency fees or other costs related to such release), shall be paid in full on or prior to the Release Date;

(D)Borrower shall deliver to Lender on or prior to the Release Date:

(i)a pledge and security agreement, in form and substance which would be reasonably satisfactory to a prudent lender, creating a first priority security interest in favor of Lender in the Defeasance Collateral (the “Defeasance Security Agreement”);

(ii)direct non-callable obligations of the United States of America or, to the extent satisfying Rating Agency criteria, other obligations which are “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 that provide for payments on a Business Day prior and as close as possible to each successive Payment Date after the Release Date, with each such payment being equal to or greater than the amount of the corresponding Monthly Debt Service Payment required to be paid under this Loan Agreement and the Note and assuming that all amounts hereunder are due and paid in full on the Prepayment Premium Period End Date (the “Defeasance Collateral”), duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance which would be satisfactory to a prudent lender (including, without limitation, such certificates, documents and instruments as may be required by the depository institution holding such securities or the issuer thereof, as the case may be, to effectuate book entry transfers and pledges through the book entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Security Agreement the first priority security interest therein in favor of Lender in conformity with all applicable state and federal laws governing granting of such security interests;

(iii)a certificate of Borrower certifying that all of the requirements set forth in this Section 2.03(h) have been satisfied;

(iv)one or more opinions of counsel for Borrower in form and substance and delivered by counsel which would be reasonably satisfactory to a prudent lender stating, among other things, that (1) Lender has a perfected first priority security interest in the Defeasance Collateral and that the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms, and (2) the release of the Lien of the Security Instrument and the pledge of Defeasance Collateral will not directly or indirectly result in or cause any REMIC Trust that holds the Note to fail to maintain its status as a REMIC Trust;

(v)a certificate in form and scope which would be reasonably satisfactory to a prudent lender from an independent certified public accountant acceptable to Lender certifying that the Defeasance Collateral will generate amounts sufficient to make all payments of principal and interest due under this Loan Agreement and the Note (including the scheduled outstanding principal balance of the Mortgage Loan due on the Prepayment Premium Period End Date);

(vi)such other certificates, opinions, documents and instruments as a prudent lender would reasonably require; and

(vii) in the event the Mortgage Loan is held by a REMIC Trust and if required by Lender, Lender has obtained a Rating Agency Confirmation.

(2)Upon compliance with the requirements of Section 2.03(h)(1), the Mortgaged Property shall be released from the Lien of the Security Instrument and the other Loan Documents, and Lender shall thereafter promptly remit any remaining Reserve Funds to Borrower.  In such event, the Defeasance Collateral shall constitute collateral which shall secure the Note and all other obligations under the Loan Documents.  Lender shall, at Borrower’s expense, execute and deliver any agreements in form and substance reasonably satisfactory to Lender which are reasonably requested by Borrower to release the Lien of the Security Instrument and the other Loan Documents from the Mortgaged Property.

(3)As a condition to the release of the Mortgaged Property in accordance with Section 2.03(h)(1), Borrower shall assign all its obligations and rights under this Loan Agreement and the Note, together with the pledged Defeasance Collateral, to a successor Single Purpose Entity designated by Borrower and approved by Lender in its reasonable discretion (“Successor Borrower”). Successor Borrower shall execute an assignment and assumption agreement in form and substance which would be reasonably satisfactory to a prudent lender pursuant to which it shall assume Borrower’s obligations under this Loan Agreement, the Note and the Defeasance Security Agreement. As conditions to such assignment and assumption, Borrower shall (A) deliver to Lender one or more opinions of counsel in form and substance and delivered by counsel which would be reasonably satisfactory to a prudent lender stating, among other things, that such assignment and assumption agreement is enforceable against Borrower and the Successor Borrower in accordance with its terms and that this Loan Agreement, the Note, the Defeasance Security Agreement and the other Loan Documents, as so assigned and assumed, are enforceable against the Successor Borrower in accordance with their respective terms, and opining to such other matters relating to Successor Borrower and its organizational structure as Lender may require, including, if required by Lender, a New Non-Consolidation Opinion from counsel to the Successor Borrower, and (B) pay all fees, costs and expenses incurred by Lender or its agents and Successor Borrower in connection with such assignment and assumption (including, without limitation, reasonable legal fees and expenses and for the review of the proposed transferee and the preparation of the assignment and assumption agreement and related certificates, documents and instruments and any fees payable to any Rating Agencies and their counsel in connection with the issuance of the confirmation referred to above, and excluding any Transfer Fees which may otherwise be due pursuant to the other Loan Documents). Upon such assignment and assumption, Borrower shall be relieved of its obligations under this Loan Agreement and the Note, the other Loan Documents and the Defeasance Security Agreement first arising from and after the Release Date, except as expressly set forth in the assignment and assumption agreement.

ARTICLE 3 - PERSONAL LIABILITY

Section 3.01Non-Recourse Mortgage Loan; Exceptions.

Subject to the qualifications below, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Loan Documents by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Lender to enforce and realize upon its interest under the Loan Documents, or in the Mortgaged Property, the Rents or any other collateral given to Lender pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower’s interest in the Mortgaged Property, in the Rents and in any other collateral given to Lender, and Lender, by accepting the Loan Documents, agrees that it shall not sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding under or by reason of or under or in connection with any Loan Document. The provisions of this Section 3.01 shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by any Loan Document; (ii) impair the right of Lender to name Borrower as a party defendant in any action or suit for foreclosure and sale under the Mortgage; (iii) affect the validity or enforceability of any guaranty made in connection with the Loan or any of the rights and remedies of Lender thereunder; (iv) impair the right of Lender to obtain the appointment of a receiver; (v) impair the enforcement of the Assignment of Leases and Rents; (vi) constitute a prohibition against Lender to seek a deficiency judgment against Borrower if necessary and for the sole purpose to permit Lender to fully realize the security granted by the Mortgage or to commence any other appropriate action or proceeding in order for Lender to exercise its remedies against the Mortgaged Property; or (vii) constitute a waiver of the right of Lender to enforce the liability and obligation of Borrower, by money judgment or otherwise, to the extent of any loss, damage, cost, expense, liability, claim or other obligation incurred by Lender (including attorneys’ fees and expenses reasonably incurred but expressly excluding any and all punitive (unless actually paid by Lender), special, and/or consequential damages) arising out of or in connection with the provisions of Section 3.02 below.  This limitation on Borrower’s liability shall not limit or impair Lender’s enforcement of its rights against Guarantor under any guaranty or indemnity agreement executed by Guarantor in connection with the Loan.

Section 3.02Personal Liability of Borrower (Exceptions to Non-Recourse Provision).

(a)Personal Liability Based on Lender’s Loss.

Borrower shall be personally liable to Lender for the repayment of the portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of, subject to any notice and cure period, if any:

(1)misapplication, misappropriation, conversion by Borrower of or failure to pay as directed by Lender upon demand after an Event of Default (to the extent actually received by Borrower):

(A)all Rents and Master Lease Rents to which Lender is entitled under the Loan Documents; and

(B)the amount of all security deposits then held or thereafter collected by Borrower from tenants and not properly applied pursuant to the Master Lease or applicable Leases;

(2)misapplication, misappropriation, conversion by Master Tenant in violation of the terms of the Master Lease (to the extent actually received by Master Tenant) of:

(A)all Rents; and

(B)the amount of all security deposits then held or thereafter collected by Borrower from tenants and not properly applied pursuant to the applicable Leases;

(3)failure of Borrower or Master Tenant to maintain all insurance policies required by the Loan Documents, except to the extent Lender has the obligation to pay the premiums pursuant to Section 12.03(c) or to the extent the same results from Insufficient Funds;

(4)the misapplication, misappropriation or conversion of insurance proceeds or of any amounts received by Borrower or Master Tenant in connection with a Condemnation Action during the continuance of an Event of Default or the failure to apply all insurance proceeds received by Borrower or Master Tenant or any amounts received by Borrower or Master Tenant in connection with a Condemnation Action, as required by the Loan Documents and/or the Master Lease;

(5)fraud or intentional misrepresentation by or on behalf of Borrower, Master Tenant, Signatory Trustee, Guarantor, Key Principal, in connection with the Mortgaged Property or the Loan.

(6)except to the extent directed otherwise by Lender pursuant to Section 3.02(a)(1), failure to apply Master Lease Rents and/or Rents after an Event of Default to the ordinary and necessary expenses of owning and operating the Mortgaged Property and Debt Service Amounts, as and when each is due and payable, except that Borrower will not be personally liable with respect to any Master Lease Rents that are distributed by Borrower in any calendar year if Borrower has paid all ordinary and necessary expenses of owning and operating the Mortgaged Property and Debt Service Amounts for such calendar year;

(7)failure to pay Taxes, charges for labor or materials or other charges that can create liens on the Mortgaged Property beyond any applicable notice and cure periods specified herein, subject to any right to contest same, except that Borrower shall have no liability hereunder to the extent the failure results from Insufficient Funds;

(8)material physical waste or abandonment of the Mortgaged Property by Borrower or Master Tenant;

(9)gross negligence or willful misconduct by Borrower, Master Tenant, Signatory Trustee, Guarantor, or Key Principal;

(10)any violation of Section 6.02(e)(2), 6.02(f) or Section 8.02(e);

(11)breach of any representation of Borrower with respect to itself, Master Tenant or any SPE Component Entity set forth in Section 4.01(h);

(12)breach of any representation, warranty or covenant set forth in Section 4.02(j) hereof;

(13)any miscertification or material breach of warranty by Borrower, Master Tenant, Signatory Trustee, Guarantor or any Key Principal or any other Person with respect to any representation, warranty, covenant or certification contained in any Loan Document;

(14)the Security Instrument is deemed to be a fraudulent conveyance by a court of competent jurisdiction;

(15)failure by Borrower to comply with the special purpose asset entity requirements of Section 4.02(d) of this Loan Agreement;

(16)the misapplication, misappropriation or conversion by or on behalf of Borrower, Master Tenant, Signatory Trustee, Guarantor, or Key Principal of monies held in or paid out from any account (including any reserve or escrow) maintained under the Loan Documents;

(17)any amendment, modification or termination of the Master Lease (x) by Borrower in violation of the terms of this Agreement or (y) by Master Tenant in violation of the Master Lease Documents, provided, Borrower shall have no liability if the Master Lease is terminated in connection with a Drop-Down Distribution or Conversion Event permitted hereunder;

(18)any claims of the beneficial interest owners in Borrower regarding the determination that the beneficial interests in Borrower are not eligible replacement property for a tax-deferred exchange of property under Section 1031 of the Code (other than a claim based solely on a change in the Code following the sale of beneficial interests in Borrower);

(19)any claims of the beneficial interest owners in Borrower regarding the determination that the beneficial interests in Borrower are not eligible replacement property for a tax-deferred exchange of property under Section 1031 of the Code (other than a claim based solely on a change in the Code following the sale of beneficial interests in Borrower) as a result of any Drop-Down Distribution or Conversion Event; or

(20)if Guarantor, Borrower, or  Master Tenant, in connection with any enforcement action or exercise or assertion of any right or remedy by or on behalf of Lender under or in connection with the Note, the Mortgage or any other Loan Document, (i) seeks a defense, judicial intervention or injunctive or other equitable relief of any kind or asserts in a pleading filed in connection with a judicial proceeding any defense against Lender or any right in connection with any security for the Loan (other than in connection with the, and (ii) the court in any such action or proceeding determines that Borrower’s, Master Tenant’s, Guarantor’s defense or request for judicial intervention was made in bad faith.

(b)Full Personal Liability for Mortgage Loan.

Borrower shall be personally liable to Lender for the repayment of all of the Indebtedness, and the Mortgage Loan shall be fully recourse to Borrower, upon the occurrence of any of the following:

(1)failure by Borrower to comply with the special purpose asset entity requirements of Section 4.02(d) of this Loan Agreement if such failure is cited as a factor in connection with a substantive consolidation of the assets and liabilities of Borrower or Master Tenant, as applicable, with those of any other Person;

(2)a Transfer (other than a conveyance of the Mortgaged Property at a Foreclosure Event pursuant to the Security Instrument and this Loan Agreement) that is not permitted under this Loan Agreement or any other Loan Document;

(3) the occurrence of any Bankruptcy Event (other than the specific acknowledgement in writing to Lender (and no other Person) in connection with a workout of the Mortgage Loan as described in clause (b) of the definition of “Bankruptcy Event”); provided, however, in the event of an involuntary Bankruptcy Event, Borrower shall only be personally liable if Borrower, Master Tenant, Guarantor, Key Principal, or any officer, director, partner, manager, member, shareholder, or trustee of Borrower, Master Tenant, Guarantor, or Key Principal (i) colluded with or solicited other creditors to cause the involuntary Bankruptcy Event or (ii) consented to, encouraged, or actively participated in the involuntary Bankruptcy

Event, provided, however, that (A) Borrower’s or Master Tenant’s failure to deny a truthful factual allegation that it is insolvent or failing to pay its debts in the ordinary course shall not constitute “active participation” for purposes of this subsection (ii), (B) Borrower’s or Master Tenant’s failure to deny a truthful factual allegation that it is insolvent or failing to pay its debts in the ordinary course shall not give rise to liability hereunder, and (C) in no event shall Borrower, Master Tenant, Guarantor, or Key Principal have liability hereunder resulting from Borrower or Master Tenant admitting or making any truthful statement that it has been advised by counsel is required to be admitted or made under applicable laws, regulations or court orders;

(4)a Division that is not permitted under this Loan Agreement or any other Loan Document; or

(5)Borrower incurs any indebtedness other than as set forth in Section 4.02(d)(1)(E) without the prior written consent of Lender or except as expressly permitted in this Loan Agreement.

Section 3.03Personal Liability for Debt Service Reserve Replenishment Payments.

Borrower shall be personally and fully liable to Lender for any Debt Service Reserve Replenishment Payments due under Section 13.02 of this Loan Agreement.

Section 3.04Personal Liability for Indemnity Obligations.

Borrower shall be personally and fully liable to Lender for Borrower’s indemnity obligations under Section 13.01(e) of this Loan Agreement, the Environmental Indemnity Agreement, and any other express indemnity obligations provided by Borrower under any Loan Document.  Borrower’s liability for such indemnity obligations shall not be limited by the amount of the Indebtedness, the repayment of the Indebtedness, or otherwise, provided that Borrower’s liability for such indemnities shall not include any loss caused by the gross negligence or willful misconduct of Lender as determined by a court of competent jurisdiction pursuant to a final non-appealable court order.

Section 3.05Lender’s Right to Forego Rights Against Mortgaged Property.

To the extent that Borrower has personal liability under this Loan Agreement or any other Loan Document, Lender may exercise its rights against Borrower personally to the fullest extent permitted by applicable law without regard to whether Lender has exercised any rights against the Mortgaged Property, the UCC Collateral, or any other security, or pursued any rights against Guarantor, or pursued any other rights available to Lender under this Loan Agreement, any other Loan Document, or applicable law.  For purposes of this Section 3.05 only, the term “Mortgaged Property” shall not include any funds that have been applied by Borrower as required or permitted by this Loan Agreement prior to the occurrence of an Event of Default, or that Borrower was unable to apply as required or permitted by this Loan Agreement because of a Bankruptcy Event. To the fullest extent permitted by applicable law, in any action to enforce Borrower’s personal liability under this Article 3, Borrower waives any right to set off the value of the Mortgaged Property (but not proceeds from a foreclosure sale received by Lender) against such personal liability.

Notwithstanding anything in this Article 3 to the contrary herein, if the act or omission giving rise to recourse under this Article 3 is solely attributable to, or arises solely from, Master Tenant, then such recourse hereunder shall be solely to Guarantor pursuant to Section 3(b) of the Guaranty and Borrower shall have no liability therefor.

ARTICLE 4 - BORROWER STATUS

Section 4.01Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 4.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a)Due Organization and Qualification; Organizational Agreements.

(1)Borrower is validly existing and qualified to transact business, and in good standing in:

(A)the state in which it is formed or organized;

(B)the Property Jurisdiction; and

(C)each other jurisdiction that qualification or good standing is required according to applicable law to conduct its business with respect to the Mortgaged Property and where the failure to be so qualified or in good standing would adversely affect Borrower’s operation of the Mortgaged Property or the validity, enforceability or the ability of Borrower to perform its obligations under this Loan Agreement or any other Loan Document.

(2)Borrower’s organizational documents prohibit a Division of Borrower.

(3)True, correct and complete organizational documents of Borrower, Guarantor and Key Principal have been delivered to Lender prior to the Effective Date. The Ownership Interests Schedule attached hereto as Schedule 6 to this Loan Agreement sets forth:

(A)the direct owners of Borrower and their respective interests;

(B)the indirect owners (and any non-member managers) of Borrower that Control Borrower (excluding any Publicly-Held Corporations or Publicly-Held Trusts) and their respective interests; and

(C) the indirect owners of Borrower that hold twenty percent (20%) or more of the ownership interests in Borrower (or, if such indirect owner is a foreign Person, hold ten percent (10%) or more of the ownership interests in Borrower) and their respective interests.

(4)Signatory Trustee has been duly organized and is validly existing and in good standing with requisite power and authority to serve as trustee of Borrower, and to transact the business in which it is now engaged, and possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to transact the businesses in which it is now engaged.

(5)Master Tenant has been duly organized and is validly existing and in good standing with requisite power and authority to transact the business in which it is now engaged, and possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to transact the business in which it is now engaged.  Master Tenant has full power, authority and legal right to keep and observe all of the terms of this Agreement and the other Loan Documents to which it is a party on Master Tenant’s part to be performed.

(b)Location.

Borrower’s General Business Address is Borrower’s principal place of business and principal office.

(c)Power and Authority.

Borrower has the requisite power and authority:

(1) to own the Mortgaged Property and to carry on its business as now conducted and as contemplated to be conducted in connection with the performance of its obligations under this Loan Agreement and under the other Loan Documents to which it is a party; and

(2) to execute and deliver this Loan Agreement and the other Loan Documents to which it is a party, and to carry out the transactions contemplated by this Loan Agreement and the other Loan Documents to which it is a party.

(d)Due Authorization.

The execution, delivery, and performance of this Loan Agreement and the other Loan Documents to which it is a party have been duly authorized by all necessary action and proceedings by or on behalf of Borrower, and no further approvals or filings of any kind, including any approval of or filing with any Governmental Authority, are required by or on behalf of Borrower as a condition to the valid execution, delivery, and performance by Borrower of this Loan Agreement or any of the other Loan Documents to which it is a party, except filings required to perfect and maintain the liens to be granted under the Loan Documents and routine filings to maintain good standing and its existence.

(e)Valid and Binding Obligations.

Borrower has taken all necessary action to authorize the execution, delivery and performance of this Loan Agreement and the other Loan Documents to which it is a party.  This Loan Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by Borrower and constitute the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable Insolvency Laws or general principles of equity.

(f)Effect of Mortgage Loan on Borrower’s Financial Condition.

The Mortgage Loan will not render Borrower Insolvent.  Borrower has sufficient working capital, including proceeds from the Mortgage Loan, cash flow from the Mortgaged Property, or other sources, not only to adequately maintain the Mortgaged Property, but also to pay all of Borrower’s outstanding debts as they come due, including all Debt Service Amounts, exclusive of Borrower’s ability to refinance or pay in full the Mortgage Loan on the Maturity Date.  In connection with the execution and delivery of this Loan Agreement and the other Loan Documents (and the delivery to, or for the benefit of, Lender of any collateral contemplated thereunder), and the incurrence by Borrower of the obligations under this Loan Agreement and the other Loan Documents, Borrower did not receive less than reasonably equivalent value in exchange for the incurrence of the obligations of Borrower under this Loan Agreement and the other Loan Documents.

(g)Economic Sanctions, Anti-Money Laundering, and Anti-Corruption.

(1)None of Borrower, Guarantor, or Key Principal, or to Borrower’s knowledge, any Person Controlling Borrower, Guarantor, or Key Principal, or any Person Controlled by Borrower, Guarantor, or Key Principal that also has a direct or indirect ownership interest in Borrower, Guarantor, or Key Principal, is in violation of any applicable civil or criminal laws or regulations, including those requiring internal controls, intended to prohibit, prevent, or regulate money laundering, drug trafficking, terrorism, or corruption, of the United States and the jurisdiction where the Mortgaged Property is located or where the Person resides, is domiciled, or has its principal place of business.

(2)None of Borrower, Guarantor, or Key Principal, or to Borrower’s knowledge, any Person Controlling Borrower, Guarantor, or Key Principal, or any Person Controlled by Borrower, Guarantor, or Key Principal that also has a direct or indirect ownership interest in Borrower, Guarantor, or Key Principal, is a Person:

(A)against whom proceedings are pending for any alleged violation of any laws described in Section 4.01(g)(1);

(B)that has been convicted of any violation of, has been subject to civil penalties or Economic Sanctions pursuant to, or had any of its property seized or forfeited under, any laws described in Section 4.01(g)(1);

(C)with whom any United States Person, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, having its principal place of business within the United States or any of its territories, is prohibited from transacting business of the type contemplated by this Loan Agreement and the other Loan Documents under any other Legal Requirements; or

(D) that is deemed a Sanctioned Person.

(3)To the Borrower’s knowledge, Borrower, Guarantor, and Key Principal are in compliance with all applicable Economic Sanctions laws and regulations.

(h)Borrower Special Purpose Status.

Borrower has not since the date of its formation:

(1)owned or leased any real property, personal property, or assets other than the Mortgaged Property;

(2)owned, operated, or participated in any business other than the leasing, ownership, management, operation, and maintenance of the Mortgaged Property;

(3)had any material financial obligation under or secured by any indenture, mortgage, deed of trust, deed to secure debt, loan agreement, or other agreement or instrument to which Borrower is a party, or by which Borrower is otherwise bound, or to which the Mortgaged Property is subject or by which it is otherwise encumbered, other than:

(A)unsecured trade payables incurred in the ordinary course of the operation of the Mortgaged Property (exclusive of amounts for rehabilitation, restoration, repairs, or replacements of the Mortgaged Property) that (i) are not evidenced by a promissory note, (ii) are payable within sixty (60) days of the date incurred, and (iii) as of the Effective Date, do not exceed, in the aggregate, three percent (3%) of the original principal balance of the Mortgage Loan;

(B) if the Security Instrument grants a lien on a leasehold estate, Borrower’s obligations as lessee under the ground lease creating such leasehold estate; and

(C) obligations under the Loan Documents and obligations secured by the Mortgaged Property to the extent permitted by the Loan Documents;

(4)failed to maintain its financial statements, accounting records, and other partnership, real estate investment trust, limited liability company, or corporate documents, books and records, as the case may be, separate from those of any other Person (unless (A) Borrower’s assets have been included in a consolidated financial statement of a Borrower Affiliate prepared in accordance with an Approved Accounting Method, and (B) appropriate notation having been made on such consolidated financial statement to indicate the separate identity of Borrower and that Borrower’s assets and credit have not and are not available to satisfy the debts and other obligations of the applicable Borrower Affiliate or any other Person, provided that Borrower’s assets, liabilities and net worth were listed on Borrower’s own separate balance sheet);

(5)except as expressly permitted hereunder, commingled its assets or funds with those of any other Person;

(6)failed to be adequately capitalized in light of its contemplated business operations;

(7)assumed, guaranteed, or pledged its assets to secure the liabilities or obligations of any other Person (except in connection with the Mortgage Loan or other mortgage loans that have been paid in full or collaterally assigned to Lender), or held out its credit as being available to satisfy the obligations of any other Person;

(8)made loans or advances to any other Person;

(9)entered into, or been a party to, any transaction with any Borrower Affiliate, except (i) in the ordinary course of business and on terms which are no more favorable to any such Borrower Affiliate than would be obtained in a comparable arm’s length transaction with an unrelated third party, (ii) in connection with this Agreement, and (iii) capital contributions and distributions permitted under the terms of this Agreement;

(10)sought or planned to Divide at any time;

(11)owned any subsidiary, or made any investment in, any Person;

(12)maintained its assets in such a manner that it is costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

(13)failed to (A) file its own tax returns separate from those of any other Person, except to the extent that at the time of such filing Borrower was treated as a “disregarded entity” for tax purposes and was not required to file tax returns under applicable Legal Requirements, or (B) pay any taxes required to be paid under applicable Legal Requirements;

(14)failed to (A) hold itself out to the public as a legal entity separate and distinct from any other Person, (B) conduct its business solely in its own name or (C) correct any known misunderstanding regarding its separate identity;

(15)failed to fairly and reasonably allocate shared expenses (including, without limitation, shared office space and services performed by an employee of an Affiliate) among the Persons sharing such expenses;

(16)failed to remain solvent or failed to pay its own liabilities (including, without limitation, salaries of its own employees) only from its own funds;

(17)acquired obligations or securities of its partners, members, shareholders or other affiliates, as applicable;

(18)failed to maintain a sufficient number of employees in light of its contemplated business operations;

(19)failed to maintain and use separate stationery, invoices and checks bearing its own name; or

(20)identified itself as a department or division of any other Person.

(i)No Bankruptcies or Judgments.

None of Borrower, Guarantor, or Key Principal, or to Borrower’s knowledge, any Person Controlling Borrower, Guarantor, or Key Principal, or any Person Controlled by Borrower, Guarantor, or Key Principal that also has a direct or indirect ownership interest in Borrower, Guarantor, or Key Principal, is currently:

(1)the subject of or a party to any completed or pending bankruptcy, reorganization, including any receivership or other insolvency proceeding;

(2)preparing or intending to be the subject of a Bankruptcy Event;

(3)the subject of any judgment unsatisfied of record or docketed in any court; or

(4)Insolvent.

(j)No Actions or Litigation.

(1)There are no claims, actions, suits, or proceedings at law or in equity by or before any Governmental Authority now pending against or, to Borrower’s knowledge, threatened, in writing, against or affecting Borrower or the Mortgaged Property not otherwise covered by insurance (except claims, actions, suits, or proceedings regarding fair housing, anti-discrimination, or equal opportunity, which shall always be disclosed); and

(2)there are no claims, actions, suits, or proceedings at law or in equity by or before any Governmental Authority now pending or, to Borrower’s knowledge, threatened, in writing, against or affecting Guarantor or Key Principal, which claims, actions, suits, or proceedings, if adversely determined (individually or in the aggregate) reasonably would be expected to materially adversely affect title to the Mortgaged Property, the use, operation or value of the Mortgaged Property, the principal benefit of the security granted to Lender pursuant to the Loan Documents, the validity or enforceability of the Security Instrument, the financial condition or business of Borrower, Guarantor, or Key Principal, the current ability of the Mortgaged Property to generate sufficient cash flow to service the Mortgage Loan, Guarantor’s ability to perform its obligations under the Guaranty or the Environmental Indemnity, Borrower’s ability to perform its obligations under this Loan Agreement or the other Loan Documents or Borrower’s ability pay its obligations when due or the condition, operation, or ownership of the Mortgaged Property (except claims, actions, suits, or proceedings regarding fair housing, anti-discrimination, or equal opportunity, which shall always be deemed material).

(k)Payment of Taxes, Assessments, and Other Charges.

Borrower confirms that:

(1)it has filed (or obtained effective extensions for filing) all federal, state, county, and municipal tax returns and reports required to have been filed by Borrower;

(2)it has paid, before any fine, penalty interest, lien, or costs may be added thereto, all taxes, governmental charges, and assessments due and payable with respect to such returns and reports;

(3)there is no controversy or objection pending, or to the knowledge of Borrower, threatened in respect of any tax returns of Borrower; and

(4)it has made adequate reserves on its books and records for all taxes that have accrued but which are not yet due and payable.

(l)Not a Foreign Person.

None of Borrower, Signatory Trustee or Master Tenant is a “foreign person” within the meaning of
Section 1445(f)(3) of the Internal Revenue Code.

(m)ERISA.

Borrower represents and warrants that:

(1)Borrower is not an Employee Benefit Plan;

(2)no asset of Borrower constitutes “plan assets” (within the meaning of Section 3(42) of ERISA and Department of Labor Regulation Section 2510.3-101) of an Employee Benefit Plan;

(3)no asset of Borrower is subject to any laws of any Governmental Authority governing the assets of an Employee Benefit Plan; and

(4)neither Borrower nor any ERISA Affiliate is subject to any obligation or liability with respect to any ERISA Plan.

(n)Default Under Other Obligations.

(1)The execution, delivery, and performance of the obligations imposed on Borrower under this Loan Agreement and the Loan Documents to which it is a party will not cause Borrower to be in default under the provisions of any agreement, judgment, or order to which Borrower is a party or by which Borrower is bound.

(2)None of Borrower, Guarantor, or Key Principal is in default under any obligation to Lender.

(o)Sanctioned Person.

None of Borrower, Guarantor, or Key Principal is a Sanctioned Person.  To Borrower’s knowledge, none of the following is a Sanctioned Person:

(1)Any Person Controlling Borrower, Guarantor, or Key Principal; or

(2)Any Person Controlled by and having a direct or indirect ownership interest in Borrower, Guarantor, or Key Principal.

(p)No Contravention.

Neither the execution and delivery of this Loan Agreement and the other Loan Documents to which Borrower is a party, nor the fulfillment of or compliance with the terms and conditions of this Loan Agreement and the other Loan Documents to which Borrower is a party, nor the performance of the obligations of Borrower under this Loan Agreement and the other Loan Documents does or will conflict with or result in any breach or violation of, or constitute a default under, any of the terms, conditions, or provisions of Borrower’s organizational documents, or any indenture, existing agreement, or other instrument to which Borrower is a party or to which Borrower, the Mortgaged Property, or other assets of Borrower are subject.

(q)Lockbox Arrangement.

Except as required pursuant to Section 4.02(j) of this Loan Agreement, Borrower is not party to any type of lockbox agreement or similar cash management arrangement that has not been approved by Lender in writing, and no direct or indirect owner of Borrower is party to any type of lockbox agreement or similar cash management arrangement with respect to Master Lease Rents, Rents (which are payable to Borrower only following a termination of the Master Lease) or other income from the Mortgaged Property that has not been approved by Lender in writing.

(r)Securities Laws Compliance.

No laws, rules or regulations relating to securities have at any time been violated by Borrower, or, to the best of Borrower’s knowledge after due inquiry, any agent, broker or employee of either of them, in connection with the solicitation or sale of beneficial interests in Borrower.

(s)Qualified Delaware Statutory Trust.  Borrower has been, is and shall be (except to the extent expressly permitted hereunder) a Qualified Delaware Statutory Trust.

(t)Master Lease.  As of the Closing Date, the Master Lease is in full force and effect, is valid and enforceable against Borrower and Master Tenant, and is fully subordinate to the lien and terms of the Loan and Security Instrument.

Section 4.02Covenants.

(a)Maintenance of Existence; Organizational Documents.

Borrower shall maintain its existence, its entity status, franchises, rights, and privileges under the laws of the state of its formation or organization (as applicable).  Borrower shall continue to be duly qualified and in good standing to transact business in each jurisdiction in which qualification or standing is required according to applicable law to conduct its business with respect to the Mortgaged Property and where the failure to do so would adversely affect Borrower’s operation of the Mortgaged Property or the validity, enforceability, or the ability of Borrower to perform its obligations under this Loan Agreement or any other Loan Document. Neither Borrower nor any partner, member, manager, officer, or director of Borrower shall:

(1)make or allow any material change to the organizational documents or organizational structure of Borrower, including changes relating to the Control of Borrower, or

(2)file any action, complaint, petition, or other claim to:

(A)divide, partition, or otherwise compel the sale of the Mortgaged Property, or

(B)otherwise change the Control of Borrower.

Notwithstanding the foregoing, Lender’s consent shall not be required in connection with an amendment of Section 11 of the Trust Agreement (and any other applicable provisions therein) regarding the right of investors to exchange beneficial interests in Borrower for Units in the Operating Partnership (as such terms are defined in the Trust Agreement) (the “Exchange Changes”).

(b)Economic Sanctions, Anti-Money Laundering, and Anti-Corruption.

(1)Borrower, Guarantor, Key Principal, and any Person Controlling Borrower, Guarantor, or Key Principal, or any Person Controlled by Borrower, Guarantor, or Key Principal that also has a direct or indirect ownership interest in Borrower, Guarantor, or Key Principal shall remain in compliance with any applicable civil or criminal laws or regulations (including those requiring internal controls) intended to prohibit, prevent, or regulate money laundering, drug trafficking, terrorism, or corruption, of the United States and the jurisdiction where the Mortgaged Property is located or where the Person resides, is domiciled, or has its principal place of business.

(2)At no time shall Borrower, Guarantor, or Key Principal, or any Person Controlling Borrower, Guarantor, or Key Principal, or any Person Controlled by Borrower, Guarantor, or Key Principal that also has a direct or indirect ownership interest in Borrower, Guarantor, or Key Principal, be a Person:

(A)against whom proceedings are pending for any alleged violation of any laws described in Section 4.02(b)(1);

(B)that has been convicted of any violation of, has been subject to civil penalties or Economic Sanctions pursuant to, or had any of its property seized or forfeited under, any laws described in Section 4.02(b)(1);

(C)with whom any United States Person, any entity organized under the laws of the United States or its constituent states or territories, or any entity, regardless of where organized, having its principal place of business within the United States or any of its territories, is prohibited from transacting business of the type contemplated by this Loan Agreement and the other Loan Documents under any other Legal Requirements; or

(D)that is deemed a Sanctioned Person.

(3)Borrower, Guarantor, and Key Principal shall at all times remain in compliance with any applicable Economic Sanctions laws and regulations.

(c)Payment of Taxes, Assessments, and Other Charges.

Borrower shall (and shall require that Master Tenant) file all federal, state, county, and municipal tax returns and reports required to be filed by Borrower (or Master Tenant, as applicable) and shall pay, before any fine, penalty interest, or cost may be added thereto, all taxes payable with respect to such returns and reports.

(d)Borrower Special Purpose Status.

(1)Until the Indebtedness is fully paid, Borrower:

(A)shall not acquire or lease any real property, personal property, or assets other than the Mortgaged Property;

(B)shall not acquire, own, operate, or participate in any business other than the leasing, ownership, management, operation, and maintenance of the Mortgaged Property;

(C)shall not commingle its assets or funds with those of any other Person;

(D)shall maintain its financial statements, accounting records, and other partnership, real estate investment trust, limited liability company, or corporate books, records and documents, as the case may be, separate from those of any other Person (unless (i) Borrower’s assets have been included in a consolidated financial statement of a Borrower Affiliate prepared in accordance with an Approved Accounting Method, (ii) appropriate notation shall be made on such consolidated financial statement to indicate the separate identity of Borrower and that Borrower’s assets and credit are not available to satisfy the debts and other obligations of the applicable Borrower Affiliate or any other Person, and (iii) Borrower’s assets, liabilities and net worth shall also be listed on Borrower’s own separate balance sheet);

(E)shall have no material financial obligation under any indenture, mortgage, deed of trust, deed to secure debt, loan agreement, other agreement or instrument to which Borrower is a party or by which Borrower is otherwise bound, or to which the Mortgaged Property is subject or by which it is otherwise encumbered, other than:

(i)unsecured trade payables incurred in the ordinary course of the operation of the Mortgaged Property (exclusive of amounts (1) to be paid out of the Replacement Reserve Account or Repairs Escrow Account(2) to be paid out of the Replacement Reserve Account or Repairs Escrow Account or Debt Service Reserve, or (3) for rehabilitation, restoration, repairs, or replacements of the Mortgaged Property or otherwise approved by Lender) so long as such trade payables (4) are not evidenced by a promissory note, (5) are payable within sixty (60) days of the date incurred, and (6) as of any date, do not exceed, in the aggregate, three percent (3%) of the original principal balance of the Mortgage Loan;

(ii)if the Security Instrument grants a lien on a leasehold estate, Borrower’s obligations as lessee under the ground lease creating such leasehold estate; and

(iii)obligations under the Loan Documents and obligations secured by the Mortgaged Property to the extent permitted by the Loan Documents;

(F)shall not assume, guaranty, or pledge its assets to secure the liabilities or obligations of any other Person (except in connection with the Mortgage Loan or other mortgage loans that have been paid in full or collaterally assigned to Lender) or hold out its credit as being available to satisfy the obligations of any other Person;

(G)shall not make loans or advances to any other Person;

shall not enter into, or become a party to, any transaction with any Borrower Affiliate, except (i) in the ordinary course of business and on terms which are no more favorable to any such Borrower Affiliate than would be obtained in a comparable arm’s-length transaction with an unrelated third party, (ii) in connection with this Agreement, and (iii) capital contributions and distributions permitted under the terms of this Agreement;

(H)shall not Divide;

(I)shall not merge into or consolidate with any Person, or dissolve, terminate, liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

(J)shall not (A) fail to observe all organizational formalities necessary to maintain its separate existence, or fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the applicable Legal Requirements of the jurisdiction of its organization or formation, or (B) amend, modify, terminate or fail to comply with the Single Purpose Entity provisions of its organizational documents, in each case without the prior written consent of Lender;

(K)shall not own any subsidiary, or make any investment in, any Person;

(L)shall not maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

(M)shall not fail to (i) file its own tax returns separate from those of any other Person, except to the extent that Borrower is treated as a “disregarded entity” for tax purposes and is not required to file separate tax returns under applicable Legal Requirements, and (ii) pay any taxes required to be paid under applicable Legal Requirements;

(N)shall not fail to (i) hold itself out to the public as a legal entity separate and distinct from any other Person, (ii) conduct its business solely in its own name or (iii) correct any known misunderstanding regarding its separate identity;

(O)shall not, without the unanimous written consent of all of its partners or members, as applicable, and the written consent of all directors or managers of Borrower and each SPE Component Entity, as applicable, including, without limitation, each Independent Director, take any Material Action or action that might cause such entity to become insolvent;

(P)shall not fail to fairly and reasonably allocate shared expenses (including, without limitation, shared office space and services performed by an employee of a Borrower Affiliate) among the Persons sharing such expenses;

(Q)shall not fail to intend to remain solvent or fail to pay its own liabilities (including, without limitation, salaries of its own employees), to the extent of its then available cash flow; provided, however, that the foregoing shall not require Borrower’s members, partners or shareholders to make additional capital contributions to Borrower;

(R)shall not acquire obligations or securities of its partners, members, shareholders or other affiliates, as applicable;

(S)shall not violate or cause to be violated the assumptions made with respect to Borrower and its principals in the Non-Consolidation Opinion or any New Non-Consolidation Opinion;

(T)shall not fail to maintain a sufficient number of employees in light of its contemplated business operations to the extent there exists sufficient cash flow from the Mortgaged Property to do so after payment of all Operating Expenses and Debt Service and without any obligation for any members, partners or shareholders to make additional capital contributions to Borrower;

(U)shall not fail to maintain and use separate stationery, invoices and checks bearing its own name;

(V)shall not have any of its obligations guaranteed by a Borrower Affiliate, except as contemplated by the Loan Documents; and

(W)shall not identify itself as a department or division of any other Person.

(2)If Borrower is a partnership or limited liability company (other than a single-member Delaware limited liability company formed under the Act which complies with the requirements of subsection (3) below), each general partner in the case of a partnership, or the managing member in the case of a limited liability company (each an “SPE Component Entity”) of Borrower, as applicable, shall be a corporation or a limited liability company whose sole asset is its interest in Borrower, provided that if such SPE Component Entity is a limited liability company (other than a single-member Delaware limited liability company), each of its managing members shall also be a SPE Component Entity.  Each SPE Component Entity (A) will at all times comply with each of the covenants, terms and provisions contained in Section 4.02(d)(1)(A) through (D), (F) through (K) and (M) through (W) inclusive, as well as the requirements of clause (3) below if such SPE Component Entity is a single member limited liability company formed under the Act, as if such representation, warranty or covenant was made directly by such

SPE Component Entity; (B) will not engage in any business or activity other than owning an interest in Borrower; (C) will not acquire or own any assets other than its partnership, membership, or other equity interest in Borrower; (D) will not own any subsidiary, or make any investment in any Person other than its investment in Borrower; (E) will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation) and (F) will cause Borrower to comply with the provisions of this Section 4.02(d) and Section 4.02(e).  Prior to the withdrawal or the disassociation of any SPE Component Entity from Borrower, Borrower shall immediately appoint a new general partner or managing member whose articles of incorporation or limited liability company agreement, as applicable, are substantially similar to those of such SPE Component Entity and, if a Non-Consolidation Opinion was required at closing, deliver a New Non-Consolidation respect to the new SPE Component Entity and its equity owners.  Notwithstanding the foregoing, to the extent Borrower is a single member Delaware limited liability company, so long as Borrower maintains such formation status and complies with the requirements set forth in subsection (3) below, the SPE Component Entity requirement as set forth in this section shall not be applicable.

(3)In the event Borrower or SPE Component Entity is a single member limited liability company formed under the Act (as applicable, the “Company”), the limited liability company agreement of the Company (the “LLC Agreement”) shall provide that (A) upon the occurrence of any event that causes the sole member of the Company (“Member”) to cease to be the member of the Company (other than (1) upon an assignment by Member of all of its limited liability company interest in the Company and the admission of the transferee in accordance with the Loan Documents and the LLC Agreement, or (2) the resignation of Member and the admission of an additional member of the Company in accordance with the terms of the Loan Documents and the LLC Agreement), the personal representative of Member shall, within ninety (90) days, agree in writing to continue the existence of the Company and to the admission of such personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that caused the Member to cease to be a member of the Company, and any person acting as Independent Director of the Company and executing the LLC Agreement (“Special Member”) shall, without any action of any other Person and simultaneously with the Member ceasing to be the member of the Company, automatically be admitted to the Company and shall continue the existence of the Company without dissolution, and (B) Special Member may not resign from the Company or transfer its rights as Special Member unless (1) a successor Special Member has been admitted to the Company as Special Member in accordance with the requirements of the Act and (2) after giving effect to such resignation, such successor Special Member has also accepted its appointment as an Independent Director.  The LLC Agreement shall further provide that (v) Special Member shall automatically cease to be a member of the Company upon the admission to the Company of a substitute Member, (w) Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of the assets of the Company, (x) pursuant to Section 18-301 of the Act, Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company, (y) Special Member, in its capacity as Special Member, may not bind the Company, and (z) except as required by any mandatory provision of the Act, Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company; provided, however, such prohibition shall not limit the obligations of Special Member, in its capacity as Independent Director, to vote on such matters required by the Loan Documents or the LLC Agreement.  Prior to its admission to the Company as Special Member, Special Member shall not be a member of the Company, but the Special Member may serve as an Independent Director of the Company.  Any Bankruptcy Event initiated by or brought against Member or Special Member shall not cause Member or Special Member to cease to be a member of the Company and upon the occurrence of such an event, the existence of the Company shall continue without dissolution.  The LLC Agreement shall also provide that each of Member and Special Member waives any right it might have to agree in writing to dissolve the Company upon the occurrence of any Bankruptcy Event initiated by or brought against Member or Special Member, or the occurrence of an event that causes Member or Special Member to cease to be a member of the Company.

(4)In the event Borrower or SPE Component Entity is a Delaware Statutory Trust, (A) has and shall have at least one signatory trustee (or, as applicable, the administrative manager or administrative trustee) that is a Special Purpose Entity which is a corporation or single-member Delaware limited liability company that complies with the requirements set forth in clause (3) above (except that such signatory trustee (or, as applicable, such administrative manager or administrative trustee) shall not be required to have an Independent Director), who shall have the authority to terminate the Trust Agreement of Borrower by converting Borrower into a Delaware limited liability company in form and substance satisfactory to Lender in accordance with the provisions of Section 9.03 of Borrower’s Trust Agreement (for the avoidance of doubt, the form of the limited liability company operating agreement attached to Borrower’s Trust Agreement as of the date hereof shall be acceptable), (B) has at least one (1) Independent Trustee, and (C) has not caused or allowed, and will not cause or allow the members, managers, trustees or beneficial interest holders to vote for any Bankruptcy Event unless the Independent Trustee shall have consented in writing to such action.

(5)The organizational documents of Borrower and each SPE Component Entity shall provide an express acknowledgment that Lender is an intended third-party beneficiary of the “special purpose” provisions of such organizational documents.

(6)Borrower shall require that Master Tenant be a Special Purpose Entity that owns only its leasehold interest in the Mortgaged Property and assets incident to such ownership.

(e)Independent Director.

The organizational documents of Borrower (where Borrower is a Delaware statutory trust, corporation or a single member limited liability company formed under the Act) or SPE Component Entity, as applicable, shall include the following provisions: (a) at all times there shall be, and Borrower or SPE Component Entity, as applicable, shall cause there to  be, at least one Independent Director; (b) the trustees, board of directors or managers of Borrower or SPE Component Entity, as applicable, shall not take any Material Action which, under the terms of any certificate of incorporation, by-laws, voting trust agreement with respect to any common stock, articles of organization or operating agreement requires unanimous vote of the board of directors or managers of Borrower or SPE Component Entity, as applicable, unless at the time of such action there shall be at least one member of the board of directors or managers who is an Independent Director; (c) Borrower or SPE Component Entity, as applicable, shall not, without the unanimous written consent of its trustees, board of directors or managers, including the Independent Director, on behalf of itself or Borrower, as the case may be, take any Material Action or any action that might cause such entity to become insolvent, and when voting with respect to such matters, the Independent Director shall, to the fullest extent permitted by law, including Section 18-1101(c) of the Act, and notwithstanding any duty otherwise existing at law or in equity, consider only the interests of the Borrower and the SPE Component Entity (including their respective creditors), and except for its duties to the Borrower and the SPE Component Entity with respect to voting on matters as set forth immediately above (which duties shall extend to the constituent equity owners of Borrower and the SPE Component Entity solely to the extent of their respective economic interests in Borrower or the SPE Component Entity but shall exclude (i) all other interests of such constituent equity owners, (ii) the interests of other affiliates of Borrower or the SPE Component Entity, and (iii) the interests of any group of affiliates of which Borrower and the SPE Component Entity are a part), the Independent Directors shall not have any fiduciary duties to such constituent equity owners, any officer or any other Person; provided, however, the foregoing shall not eliminate the implied contractual covenant of good faith and fair dealing; and (d) no Independent Director of Borrower or SPE Component Entity

may be removed or replaced other than as a result of an Independent Director Event, and any such removal or replacement shall not occur unless Borrower or SPE Component Entity provides Lender with not less than five (5) Business Days’ prior written notice of (i) any proposed removal of an Independent Director, together with a statement as to the reasons for such removal, and (ii) the identity of the proposed replacement Independent Director, together with a certification that such replacement satisfies the requirements set forth in the organizational documents for an Independent Director; provided, however, no resignation or removal of an Independent Director shall be effective until a successor Independent Director is appointed and has accepted his or her appointment.  Borrower shall require that the organizational documents of Master Tenant at all times include a requirement that Master Tenant has an Independent Director.

(f)ERISA.

Borrower covenants that:

(1)no asset of Borrower shall constitute “plan assets” (within the meaning of Section 3(42) of ERISA and Department of Labor Regulation Section 2510.3-101) of an Employee Benefit Plan;

(2)no asset of Borrower shall be subject to the laws of any Governmental Authority governing the assets of an Employee Benefit Plan; and

(3)neither Borrower nor any ERISA Affiliate shall incur any obligation or liability with respect to any ERISA Plan.

(4)Borrower shall not permit Master Tenant to, engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA.

(g)Notice of Litigation or Insolvency.

Borrower shall give immediate written notice to Lender of any claims, actions, suits, or proceedings at law or in equity (including any insolvency, bankruptcy, or receivership proceeding) by or before any Governmental Authority pending or, to Borrower’s knowledge, threatened, in writing, against or affecting Borrower, Guarantor, Key Principal, or the Mortgaged Property, which claims, actions, suits, or proceedings, if adversely determined reasonably would be expected to materially adversely affect the financial condition or business of Borrower, Guarantor, or Key Principal, or the condition, operation, or ownership of the Mortgaged Property (including any claims, actions, suits, or proceedings regarding fair housing, anti-discrimination, or equal opportunity, which shall always be deemed material).

(h)Payment of Costs, Fees, and Expenses.

In addition to the payments specified in this Loan Agreement, Borrower shall pay, on demand, all of Lender’s out-of-pocket fees, costs, charges, or expenses (including the reasonable fees and expenses of attorneys, accountants, and other experts) incurred by Lender in connection with:

(1)any amendment to, or consent, or waiver required under, this Loan Agreement or any of the Loan Documents (whether or not any such amendments, consents, or waivers are entered into);

(2)defending or participating in any litigation arising from actions by third parties and brought against or involving Lender with respect to:

(A)the Mortgaged Property;

(B)any event, act, condition, or circumstance in connection with the Mortgaged Property; or

(C)the relationship between or among Lender, Borrower, Key Principal, and Guarantor in connection with this Loan Agreement or any of the transactions contemplated by this Loan Agreement;

(3)the administration or enforcement of, or preservation of rights or remedies under, this Loan Agreement or any other Loan Documents including or in connection with any litigation or appeals, any Foreclosure Event or other disposition of any collateral granted pursuant to the Loan Documents; and

(4)any Bankruptcy Event or Guarantor Bankruptcy Event.

(i)Restrictions on Distributions.

No distributions or dividends of any nature with respect to Master Lease Rents, Rents or other income from the Mortgaged Property shall be made to any Person having a direct ownership interest in Borrower if an Event of Default has occurred and is continuing.

(j)Lockbox Arrangement.

(1) Borrower has established and shall maintain, pursuant to that certain Deposit Account Control Agreement, dated as of the Effective Date, between Borrower, BankUnited, N.A. (“Deposit Bank”) and Lender  (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Deposit Account Control Agreement”), an Eligible Account with Deposit Bank into which Borrower shall, and shall cause Manager to, deposit or cause to be deposited, all Master Lease Rents, Rents (upon termination of the Master Lease) and other revenue from the Mortgaged Property received by or on behalf of Borrower (such account, all funds at any time on deposit therein and any proceeds, replacements or substitutions of such account or funds therein, are collectively referred to herein as the “Deposit Account”).  In the event Deposit Bank ceases to qualify as an Eligible Institution, resigns as Deposit Bank, or defaults under or terminates the Deposit Account Control Agreement, Borrower shall cooperate with Lender in designating a successor Eligible Institution and transferring the Deposit Account to such Eligible Institution, each within thirty (30) days after request by Lender.  Lender hereby approves Borrower’s selection of BankUnited, N.A. as the initial Deposit Bank, regardless of whether BankUnited, N.A. is an Eligible Institution, provided that, in addition to Lender’s rights to terminate the Deposit Bank under the Deposit Account Control Agreement, Lender shall have the right to terminate or direct Borrower to terminate the initial Deposit Account Control Agreement with BankUnited, N.A. and engage a new Deposit Bank which is an Eligible Institution at any time that (i) an Event of Default exists, (ii) BankUnited, N.A. is the subject of a bankruptcy, receivership, similar insolvency proceeding, is then the subject of an investigation of an Governmental Authority or otherwise on a so called “watchlist” maintained by any Governmental Authority or reputable rating service, (iii) Lender otherwise reasonably determines that BankUnited, N.A. is undercapitalized for the purpose of acting as Deposit Bank under the Deposit Account Control Agreement and/or (iv) BankUnited, N.A.  is in default under the Deposit Account Control Agreement.  Lender acknowledges that, as of the date hereof, BankUnited, N.A. is an Eligible Institution.

(2)Intentionally Omitted.

(3)The Deposit Account shall be in the name of Borrower for the benefit of Lender, provided that Borrower shall be the owner of all funds on deposit in such accounts for federal and applicable state and local tax purposes.  The Deposit Account shall be subject to the exclusive dominion and control of Lender and, except as otherwise expressly provided herein, neither Borrower, any property manager nor any other party claiming on behalf of, or through, Borrower or any property manager, shall have any right of withdrawal therefrom or any other right or power with respect thereto.

(4)Borrower covenants that:

(A)Borrower shall, and shall cause any property manager to, instruct all Persons that maintain open accounts with Borrower or any property manager with respect to the Mortgaged Property or with whom Borrower or any property manager does business on an “accounts receivable” basis with respect to the Mortgaged Property to deliver all payments due under such accounts directly to the Deposit Account or a post office address maintained by Deposit Bank for processing deposits to the Deposit Account, as applicable.  Neither Borrower nor any property manager shall direct any such Person to make payments due under such accounts in any other manner;

(B)All Master Lease Rents, Rents or other income from the Mortgaged Property due and payable to Borrower shall (A) be deemed additional security for payment of the Indebtedness and shall be held in trust for the benefit, and as the property, of Lender, (B) not be commingled with any other funds or property of Borrower or property manager, and (C) be deposited in the Deposit Account within two (2) Business Days of receipt; and

(C)So long as any portion of the Indebtedness remains outstanding, none of Borrower, any property manager or any other Person shall open or maintain any accounts other than the Deposit Account into which Borrower’s revenues from the ownership and operation of the Mortgaged Property are deposited.  The foregoing shall not prohibit Borrower from utilizing one or more separate accounts for the disbursement or retention of funds that have been transferred to Borrower pursuant to the express terms of this Loan Agreement.

(5)Borrower hereby irrevocably authorizes Lender to instruct Deposit Bank to transfer, or cause to be transferred, on each Business Day during a Cash Management Period by wire transfer or other method of transfer mutually agreeable to Deposit Bank and Lender of immediately available funds, all collected and available balances in the Deposit Account (subject to any minimum retained or “peg” balance that may be required pursuant to the terms of the Deposit Account Control Agreement) to Lender to be held until disbursed pursuant to the terms of this Loan Agreement.

(6)Intentionally Omitted.

(7)During a Cash Management Period, Borrower hereby irrevocably authorizes Lender to make any and all withdrawals from the Deposit Account and transfers between any of the Reserve/Escrow Accounts as Lender shall determine in Lender’s sole and absolute discretion and Lender may use all funds contained in any such accounts for any purpose, including but not limited to repayment of the Indebtedness in such order, proportion and priority as Lender may determine in its sole and absolute discretion. Lender’s right to withdraw and apply funds as stated herein shall be in addition to all other rights and remedies provided to Lender under this Loan Agreement, the Note, the Security Instrument and the other Loan Documents. So long as no Cash Management Period is then in effect, the Deposit Bank shall transfer on each Business Day during the term of the Loan all amounts on deposit in the Deposit Account to Borrower’s operating account, as designated by Borrower in the Deposit Account Control

Agreement.

(k)Security Interest in Deposit Account.

(1)To secure the full and punctual payment of the Indebtedness and performance of all obligations of Borrower now or hereafter existing under this Loan Agreement and the other Loan Documents, Borrower hereby grants to Lender a first-priority perfected security interest in the Deposit Account, all interest, cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held therein, any and all amounts invested in Permitted Investments, and all “proceeds” (as defined in the UCC as in effect in the state in which the Deposit Account is located or maintained) of any or all of the foregoing.  Furthermore, Borrower shall not, without obtaining the prior written consent of Lender, further pledge, assign or grant any security interest in any of the foregoing or permit any Lien to attach thereto or any levy to be made thereon or any UCC financing statements to be filed with respect thereto.  Borrower will maintain the security interest created by this Section 4.02(k)(1) as a first priority perfected security interest and will defend the right, title and interest of Lender in and to the Deposit Account against the claims and demands of all Persons whomsoever.  The security interest created hereby shall remain in full force and effect until payment in full of the Indebtedness.  Upon payment in full of the Indebtedness, this security interest shall terminate without further notice from any party and Lender shall execute such instruments and documents as may be reasonably requested by Borrower to evidence such termination.

(2)Borrower authorizes Lender to file any financing statement or statements required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein in connection with the Deposit Account.  Borrower  agrees that at any time and from time to time, at the expense of Borrower, Borrower will promptly and duly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby (including, without limitation, any security interest in and to any Permitted Investments) or to enable Lender to exercise and enforce its rights and remedies hereunder.

(3)During the continuance of a Cash Management Period, Lender may exercise any or all of its rights and remedies as a secured party, pledgee and lienholder with respect to the Deposit Account.  Without limitation of the foregoing, upon and during the continuance of any Cash Management Period, Lender may use the Deposit Account for any of the following purposes: (A) repayment of the Indebtedness, including, but not limited to, principal prepayments and the prepayment premium applicable to such full or partial prepayment (as applicable); (B) reimbursement of Lender for all Losses suffered or incurred by Lender as a result of such Event of Default; (C) payment of any amount expended in exercising any or all rights and remedies available to Lender at law or in equity or under this Loan Agreement or under any of the other Loan Documents; (D) payment of any item as required or permitted under this Loan Agreement; or (E) any other purpose permitted by Legal Requirements; provided, however, that any such application of funds shall not cure or be deemed to cure any Event of Default.  Without limiting any other provisions hereof, each of the remedial actions described in the immediately preceding sentence shall be deemed to be a commercially reasonable exercise of Lender’s rights and remedies as a secured party with respect to the Deposit Account and shall not in any event be deemed to constitute a setoff or a foreclosure of a statutory banker’s lien.  Nothing in this Loan Agreement shall obligate Lender to apply all or any portion of the Deposit Account to effect a cure of any Event of Default, or to pay the Indebtedness, or in any specific order of priority.  The exercise of any or all of Lender’s rights and remedies under this Loan Agreement or under any of the other Loan Documents shall not in any way prejudice or affect Lender’s right to initiate and complete a foreclosure under the Security Instrument.

(l)Cash Management Period.

(1)Upon the occurrence of a Cash Management Period, Borrower shall establish an Eligible Account with Lender or Lender’s agent into which Borrower shall deposit (or cause Deposit Bank to deposit) all funds disbursed from the Deposit Account during the continuation of a Cash Management Period (the “Cash Collateral Reserve Account”).  Amounts so deposited shall hereinafter be referred to as the “Cash Collateral Reserve Funds”.  Cash Collateral Reserve Funds shall be held by Lender as additional security for the Mortgage Loan; provided, however, Lender shall have the right, but not the obligation, in its sole discretion to apply Cash Collateral Reserve Funds to the Indebtedness in such order and in such manner as Lender shall elect.  Provided no Event of Default has occurred and is continuing, all sums on deposit in the Cash Collateral Reserve Account shall be disbursed to Borrower upon the earlier to occur of (i) payment in full of the Indebtedness, (ii) the release of the Lien of the Security Instrument (and all related obligations) in accordance with the terms of this Loan Agreement, or (iii) the discontinuation of a Cash Management Period.

(2)During the continuation of a Cash Management Period, Borrower shall submit to Lender not later than the twentieth (20th) day of each calendar month, a statement certified by Borrower in the form required by Lender (A) setting forth those Operating Expenses and Extraordinary Expenses (as well as a reasonably detailed explanation thereof) for the Mortgaged Property to be paid by Borrower during the following calendar month and (B) stating that no Operating Expenses or Extraordinary Expenses are more than sixty (60) days past due.  Together with each such request, Borrower shall furnish Lender with bills and all other documents necessary for the payment of the Operating Expenses and/or Extraordinary Expenses which are the subject of such request.  Only those Operating Expenses which are consistent with the Annual Budget as determined by Lender, as well as those Operating Expenses and Extraordinary Expenses otherwise approved by Lender in writing in its reasonable discretion, shall be approved for payment and shall be disbursed to Borrower on the next Payment Date.

(m)Trustees.

Borrower shall not replace Signatory Trustee or Delaware Trustee without Lender’s prior written consent (not to be unreasonably withheld, conditioned or delayed), provided, however, that Borrower may replace (i) Signatory Trustee with a Qualified Replacement Signatory Trustee upon thirty (30) days prior written notice to Lender, and (ii) Delaware Trustee with a Qualified Replacement Delaware Trustee upon thirty (30) days prior written notice to Lender.

(n)No Partition.

Neither Borrower, Key Principal or Guarantor shall initiate any action to partition the Mortgaged Property or to effect a distribution “in-kind” of Borrower’s assets to any Beneficial Owner, or any similar action, without Lender’s prior written consent.

ARTICLE 5 - THE MORTGAGE LOAN

Section 5.01Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 5.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a)Receipt and Review of Loan Documents.

Borrower has received and reviewed this Loan Agreement and all of the other Loan Documents.

(b)No Default.

No default exists under any of the Loan Documents.

(c)No Defenses.

The Loan Documents are not currently subject to any right of rescission, set-off, counterclaim, or defense by either Borrower or Guarantor, including the defense of usury, and neither Borrower nor Guarantor has asserted any right of rescission, set-off, counterclaim, or defense with respect thereto.

(d)Loan Document Taxes.

All mortgage, mortgage recording, stamp, intangible, or any other similar taxes required to be paid by any Person under applicable law currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection, or enforcement of any of the Loan Documents, including the Security Instrument, have been paid or will be paid in the ordinary course of the closing of the Mortgage Loan.

Section 5.02 Covenants.

(a) Ratification of Covenants; Estoppels; Certifications.

Borrower shall:

(1) promptly notify Lender in writing upon any material violation of any covenant set forth in any Loan Document of which Borrower has notice or knowledge; provided, however, any such written notice by Borrower to Lender shall not relieve Borrower of, or result in a waiver of, any obligation under this Loan Agreement or any other Loan Document; and

(2) within ten (10) Business Days after a request from Lender, provide a written statement, signed and acknowledged by Borrower, certifying to Lender or any person designated by Lender, as of the date of such statement:

(A) that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications);

(B)the date to which interest on the Mortgage Loan has been paid;

(C)that Borrower is not in default in paying the Indebtedness or, to the best of Borrower’s knowledge, in performing or observing any of the covenants or agreements contained in this Loan Agreement or any of the other Loan Documents (or, if Borrower is in default, describing such default in reasonable detail);

(D)whether or not there are then-existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and

(E)the Master Lease is in full force and effect and has not been modified, amended or assigned (or listing the modifications, amendments or assignments, if any);

(F)no Master Lease Default by Master Tenant exists under the Master Lease (or describing in reasonable detail any such Master Lease Default that does exist);

(G)neither Master Tenant nor Borrower has commenced any action or given or received any notice for the purpose of terminating the Master Lease; and

(H)all sums due and payable under the Master Lease have been paid in full as of the date thereof (or describing in reasonable detail any amounts then remaining due and unpaid).

(b)Further Assurances.

(1)	Other Documents As Lender May Require.

(A)Within ten (10) Business Days after request by Lender, Borrower shall, subject to Section 5.02(e) below, execute, acknowledge, and deliver, at its cost and expense, all further instruments as Lender may reasonably require from time to time in order to better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Loan Agreement and the other Loan Documents.

(2)	Corrective Actions.

Within ten (10) Business Days after request by Lender, Borrower shall provide, or cause to be provided, to Lender, at Borrower’s cost and expense, such further documentation or information reasonably deemed necessary or appropriate by Lender in the exercise of its rights under the Loan Documents or to correct patent mistakes in the Loan Documents, the Title Policy, or the funding of the Mortgage Loan.

(c)Master Lease.

(1) Borrower Compliance.

Borrower shall (a) promptly perform and/or observe in all material respects all of the covenants, agreements and obligations required to be performed and observed by Borrower under the Master Lease Documents and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (b) promptly notify Lender of any material default under the Master Lease Documents; (c) upon written request from Lender, promptly deliver to lender a copy of each material financial statement, business plan, or capital expenditures plan, received by Borrower under the Master Lease; and (d) promptly enforce, in a commercially reasonable manner, the performance and observance of all of the covenants and agreements required to be performed and/or observed by Master Tenant under the Master Lease Documents.

(2) Master Tenant Compliance.

Borrower shall cause Master Tenant to comply with the affirmative and negative covenants contained in this Agreement as they relate to the Mortgaged Property, to the operation and maintenance of the Mortgaged Property, and to the entity and organizational requirements hereof as they apply to Master Tenant, and no Default hereunder shall be excused by virtue of the fact that such Default was caused by Master Tenant.  Borrower shall use commercially reasonable efforts to cause the Master Lease to remain in effect so long as any portion of the Indebtedness is outstanding and no Material Master Lease Default exists.

(3) Termination.

Notwithstanding anything to the contrary herein or in any other Loan Documents or in the Master Lease, (i) Lender may terminate the Master Lease upon (x) the occurrence of both a Material Master Lease Default and an Event of Default hereunder, or (y) foreclosure of the Security Instrument or other transfer of title to the Mortgaged Property in extinguishment in whole or in part of the Debt, including acceptance by Lender of a deed in lieu of foreclosure (provided, further, that for the avoidance of doubt, if Lender becomes a “mortgagee in possession” or appoints a receiver, trustee, liquidator or conservator of the Mortgaged Property, and no Material Master Lease Default then exists, the rights and remedies of Lender or such receiver, trustee, liquidator or conservator of the Mortgaged Property (as applicable), shall be limited to the rights and remedies of landlord as provided in the Master Lease), (ii) Borrower shall, at Lender’s request, terminate the Master Lease upon the occurrence of a Material Master Lease Default, and (iii) no such termination (by Lender or otherwise) shall require payment of any termination fee, penalty or other amount (the parties hereto agreeing that any such fee, penalty or other amount that may be payable by Borrower shall be fully subordinate to the Loan, shall not be payable by Borrower while the Loan remains outstanding, and shall not constitute a claim against Borrower in the event its cash flow is insufficient to pay its obligations).  If Lender shall consent to the termination of the Master Lease, Borrower shall be permitted to take any and all action as lessor under the Leases.

(4) No Modifications.

Notwithstanding anything contained herein to the contrary, Borrower shall not amend or modify any provisions of, terminate, or the shorten the term of the Master Lease without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, Lender’s approval shall not be required for immaterial amendments or modifications of the Master Lease, including, without limitation, (A) changes in Base Rent, Additional Rent and Bonus Rent (each as defined in the Master Lease) so long as (i) Base Rent is not less than Debt Service Amounts due each month, and (ii) the total Master Lease Rent payable to the Borrower does not decrease other than by a de minimis amount, and (B) changes related to Exchange Changes.

(5) Permitted Termination.

Notwithstanding anything contained herein to the contrary, Borrower shall be permitted, upon not less than thirty (30) days prior written notice to Lender, to terminate the Master Lease if, following Transfers permitted hereunder or otherwise consented to by Lender, Borrower is wholly-owned, directly or indirectly, by one (1) Person.  In connection with such termination, Borrower agrees to execute, acknowledge, and deliver, at its cost and expense, all further documents, agreements and such other instruments as Lender may reasonably require in order to grant and convey to Lender the rights intended to be granted to Lender in and to the Leases and the Rents, under this Loan Agreement and the other Loan Documents.

(d) Ownership Records.

(1) Borrower shall cause Signatory Trustee to (a) initially indicate on the Ownership Records that CF Summerfield Depositor, LLC, a Delaware limited liability company, is owner of 75% of the Beneficial Interests in Borrower, (b)  initially indicate on the Ownership Records that CF Summerfield DST Holder, LLC, a Delaware limited liability company, is owner of 25% of the Beneficial Interests in Borrower and (c) periodically revise, contemporaneously with the issuance or transfer of Beneficial Interests in accordance with the Trust Agreement, changes in mailing addresses, or other changes.  Upon Lender’s request, Borrower shall deliver to Lender such updates referenced in clause (c) above.

(e) Limitations on Further Acts of Borrower.

Nothing in Section 5.02(b) shall require Borrower to do any further act that has the effect of changing the economic terms of the Loan set forth in the Loan Documents.

(f)Financing Statements; Record Searches.

(1)	Borrower shall pay all costs and expenses associated with:
(A)

any filing or recording of any financing statements, including all continuation statements, termination statements, and amendments or any other filings related to security interests in or liens on collateral; and

(B)	any record searches for financing statements that Lender may require.

(2) Borrower hereby authorizes Lender to file any financing statements, continuation statements, termination statements, and amendments (including an “all assets” or “all personal property” collateral description or words of similar import) in form and substance as Lender may require in order to protect and preserve Lender’s lien priority and security interest in the Mortgaged Property (and to the extent Lender has filed any such financing statements, continuation statements, or amendments prior to the Effective Date, such filings by Lender are hereby authorized and ratified by Borrower).

(g) Loan Document Taxes.

Borrower shall pay, on demand, any transfer taxes, documentary taxes, assessments, or charges made by any Governmental Authority in connection with the execution, delivery, recordation, filing, registration, perfection, or enforcement of any of the Loan Documents or the Mortgage Loan.

ARTICLE 6 - PROPERTY USE, PRESERVATION, AND MAINTENANCE

Section 6.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 6.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Compliance with Law; Permits and Licenses.

(1) To Borrower’s knowledge and except as disclosed in any Property Condition Report, zoning report, survey, appraisal and/or environmental report received by Lender in connection with the Loan prior to the date hereof (collectively, the “Reports”), Borrower and the Mortgaged Property (including the Improvements) and the use thereof comply with all applicable laws, ordinances, statutes, rules, and regulations, including all applicable statutes, rules, and regulations pertaining to requirements for equal opportunity, anti-discrimination, fair housing, and rent control, and Borrower has no knowledge of any action or proceeding (or threatened action or proceeding) regarding noncompliance or nonconformity with any of the foregoing.

(2) To Borrower’s knowledge, there is no evidence of any illegal activities on the Mortgaged Property.

(3) To Borrower’s knowledge, no permits or approvals from any Governmental Authority, other than those previously obtained and furnished to Lender, are necessary for the commencement and completion of the Repairs or Replacements, as applicable, other than those permits or approvals which will be timely obtained in the ordinary course of business.

(4) To Borrower’s knowledge, all required permits, licenses, franchises, consents, certificates and other approvals necessary for the operation of the Mortgaged Property and certificates to comply with all zoning and land use statutes, laws, ordinances, rules, and regulations, and all applicable health, fire, safety, and building codes, and for the lawful use and operation of the Mortgaged Property, including certificates of occupancy, apartment licenses, or the equivalent, have been obtained and are in full force and effect.

(5) No portion of the Mortgaged Property has been purchased with the proceeds of any illegal activity.

(b) Mortgaged Property Characteristics.

(1) The Mortgaged Property contains at least:

(A) the Property Square Footage;

(B) the Total Parking Spaces; and

(C) the Total Residential Units.

(2) Except as disclosed to Lender in writing, no part of the Land is included or assessed under or as part of another tax lot or parcel, and no part of any other property is included or assessed under or as part of the tax lot or parcels for the Land.

(3) In reliance on, and except as otherwise specifically disclosed in, the survey certified to Lender in connection with the Mortgage Loan, to Borrower’s knowledge,  (a) none of the Improvements which were included in determining the appraised value of the Mortgaged Property lie outside the boundaries and building restriction lines of the Mortgaged Property except encroachments that do not materially and adversely affect the value or current use of the Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy, (b) no improvements on adjoining properties encroach upon the Mortgaged Property and no easements or other encumbrances upon the Mortgaged Property encroach upon any of the Improvements except encroachments that do not materially and adversely affect the value or current use of the Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy and (c) no Improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of the Mortgaged Property or for which insurance or endorsements have been obtained under the Title Policy.

(4) In reliance on, and except as otherwise specifically disclosed in, the survey certified to Lender in connection with the Mortgage Loan, to Borrower’s knowledge, the Mortgaged Property is located on or adjacent to a public road and has access to such road directly, or has access via an irrevocable perpetual easement or irrevocable right of way permitting ingress and egress to and from a public road.  To Borrower’s knowledge, the Mortgaged Property is served by or has uninhibited access rights to public or private water or sewer (or well and septic) and all required utilities adequate to service the Mortgaged Property for full utilization of the Mortgaged Property for its current uses.  To Borrower’s knowledge, all public utilities necessary to the full use and enjoyment of the Mortgaged Property as currently used and enjoyed are located either in the public right-of-way abutting the Mortgaged Property (which are connected so as to serve the Mortgaged Property without passing over other property) or in recorded easements serving the Mortgaged Property and such easements are set forth in and insured by the Title Policy.  To Borrower’s knowledge, all roads necessary for the use of the Mortgaged Property for its current purposes have been completed and dedicated to public use and accepted by all Governmental

Authorities.  To Borrower’s knowledge, the Mortgaged Property has, or is served by, parking to the extent required to comply with all Legal Requirements.

(c) Mortgaged Property Ownership.

Borrower is sole owner of the Mortgaged Property.  Master Tenant is the sole owner of the leasehold estate created by the Master Lease.

(d) Condition of the Mortgaged Property.

(1) Borrower has not made any claims, and to Borrower’s knowledge, no claims have been made, against any contractor, engineer, architect, or other party with respect to the construction or condition of the Mortgaged Property or the existence of any structural or other material defect therein; and

(2) neither the Land nor the Improvements have sustained any damage other than damage which has been fully repaired, or is fully insured and is being repaired in the ordinary course of business.

(e) Personal Property.

Borrower and/or Master Tenant owns (or, to the extent disclosed on the Exceptions to Representations and Warranties Schedule, leases) all of the Personal Property that is material to and is used in connection with the management, ownership, and operation of the Mortgaged Property.

Section 6.02 Covenants.

(a) Use of Mortgaged Property.

From and after the Effective Date, Borrower shall not (and shall not permit Master Tenant to), unless required by applicable law or Governmental Authority:

(1) change the use of all or any part of the Mortgaged Property;

(2) convert any individual dwelling units or common areas to commercial use, or convert any common area or commercial use to individual dwelling units;

(3) initiate or acquiesce in a change in the zoning classification of the Land;

(4) establish any condominium or cooperative regime with respect to the Mortgaged Property;

(5)subdivide the Land; or

(6) suffer, permit, or initiate the joint assessment of any Mortgaged Property with any other real property constituting a tax lot separate from such Mortgaged Property which could cause the part of the Land to be included or assessed under or as part of another tax lot or parcel, or any part of any other property to be included or assessed under or as part of the tax lot or parcels for the Land.

(b) Mortgaged Property Maintenance.

Borrower shall (and/or shall cause Master Tenant to):

(1) pay the expenses of operating, managing, maintaining, and repairing the Mortgaged Property (including insurance premiums, utilities, Repairs, and Replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added;

(2) keep the Mortgaged Property in good and safe repair and condition (ordinary wear and tear excepted) (including the replacement of Personalty and Fixtures with items of equal or better function and quality) and subject to Section 9.03(b)(3) and Section 10.03(d) restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition or condition immediately prior to the damage (if improved after the Effective Date), whether or not any insurance proceeds received upon an event of loss or any amounts received in connection with a Condemnation Action are available to cover any costs of such restoration or repair or casualty;

(3) commence or cause Master Tenant to commence all Required Repairs, Additional Lender Repairs, and Additional Lender Replacements as follows:

(A) with respect to any Required Repairs, promptly following the Effective Date (subject to Force Majeure, if applicable), in accordance with the timelines set forth on the Required Repair Schedule, or if no timelines are provided, as soon as practical following the Effective Date;

(B) with respect to Additional Lender Repairs, in the event that Lender determines that Additional Lender Repairs are necessary from time to time or pursuant to Section 6.03(c), promptly following Lender’s written notice of such Additional Lender Repairs (subject to Force Majeure, if applicable), commence any such Additional Lender Repairs and diligently prosecute same until completed;

(C) with respect to Additional Lender Replacements, in the event that Lender determines that Additional Lender Replacements are necessary from time to time or pursuant to Section 6.03(c), promptly following Lender’s written notice of such Additional Lender Replacements (subject to Force Majeure, if applicable), commence any such Additional Lender Replacements and diligently prosecute same until completed;

(4) make, construct, install, diligently perform, and complete all Replacements, Repairs, Restoration, and any other work permitted under the Loan Documents:

(A) in a good and workmanlike manner as soon as practicable following the commencement thereof, free and clear of any Liens, including mechanics’ or materialmen’s liens and encumbrances (except Permitted Encumbrances and mechanics’ or materialmen’s liens which attach automatically under the laws of any Governmental Authority upon the commencement of any work upon, or delivery of any materials to, the Mortgaged Property and for which Borrower is not delinquent in the payment for any such work or materials);

(B) in accordance with all applicable laws, ordinances, rules, and regulations of any Governmental Authority, including applicable building codes, special use permits, and environmental regulations;

(C) in accordance with all applicable insurance and bonding requirements; and

(D) within all timeframes required by applicable Legal Requirements; and

(5) subject to the terms of Section 6.03(a), provide for (or cause Master Tenant to provide for) professional management of the Mortgaged Property by a residential rental property manager satisfactory to Lender under a contract approved by Lender in writing;

(6) give written notice to Lender of, and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender’s security for the Mortgage Loan, or Lender’s rights under this Loan Agreement; and

(7) upon Lender’s written request, submit to Lender any contracts or work orders in excess of $200,000 described in Section 13.03(b).

(c) Mortgaged Property Preservation.

Borrower shall (and/or shall cause Master Tenant to):

(1) not commit waste or abandon or (ordinary wear and tear excepted) permit impairment or deterioration of the Mortgaged Property;

(2) not (or otherwise permit any other Person to) demolish, make any change in the unit mix, otherwise alter the Mortgaged Property or any part of the Mortgaged Property, or remove any Personalty or Fixtures from the Mortgaged Property, except for: (A) alterations required in connection with Repairs and Replacements; (B) the replacement of tangible Personalty or Fixtures, provided (i) such Personalty or Fixtures are replaced with items of equal or better function and quality, and (ii) such replacement does not result in any disruption in occupancy (other than in connection with the routine re-leasing of units); and (C) alterations costing (in the aggregate) not more than $3,500,000 that will not have a material adverse effect on the structural integrity of any Improvements, Borrower’s financial condition, the value of the Mortgaged Property, or the sustainable Net Cash Flow;

(3) not engage in or knowingly permit, and shall take appropriate measures to prevent and abate or cease and desist, any illegal activities at the Mortgaged Property that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the Land or otherwise materially impair the lien created by the Security Instrument or Lender’s interest in the Mortgaged Property;

(4) not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage required by this Loan Agreement; or

(5) not subject the Mortgaged Property to any voluntary, elective, or non-compulsory tax lien or assessment (or opt in to any voluntary, elective, or non-compulsory special tax district or similar regime).

(d) Mortgaged Property Inspections.

Borrower shall (and/or shall cause Master Tenant to):

(1) permit Lender, its agents, representatives, and designees to enter upon and inspect the Mortgaged Property (including in connection with any Replacement, Repair, or Restoration, or to conduct any Environmental Inspection pursuant to the Environmental Indemnity Agreement), and shall cooperate and provide access to all areas of the Mortgaged Property (subject to the rights of tenants under the Leases):

(A)during normal business hours;

(B) at such other reasonable time upon reasonable notice of not less than one (1) Business Day;

(C) at any time when exigent circumstances exist; or

(D) at any time after an Event of Default has occurred and is continuing; and

(2) pay for reasonable costs or expenses incurred by Lender or its agents in connection with any such inspections.

(e) Compliance with Laws.

Borrower shall (and/or shall cause Master Tenant to):

(1) comply in all material respects with all laws, ordinances, statutes, rules, and regulations of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, statutes, rules and regulations, and covenants pertaining to construction of improvements on the Land, fair housing, and requirements for equal opportunity, anti-discrimination, and Leases;

(2) procure and maintain all required permits, licenses, franchises, consents, charters, registrations, certificates and other approvals necessary for the operation of the Mortgaged Property and to comply with all zoning and land use statutes, laws, ordinances, rules and regulations, and all applicable health, fire, safety, and building codes and for the lawful use and operation of the Mortgaged Property, including certificates of occupancy, apartment licenses, or the equivalent;

(3) comply with all applicable laws that pertain to the maintenance and disposition of tenant security deposits;

(4) at all times maintain records sufficient to demonstrate compliance with the provisions of this Section 6.02(e); and

(5) promptly after receipt or notification thereof, provide Lender copies of any building code or zoning violation from any Governmental Authority with respect to the Mortgaged Property.

(f) Rent Regulations.

Borrower shall (and/or shall cause Master Tenant to) (1) operate and manage the Mortgaged Property, or cause the Mortgaged Property to be operated and managed, in compliance with any present or future requirements of rent control, rent stabilization and similar laws, rules and regulations, and compliance obligations of the City of Landover, Maryland or United States of America (collectively, “Rent Regulations”), (2) promptly perform and observe all of the requirements of the Rent Regulations, including, but not limited to, collecting only lawful rents, (3) do all things necessary to preserve and maintain its rights under the Rent Regulations, including, but not limited to, timely filing and serving rent registration statements, (4) promptly notify Lender of any claims that it is not in compliance with the Rent Regulations, and (5) promptly deliver to Lender a copy of any notice relating to the Rent Regulations given or received by it, including, but not limited to, complaints of rent overcharge or reduction in services.

(g) Operating Covenants.

Borrower shall cause Master Tenant to comply with the terms of the Operating Covenants.

Section 6.03 Mortgage Loan Administration Matters Regarding the Property.

(a) Property Management.

From and after the Effective Date, each property manager and each property management agreement must be approved by Lender.  Lender has approved Mission Rock Residential, LLC as the property manager and the management agreement executed by Master Tenant and Property Manager of even date herewith. If, in connection with the making of the Mortgage Loan, or at any later date, Lender waives in writing the requirement that Borrower and/or Master Tenant enter into a written contract for management of the Mortgaged Property, and Borrower and/or Master Tenant later elects to enter into a written contract or change the management of the Mortgaged Property, such new property manager or the property management agreement must be Qualified Manager. If the Actual DSCR is less than 1.0 to 1.0, Lender shall have the right to terminate (or cause Borrower and/or Master Tenant to terminate) any property management agreement with an Affiliate property manager and enter into a new property management agreement with third party manager this is a Qualified Manager or is otherwise approved by Lender.  As a condition to any approval by Lender, Lender may require that Borrower and/or Master Tenant and such new property manager enter into a collateral assignment of the property management agreement on a form approved by Lender.  In addition, if such property manager is a Borrower Affiliate, Borrower shall provide Lender with a New Non-Consolidation Opinion.

(b) Subordination of Fees to Affiliated Property Managers.

Any property manager that is a Borrower Affiliate to whom fees are payable by Borrower for the management of the Mortgaged Property must enter into an assignment of management agreement or other agreement with Lender, in a form approved by Lender, providing for subordination of those fees and such other provisions as Lender may require.

(c) Property Condition Assessment.

If, in connection with any inspection of the Mortgaged Property, Lender determines that the condition of the Mortgaged Property has deteriorated (ordinary wear and tear excepted) since the Effective Date, Lender may obtain, at Borrower’s expense, a property condition assessment of the Mortgaged Property.  Lender’s right to obtain a property condition assessment pursuant to this Section 6.03(c) shall be in addition to any other rights available to Lender under this Loan Agreement in connection with any such deterioration.  Any such inspection or property condition assessment may result in Lender requiring Additional Lender Repairs or Additional Lender

Replacements as further described in Section 13.03(a)(9)(B).  Absent an Event of Default, Borrower shall not be required to pay for more than one property condition assessment report per calendar year.

ARTICLE 7 - LEASES AND RENTS

Section 7.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 7.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Prior Assignment of Rents.

Borrower has not executed any:

(1) prior assignment of Master Lease Rents or Rents (other than an assignment of Rents securing prior indebtedness that has been paid off and discharged or will be paid off and discharged with the proceeds of the Mortgage Loan); or

(2) instrument which would prevent Lender from exercising its rights under this Loan Agreement, the Security Instrument or the Master Lease Assignment of Rents.

(b) Prepaid Rents.

Borrower has not accepted, and does not expect to receive prepayment of, any Master Lease Rents or Rents for more than two (2) months prior to the due dates of such Master Lease Rents or Rents.

(c) Rent Roll.

Attached to this Loan Agreement as Exhibit A is a true and correct copy of the rent roll reflecting the Leases (the “Rent Roll”).  To Borrower’s knowledge, tenants listed thereon are (i) in place and occupying the corresponding units, or have subleases disclosed to Lender in writing prior to the date hereof and (ii) are the party from which Master Tenant receives rental payments with respect to each applicable Lease.  Borrower is the sole owner of the entire landlord’s interest in the Master Lease, and Master Tenant is the sole owner of the entire landlord’s interest in each Lease and no Person other than Master Tenant owns any interest in any payments due under any Lease.

Section 7.02 Covenants.

(a) Leases.

Borrower shall cause Master Tenant to:

(1) comply in all material respects with and observe the landlord’s obligations under all Leases, including Master Tenant’s obligations pertaining to the maintenance and disposition of tenant security deposits;

(2) surrender possession of the Mortgaged Property, including all Leases and all security deposits and prepaid Rents, immediately upon the termination of the Master Lease;

(3) require that all Residential Leases have initial terms of not less than six (6) months and not more than twenty-four (24) months (however, if customary in the applicable market for properties comparable to the Mortgaged Property, Residential Leases with terms of less than six (6) months (but in no case less than one (1) month) may be permitted with Lender’s prior written consent), provided however, Short-Term Rentals of not more than 24 apartment units (regardless of the duration of the term) shall be permitted; and

(4) promptly provide Lender a copy of any non-Residential Lease at the time such Lease is executed (subject to Lender’s consent rights for Material Commercial Leases in Section 7.02(b)) and, upon Lender’s written request, promptly provide Lender a copy of any Residential Lease then in effect.

(b) Commercial Leases.

(1) With respect to Material Commercial Leases, if any, Borrower shall not, and shall not permit Master Tenant to:

(A) enter into any Material Commercial Lease except with the prior written consent of Lender; or

(B) modify the terms of, extend, or terminate any Material Commercial Lease (including any Material Commercial Lease in existence on the Effective Date) without the prior written consent of Lender.

(2) With respect to any non-Material Commercial Lease, Borrower shall not, and shall not permit Master Tenant to:

(A) enter into any non-Material Commercial Lease that materially alters the use and type of operation of the premises subject to the Lease in effect as of the Effective Date or reduces the number or size of residential units at the Mortgaged Property; or

(B) modify the terms of any non-Material Commercial Lease (including any non-Material Commercial Lease in existence on the Effective Date) in any way that materially alters the use and type of operation of the premises subject to such non-Material Commercial Lease in effect as of the Effective Date, reduces the number or size of residential units at the Mortgaged Property, or results in such non-Material Commercial Lease being deemed a Material Commercial Lease.

(3) With respect to any Material Commercial Lease or non-Material Commercial Lease, Borrower shall require that Master Tenant cause the applicable tenant to provide within ten (10) days after a request by Borrower, a certificate of estoppel, or if not provided by tenant within such ten (10) day period, Borrower shall provide such certificate of estoppel, certifying:

(A) that such Material Commercial Lease or non-Material Commercial Lease is unmodified and in full force and effect (or if there have been modifications, that such Material Commercial Lease or non-Material Commercial Lease is in full force and effect as modified and stating the modifications);

(B) the term of the Lease including any extensions thereto;

(C) the dates to which the Rent and any other charges hereunder have been paid by tenant;

(D) the amount of any security deposit delivered to Borrower as landlord;

(E) whether or not Borrower is in default (or whether any event or condition exists which, with the passage of time, would constitute an event of default) under such Lease;

(F) the address to which notices to tenant should be sent; and

(G) any other information as may be reasonably required by Lender.

(c) Payment of Rents.

Borrower shall:

(1) deposit, or cause any property manager to deposit, all Master Lease Rents payable to Borrower into the Deposit Account within one (1) Business Day after receipt of such Master Lease Rents, and following termination of the Master Lease, deposit, or cause any property manager to deposit, all Rents derived from the Mortgaged Property into the Deposit Account within one (1) Business Day after receipt of such Rent;

(2) pay to Lender upon demand all Rents payable to Borrower after termination of the Master Lease;

(3) cooperate with Lender’s efforts in connection with the assignment of Rents set forth in the Security Instrument and the Master Lease Assignment of Rents; and

(4) not accept Master Lease Rents or Rent under any Lease (whether a Residential Lease or a non-Residential Lease) for more than two (2) months in advance.

(d) Assignment of Rents.

Borrower shall not:

(1) perform any acts or execute any instrument that would prevent Lender from exercising its rights under the assignment of rents granted in the Security Instrument, in any other Loan Document, or in the Master Lease Assignment of Rents;

(2) interfere with Lender’s collection of such Master Lease Rents and/or Rents; or

(3) permit Master Tenant to perform any acts or execute any instrument that would prevent Lender from exercising its rights under the Master Lease Assignment of Rents.

(e) [Reserved].

(f) Options to Purchase by Tenants.

Neither the Master Lease nor any Lease (whether a Residential Lease or a non-Residential Lease) shall contain an option to purchase, right of first refusal to purchase or right of first offer to purchase.

Section 7.03 Mortgage Loan Administration Regarding Leases and Rents.

(a)	Material Commercial Lease Requirements.

Borrower shall not permit Master Tenant to enter into any Material Commercial Lease. Following termination of the Master Lease, each Material Commercial Lease, if any, including any renewal or extension of any Material Commercial Lease in existence as of the Effective Date, shall provide, directly or pursuant to a subordination, non-disturbance and attornment agreement approved by Lender, that:

(1) the tenant shall, upon written notice from Lender after the occurrence of an Event of Default, pay all Rents payable under such Lease to Lender;

(2) such Lease and all rights of the tenant thereunder are expressly subordinate to the lien of the Security Instrument;

(3) the tenant shall attorn to Lender and any purchaser at a Foreclosure Event (such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a Foreclosure Event or by Lender in any manner);

(4) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a Foreclosure Event may from time to time request; and

(5) such Lease shall not terminate as a result of a Foreclosure Event unless Lender or any other purchaser at such Foreclosure Event affirmatively elects to terminate such Lease pursuant to the terms of the subordination, non-disturbance and attornment agreement.

(b) Residential Lease Form.

Borrower shall require that all Residential Leases entered into by Master Tenant from and after the Effective Date shall be on forms approved by Lender, such approval not to be unreasonably withheld, conditioned or delayed.

ARTICLE 8 - BOOKS AND RECORDS; FINANCIAL REPORTING

Section 8.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 8.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Financial Information.

All financial statements and data, including statements of cash flow and income and Operating Expenses, that have been delivered to Lender in respect of the Mortgaged Property, to the Borrower’s knowledge:

(1)	are true, complete, and correct in all material respects; and
(2)	accurately represent the financial condition of the Mortgaged Property as of such date.

(b) No Change in Facts or Circumstances.

All information in the Loan Application and in all financial statements, rent rolls, reports, certificates, and other documents submitted in connection with the Loan Application are complete and accurate in all material respects.  There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate.

Section 8.02 Covenants.

(a) Obligation to Maintain Accurate Books and Records.

Borrower shall keep and maintain at all times at the Mortgaged Property or the property management agent’s offices or Borrower’s General Business Address and, upon Lender’s written request, shall make available to Lender:

(1) complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property; and

(2) copies of all written contracts, Leases, and other instruments that affect Borrower or the Mortgaged Property.

Borrower shall cause Master Tenant to keep and maintain at all times at the Mortgaged Property or the property management agent’s offices and, upon Lender’s written request, shall make available to Lender:

(3) complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property; and

(4) copies of all written contracts, Leases, and other instruments that affect Master Tenant or the Mortgaged Property.

(b) Items to Furnish to Lender.

Borrower shall furnish, or shall cause Master Tenant to furnish, to Lender the following, certified as true, complete, and accurate, in all material respects, by an individual having authority to bind Borrower or Master Tenant (or Guarantor, as applicable), in such form and with such detail as Lender reasonably requires:

(1) within sixty (60) days after the end of each first, second, third and fourth calendar quarter, a statement of income and expenses for Borrower and Master Tenant on a year-to-date basis as of the end of each calendar quarter;

(2) within one hundred twenty (120) days after the end of each calendar year:

(A) a complete copy of Borrower’s, and cause Master Tenant and Guarantor to provide a complete copy of their respective, annual financial statements certified as true and correct by the party providing such statements, prepared by an independent certified public accountant in accordance with an Approved Accounting Method (or another accounting basis reasonably acceptable to Lender, consistently applied) covering the Mortgaged Property for such calendar year and containing statements of profit and loss for Borrower, Master Tenant, Guarantor and the Mortgaged Property and a balance sheet for Borrower and Guarantor.  Notwithstanding the foregoing, the annual financial statements of Borrower, Master Tenant and Guarantor shall not be required to be prepared by an independent certified public accountant (but for the avoidance of doubt, shall be certified as true and correct by Borrower, Master Tenant and Guarantor, as applicable) so long as no Event of Default then exists.  Such statements of Borrower and Master Tenant shall set forth the financial condition and the results of operations for the Mortgaged Property for such calendar year, as applicable, and shall include, but not be limited to, amounts representing annual net cash flow, net operating income, Gross Income from Operations and Operating Expenses, for Borrower or Master Tenant, as the case may be.  Such financial statements shall be accompanied by an Officer’s Certificate certifying that each annual financial statement fairly presents the financial condition and the results of operations of Borrower, Guarantor, Master Tenant and the Mortgaged Property subject to such reporting, and that such financial statements have been prepared in accordance with an Approved Accounting Method (or such other accounting bases reasonably acceptable to Lender); and

(B) upon Lender’s written request, a written certification ratifying and affirming that:

(i) Borrower or Master Tenant, as applicable, has taken no action in violation of Section 4.02(d) regarding its special purpose status;

(ii) Borrower or Master Tenant, as applicable, has received no notice of any building code violation, or if Borrower or Master Tenant, as applicable, has received such notice, evidence of remediation;

(iii) Borrower or Master Tenant, as applicable, has made no application for rezoning or received any notice that the Mortgaged Property has been or is being rezoned; and

(iv) Borrower or Master Tenant, as applicable, has taken no action and has no knowledge of any action that would violate the provisions of Section 11.02(b)(1)(F) regarding liens encumbering the Mortgaged Property.

(3) within forty-five (45) days after the end of each first, second, third and fourth calendar quarter, and at any other time upon Lender’s written request, a rent schedule for the Mortgaged Property showing the name of each tenant and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender;

(4) within ten (10) Business Days after Lender’s written request (but, absent an Event of Default, no more frequently than once in any calendar quarter), such further detailed information with respect to the direct and/or indirect ownership and Control of Borrower, the operation of the Mortgaged Property and the financial affairs of Borrower or Master Tenant as may be reasonably requested by Lender;

(5) Upon Lender’s request during the continuance of an Event of Default, an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts; and

(6) an Annual Budget not later than thirty (30) days prior to the commencement of each fiscal year of Borrower, which, during the continuance of a Cash Management Period, shall be subject to the approval of Lender, which shall not be unreasonably withheld, along with any amendments or modifications thereto.  In the event that Lender objects to a proposed Annual Budget submitted by Borrower during the continuance of a Cash Management Period, Lender shall advise Borrower of such objections within fifteen (15) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise such Annual Budget and resubmit the same to Lender.  Lender shall advise Borrower of any objections to such revised Annual Budget within ten (10) days after receipt thereof (and deliver to Borrower a reasonably detailed description of such objections) and Borrower shall promptly revise the same in accordance with the process described in this subsection until Lender approves the Annual Budget.  Until such time that Lender approves a proposed Annual Budget, which approval shall not be unreasonably withheld, conditioned or delayed, the most recent Annual Budget shall apply; provided that, such approved Annual Budget shall be adjusted to reflect (A) actual increases in Impositions, utilities expenses and expenses under any property management agreement and (B) up to five percent (5%) increases in any budgeted line items provided such increases do not exceed a five percent (5%) increase in the Annual Budget in the aggregate.

(c) Audited Financials.

In the event Borrower or Master Tenant receives or obtains any audited financial statements and such financial statements are required to be delivered to Lender under Section 8.02(b), Borrower shall deliver or cause to be delivered to Lender the audited versions of such financial statements.  In the event Guarantor receives or obtains audited annual financial statements Borrower shall, upon request, cause to be delivered to Lender the audited versions of such financial statements.

(d) Delivery of Books and Records.

If an Event of Default has occurred and is continuing, Borrower shall deliver or provide reasonable access to Lender, upon written demand, all books and records relating to the Mortgaged Property or its operation.

(e) Failure to Deliver Books and Records.

If Borrower fails to provide (or fails to cause Master Tenant to provide) to Lender or its designee any of the financial statements, certificates, reports or information (the “Required Records”) required by this Section 8.02 within thirty (30) days of the applicable time periods set forth in this Section 8.02, Lender shall have the option, upon ten (10) days’ prior written notice to Borrower, to gain access to Borrower’s books and records and prepare or have prepared, at Borrower’s expense, any Required Records not delivered by Borrower.

Section 8.03 Mortgage Loan Administration Matters Regarding Books and Records and Financial Reporting.

(a) Lender’s Right to Obtain Audited Books and Records.

Lender may require that Borrower’s, Master Tenant’s or Guarantor’s books and records be audited, at Borrower’s expense, by an independent certified public accountant approved by Lender in order to produce or audit any statements, schedules, and reports of Borrower, Master Tenant, Guarantor, or the Mortgaged Property required by Section 8.02, if an Event of Default (and in the case of Master Tenant, a Material Master Lease Default) has occurred and is continuing. Borrower shall cooperate with Lender in order to satisfy the provisions of this Section 8.03(a). Notwithstanding the foregoing, Borrower, Master Tenant and Guarantor shall not be required to provide such audited statements if they provide to Lender audited statements dated not more than twelve (12) months prior to the date of such demand.  In addition, if Guarantor’s audited financials include the requisite property-level detail such that Borrower and/or Master Tenant audited financials would be duplicative, Borrower shall only be required to provided Guarantor’s audited financials.  All related costs and expenses of Lender shall become due and payable by Borrower within ten (10) Business Days after demand therefor.

(b) [Reserved].

ARTICLE 9 - INSURANCE

Section 9.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 9.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Compliance with Insurance Requirements.

Borrower and/or Master Tenant are in compliance with Lender’s insurance requirements (or has obtained a written waiver from Lender for any non-compliant coverage) and has timely paid all premiums on all required insurance policies.

(b) Property Condition.

(1) The Mortgaged Property has not been damaged by fire, water, wind, or other cause of loss; or

(2) if previously damaged, any previous damage to the Mortgaged Property has been repaired and the Mortgaged Property has been fully restored.

Section 9.02 Covenants.

(a) Insurance Requirements.

(1) As required by Lender and applicable law, and as may be modified from time to time, Borrower shall (or shall cause Master Tenant to):

(A) keep the Improvements insured at all times against any hazards, which insurance shall include coverage against loss by fire and all other perils insured by the “special causes of loss” coverage form (i) in an amount equal to not less than (a) one hundred percent (100%) of the full insurable value written on a Replacement Cost basis, which for purposes of this Loan Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with no deduction for depreciation,; (ii) containing either an agreed amount endorsement with respect to the Improvements and Personal Property or a waiver of all co-insurance provisions; (iii) providing for no “all other perils” deductible in excess of $100,000; (iv) insuring against at least those risks and hazards that are commonly insured against under a “special causes of loss” form of policy, as the same shall exist on the date hereof (including, without limitation, windstorm, hail and “named storm” coverage and foreign and domestic terrorism coverage), together with any increase in the scope of coverage provided under such form after the date hereof; (v)  with loss payable to Lender; and (vi) if any of the Improvements or the use of the Mortgaged Property shall at any time constitute legal non-conforming structures or uses, providing coverage for Ordinance or Law coverage, coverage for loss to the undamaged portion of the building (with sublimits acceptable to Lender in its sole discretion) cost, “Demolition Costs” (with sublimits acceptable to Lender in its sole discretion) and “Increased Cost of Construction” (with sublimits acceptable to Lender in its sole discretion);

(B) maintain commercial general liability insurance, including foreign and domestic terrorism coverage, against all claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Mortgaged Property, including, if applicable, “Dram Shop” or other liquor liability coverage if the Borrower sells or distributes alcoholic beverages from the Mortgaged Property, such insurance (A) to be on the so-called “occurrence” form with a general aggregate limit of not less than $2,000,000 and a per occurrence limit of not less than $1,000,000 with no deductible or self-insured retention in excess of $25,000 per occurence; (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an “if any” basis; (3) independent contractors; (4) contractual liability for all insured contracts; and (5) contractual liability covering the indemnities contained in herein to the extent the same is available;

(C) maintain loss of rents or business interruption insurance, as applicable, including foreign and domestic terrorism coverage, (i) with loss payable to Lender; (ii) covering all risks required to be covered by the insurance provided for in subsections (A), (B), (D) and (F) through (H); and (iii) which provides that after the physical loss to the Improvements and Personal Property occurs, the loss of rents or income, as applicable, will be insured until completion of Restoration or the expiration of twelve (12) months, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (D) which contains an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of six (6) months from the date that the Mortgaged Property is repaired or replaced and operations are resumed, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period;

(D) maintain insurance for loss resulting from perils and acts of terrorism on terms (including amounts) consistent with those required under Section 9.02(a)(1)(A), ((B)), ((C)), (G) and ((K)) above at all times during the term of the Mortgage Loan, provided that, for so long as the Terrorism Risk Insurance Act of 2002, as extended and modified by the Terrorism Risk Insurance Program Reauthorization Act of 2015 (as the same may be further modified, amended, or extended, “TRIPRA”) or subsequent statute, extension, or reauthorization is in effect and covers both foreign and domestic acts of terror, the provisions of TRIPRA shall determine the acts of terrorism for which coverage shall be required;

(E) if any portion of the Improvements is currently or at any time in the future located in a “special flood hazard area” designated by the Federal Emergency Management Agency, maintain flood hazard insurance covering building and contents in an amount equal to not less than the lesser of (i) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended, (ii) the outstanding principal amount of the Mortgage Loan, or (C) the insurable value of the Mortgaged Property, including business income coverage, together with such “excess flood” insurance naming Lender as mortgagee and loss payee in such amount and with such deductible as Lender may reasonably require, with total combined flood insurance requirements not to exceed the insurable value of the value of the insurable improvements at and below grade;

(F) if the Mortgaged Property is located in an area with a high degree of seismic activity as determined by Lender, and the probable maximum loss (“PML”) as determined by Lender in the event of an earthquake would exceed 20% of the full replacement cost of the Improvements, maintain earthquake insurance in form and substance satisfactory to Lender in an amount not less than one hundred percent (100%) of the PML or such additional amount as may be required by Lender, plus loss of rents or business interruption; with such PML being based on a 475-year return period, exposure period of 50 years and a 10% probability of exceedance, provided that such earthquake insurance shall be on terms consistent with the special causes of loss form required under subsection (A) above;

(G) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements, and only if the Mortgaged Property coverage form does not otherwise apply, (i) maintain owner’s contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (ii) the insurance provided for in subsection (A) above written in a so-called Builder’s Risk Completed Value form (1) on a non-reporting basis, (2) against “special causes of loss” insured against pursuant to subsection (A) above, (3) including permission to occupy the Mortgaged Property, and (4) with an agreed amount endorsement waiving co-insurance provisions.  All coverage will be in form, substance and with deductibles acceptable to Lender;

(H) maintain comprehensive boiler and machinery insurance, if applicable, in amounts and with deductibles as shall be reasonably required by Lender on terms consistent with the commercial property insurance policy required under subsection (A) above;

(I) at any time Borrower has any direct employees, maintain workers’ compensation, subject to the statutory limits of the state in which the Mortgaged Property is located, and maintain employer’s liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease aggregate in respect of any work or operations on or about the Mortgaged Property, or in connection with the Mortgaged Property or its operation;

(J) at any time Borrower has any direct employees or owns any motor vehicles, automobile liability insurance for bodily injury and property damage in the amount of $1,000,000 combined and covering all owned, non-owned and hired vehicles.

(K) Umbrella liability insurance (including foreign and domestic terrorism coverage) covering bodily injury and property damage with limits of not less than $25,000,000 per occurrence in excess of Section 9.02(a)(1)(B) above.

(L) insurance against employee dishonesty in amounts acceptable to Lender (if applicable to the Mortgaged Property and Borrower); and

(M) such other insurance and in such amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Mortgaged Property located in or around the region in which the Mortgaged Property is located.

(b) Delivery of Policies, Renewals, Notices, and Proceeds.

Borrower shall:

(1) cause all insurance policies (including any policies not otherwise required by Lender) which can be endorsed with standard non-contributing, non-reporting mortgagee clauses and loss payee clauses making loss payable to Lender (or Lender’s assigns) to be so endorsed.  All liability policies shall name Lender as an Additional Insured;

(2) cause all insurance policies to be issued by financially sound and responsible insurance companies authorized and admitted to do business in the Property Jurisdiction with a financial strength rating of at least “A” and a financial size category of at least “VIII” from Alfred M. Best Company, Inc.

and a claims paying ability and financial strength rating of at least “A-” or better by S&P (and the equivalent ratings for Moody’s, and Fitch to the extent each such Rating Agency rates the insurance company and is rating the Securities). Notwithstanding the foregoing, Borrower shall be permitted to maintain a portion of the coverage required hereunder with insurance companies which do not meet the foregoing requirements in their current participation amounts and positions with the syndicate provided that if, the current AM Best rating of any such carrier is withdrawn or downgraded below an “A- VIII”, Borrower shall replace any carrier with an insurance company meeting the rating requirements set forth hereinabove;

(3) cause all insurance policies to include a waiver of subrogation in favor of the Lender;

(4) promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums;

(5) deliver evidence, in form and content acceptable to Lender, that each required insurance policy under this Article 9 has been renewed prior to the applicable expiration date, and (if such evidence is other than an original or duplicate original of a renewal policy) deliver the original or duplicate original of each renewal policy (or such other evidence of insurance as may be required by or acceptable to Lender) in form and content acceptable to Lender within ninety (90) days after the applicable expiration date of the original insurance policy;

(6) provide immediate written notice to the insurance company and to Lender of any event of loss;

(7) execute such further evidence of assignment of any insurance proceeds as Lender may require;

(8) cause all insurance policies to contain a clause or endorsement to the effect that such insurance policy will not be canceled without least thirty (30) days’ (or in the case of non-payment of insurance premiums, ten (10) days’) prior written notice to Lender and any other party named therein as an additional insured; and

(9) provide immediate written notice to Lender of Borrower’s receipt of any insurance proceeds under any insurance policy required by Section 9.02(a)(1) above and, if requested by Lender, deliver to Lender all of such proceeds received by Borrower to be applied by Lender in accordance with this Article 9.

Section 9.03 Mortgage Loan Administration Matters Regarding Insurance

(a) Lender’s Ongoing Insurance Requirements.

Borrower acknowledges that Lender’s insurance requirements may change from time to time.  If requested by Lender, upon renewal, Borrower shall provide (or cause Master Tenant to provide) new insurance policies or renewals of insurance policies required by this Loan Agreement reflecting such changes which at the time are commonly required for properties similar to the Mortgaged Property and located in or around the region in which the Mortgaged Property is located.

BORROWER ACKNOWLEDGES THAT ANY FAILURE OF BORROWER TO COMPLY (OR TO CAUSE MASTER TENANT TO COMPLY) WITH THE REQUIREMENTS SET FORTH IN SECTION 9.02(A) OR SECTION 9.02(B)(5) ABOVE SHALL PERMIT LENDER TO PURCHASE, WITH ADVANCE WRITTEN NOTICE OF NO LESS THAN 10 BUSINESS DAYS TO BORROWER, UNLESS COVERAGE HAS LAPSED OR BEEN VOIDED,  THE APPLICABLE INSURANCE AT BORROWER’S COST.  SUCH

INSURANCE MAY, BUT NEED NOT, PROTECT BORROWER’S INTERESTS.  THE COVERAGE THAT LENDER PURCHASES MAY NOT PAY ANY CLAIM THAT BORROWER MAKES OR ANY CLAIM THAT IS MADE AGAINST BORROWER IN CONNECTION WITH THE MORTGAGED PROPERTY.  IF LENDER PURCHASES INSURANCE FOR THE MORTGAGED PROPERTY AS PERMITTED HEREUNDER, BORROWER WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AT THE DEFAULT RATE AND ANY OTHER CHARGES LENDER MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR THE EXPIRATION OF THE INSURANCE.  THE COSTS OF THE INSURANCE SHALL BE ADDED TO BORROWER’S TOTAL OUTSTANDING BALANCE OR OBLIGATION AND SHALL CONSTITUTE ADDITIONAL INDEBTEDNESS.  THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE BORROWER AND/OR MASTER TENANT MAY BE ABLE TO OBTAIN ON ITS OWN. BORROWER AND/OR MASTER TENANT MAY LATER CANCEL ANY INSURANCE PURCHASED BY LENDER, BUT ONLY AFTER PROVIDING EVIDENCE THAT BORROWER AND/OR MASTER TENANT HAS OBTAINED INSURANCE AS REQUIRED BY THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

(b) Application of Proceeds on Event of Loss.

(1) In the event of a Casualty for which insurance proceeds are payable, Lender may, at Lender’s option:

(A) hold such proceeds in the Restoration Reserve Account to be applied to reimburse Borrower for the cost of Restoration (in accordance with Article 13 and Lender’s then-current policies relating to the Restoration of similar multifamily residential properties); or

(B) apply such proceeds to the payment of the Indebtedness, whether or not then due; provided, however, if such proceeds are less than or equal to $1,000,000, Lender shall not exercise its rights and remedies as power-of-attorney herein and shall allow Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such policies of property damage insurance, and to collect and receive the proceeds of property damage insurance, and shall permit Restoration pursuant to Section 9.03(b)(1) if all of the following conditions are met:

(i) no Event of Default has occurred and is continuing (or any event which, with the giving of written notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing);

(ii) Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration;

(iii) the Master Lease shall remain in full force and effect during and after the completion of the Restoration, notwithstanding the occurrence of such Casualty or Condemnation;

(iv) Lender determines that the Restoration will be completed before the earlier of (6) six months before the Stated Maturity Date, or (2) one year after the date of the loss or casualty.

(2) Notwithstanding the foregoing, if any loss is estimated to be in an amount greater than $1,000,000, but  less than or equal to $3,500,000, Lender shall not exercise its rights and remedies as power-of-attorney herein and shall allow Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such policies of property damage insurance, and to collect and receive the proceeds of property damage insurance, and shall permit Restoration, provided that each of the following conditions shall be satisfied:

(A) The conditions in Section 9.03(b)1)(B) are satisfied;

(B) Lender determines that the combination of insurance proceeds and amounts provided by Borrower will be sufficient funds to complete the Restoration;

(C) all proceeds of property damage insurance shall be issued in the form of joint checks to Borrower and Lender;

(D) all proceeds of property damage insurance shall be applied to the Restoration;

(E) Lender determines that the Net Cash Flow generated by the Mortgaged Property after completion of the Restoration will be sufficient to support an Actual DSCR not less than the Actual DSCR immediately prior to the event of loss, but in no event less than 1.25 to 1.0 (the Actual DSCR shall be calculated on a thirty (30) year amortizing basis (if applicable, on a proforma basis approved by Lender) in all events and shall include all operating costs and other expenses, Imposition Deposits, deposits to Collateral Accounts, and Mortgage Loan repayment obligations).

(F) Borrower shall deliver to Lender evidence satisfactory to Lender of completion of the Restoration and obtainment of all lien releases or partial lien releases, as applicable;

(G) Borrower shall have complied to Lender’s satisfaction with the foregoing requirements on any prior claims subject to this provision, if any; and

(H) Lender shall have the right to inspect the Mortgaged Property (subject to the rights of tenants under the Leases).

(3) If Lender elects to apply insurance proceeds to the Indebtedness in accordance with the terms of this Loan Agreement, Borrower shall not be obligated to restore or repair the Mortgaged Property.  Rather, Borrower shall restrict access to the damaged portion of the Mortgaged Property and, at its expense and regardless of whether such costs are covered by insurance, clean up any debris resulting from the casualty event, and, if required or otherwise permitted by Lender, demolish or raze any remaining part of the damaged Mortgaged Property to the extent necessary to keep and maintain the Mortgaged Property in a safe, habitable, and marketable condition.  Nothing in this Section 9.03(b) shall affect any of Lender’s remedial rights against Borrower in connection with a breach by Borrower of any of its obligations under this Loan Agreement or under any Loan Document, including any failure to timely pay Monthly Debt Service Payments or maintain the insurance coverage(s) required by this Loan Agreement.

(c) Payment Obligations Unaffected.

The application of any insurance proceeds to the Indebtedness shall not extend or postpone the Stated Maturity Date, or the due date or the full payment of any Monthly Debt Service Payment, any Monthly Replacement Reserve Deposit, or any other installments referred to in this Loan Agreement or in any other Loan

Document.

(d) Foreclosure Sale.

If the Mortgaged Property is transferred pursuant to a Foreclosure Event or Lender otherwise acquires title to the Mortgaged Property, Borrower acknowledges that Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums applicable to the Mortgaged Property and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such Foreclosure Event or such acquisition.

(e) Appointment of Lender as Attorney-In-Fact.

Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section 14.03(c).

(f) Prepayment following Casualty or Condemnation.

Lender shall with reasonable promptness following any Casualty or Condemnation notify Borrower whether or not proceeds are required to be made available to Borrower for Restoration pursuant to Section 9.03(f) or Section 10.03.  All such proceeds not required to be made available for Restoration shall be retained and applied by Lender in accordance with Section 2.03(e) hereof (a “Net Proceeds Prepayment”).  If such Net Proceeds Prepayment with respect to any Casualty or Condemnation shall be equal to or greater than $2,000,000, Borrower shall have the right to elect to prepay the Loan in whole, but not in part (a “Casualty/Condemnation Prepayment”) in accordance with Section 2.03(e) hereof upon satisfaction of the following conditions:  (i) within thirty (30) days following the proposed date of the intended Net Proceeds Prepayment, Borrower shall provide Lender with written notice of Borrower’s intention to prepay the Loan less the amount of the Net Proceeds Prepayment, (ii) Borrower shall prepay the Loan in accordance with Section 2.03(e) hereof on or before the third Payment Date occurring following the proposed date of the intended Net Proceeds Prepayment, and (iii) no Event of Default shall exist on the date of such Casualty/Condemnation Prepayment. No Prepayment Premium shall be due in connection with any Casualty/Condemnation Prepayment. Notwithstanding anything herein to the contrary, Borrower shall not have any obligation to commence Restoration of the Mortgaged Property upon delivery of the written notice set forth in clause (i) of the preceding sentence (unless Borrower subsequently shall fail to satisfy the requirement of clause (ii) of the preceding sentence).

ARTICLE 10 - CONDEMNATION

Section 10.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 10.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Prior Condemnation Action.

No part of the Mortgaged Property has been taken in connection with a Condemnation Action.

(b) Pending Condemnation Actions.

No Condemnation Action is pending or, to Borrower’s knowledge, is threatened, in writing, for the partial or total condemnation or taking of the Mortgaged Property.

Section 10.02 Covenants.

(a) Notice of Condemnation.

Borrower shall:

(1) promptly notify Lender of any Condemnation Action of which Borrower has knowledge;

(2) appear in and prosecute or defend, at its own cost and expense, any action or proceeding relating to any Condemnation Action, including any defense of Lender’s interest in the Mortgaged Property tendered to Borrower by Lender, unless otherwise directed by Lender in writing; and

(3) execute such further evidence of assignment of any condemnation award in connection with a Condemnation Action as Lender may require.

(b) Condemnation Proceeds.

Borrower shall pay (or cause Master Tenant to pay, if applicable) to Lender all awards or proceeds of a Condemnation Action promptly upon receipt.

Section 10.03 Mortgage Loan Administration Matters Regarding Condemnation.

(a) Application of Condemnation Awards.

(1) Lender may apply any awards or proceeds of a Condemnation Action, after the deduction of Lender’s expenses incurred in the collection of such amounts, to:

(A) the Restoration of the Mortgaged Property, if applicable;

(B) the payment of the Indebtedness, with the balance, if any, paid to Borrower; or

(C) Borrower.

(2) Notwithstanding the foregoing, if the awards or proceeds of a Condemnation Action are less than or equal to $1,000,000, Lender shall not exercise its rights and remedies as power-of-attorney herein and shall allow Borrower to settle any Condemnation Action, and to collect and receive any award provided that:

(A) no Event of Default has occurred and is continuing (or any event which, with the giving of written notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing);

(B) the Restoration will be completed before the earlier of (i) six (6) months before the Stated Maturity Date, or (ii) one year after the date of the Condemnation Action;

(C) Borrower delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence any required Restoration; and

(D) the Master Lease shall remain in full force and effect during and after the completion of the Restoration, notwithstanding the occurrence of such Condemnation Action.

(3) In addition, if the awards or proceeds of a Condemnation Action are estimated to be in an amount greater than $1,000,000, but less than or equal to $3,500,000, Lender shall not exercise its rights and remedies as power-of-attorney herein and shall allow Borrower to settle any Condemnation Action, and to collect and receive any award provided that, provided that each of the following conditions shall be satisfied:

(A) The conditions in Section 10.03(a)(2) above are satisfied;

(B) Borrower shall deliver to Lender evidence satisfactory to Lender of completion of the Restoration and obtainment of all lien releases or partial lien releases, as applicable;

(C) Lender determines that the Net Cash Flow generated by the Mortgaged Property after completion of the Restoration will be sufficient to support an Actual DSCR not less than the Actual DSCR immediately prior to the event of loss, but in no event less than 1.25 to 1.0 (the Actual DSCR shall be calculated on a thirty (30) year amortizing basis (if applicable, on a proforma basis approved by Lender) in all events and shall include all operating costs and other expenses, Imposition Deposits, deposits to Collateral Accounts, and Mortgage Loan repayment obligations);

(D) no material portion of the Improvements or access to the Mortgaged Property is taken pursuant to the Condemnation Action; and

(E) Lender shall have the right to inspect the Mortgaged Property (subject to the rights of tenants under the Leases).

(4) Any remainder of the award or proceeds after completion of the Restoration may be applied by Lender to the payment of the Indebtedness, or paid to Borrower, in Lender’s discretion pursuant to this Section 10.03(a).

(b) Payment Obligations Unaffected.

The application of any awards or proceeds of a Condemnation Action to the Indebtedness shall not extend or postpone the Stated Maturity Date, or the due date or the full payment of any Monthly Debt Service Payment, Monthly Replacement Reserve Deposit, or any other installments referred to in this Loan Agreement or in any other Loan Document.

(c) Appointment of Lender as Attorney-In-Fact.

Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section 14.03(c).

(d) Preservation of Mortgaged Property.

If a Condemnation Action results in or from damage to the Mortgaged Property and Lender elects to apply the proceeds or awards from such Condemnation Action to the Indebtedness in accordance with the terms of this Loan Agreement, Borrower shall not be obligated to restore or repair the Mortgaged Property. Rather, Borrower shall restrict access to any portion of the Mortgaged Property which has been damaged or destroyed in connection with such Condemnation Action and, at Borrower’s expense and regardless of whether such costs are covered by insurance, clean up any debris resulting in or from the Condemnation Action, and, if required by any Governmental Authority or otherwise permitted by Lender, demolish or raze any remaining part of the damaged Mortgaged Property to the extent necessary to keep and maintain the Mortgaged Property in a safe, habitable, and marketable condition.  Nothing in this Section 10.03(d) shall affect any of Lender’s remedial rights against Borrower in connection with a breach by Borrower of any of its obligations under this Loan Agreement or under any other Loan Document, including any failure to timely pay Monthly Debt Service Payments or maintain the insurance coverage(s) required by this Loan Agreement.

(e) REMIC Provision.

Notwithstanding anything to the contrary contained herein or any other Loan Document, following a Securitization of the Mortgage Loan or any portion thereof or interest therein, if, immediately following a release of the Mortgaged Property or any portion thereof from the Lien of the Security Instrument, the ratio of the unpaid principal balance of the Mortgage Loan to the value of the remaining Mortgaged Property (as determined by Lender using any commercially reasonable valuation method, but based solely on the value of real property and excluding personal property and going-concern value) (the “LTV Ratio”) is greater than one hundred twenty-five percent (125%), then Borrower shall be required to repay a portion of the principal balance of the Indebtedness by an amount equal to the least of the following amounts: (i) the net award or net proceeds, (ii) the fair market value of the released property at the time of the release, and (iii) an amount such that the LTV Ratio following the release is not greater than the LTV Ratio immediately prior to the release, unless Lender receives an opinion of counsel that if such amount is not paid, the applicable Securitization will not fail to maintain its status as a REMIC Trust as a result of the related release of such portion of the Lien of the Security Instrument.

ARTICLE 11 - LIENS, TRANSFERS, AND ASSUMPTIONS

Section 11.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 11.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) No Labor or Materialmen’s Claims.

All parties furnishing labor and materials on behalf of Borrower have been paid in full. There are no mechanics’ or materialmen’s liens (whether filed or unfiled) outstanding for work, labor, or materials (and no claims or work outstanding that under applicable law could give rise to any such mechanics’ or materialmen’s liens) affecting the Mortgaged Property, whether prior to, equal with, or subordinate to the lien of the Security Instrument.

(b) No Other Interests.

No Person:

(1) other than Borrower and Master Tenant has any possessory ownership or interest in the Mortgaged Property or right to occupy the same except under and pursuant to the provisions of existing Leases, the material terms of all such Leases having been previously disclosed in writing to Lender; or

(2) has an option, right of first refusal, or right of first offer to purchase the Mortgaged Property or any interest therein.

Section 11.02 Covenants.

(a) Liens; Encumbrances.

Borrower shall not permit the grant, creation, or existence of any Lien, whether voluntary, involuntary, or by operation of law, on all or any portion of the Mortgaged Property (including any voluntary, elective, or non-compulsory tax lien or assessment pursuant to a voluntary, elective, or non-compulsory special tax district or similar regime) other than:

(1) Permitted Encumbrances;

(2) the creation of any tax lien, municipal lien, utility lien, mechanics’ lien, materialmen’s lien, or judgment lien against the Mortgaged Property if bonded off, released of record, or otherwise remedied to Lender’s satisfaction within sixty (60) days after the earlier of the date Borrower has actual notice or constructive notice of the existence of such lien; and

(3) the lien created by the Loan Documents.

(b)Transfers.

(1)	Mortgaged Property.

Borrower shall not Transfer, or cause or permit a Transfer of, all or any part of the Mortgaged Property (including any interest in the Mortgaged Property) other than:

(A) a Transfer to which Lender has consented in writing;

(B) Leases permitted pursuant to the Loan Documents;

(C) the Master Lease;

(D) a Transfer of obsolete or worn out Personalty or Fixtures that are contemporaneously replaced by items of equal or better function and quality which are free of Liens (other than those created by the Loan Documents);

(E) the grant of an easement, servitude, or restrictive covenant to which Lender has consented, and Borrower has paid to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower’s request (including reasonable attorneys’ fees and a $5,000 review fee, which shall be in lieu of any other Review Fee or Transfer Fee);

(F) a lien permitted pursuant to Section 11.02(a) of this Loan Agreement; or

(G) the conveyance of the Mortgaged Property following a Foreclosure Event.

(2) Interests in Borrower, Key Principal, or Guarantor.

Other than a Transfer to which Lender has consented in writing or a Transfer expressly permitted pursuant to the terms hereof, Borrower shall not Transfer, or cause or permit to be Transferred:

(A) any direct or indirect ownership interest in Borrower, SPE Component Entity, Key Principal, or Guarantor (if applicable) if such Transfer would cause a change in Control;

(B)a direct or indirect Restricted Ownership Interest in Borrower, SPE Component Entity, Key Principal, or Guarantor (if applicable);

(C) forty-nine percent (49%) or more of Key Principal’s or Guarantor’s direct or indirect ownership interests in Borrower that existed on the Effective Date (individually or on an aggregate basis); provided, however, that Key Principal or an Affiliate of Cantor Fitzgerald, L.P. shall at all times own (in the aggregate) at least twenty five percent (25%) of the direct or indirect interests in Borrower;

(D) the economic benefits or rights to cash flows attributable to any ownership interests in Borrower, SPE Component Entity, Key Principal, or Guarantor (if applicable) separate from the Transfer of the underlying ownership interests if the Transfer of the underlying ownership interest is prohibited by this Loan Agreement; or

(E) a Transfer to a new key principal or new guarantor (if such new key principal or guarantor is an entity), which entity has an organizational existence termination date that ends before the Stated Maturity Date.

Notwithstanding the foregoing, if a Publicly-Held Corporation or a Publicly-Held Trust Controls Borrower, SPE Component Entity, Key Principal, or Guarantor, or owns a direct or indirect Restricted Ownership Interest in Borrower, SPE Component Entity, Key Principal, or Guarantor, a Transfer of any ownership interests in such Publicly-Held Corporation or Publicly-Held Trust shall not be prohibited under this Loan Agreement as long as (i) such Transfer does not result in a conversion of such Publicly-Held Corporation or Publicly-Held Trust to a privately held entity, and (ii) Borrower provides written notice to Lender not later than thirty (30) days thereafter of any such Transfer that results in any Person owning ten percent (10%) or more of the ownership interests in such Publicly-Held Corporation or Publicly-Held Trust.  For sake of clarity, the Key Principal is a Publicly-Held Trust and the foregoing applies to Transfers of interests in Key Principal, provided, however, if in connection with a specific Transfer, the ownership interests in Key Principal are not sold through a registered broker dealer or registered investment advisor and if, as a result of such Transfer, the transferee will own twenty percent (20%) or more (or, if such transferee is a foreign Person, ten percent (10%) or more) of the direct or indirect ownership interests in Borrower, Lender shall receive not less than ten (10) Business Days prior written notice of such proposed Transfer and shall determine that such investor is not, as of the date of the Transfer, a Sanctioned Person.

(3) Transfers of Non-Controlling Interests.

Transfers of direct or indirect beneficial interests, limited partnership or non-managing member interests in Borrower and SPE Component Entity that result in a Transfer of forty-nine percent (49%) or more of the beneficial interests, limited partnership or non-managing membership interests shall be consented to by Lender if such Transfer satisfies the following conditions:

(A) Key Principal or Guarantor (as applicable) Controls Borrower and SPE Component Entity with the same rights and abilities as Key Principal or Guarantor (as applicable) Controls Borrower and SPE Component Entity immediately prior to the date of such Transfer;

(B)such Transfer satisfies the requirements of Section 11.02(b)(3)(C);
(C)Borrower shall provide Lender not less than thirty (30) days prior written notice of the proposed Transfer and obtain Lender’s approval;

(D) Borrower shall provide with its notice to Lender an organizational chart reflecting, and all organizational documents relevant to, the proposed Transfer;

(E) Borrower shall provide with its notice to Lender a certification that no change of Control of Borrower, SPE Component Entity, Key Principal or Guarantor shall occur as a result of such Transfer;

(F) the transferee shall not be, as of the date of the Transfer, a Sanctioned Person; in addition, if, as a result of the Transfer, the transferee will own twenty percent (20%) or more (or, if such transferee is a foreign Person, ten percent (10%) or more) of the direct or indirect ownership interests in Borrower (or, if any other investor will own twenty percent (20%) or more (or, if such transferee is a foreign Person, ten percent (10%) or more) of the direct or indirect ownership interests in Borrower that did not own twenty percent (20%) or more (or, if such transferee is a foreign Person, ten percent (10%) or more) before the Transfer, such investor shall not, as of the date of the Transfer, be a Sanctioned Person as determined by Lender);

(G) Borrower shall pay to Lender:

(i) concurrently with its notice to Lender, the Review Fee; and

(ii) upon demand, any out-of-pocket costs and expenses, including reasonable attorneys’ fees and expenses, incurred by Lender in connection with its review of the Transfer request;

(H) Borrower shall execute upon demand such documents or certifications as Lender reasonably requires in order to confirm the post-transfer ownership structure, compliance with the stated conditions, and any other relevant factual matter;

(I) following such Transfer, Borrower and any SPE Component Entity shall continue to satisfy the requirements of Section 4.02(d) hereof; and

(J) if such Transfer shall cause any transferee, together with its Affiliates, to acquire direct or indirect equity interests in Borrower or any SPE Component Entity aggregating to more than forty-nine percent (49%), or to increase its equity interests in Borrower or any SPE Component Entity from an amount that is less than forty-nine percent (49%) to an amount that is greater than forty-nine percent (49%), Borrower shall deliver a New Non-Consolidation Opinion addressing such Transfer.

(4) Name Change or Entity Conversion.

Lender shall consent to Borrower or Master Tenant changing its name, changing its jurisdiction of organization, or converting from one type of legal entity into another type of legal entity for any lawful purpose, provided that:

(A) Lender receives written notice at least thirty (30) days prior to such change or conversion, which notice shall include organizational charts that reflect the structure of Borrower both prior to and subsequent to such name change or entity conversion;

(B) such Transfer is not otherwise prohibited under the provisions of Section 11.02(b)(1)(D);

(C) Borrower executes an amendment to this Loan Agreement and any other Loan Documents required by Lender documenting the name change(s) or entity conversion(s);

(D) Borrower agrees and acknowledges, at Borrower’s expense, that (i) Borrower will execute and record in the land records any instrument required by the Property Jurisdiction to be recorded to evidence such name change or entity conversion (or provide Lender with written confirmation from the title company (via electronic mail or letter) that no such instrument is required), (ii) Borrower will execute any additional documents required by Lender, including the amendment to this Loan Agreement, and allow such documents to be recorded or filed in the land records of the Property Jurisdiction, (iii) Lender will obtain a “date down” endorsement to the Lender’s Title Policy (or obtain a new Title Policy if a “date down” endorsement is not available in the Property Jurisdiction), evidencing title to the Mortgaged Property being in the name of the successor entity and the Lien of the Security Instrument against the Mortgaged Property, and (iv) Lender will file any required UCC-3 financing statement and make any other filing deemed necessary to maintain the priority of its Liens on the Mortgaged Property; and

(E) no later than ten (10) days subsequent to such name change or entity conversion, Borrower shall provide Lender (i) the documentation filed with the appropriate office in Borrower’s state of formation evidencing such name change or entity conversion, (ii) copies of the organizational documents of Borrower, including any amendments, filed with the appropriate office in Borrower’s state of formation reflecting the post-conversion Borrower name, form of organization, and structure, and (iii) if available, new certificates of good standing or valid formation for Borrower.

(5) No Series LLC Conversion.

Notwithstanding any provisions herein to the contrary, no Borrower, SPE Component Entity, Guarantor, or Key Principal shall convert to a series limited liability company.

(6) Plans of Division.

Borrower shall not Divide.  Lender shall consent to a Division by Guarantor or Key Principal provided that:

(A) Lender receives written notice at least thirty (30) days prior to the effective date of such Division, which notice shall include (i) a certification acceptable to Lender that such Division is not otherwise prohibited under the provisions of Article 11, (ii) a copy of the plan of division, and (iii) organizational charts that reflect the organizational structure of Borrower, any SPE Component Entity,

Guarantor, and Key Principal both prior to and subsequent to such Division;

(B) no later than ten (10) days subsequent to such Division, Borrower shall provide Lender (i) the certificate of division or such other documentation filed with the appropriate office evidencing such Division, (ii) copies of the organizational documents of Borrower (if amended), Guarantor, and Key Principal, including any amendments thereto, that reflect the post-Division organizational structure, and (iii) new certificates of good standing or valid formation for Borrower (if amended), Guarantor, and Key Principal; and

(C) Borrower has paid to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower’s request (including reasonable attorneys’ fees and a $15,000 review fee, which shall be in lieu of any other Review Fee or Transfer Fee).

(7) Transfers of Beneficial Interests in Borrower.

Notwithstanding anything herein to the contrary, if Borrower is a Delaware Statutory Trust, after delivery of the Tax Opinion to Lender, the holder of a Beneficial Interest in Borrower may Transfer all or any portion of such interest without the consent of Lender so long as:  (i) after giving effect to such Transfer, Borrower shall continue to comply with the representations and warranties under Section 4.02(d) (Borrower Special Purpose Status), 4.01(m) (ERISA), 4.01(o) (Sanctioned Person), and 4.01(s) (Qualified Delaware Statutory Trust), (ii) if a Transfer described in this clause (7) is a Material Owner Transfer,  Borrower shall deliver with respect to each transferee, prior to such transfer and at Borrower’s sole cost and expense, “know your customer” searches confirming compliance with the above referenced sections, and verifying the transferee has not been convicted of a felony, is not then, nor has it been in the prior ten (10) years, the subject of a Bankruptcy Action, (iii) each transferee of a Beneficial Interest (each a “Beneficial Interest Owner Transferee”) in connection with the initial Transfer of such interest or any subsequent Transfer approved by Signatory Trustee is an Accredited Investor and complies with the representation set forth in Section 4.01(o) hereof, (iv) each such initial Transfer of a Beneficial Interest or any subsequent Transfer approved by Signatory Trustee complies with all applicable Legal Requirements, including applicable securities laws and regulations, (v) no change of Control of Borrower shall occur as a result of such Transfer, and (vi) if after giving effect to any such Transfer, more than forty-nine percent (49%) in the aggregate of direct or indirect interests in Borrower are owned by any Person and its Affiliates that owned less than forty-nine percent (49%) direct or indirect interest in Borrower as of the Closing Date, Borrower shall, not more than fifteen (15) days after the effective date of any such Transfer, deliver to Lender a New Non-Consolidation Opinion.

(8) Transfers in connection with Conversion to LLC.

Notwithstanding anything herein to the contrary, if:  (i) the Borrower is a Delaware Statutory Trust, is treated for federal income tax purposes as an “investment trust” pursuant to Treasury Regulation Section 301.7701-4(c), desires (or is required by its Trust Agreement or Signatory Trustee) to convert to a different form of entity under applicable Delaware law (a “Conversion Event”), or (ii) the Borrower is a Delaware statutory trust and desires (or is required by its Trust Agreement or Signatory Trustee) to contribute the Mortgaged Property to a Special Purpose Entity to be owned by the same beneficial owners of Borrower in substantially the same proportions as immediately prior to such transfer of the Mortgaged Property (a “Drop-Down Distribution”), then Lender’s consent shall not be required to such Conversion Event or Drop-Down Distribution; provided, each of the following terms and conditions are satisfied:

(A) Borrower shall deliver to Lender not less than thirty (30) days prior written notice of such Conversion Event or Drop-Down Distribution;

(B) Lender has not instituted proceedings (including, but not limited to, acceleration of the Debt) or otherwise commenced to undertake its remedies under the Loan Documents against Borrower or the Mortgaged Property as a result of an Event of Default (unless such Conversion Event or Drop-Down Distribution is being required by Lender in connection the cure or waiver of an Event of Default);

(C) Borrower pays Lender’s reasonable legal fees and the Review Fee to complete such further due diligence as Lender may reasonably require;

(D) In the case of a Conversion Event or Drop-Down Distribution, the resulting entity shall be a Special Purpose Entity whose formation documents shall be substantially consistent with the form of the limited liability company operating agreement attached to Borrower’s Trust Agreement (or shall otherwise be approved by counsel to Lender) (hereinafter the “Distributee Entity”);

(E) The Distributee Entity executes, without any third-party out of pocket cost or expense to Lender, an assumption agreement whereby it assumes all of Borrower’s obligations under this Agreement, the Note and the other Loan Documents, and concurrently with the closing of such Drop-Down Distribution or Conversion Event, the Distributee Entity executes, without any third-party out of pocket cost or expense to Lender, such other documents and agreements as Lender shall reasonably require to evidence and effectuate said assumption and delivers an enforceability opinion and such other legal opinions as Lender may reasonably require (which assumption agreement and such other documentation shall not increase Borrower’s obligations or adversely affect Borrower’s rights);

(F) The Distributee Entity acknowledges its obligations under the Loan Documents and Guarantor ratifies its continuing obligations under the Guaranty and Environmental Indemnity, or any other guaranty or indemnity agreement executed in favor of Lender, notwithstanding the assumption or modification of the Loan Documents as a result of the Conversion Event or Drop-Down Distribution by executing an acknowledgment in form and substance reasonably satisfactory to

Lender (the “Ratification of Loan Documents”);

(G) Borrower and the Distributee Entity deliver and/or execute, without any third-party out of pocket cost or expense to Lender, new financing statements or financing statement amendments (and new financing statements as may be necessary) and any additional documents reasonably requested by Lender;

(H) Borrower delivers to Lender, without any third-party out of pocket cost or expense to Lender, such replacement policy or endorsements to Lender’s title insurance policy, hazard insurance policy endorsements or certificates and other similar materials as Lender may reasonably deem necessary, in its reasonable discretion, at the time of the Conversion Event or Drop-Down Distribution, all in form and substance satisfactory to Lender in its reasonable discretion, including, without limitation, a replacement policy or an endorsement or endorsements to Lender’s title insurance policy insuring the first priority Lien of the Security Instrument, extending the effective date of such policy to the date of execution and delivery (or, if later, of recording) of the assumption agreement referenced above in subparagraph (iv) of this Section and insuring that fee simple title to the Mortgaged Property is vested in the Distributee Entity;

(I) The Distributee Entity shall furnish evidence of the Distributee Entity’s legal capacity and good standing, and the qualification of the signers to execute the documents related to the assumption of the Debt, which evidence shall include certified copies of all organizational and formation documents of the Distributee Entity; and

(J) Borrower delivers to Lender a New Non-Consolidation Opinion.

(9) Transfers to Key Principal or Key Principal Operating Partnership.

Notwithstanding the provisions of this Article 11, so long as Borrower continues to be controlled by Key Principal:

(A) if Borrower is a Delaware Statutory Trust, the holder of a Beneficial Interest in Borrower may Transfer all or any portion of such interest to Key Principal or Key Principal Operating Partnership (or an entity wholly owned and controlled by Key Principal Operating Partnership) without the consent of Lender;

(B) any Transfer of an interest in Key Principal Operating Partnership to Key Principal shall be permitted without the consent of Lender;

(C) any Transfer of an interest in Key Principal Operating Partnership to any Person other than Key Principal shall be permitted without the consent of Lender, provided if, as a result of such Transfer, the transferee will own twenty percent (20%) or more (or, if such transferee is a foreign Person, ten percent (10%) or more) of the direct or indirect ownership interests in Borrower, Lender shall receive not less than ten (10) Business Days prior written notice of such proposed Transfer and shall determine that such transferee is not, as of the date of the Transfer, a Sanctioned Person; and

(D) if Borrower is a Delaware Statutory Trust, the holder of a Beneficial Interest in Borrower may exchange all or any portion of such interest for a limited partnership interest in Key Principal Operating Partnership (or an entity wholly owned and controlled by Key Principal Operating Partnership) without the consent of Lender.

After any Transfer permitted under this Section 11.02(b)(9), Borrower shall, upon request, provide Lender an updated organizational chart certified by Borrower as true, correct and complete, reflecting Key Principal’s direct and indirect ownership in Borrower, and indicating that no other Person owns 20% (or 10% in the case of a foreign Person) or more (directly or indirectly) of the outstanding interests in Borrower.

(10) Transfers of Control in Key Principal’s External Manager.

Notwithstanding the provisions of Section 11.02 above, a Transfer of interests in Key Principal’s External Manager (i) to any Person of a non-Controlling interest comprising less than 49% of the outstanding interests in Key Principal’s External Manager, and (ii) to ACM that results in ACM Controlling Key Principal’s External Manager (and therefore indirectly Controlling Key Principal and Borrower) shall be permitted without Lender’s consent.  In addition, a Transfer of a Controlling interest, or an interest comprising 49% or more of the outstanding interests in Key Principal’s External Manager, or a replacement of Key Principal’s External Manager shall be permitted without Lender’s consent, provided that following such Transfer or replacement, Key Principal’s External Manager is a Qualified External Manager.

(11) Transfers in connection with Upstream Loan.

Notwithstanding the provisions of Article 11 above, a pledge of assets by Key Principal, other than Key Principal’s direct or indirect interests in Borrower or the Mortgaged Property, as security for indebtedness incurred by Key Principal shall be permitted without Lender’s consent, provided that, if Key Principal is Guarantor, Guarantor continues to satisfy any net worth and liquidity requirements set forth in the Guaranty.

(c) No Other Indebtedness.

Other than the Mortgage Loan, Borrower shall not incur or be obligated at any time with respect to any loan or other indebtedness (except trade payables as otherwise permitted in this Loan Agreement), including any indebtedness secured by a Lien on, or the cash flows from, the Mortgaged Property.

(d) No Mezzanine Financing or Preferred Equity.

Neither Borrower nor any direct or indirect owner of Borrower shall: (1) incur any Mezzanine Debt; (2) issue any Preferred Equity; or (3) incur any similar indebtedness or issue any similar equity.

Section 11.03 Mortgage Loan Administration Matters Regarding Liens, Transfers, and Assumptions.

(a) Assumption of Mortgage Loan.

Following the date which is twelve (12) months from the Effective Date (but not within sixty (60) days before or after a Securitization), Lender shall consent to a Transfer of the Mortgaged Property to, and the related assumption of the Mortgage Loan by, a new borrower if each of the following conditions is satisfied prior to the Transfer:

(1) Borrower has (i) submitted to Lender all information required by Lender to make the determination required by this Section 11.03(a), and (ii) posted with Lender a retainer in an amount equal to $10,000 for third party underwriting review of the proposed new borrower and new key principals;

(2) no Event of Default has occurred and is continuing;

(3) Lender determines that:

(A) the proposed new borrower, new key principal, and any other new guarantor fully satisfy all of Lender’s then-applicable borrower, key principal, or guarantor eligibility, credit, management, and other loan underwriting standards, which shall include an analysis of (i) the previous relationships between Lender and the proposed new borrower, new key principal, new guarantor, and any Person in Control of them, and the organization of the new borrower, new key principal, and new guarantor (if applicable), and (ii) the operating and financial performance of the Mortgaged Property, including physical condition and occupancy;

(B) none of the proposed new borrower, new key principal, and any new guarantor, or any owners of the proposed new borrower, new key principal, and any new guarantor, are a Prohibited Person; and

(C) none of the proposed new borrower, new key principal, and any new guarantor (if any of such are entities) shall have an organizational existence termination date that ends before the Stated Maturity Date;

(4) if required by Lender, Lender shall receive a Rating Agency Confirmation;

(5) the proposed new borrower has:

(A) executed an assumption agreement acceptable to Lender in its reasonable discretion that, among other things, requires the proposed new borrower to assume and perform all obligations of Borrower (or any other transferor), and that may require that the new borrower comply with any provisions of any Loan Document that previously may have been waived by Lender for Borrower, subject to the terms of this Section 11.03;

(B) if required by Lender, delivered to the title company for filing and/or recording in all applicable jurisdictions, all applicable Loan Documents including the assumption agreement to correctly evidence the assumption and the confirmation, continuation, perfection, and priority of the Liens created hereunder and under the other Loan Documents;

(C) delivered to Lender a “date-down” endorsement to the Title Policy acceptable to Lender (or a new title insurance policy if a “date-down” endorsement is not available);

(D) furnished to Lender, all documents evidencing the proposed new borrower’s organization and good standing, and the qualification of the signers to execute the assumption of the Indebtedness, which documents shall include certified copies of all documents relating to the organization and formation of the proposed new borrower and of the entities, if any, which are partners or members of the proposed new borrower.  The proposed new borrower and such constituent partners, members or shareholders of the proposed new borrower (as the case may be), as Lender shall require, shall comply with the covenants set forth in Section 4.02(d) hereof;

(E) assumed the obligations of Borrower under any property management agreement or provide a new property management agreement with a new property manager which meets the requirement of Section 6.03 hereof and assign to Lender as additional security such new management agreement pursuant to an assignment of management agreement in form and substances reasonably satisfactory to Lender, and if the new property manager is a Borrower Affiliate of new borrower, a New Non-Consolidation Opinion reasonably satisfactory to Lender;

(F) assumed the obligations of Borrower under any Deposit Account Control Agreement or provide a new Deposit Account Control Agreement with a new Deposit Bank in form and substance reasonably satisfactory to Lender; and

(G) furnished to Lender, if required by the Lender, a REMIC Opinion, a New Non-Consolidation Opinion, and an opinion of counsel reasonably satisfactory to Lender (A) that such new borrower’s formation documents provide for the matters described in subparagraph (D) above, (B) that the assumption of the Indebtedness has been duly authorized, executed and delivered, and that the assumption agreement and the other Loan Documents are valid, binding and enforceable against the proposed new borrower in accordance with their terms, (C) that the proposed new borrower and any entity which is a controlling stockholder, member or general partner of the proposed new borrower, have been duly organized, and are in existence and good standing, and (D) with respect to such other matters as Lender may reasonably request.

(6) one or more individuals or entities acceptable to Lender as new guarantors have executed and delivered to Lender:

(A) an assumption agreement acceptable to Lender that requires the new guarantor to assume and perform all obligations of Guarantor under any Guaranty and Environmental Indemnity Agreement given in connection with the Mortgage Loan; or

(B) a substitute Non-Recourse Guaranty and other substitute guaranty and substitute Environmental Indemnity Agreement in a form acceptable to Lender;

(7) Lender has reviewed and approved the Transfer documents; and

(8) Borrower has paid to Lender, upon demand (A) the Transfer Fee, (B) the Review Fee (regardless of whether Lender approves or denies such request) and (C) all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees and Rating Agency fees).

(9) Notwithstanding anything to the contrary set forth in this Agreement, upon the closing of a transfer and assumption and execution of a replacement guaranty in accordance with the terms of this Section 11.03(a), Lender shall release Borrower and Guarantor from all obligations under the Loan Documents with respect to matters first arising from and after the date of the transfer and assumption.

(b) Transfers to Key Principal-Owned Affiliates or Guarantor-Owned Affiliates.

(1) Except as otherwise covered in Section 11.03(b)(2) below, Transfers in a single transaction of all or substantially all of the direct or indirect ownership interests in Borrower to Key Principal or Guarantor, or to a transferee through which Key Principal or Guarantor (as applicable) Controls Borrower with the same rights and abilities as Key Principal or Guarantor (as applicable) Controls Borrower immediately prior to the date of such Transfer, shall be consented to by Lender if such Transfer satisfies the applicable requirements of Section 11.03(a) (other than the requirements in Section 11.03(a)(4) and (6)) as they would relate to such transferee.

(2) Transfers of direct or indirect interests in Borrower held by a Key Principal or Guarantor to other Key Principals or Guarantors, as applicable, shall be consented to by Lender if such Transfer satisfies the following conditions:

(A) the Transfer does not cause a change in the Control of Borrower;

(B) the transferor Key Principal or Guarantor maintains the same right and ability to Control Borrower as existed prior to the Transfer; and

(C) if such Transfer shall cause any transferee, together with its Affiliates, to acquire direct or indirect equity interests in Borrower or any SPE Component Entity aggregating to more than forty-nine percent (49%), or to increase its equity interests in Borrower or any SPE Component Entity from an amount that is less than forty-nine percent (49%) to an amount that is greater than forty-nine percent (49%), Borrower shall deliver a New Non-Consolidation Opinion addressing such Transfer.

In connection with a transfer pursuant to this Section 11.03(b)(2), Borrower shall pay to Lender, upon demand the Review Fee (regardless of whether Lender approves or denies such request) and all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees and Rating Agency fees).

(c) Estate Planning.

Notwithstanding the provisions of Section 11.03(b)(2), so long as (1) the Transfer does not cause a change in the Control of Borrower, and (2) Key Principal and Guarantor, as applicable, maintain the same right and ability to Control Borrower as existed prior to the Transfer, Lender shall consent to Transfers of direct or indirect ownership interests in Borrower and Transfers of direct or indirect ownership interests in an entity Key Principal or entity Guarantor to:

(1) Immediate Family Members of such transferor, each of whom must have obtained the legal age of majority;

(2) United States domiciled trusts established for the benefit of the transferor or Immediate Family Members of the transferor; or

(3) partnerships or limited liability companies of which the partners or members, respectively, are comprised entirely of (A) such transferor and Immediate Family Members (each of whom must have obtained the legal age of majority) of such transferor, (B) Immediate Family Members (each of whom must have obtained the legal age of majority) of such transferor, or (C) United States domiciled trusts established for the benefit of the transferor or Immediate Family Members of the transferor.

Notwithstanding the foregoing, if such Transfer shall cause any transferee, together with its Affiliates, to acquire direct or indirect equity interests in Borrower or any SPE Component Entity aggregating to more than forty-nine percent (49%), or to increase its equity interests in Borrower or any SPE Component Entity from an amount that is less than forty-nine percent (49%) to an amount that is greater than forty-nine percent (49%), Borrower shall deliver a New Non-Consolidation Opinion addressing such Transfer.

In connection with a transfer pursuant to this Section 11.03(c), Borrower shall pay to Lender, upon demand the Review Fee (regardless of whether Lender approves or denies such request) and all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees and Rating Agency fees).

(d) Termination or Revocation of Trust.

If any of Borrower, Guarantor, or Key Principal is a trust, or if Control of Borrower, Guarantor, or Key Principal is Transferred or if a Restricted Ownership Interest in Borrower, Guarantor, or Key Principal would be Transferred due to the termination or revocation of a trust, the termination or revocation of such trust is an unpermitted Transfer; provided that the termination or revocation of the trust due to the death of an individual trustor shall not be considered an unpermitted Transfer so long as:

(1) Lender is notified within thirty (30) days of the death;

(2) such Borrower, Guarantor, Key Principal, or other Person, as applicable, is replaced with an individual or entity acceptable to Lender, in accordance with the provisions of Section 11.03(a) within ninety (90) days of the date of the death causing the termination or revocation; and

(3) if such Transfer shall cause any transferee, together with its Affiliates, to acquire direct or indirect equity interests in Borrower or any SPE Component Entity aggregating to more than forty-nine percent (49%), or to increase its equity interests in Borrower or any SPE Component Entity from an amount that is less than forty-nine percent (49%) to an amount that is greater than forty-nine percent (49%), Borrower shall deliver a New Non-Consolidation Opinion addressing such Transfer.

In connection with a transfer pursuant to this Section 11.03(d), Borrower shall pay to Lender, upon demand the Review Fee (regardless of whether Lender approves or denies such request) and all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees and Rating Agency fees).

(e) Death of Key Principal or Guarantor; Transfer Due to Death.

(1) If a Key Principal or Guarantor that is a natural person dies, or if Control of Borrower, Guarantor, or Key Principal is Transferred, or if a Restricted Ownership Interest in Borrower, Guarantor, or Key Principal would be Transferred as a result of the death of a Person (except in the case of trusts which is addressed in Section 11.03(d)), Borrower must notify Lender in writing within ninety (90) days in the event of such death.  Unless waived in writing by Lender, the deceased shall be replaced by an individual or entity within one hundred eighty (180) days, subject to Borrower’s satisfaction of the following conditions:

(A) Borrower has submitted to Lender all information required by Lender to make the determination required by this Section 11.03(e);

(B) Lender determines that, if applicable:

(i) any proposed new key principal and any other new guarantor (or Person Controlling such new key principal or new guarantor) fully satisfies all of Lender’s then-applicable key principal or guarantor eligibility, credit, management, and other loan underwriting standards (including any standards with respect to previous relationships between Lender and the proposed new key principal and new guarantor (or Person Controlling such new key principal or new guarantor) and the organization of the new key principal and new guarantor);

(ii) none of any proposed new key principal or any new guarantor, or any owners of the proposed new key principal or any new guarantor, is a Sanctioned Person; and

(iii) none of any proposed new key principal or any new guarantor (if any of such are entities) shall have an organizational existence termination date that ends before the Stated Maturity Date;

(C) if applicable, one or more individuals or entities acceptable to Lender as new guarantors have executed and delivered to Lender:

(i) an assumption agreement acceptable to Lender that requires the new guarantor to assume and perform all obligations of Guarantor under any Guaranty and the Environmental Indemnity Agreement given in connection with the Mortgage Loan; or

(ii) a substitute Non-Recourse Guaranty and other substitute guaranty and substitute Environmental Indemnity Agreement in a form acceptable to Lender ; and

(D) if such Transfer shall cause any transferee, together with its Affiliates, to acquire direct or indirect equity interests in Borrower or any SPE Component Entity aggregating to more than forty-nine percent (49%), or to increase its equity interests in Borrower or any SPE Component Entity from an amount that is less than forty-nine percent (49%) to an amount that is greater than forty-nine percent (49%), Borrower shall deliver a New Non-Consolidation Opinion addressing such Transfer.

(2) In the event a replacement Key Principal, Guarantor, or other Person is required by Lender due to the death described in this Section 11.03(e), and such replacement has not occurred within such period, the period for replacement may be extended by Lender to a date not more than one year from the date of such death; however, Lender may require as a condition to any such extension that the then-current property manager be replaced with a property manager reasonably acceptable to Lender (or if a property manager has not been previously engaged, a property manager reasonably acceptable to Lender be engaged).

(3) The notice requirement set forth in this Section 11.03(e) shall not apply if a Person becomes a “beneficial owner” (as defined in Rule 13d-3 under the Securities and Exchange Act) of an indirect ownership interest in Borrower by operation of a trust, by will or the laws of descent and distribution, or by operation of law.

In connection with a transfer pursuant to this Section 11.03(e), Borrower shall pay to Lender, upon demand the Review Fee (regardless of whether Lender approves or denies such request) and all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees and Rating Agency fees).  After any Transfer permitted under this Section 11.03(e), Borrower shall, upon request, provide Lender an updated organizational chart certified by Borrower as true, correct and complete, reflecting Key Principal’s direct and indirect ownership in Borrower, and indicating that no other Person owns 20% (or 10% in the case of a foreign Person) or more (directly or indirectly) of the outstanding interests in Borrower

(f) Bankruptcy of Guarantor.

(1) Upon the occurrence of any Guarantor Bankruptcy Event, unless waived in writing by Lender, the applicable Guarantor shall be replaced by an individual or entity within ninety (90) days of such Guarantor Bankruptcy Event, subject to Borrower’s satisfaction of the following conditions:

(A) Borrower has submitted to Lender all information required by Lender to make the determination required by this Section 11.03(f);

(B) Lender determines that:

(i) the proposed new guarantor fully satisfies all of Lender’s then-applicable guarantor eligibility, credit, management, and other loan underwriting standards (including any standards with respect to previous relationships between Lender and the proposed new guarantor and the organization of the new guarantor (if applicable));

(ii) no new guarantor is a Sanctioned Person; and

(iii) no new guarantor (if any of such are entities) shall have an organizational existence termination date that ends before the Maturity Date; and

(C) one or more individuals or entities acceptable to Lender as new guarantors have executed and delivered to Lender:

(i) an assumption agreement acceptable to Lender that requires the new guarantor to assume and perform all obligations of Guarantor under any Guaranty and the Environmental Indemnity Agreement given in connection with the Mortgage Loan; or

(ii) a substitute Non-Recourse Guaranty and other substitute guaranty and substitute Environmental Indemnity Agreement in a form acceptable to Lender.

(2) In the event a replacement Guarantor is required by Lender due to the Guarantor Bankruptcy Event described in this Section 11.03(f), and such replacement has not occurred within such period, the period for replacement may be extended by Lender in its discretion; however, Lender may require as a condition to any such extension that the then-current property manager be replaced with a property manager reasonably acceptable to Lender (or if a property manager has not been previously engaged, a property manager reasonably acceptable to Lender be engaged).

In connection with a transfer pursuant to this Section 11.03(f), Borrower shall pay to Lender, upon demand the Review Fee (regardless of whether Lender approves or denies such request) and all of Lender’s out-of-pocket costs (including reasonable attorneys’ fees and Rating Agency fees).

Section 11.04 Corporate Transaction Involving Key Principal.

Notwithstanding anything in this Agreement to the contrary, a merger of Key Principal with, or a sale of all or substantially all of the assets of Key Principal to (a “Corporate Transaction”), another entity formed under the laws of the United States of America (the “Corporate Transaction Counterparty”) shall be permitted without Lender’s prior consent, provided (i) Lender shall receive not less than thirty (30) days prior written notice of such proposed Transfer, (ii) such Corporate Transaction Counterparty is not, as of the date of the Transfer, a Sanctioned Person, (iii) the Corporate Transaction Party (directly or indirectly) has comparable experience to Key Principal in the ownership and operation of multifamily properties similar to the Mortgaged Property and (iv) the Corporate Transaction Party, or in the case of a merger, the surviving entity, has net worth and liquidity equal to or greater than the net worth and liquidity of Key Principal at the closing of the Loan. Notwithstanding the foregoing, failure to give prior notice as required above shall not constitute an Event of Default if the aforementioned conditions (ii), (iii) and (iv) above in this Section 11.04 are satisfied.  In addition, if following such Corporate Transaction, Key Principal no longer Controls Borrower (directly or indirectly), one or more individuals or entities acceptable to Lender as new guarantors shall have executed and delivered to Lender a substitute Non-Recourse Guaranty, substitute Debt Service Reserve Replenishment Payment Guaranty and substitute Environmental Indemnity Agreement (collectively, the “Substitute

Guaranties”) in a form materially identical to the Non-Recourse Guaranty, Debt Service Reserve Replenishment Payment Guaranty and Environmental Indemnity Agreement executed and delivered to Lender on the date hereof (collectively, the “Original Guaranties”). Upon Lender’s acceptance of such Substitute Guaranties, Key Principal shall be released from its obligations and liabilities under the Original Guaranties with respect to matters first occurring on or after the date of the Substitute Guaranties.  From and after the acceptance of such Substitute Guaranties, the new guarantor thereunder shall be deemed to be the Key Principal.

Section 11.05 Corporate Transaction Involving Cantor Fitzgerald Investors, LLC (“CFI”)

Notwithstanding anything in this Agreement to the contrary, any merger, liquidation, winding-up, consolidation of, or other Transfer of direct and/or indirect interests in, any of CFI, or any holder of a direct or indirect in, or manager of, CFI (a “CFI Corporate Transaction”), to another entity formed under the laws of the United States of America (the “CFI Corporate Transaction Counterparty”) shall be permitted without Lender’s prior consent, provided (i) Lender shall receive not less than thirty (30) days prior written notice of such proposed Transfer, (ii) such CFI Corporate Transaction Counterparty is not, as of the date of the Transfer, a Sanctioned Person, (iii) the CFI Corporate Transaction Party (directly or indirectly) has comparable experience to CFI in the ownership and operation of multifamily properties similar to the Mortgaged Property, and (iv) the CFI Corporate Transaction Party, or in the case of a merger, the surviving entity, has net worth and liquidity equal to or greater than the net worth of CFI at the closing of the Loan.  Notwithstanding the foregoing, failure to give prior notice as required above shall not constitute an Event of Default if conditions (ii), (iii), and (iv) above are satisfied.

ARTICLE 12 - IMPOSITIONS

Section 12.01 Representations and Warranties.

The representations and warranties made by Borrower to Lender in this Section 12.01 are made as of the Effective Date and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.

(a) Payment of Taxes, Assessments, and Other Charges.

Borrower has:

(1) paid (or has caused Master Tenant to pay) (or with the approval of Lender, established an escrow fund sufficient to pay when due and payable) all amounts and charges relating to the Mortgaged Property that have become due and payable before any fine, penalty interest, lien, or costs may be added thereto, including Impositions, leasehold payments, and ground rents;

(2) paid (or has caused Master Tenant to pay) all Taxes for the Mortgaged Property that have become due before any fine, penalty interest, lien, or costs may be added thereto pursuant to any notice of assessment received by Borrower and any and all taxes that have become due against Borrower before any fine, penalty interest, lien, or costs may be added thereto;

(3) no knowledge of any basis for any additional assessments;

(4) no knowledge of any presently pending special assessments against all or any part of the Mortgaged Property, or any presently pending special assessments against Borrower; and

(5) not received any written notice of any contemplated special assessment against the Mortgaged Property, or any contemplated special assessment against Borrower.

Section 12.02 Covenants.

(a) Imposition Deposits, Taxes, and Other Charges.

Borrower shall:

(1) make an initial deposit into the Imposition Account on the date hereof in respect of Impositions, and deposit the Imposition Deposits with Lender on each Payment Date (or on another day designated in writing by Lender) in amount sufficient, in Lender’s discretion, to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added, plus an amount equal to no more than one-twelfth (1/12) (or the amount permitted by applicable law) of the Impositions for the trailing twelve (12) months;

(2) deposit with Lender, within ten (10) days after written notice from Lender (subject to applicable law), such additional amounts estimated by Lender to be reasonably necessary to cure any deficiency in the amount of the Imposition Deposits held for payment of a specific Imposition;

(3) except as set forth in Section 12.03(c) below, pay all Impositions, leasehold payments, ground rents, and Taxes when due and before any fine, penalty interest, lien, or costs may be added thereto;

(4) promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and, if Borrower pays any Imposition directly, Borrower shall promptly furnish to Lender receipts evidencing such payments; and

(5) promptly deliver to Lender a copy of all notices of any special assessments and contemplated special assessments against the Mortgaged Property or Borrower.

Section 12.03 Mortgage Loan Administration Matters Regarding Impositions.

(a) Maintenance of Records by Lender.

Lender shall maintain records of the monthly and aggregate Imposition Deposits held by Lender for the purpose of paying Taxes, insurance premiums, and each other obligation of Borrower for which Imposition Deposits are required.

(b) Imposition Accounts.

All Imposition Deposits shall be held in an Eligible Account (the “Imposition Account”). The Imposition Deposits shall not be invested except in such Permitted Investments as determined and directed by Lender or its Loan Servicer.  In no event shall Lender or its loan servicer be required to invest any Imposition Deposits in any particular type of Permitted Investment or select any particular account or credit funds therein at any particular rate of interest.  Lender shall not be obligated to open additional accounts, or deposit Imposition Deposits in additional institutions, when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty.  No interest, earnings, or profits on the Imposition Deposits shall be paid to Borrower unless applicable law so requires.  Imposition Deposits shall not be trust funds or operate to reduce the Indebtedness, unless applied by Lender for that purpose in accordance with this Loan Agreement.  For the purposes of 9-104(a)(3) of the UCC, Lender is the owner of the Imposition Deposits and shall be deemed a “customer” with sole control of the account holding the Imposition Deposits.

(c) Payment of Impositions; Sufficiency of Imposition Deposits.

Lender may pay an Imposition according to any bill, statement, or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement, or estimate or into the validity of the Imposition.  Imposition Deposits shall be required to be used by Lender to pay Taxes, insurance premiums and any other individual Imposition only if:

(1) no Event of Default exists;

(2) Borrower has timely delivered to Lender all applicable bills or premium notices that it has received; and

(3) sufficient Imposition Deposits are held by Lender for each Imposition at the time such Imposition becomes due and payable.

Lender shall have no liability to Borrower or any other Person for failing to pay any Imposition if any of the conditions are not satisfied.  If at any time the amount of the Imposition Deposits held for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender to be held in connection with such Imposition, the excess may be credited against future installments of Imposition Deposits for such Imposition.

(d) Imposition Deposits Upon Event of Default.

If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in such amount and in such order as Lender determines, to pay any Impositions or as a credit against the Indebtedness.

(e) Contesting Impositions.

Other than insurance premiums, Borrower or Master Tenant may contest, at its expense, by appropriate legal proceedings, the amount or validity of any Imposition if:

(1) Borrower notifies Lender of the commencement or expected commencement of such proceedings;

(2) Lender determines that the Mortgaged Property is not in danger of being sold or forfeited;

(3) Borrower deposits with Lender (or the applicable Governmental Authority if required by applicable law) reserves sufficient to pay the contested Imposition, if required by Lender (or the applicable Governmental Authority);

(4) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested in writing by Lender; and

(5) Borrower commences, and at all times thereafter diligently prosecutes, such contest in good faith until a final determination is made by the applicable Governmental Authority.

(f) Release to Borrower.

Upon payment in full of all sums secured by the Security Instrument and this Loan Agreement and release by Lender of the lien of the Security Instrument, Lender shall disburse to Borrower the balance of any Imposition Deposits then on deposit with Lender.

ARTICLE 13 – REPLACEMENTS, REPAIRS, AND RESTORATION

Section 13.01 Covenants.

(a) Initial Deposits to Replacement Reserve Account, Repairs Escrow Account, and Restoration Reserve Account.

(1) On the Effective Date, Borrower shall pay to Lender:

(A) the Initial Replacement Reserve Deposit for deposit into the Replacement Reserve Account; and

(B) the Repairs Escrow Deposit for deposit into the Repairs Escrow Account.

(2) Except as otherwise provided in this Agreement, after an event of loss, Borrower shall deliver or cause to be delivered to Lender any insurance proceeds received under any insurance policy required to be maintained in accordance with Article 9.

(b) Monthly Replacement Reserve Deposits.

Borrower shall deposit the applicable Monthly Replacement Reserve Deposit into the Replacement Reserve Account on each Payment Date.

(c) Payment and Deliverables for Replacements, Repairs, and Restoration.

Borrower shall:

(1) pay all invoices for Replacements, Repairs, and Restoration, regardless of whether funds on deposit in the applicable Reserve/Escrow Account are sufficient to pay the full amount of such invoices, prior to any request for disbursement from such Reserve/Escrow Account, provided, however, Lender agrees to waive the foregoing requirement if Borrower requests that Lender issue a joint check or pay the applicable vendor directly in connection with a particular Replacement, Repair, or Restoration);

(2) pay all applicable fees and charges of any Governmental Authority on account of the Replacements, Repairs, and Restoration, as applicable;

(3) provide evidence satisfactory to Lender of completion of the Replacements, Restoration (within the period required under Section 9.03 or such other period required by Lender), and any Required Repairs (within the Completion Period or within such other period or by such other date set forth in the Required Repair Schedule and any Borrower Requested Repairs and Additional Lender Repairs (by the date specified by Lender for any such Borrower Requested Repairs or Additional Lender Repairs)); and

(4) prior to commencement of any Restoration in excess of $100,000, Borrower shall deliver to Lender, for Lender’s review and approval:

(A) a copy of the plans and specifications for the Restoration; and

(B) a copy of all building and other permits and authorizations required by any Legal Requirements to carry out the Restoration.

(d) Assignment of Contracts for Replacements, Repairs, and Restoration.

Borrower shall collaterally assign to Lender as additional security any contract or subcontract for Replacements, Repairs, or Restoration, upon Lender’s written request, on a form of assignment approved by Lender.

(e) Indemnification.

If Lender elects to exercise its rights under Section 14.03 due to Borrower’s failure to timely commence or complete any Replacements, Repairs, or Restoration, Borrower shall indemnify and hold Lender harmless for, from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations, and costs or expenses, including litigation costs and reasonable attorneys’ fees, arising from or in any way connected with the performance by Lender of the Replacements, Repairs, or Restoration, if applicable, or the investment of the Reserve/Escrow Account Funds; provided that Borrower shall have no indemnity obligation if such actions, suits, claims, demands, liabilities, losses, damages, obligations, and costs or expenses, including litigation costs and reasonable attorneys’ fees, arise as a result of the willful misconduct or gross negligence of Lender, Lender’s agents, employees, or representatives as determined by a court of competent jurisdiction pursuant to a final non-appealable court order.

(f) Amendments to Loan Documents.

Subject to Section 5.02, Borrower shall execute and deliver to Lender, upon written request, an amendment to this Loan Agreement, the Security Instrument, and any other Loan Document deemed necessary or desirable to perfect Lender’s lien upon any portion of the Mortgaged Property for which Reserve/Escrow Account Funds were expended.

(g) Administrative Fees and Expenses.

Borrower shall pay to Lender:

(1) by the date specified in the applicable invoice, the Repairs Escrow Account Administrative Fee and the Replacement Reserve Account Administration Fee for Lender’s services in administering the Reserve/Escrow Accounts and investing the Reserve/Escrow Account Funds;

(2) upon demand, a reasonable inspection fee, not exceeding the Maximum Inspection Fee, for each inspection of the Mortgaged Property by Lender in connection with a Repair, Replacement, or Restoration item, plus all other reasonable costs and out-of-pocket expenses relating to such inspections; and

(3) upon demand, all reasonable fees charged by any engineer, architect, inspector or other person inspecting the Mortgaged Property on behalf of Lender for each inspection of the Mortgaged Property in connection with a Repair, Replacement, or Restoration item, plus all other reasonable costs and out-of-pocket expenses relating to such inspections.

Section 13.02 Debt Service Reserve.

Borrower shall establish and maintain at all times while the Indebtedness remains outstanding a debt service reserve (the “Debt Service Reserve”) with Lender.  On the Effective Date, Borrower shall deposit into the Debt Service Reserve an amount equal to $714,274.58. Subject to the following sentence of this Section 13.02, in the event that Borrower shall fail to make (i) any monthly payment of interest only or principal and interest, as applicable, when due (the “Monthly Payment”), or (ii) any portion of the Monthly Payment when due, and provided that no Event of Default has occurred and is continuing, then Lender may advance from the Debt Service Reserve to itself the difference (the “Shortfall”) between the Monthly Payment and the amount remitted by Borrower to Lender (the “Actual Borrower Payment”).  The purpose of the Debt Service Reserve is to supplement shortfalls in Rent collections and any other cash flow from the Mortgaged Property in order for Borrower to make payment of Monthly Payments in full when due.  If a Shortfall exists, then concurrently with its remittance of the Actual Borrower Payment, Borrower shall provide to Lender in writing (i) a request for disbursement of the Shortfall, (ii) a monthly rent roll, (iii) certification that Rent collections and any other cash flow from the Mortgaged Property during the month immediately preceding the Payment Date, were not sufficient to make the full Monthly Payment and (iv) such other information as Lender shall reasonably request.  Further, upon written request from Borrower therefor, Lender may, in its sole and absolute discretion, advance from the Debt Service Reserve into any other reserve an amount necessary to pay for certain costs to be paid out of such reserve.  After each disbursement by Lender from the Debt Service Reserve which causes the balance of the Debt Service Reserve to be less than one (1) full Monthly Payment, as determined by Lender, Borrower shall, within ten (10) days after demand therefor, pay to Lender for deposit into the Debt Service Reserve the amount required to bring the total amount of funds on deposit in the Debt Service Reserve to three (3) full Monthly Payments, as determined by Lender (each such payments, a “Debt Service Reserve Replenishment Payment”).  Borrower further agrees that if Borrower fails to make any payment for deposit into the Debt Service Reserve within such ten (10) day period, the Debt Service Reserve may be replenished by Guarantor and/or Lender at any time thereafter. Upon the occurrence and during the continuance of (i) an Event of Default or (ii) a material adverse change, Lender may, but shall not be obligated to, apply at any time the balance then remaining in the Debt Service Reserve against the Indebtedness in whatever order Lender shall subjectively determine, provided that no such application of the Debt Service Reserve shall be deemed to cure any Event of Default.  Nothing contained herein, including, without limitation, the existence of the Debt Service Reserve, shall release Borrower of any obligation to make payments under this Loan Agreement, the Note or the other Loan Documents strictly in accordance with the terms hereof or thereof.

Provided no Event of Default has occurred and is continuing, if the Net Cash Flow is equal to or more than $5,372,405 as calculated by Lender on a trailing twelve (12) month basis, in Lender’s discretion, for any two (2) consecutive calendar quarters after the Effective Date, all sums on deposit in the Debt Service Reserve shall be disbursed to Borrower, and Borrower’s obligation to maintain the Debt Service Reserve shall terminate, and the Debt Service Reserve Replenishment Payment Guaranty shall terminate and be of no further force and effect.

Section 13.03 Mortgage Loan Administration Matters Regarding Reserves.

(a)	Accounts, Deposits, and Disbursements.
(1)	Custodial Accounts.
(A) Funds on deposit in the Reserve/Escrow Accounts shall not be invested except in such Permitted Investments as determined and directed by Lender or its Loan Servicer. In no event shall Lender or its Loan Servicer be required to invest funds on deposit in the Reserve/Escrow Accounts (i) at all, (ii) in any particular type of Permitted Investment or (iii) in any particular account or credit funds therein at any particular rate of interest. Lender shall not be responsible for any losses resulting from the investment of the Reserve/Escrow Accounts or for obtaining any specific level or percentage of earnings on such investment. All interest, if any, earned on the Reserve/Escrow Accounts shall be added to and become part of the applicable Reserve/Escrow Accounts.

(B) In no event shall Lender be obligated to disburse funds from any Reserve/Escrow Account if an Event of Default has occurred and is continuing.

(2) Disbursements by Lender Only.

Only Lender or a designated representative of Lender may make disbursements from the Reserve/Escrow Accounts and the Repairs Escrow Account.  Except as provided in Section 13.02, disbursements shall only be made upon Borrower request and after satisfaction of all conditions for disbursement.

(3)	[Reserved].
(4)	Insufficient Funds.

Lender may, upon thirty (30) days’ prior written notice to Borrower, require an additional deposit(s) to the Replacement Reserve Account, the Repairs Escrow Account,  or the Restoration Reserve Account, or an increase in the amount of the Monthly Replacement Reserve Deposit, if Lender determines that the amounts on deposit in any of  the Reserve/Escrow Accounts are not sufficient to cover the costs for Required Repairs, Required Replacements, or the Restoration or, pursuant to the terms of Section 13.03(a)(9), not sufficient to cover the costs for Borrower Requested Repairs, Additional Lender Repairs, Borrower Requested Replacements, or Additional Lender Replacements.  Borrower’s agreement to complete the Replacements, the Repairs, or the Restoration as required by this Loan Agreement shall not be affected by the insufficiency of any balance in the Reserve/Escrow Accounts.

(5) Disbursements for Replacements, Repairs, and Restoration.

(A) With respect to Replacements, disbursement requests may only be made after completion of the applicable Replacements and only to pay for, or reimburse Borrower for, the actual approved costs of the Replacements.  Lender shall not disburse from the Replacement Reserve Account the costs of routine maintenance to the Mortgaged Property or for costs which are to be reimbursed from any other Reserve/Escrow Account.  Disbursement from the Replacement Reserve Account shall not be made more frequently than the Maximum Replacement Reserve Disbursement Interval.  Other than in connection with a final request for disbursement, disbursements from the Replacement Reserve Account shall not be less than the Minimum Replacement Reserve Disbursement Amount.

(B) With respect to Repairs, disbursement requests may only be made after completion of the applicable Repairs and only to pay for, or reimburse Borrower for, the actual cost of the Repairs, up to the Maximum Repair Cost. Lender shall not disburse any amounts which would cause the funds remaining in the Repairs Escrow Account after any disbursement (other than with respect to the final disbursement) to be less than the Maximum Repair Cost of the then-current estimated cost of completing all remaining Repairs.  Lender shall not disburse from the Repairs Escrow Account the costs of routine maintenance to the Mortgaged Property or for costs which are to be reimbursed from any other Reserve/Escrow Account.  Disbursement from the Repairs Escrow Account shall not be made more frequently than the Maximum Repair Disbursement Interval.  Other than in connection with a final request for disbursement, disbursements from the Repairs Escrow Account shall not be less than the Minimum Repairs Disbursement Amount.

(C) With respect to Restoration, disbursement requests may only be made after completion of the applicable Restoration and only to pay for, or reimburse Borrower or Master Tenant, as applicable, for, the actual approved costs of the Restoration.  Each disbursement shall be equal to the amount of the actual approved costs of the Restoration items covered by the disbursement request.  In addition, Lender shall not disburse any amounts which would cause the funds remaining in the Restoration Reserve Account after any disbursement (other than with respect to the final disbursement) to be less than the then-current estimated cost of completing all remaining Restoration.  Lender shall not disburse from the Restoration Reserve Account the costs of routine maintenance to the Mortgaged Property or for costs which are to be reimbursed from any other Reserve/Escrow Account.  Disbursement from the Restoration Reserve Account shall not be made more frequently than the Maximum Restoration Reserve Disbursement Interval. Other than in connection with a final request for disbursement, disbursements from the Restoration Reserve Account shall not be less than the Minimum Restoration Reserve Disbursement Amount.

(6) Disbursement Requests.

Borrower (or Master Tenant, as applicable) must submit a disbursement request in writing for each disbursement from a Reserve/Escrow Account, which disbursement request must specify the items of Replacement, Repairs, or Restoration for which reimbursement is requested (provided that for any Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, and Additional Lender Repairs, Lender shall have approved the use of the Reserve/Escrow Account Funds for such replacements or repairs pursuant to the terms of Section 13.03(a)(9)), and must:

(A) if applicable, specify the quantity and price of the items or materials purchased, grouped by type or category;

(B) if applicable, specify the cost of all contracted labor or other services, including architectural services, involved in the Replacement, Repair, or Restoration for which such request for disbursement is made;

(C) if applicable, include copies of invoices for all items or materials purchased and all contracted labor or services provided;

(D) include evidence of payment of such Replacement, Repair, or Restoration satisfactory to Lender (unless Borrower or Master Tenant has requested that Lender issue joint checks or pay a vendor directly in connection with a particular Repair, Replacement, or Restoration item as provided in this Loan Agreement);

(E) if applicable, contain a certification by Borrower that the Repair, Replacement, or Restoration has been completed lien free (or will be lien free upon payment of the requested amount) and in a good and workmanlike manner, in accordance with any plans and specifications previously approved by Lender (if applicable) and in compliance with all applicable laws, ordinances, rules, and regulations of any Governmental Authority having jurisdiction over the Mortgaged Property, and otherwise in accordance with the provisions of this Loan Agreement;

(F) if applicable, include evidence that any certificates of occupancy required by applicable Legal Requirements or any Governmental Authority have been issued; and

(G) upon request of Lender, include a list of aged payables (and Lender may withhold any disbursement from a Reserve/Escrow Account if aged payables over thirty (30) days remain outstanding).

(7) Conditions to Disbursement.

(A) In addition to each disbursement request in excess of $250,000, Lender may require any or all of the following at the expense of Borrower as a condition to disbursement of Reserve/Escrow Account Funds (provided that for any Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, and Additional Lender Repairs, Lender shall have approved the use of the Reserve/Escrow Account Funds for such replacements or repairs pursuant to the terms of Section 13.03(a)(9)):

(i) an inspection by Lender of the Mortgaged Property and the applicable Replacement, Repair, or Restoration item;

(ii) an inspection or certificate of completion by an appropriate independent qualified professional (such as an architect, engineer or property inspector, depending on the nature of the Repair, Replacement, or Restoration) selected by Lender, and if required by applicable law, a certificate of occupancy;

(iii) either:

(iv) a search of title to the Mortgaged Property effective to the date of disbursement; or

(v) a “date-down” endorsement to Lender’s Title Policy (or a new Lender’s Title Policy if a “date-down” is not available) extending the effective date of such policy to the date of disbursement, and showing no Liens other than (1) Permitted Encumbrances, (2) liens which Borrower is diligently contesting in good faith that have been bonded off to the satisfaction of Lender, or (3) mechanics’ or materialmen’s liens which attach automatically under the laws of any Governmental Authority upon the commencement of any work upon, or delivery of any materials to, the Mortgaged Property and for which Borrower is not delinquent in the payment for any such work or materials; and

(B) an acknowledgement of payment, waiver of claims, and release of lien for work performed and materials supplied from each contractor, subcontractor or materialman in accordance with the requirements of applicable law and covering all work performed and materials supplied (including equipment and fixtures) for the Mortgaged Property by that contractor, subcontractor, or materialman through the date covered by the disbursement request (or, in the event that payment to such contractor, subcontractor, or materialman is to be made by a joint check, the release of lien shall be effective through the date covered by the previous disbursement).

(8) Joint Checks for Periodic Disbursements.

Lender shall, upon Borrower’s (or Master Tenant’s, if applicable) written request, issue joint checks, payable to Borrower (or Master Tenant, if applicable) and the applicable supplier, materialman, mechanic, contractor, subcontractor, or other similar party, if:

(A) the cost of the Replacement, Repair, or Restoration item exceeds the Replacement Threshold, the Repair Threshold, or the Restoration Threshold, as applicable, and the contractor performing such Replacement, Repair, or Restoration requires periodic payments pursuant to the terms of the applicable written contract;

(B) the contract for such Replacement, Repair, or Restoration item requires payment upon completion of the applicable portion of the work;

(C) Borrower (or Master Tenant, if applicable) makes the disbursement request after completion of the applicable portion of the work required to be completed under such contract;

(D) the materials for which the request for disbursement has been made are on site at the Mortgaged Property and are properly secured or installed;

(E) Lender determines that the remaining funds in the Reserve/Escrow Account are sufficient to pay the cost of the Replacement, Repair, or Restoration item, as applicable, and the then-current estimated cost of completing all remaining Required Replacements, Restoration,  or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender;

(F) each supplier, materialman, mechanic, contractor, subcontractor, or other similar party receiving payments shall have provided, if requested in writing by Lender, a waiver of liens with respect to amounts which have been previously paid to them; and

(G) all other conditions for disbursement have been satisfied.

(9) Replacements and Repairs Other than Required Replacements or Required Repairs.

(A)	Borrower Requested Replacements and Borrower Requested Repairs.

Borrower (or Master Tenant, if applicable) may submit a disbursement request from the Replacement Reserve Account or the Repairs Escrow Account to pay for, or reimburse Borrower (or Master Tenant, if applicable) for, any Borrower Requested Replacement or Borrower Requested Repair.  The disbursement request must be in writing and include an explanation for such request.  Lender shall make disbursements for Borrower Requested Replacements or Borrower Requested Repairs if:

(i) they are of the type intended to be covered by the Replacement Reserve Account or the Repairs Escrow Account, as applicable;

(ii) the costs are commercially reasonable;

(iii) the amount of funds in the Replacement Reserve Account or Repairs Escrow Account, as applicable, is sufficient to pay such costs and the then-current estimated cost of completing all remaining Required Replacements or Required Repairs (at the Maximum Repair

Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements or Additional Lender Repairs that have been previously approved by Lender; and

(iv) all conditions for disbursement from the Replacement Reserve Account or Repairs Escrow Account, as applicable, have been satisfied.

Nothing in this Loan Agreement shall limit Lender’s right to require an additional deposit to the Replacement Reserve Account or an increase to the Monthly Replacement Reserve Deposit in connection with any such Borrower Requested Replacements, or an additional deposit to the Repairs Escrow Account for any such Borrower Requested Repairs.

(B) Additional Lender Replacements and Additional Lender Repairs.

Lender may require, as set forth in Section 6.02(b), Section 6.03(c), or otherwise from time to time, upon written notice to Borrower, that Borrower make (or cause Master Tenant to make) Additional Lender Replacements or Additional Lender Repairs.  Lender shall make disbursements from the Replacement Reserve Account for Additional Lender Replacements or from the Repairs Escrow Account for Additional Lender Repairs, as applicable, if:

(i) the costs are commercially reasonable;

(ii) the amount of funds in the Replacement Reserve Account or the Repairs Escrow Account, as applicable, is sufficient to pay such costs and the then-current estimated cost of completing all remaining Required Replacements or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender; and

(iii) all conditions for disbursement from the Replacement Reserve Account or Repairs Escrow Account, as applicable, have been satisfied.

Nothing in this Loan Agreement shall limit Lender’s right to require an increase to the Monthly Replacement Reserve Deposit for any such Additional Lender Replacements or an additional deposit to the Repairs Escrow Account for any such Additional Lender Repair.

(10) Excess Costs.

In the event any Replacement, Repair, or Restoration item exceeds the approved cost set forth on either the Required Replacement Schedule for Replacements, the Maximum Repair Cost for Repairs, or the initial cost approved by Lender for Restoration, as applicable, Borrower (or Master Tenant, if applicable) may submit a disbursement request to reimburse Borrower (or Master Tenant, if applicable) for such excess cost.  Thedisbursement request must be in writing and include an explanation for such request. Lender shall make disbursements from the applicable Reserve/Escrow Account, if:

(i) the excess cost is commercially reasonable;

(ii) the amount of funds in the applicable Reserve/Escrow Account is sufficient to pay such excess costs and the then-current estimated cost of completing all remaining Required Replacements, Restoration, or Required Repairs (at the Maximum Repair Cost), as applicable, and any other Borrower Requested Replacements, Borrower Requested Repairs, Additional Lender Replacements, or Additional Lender Repairs that have been previously approved by Lender; and

(iii) all conditions for disbursement from the applicable Reserve/Escrow Account or the Repairs Escrow Account have been satisfied.

(11) Final Disbursements.

Upon completion and satisfaction of all conditions for disbursements for any Repairs and Restoration, and further provided no Event of Default has occurred and is continuing, Lender shall disburse to Borrower (or Master Tenant, if applicable) any amounts then remaining in the Repairs Escrow Account or the Restoration Reserve Account, as applicable.  Upon payment in full of the Indebtedness and release by Lender of the lien of the Security Instrument, Lender shall disburse to Borrower any and all amounts then remaining in the Reserve/Escrow Accounts (if not previously released).

(b) Approvals of Contracts; Assignment of Claims.

Lender retains the right to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors, or other parties providing labor or materials in connection with the Replacements, Repairs, or Restoration if the amount reasonably expected to be payable under such contract or work order exceeds $250,000.  Notwithstanding Borrower’s assignment (in the Security Instrument) of its rights and claims against all Persons supplying labor or materials in connection with the Replacements, Repairs, or Restoration, Lender will not pursue any such right or claim unless an Event of Default has occurred and is continuing or as otherwise provided in Section 14.03(c).

(c) Delays and Workmanship.

If any work for any Replacement, Repair, or Restoration item has not timely commenced, has not been timely performed in a workmanlike manner, or has not been timely completed in a workmanlike manner, Lender may, without notice to Borrower:

(1) withhold disbursements from the applicable Reserve/Escrow Account;

(2)proceed under existing contracts or contract with third parties to make or complete such Replacements, Repairs, or Restoration items;

(3) apply the funds in the applicable Reserve/Escrow Account toward the labor and materials necessary to make or complete such Replacements, Repairs, or Restoration items, as applicable; or

(4) exercise any and all other remedies available to Lender under this Loan Agreement or any other Loan Document, including any remedies otherwise available upon an Event of Default pursuant to the terms of Section 14.02.

To facilitate Lender’s completion and performance of such Replacements, Repairs, or Restoration items, Lender shall have the right to enter onto the Mortgaged Property and perform any and all work and labor necessary to make or complete the Replacements, Repairs, or Restoration and employ watchmen to protect the Mortgaged Property from damage.  All funds so expended by Lender shall be deemed to have been advanced to Borrower, and included as part of the Indebtedness and secured by the Security Instrument and this Loan Agreement.

(d) Appointment of Lender as Attorney-In-Fact.

Borrower hereby authorizes and appoints Lender as attorney-in-fact pursuant to Section 14.03(c).

(e) No Lender Obligation.

Nothing in this Loan Agreement shall:

(1) make Lender responsible for making or completing the Replacements, Repairs, or Restoration;

(2) require Lender to expend funds, whether from any Reserve/Escrow Account, or otherwise, to make or complete any Replacement, Repair, or Restoration item;

(3) obligate Lender to proceed with the Replacements, Repairs, or Restoration; or

(4) obligate Lender to demand from Borrower additional sums to make or complete any Replacement, Repair, or Restoration item.

(f) No Lender Warranty.

Lender’s approval of any plans for any Replacement, Repair, or Restoration, release of funds from any Reserve/Escrow Account, inspection of the Mortgaged Property by Lender or its agents, representatives, or designees, or other acknowledgment of completion of any Replacement, Repair, or Restoration in a manner satisfactory to Lender shall not be deemed an acknowledgment or warranty by Lender to any Person that the Replacement, Repair, or Restoration has been completed in accordance with applicable building, zoning, or other codes, ordinances, statutes, laws, regulations, or requirements of any Governmental Authority, such responsibility being at all times exclusively that of Borrower.

ARTICLE 14 - DEFAULTS/REMEDIES

Section 14.01 Events of Default.

The occurrence of any one or more of the following in this Section 14.01 shall constitute an Event of Default under this Loan Agreement.

(a) Automatic Events of Default.

Any of the following shall constitute an automatic Event of Default:

(1) any failure by Borrower to pay or deposit (i) when due for any Monthly Debt Service Payment, (ii) when due any amount due on the Stated Maturity Date and (iii) within five (5) days after written notice, any other amount required by the Note, this Loan Agreement or any other Loan Document;

(2) any failure by Borrower to maintain, or to cause Master Tenant to maintain, the insurance coverage required by any Loan Document unless the same is the result of the failure to pay the applicable insurance premiums and amounts sufficient to pay such sums have been deposited with Lender pursuant to this Agreement, and the same are not applied by Lender toward payment of such insurance premiums in violation of the terms of the Loan Documents;

(3) any failure by Borrower to pay, or to cause Master Tenant to pay, Impositions when the same are due and payable, unless there are sufficient Imposition Deposits for payment of amounts then due and payable and Lender’s access to such money has not been constrained or restricted in any manner;

(4) any failure by Borrower or any SPE Component Entity to comply with the provisions of Section 4.02(d) relating to its special purpose status or the incurrence of additional indebtedness;

(5) if any warranty, representation, covenant, certification, or statement of Borrower, any SPE Component Entity, Key Principal or Guarantor or any other Person in this Loan Agreement, any of the other Loan Documents (or incorporated from the Mortgage Loan Agreement) or other Loan Documents, or in any other document, certificate, report, financial statement, application or supporting documentation provided or other instrument or document furnished to Lender during the term of the Loan, to induce Lender to (i) make any advance of the Loan, (ii) release monies from any account held by Lender (including any reserve or escrow), (iii) grant consent pursuant to any Loan Document, or (iv) take other action with respect to collateral for the Loan or otherwise in connection with the making of or administration of the Loan, is false, inaccurate, or misleading in any material respect when made;

(6) fraud, gross negligence, willful misconduct, or intentional material misrepresentation or material omission by or on behalf of Borrower, Guarantor, Key Principal, Master Tenant or Signatory Trustee in connection with:

(A) the application for, or creation of, the Indebtedness;

(B) any financial statement, rent roll, document, certificate, report, application or supporting documentation provided under, pursuant to or in connection with the Mortgage Loan;

(C) any request for Lender’s consent to any proposed action, including a request for disbursement of Reserve/Escrow Account Funds or Collateral Account Funds; or

(D) report, financial statement, application or supporting documentation or other instrument or document furnished to Lender to induce Lender to make the Mortgage Loan;

(7) the occurrence of any Transfer not permitted by the Loan Documents;

(8)the occurrence of a Bankruptcy Event;

(9) the commencement of a forfeiture action or other similar proceeding, whether civil or criminal, which, in Lender’s reasonable judgment, could result in a forfeiture of the Mortgaged Property or otherwise materially impair the lien created by this Loan Agreement or the Security Instrument or Lender’s interest in the Mortgaged Property;

(10) (A) a Material Master Lease Default occurs under the Master Lease, (B) if any of the Master Lease Documents are amended, modified or terminated in violation hereof, or (C) unless expressly permitted hereunder, the Master Lease shall no longer be in effect for any reason whatsoever, including, without limitation, expiration of the Master Lease by its terms absent renewal or extension of the Master Lease, if any;

(11) any failure by Borrower to complete any Repair related to fire, life, or safety issues in accordance with the terms of this Loan Agreement within the Completion Period (or such other date set forth on the Required Repair Schedule or otherwise required by Lender in writing for such Repair);

(12) any exercise by the holder of any other debt instrument secured by a mortgage, deed of trust, or deed to secure debt on the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable;

(13) if Borrower breaches in any material respect any covenant contained in Section 4.02(j) hereof and such breach continues for two (2) Business Days after written notice from Lender;

(14) if the Mortgaged Property becomes subject to any mechanic’s, materialman’s or other Lien other than a Lien for any Taxes not then due and payable and the Lien remains undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) days;

(15) if any federal tax lien is filed against Borrower, Guarantor, Key Principal, Master Tenant, Signatory Trustee, any SPE Component Entity (if any) or the Mortgaged Property and same is not discharged of record (by payment, bonding or otherwise) within thirty (30) days after same is filed;

(16) if a judgment is filed against the Borrower in excess of $250,000 which is not vacated, dismissed, discharged or bonded over within ninety (90) days;

(17)if any default occurs under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods, if any;

(18) if Borrower fails to deliver any Required Record in accordance with Section 8.02 hereof and such breach continues for thirty (30) days after written notice from Lender;

(19) if any of the assumptions contained in the Non-Consolidation Opinion or in any New Non-Consolidation Opinion, is or shall become untrue in any material respect; or

(20) if Borrower amends or modifies the Trust Agreement in violation hereof.

(21) an action for partition of Borrower or the Mortgaged Property is filed and not dismissed within ninety (90) days.

(b)	Events of Default Subject to a Specified Cure Period.

Any of the following shall constitute an Event of Default subject to the cure period set forth in the Loan Documents:

(1) if Key Principal or Guarantor is a natural person, the death of such individual, unless all requirements of Section 11.03(e) are met;

(2) the occurrence of a Guarantor Bankruptcy Event, unless all requirements of Section 11.03(f) are met;

(3) any failure by Borrower, Key Principal, or Guarantor to comply with the provisions of Section 5.02(b);

(4) any failure of Borrower to comply with any of the terms, covenants or conditions of Section 5.02 hereof after the expiration of ten (10) Business Days after written notice;

(5) breach of the Operating Covenants and such breach continues for thirty (30) days following delivery of written notice from Lender; or

(6) any failure by Borrower to perform any obligation under this Loan Agreement or any Loan Document that is subject to a specified written notice and cure period, which failure continues beyond such specified written notice and cure period as set forth herein or in the applicable Loan Document.

(c) Events of Default Subject to Extended Cure Period.

The following shall constitute an Event of Default if the existence of such condition or event, or such failure to perform or default in performance continues for a period of thirty (30) days after written notice by Lender to Borrower of the existence of such condition or event, or of such failure to perform or default in performance, provided, however, such period may be extended for up to an additional sixty (60) days if Borrower, in the reasonable discretion of Lender, is diligently pursuing a cure of such; provided, further, however, no such written notice, grace period, or extension shall apply if, in Lender’s reasonable judgment, immediate exercise by Lender of a right or remedy under this Loan Agreement or any Loan Document is required to avoid harm to Lender or impairment of the Mortgage Loan (including the Loan Documents), the Mortgaged Property or any other security given for the Mortgage Loan:

(1) any failure by Borrower to perform any of its obligations under this Loan Agreement or any Loan Document (other than those specified in Section 14.01(a) or Section 14.01(b) above) as and when required.

Section 14.02 Remedies.

(a) Acceleration; Foreclosure.

If an Event of Default has occurred and is continuing, the entire unpaid principal balance of the Mortgage Loan, any Accrued Interest, interest accruing at the Default Rate, the Prepayment Premium (if applicable), and all other Indebtedness, at the option of Lender, shall immediately become due and payable, without any prior written notice to Borrower, unless applicable law requires otherwise (and in such case, after any required written notice has been given).  Lender may exercise this option to accelerate regardless of any prior forbearance.  In addition, Lender shall have all rights and remedies afforded to Lender hereunder and under the other Loan Documents and/or Master Lease Documents, including, foreclosure on and/or the power of sale of the Mortgaged Property, as provided in the Security Instrument, termination of the Master Lease and any rights and remedies available to Lender at law or in equity (subject to Borrower’s statutory rights of reinstatement, if any).  Any proceeds of a Foreclosure Event may be held and applied by Lender as additional collateral for the Indebtedness pursuant to this Loan Agreement. Notwithstanding the foregoing, the occurrence of any Bankruptcy Event shall automatically accelerate the Mortgage Loan and all obligations and Indebtedness shall be immediately due and payable without written notice or further action by Lender.

(b) Loss of Right to Disbursements from Collateral Accounts.

If an Event of Default has occurred and is continuing, Borrower shall immediately lose all of its rights to receive disbursements from the Deposit Account, the Reserve/Escrow Accounts and any Collateral Accounts.  During the continuance of any such Event of Default, Lender may use the Reserve/Escrow Account Funds, any Collateral Account Funds (or any portion thereof) or any funds in the Deposit Account for any purpose, including:

(1) repayment of the Indebtedness, including principal prepayments and the Prepayment Premium applicable to such full or partial prepayment, as applicable (however, such application of funds shall not cure or be deemed to cure any Event of Default);

(2) reimbursement of Lender for all losses and expenses (including reasonable legal fees) suffered or incurred by Lender as a result of such Event of Default;

(3) completion of the Replacement, Repair, or Restoration for any other replacement or repair to the Mortgaged Property; and

(4) payment of any amount expended in exercising (and the exercise of) all rights and remedies available to Lender at law or in equity or under this Loan Agreement or under any of the other Loan Documents.

Nothing in this Loan Agreement shall obligate Lender to apply all or any portion of the Reserve/Escrow Account Funds or any other Collateral Account Funds or any funds in the Deposit Account (in each instance, to the extent

Lender controls such account at such time) on account of any Event of Default by Borrower or to repayment of the Indebtedness or in any specific order of priority.

(c) Remedies Cumulative.

Each right and remedy provided in this Loan Agreement is distinct from all other rights or remedies under this Loan Agreement or any other Loan Document or afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order.  Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of additional default by Borrower in order to exercise any of its remedies with respect to an Event of Default.

Section 14.03 Additional Lender Rights; Forbearance.

(a) No Effect Upon Obligations.

Lender may, but shall not be obligated to, agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, Guarantor, Key Principal, or other third party obligor, to take any of the following actions:

(1) the time for payment of the principal of or interest on the Indebtedness may be extended, or the Indebtedness may be renewed in whole or in part;

(2) the rate of interest on or period of amortization of the Mortgage Loan or the amount of the Monthly Debt Service Payments payable under the Loan Documents may be modified;

(3) the time for Borrower’s performance of or compliance with any covenant or agreement contained in any Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived;

(4) any or all payments due under this Loan Agreement or any other Loan Document may be reduced;

(5) any Loan Document may be modified or amended by Lender and Borrower in any respect, including an increase in the principal amount of the Mortgage Loan;

(6) any amounts under this Loan Agreement or any other Loan Document may be released;

(7) any security for the Indebtedness may be modified, exchanged, released, surrendered, or otherwise dealt with, or additional security may be pledged or mortgaged for the Indebtedness;

(8) the payment of the Indebtedness or any security for the Indebtedness, or both, may be subordinated to the right to payment or the security, or both, of any other present or future creditor of Borrower; or

(9) any other terms of the Loan Documents may be modified.

(b) No Waiver of Rights or Remedies.

Any waiver of an Event of Default or forbearance by Lender in exercising any right or remedy under this Loan Agreement or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of any other Event of Default or preclude the exercise or failure to exercise of any other right or remedy.  The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender’s right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment.  Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise or failure to exercise of any other right available to Lender.  Lender’s receipt of any insurance proceeds or amounts in connection with a Condemnation Action shall not operate to cure or waive any Event of Default.

(c) Appointment of Lender as Attorney-In-Fact.

Borrower hereby irrevocably makes, constitutes, and appoints Lender (and any officer of Lender or any Person designated by Lender for that purpose) as Borrower’s true and lawful proxy and attorney-in-fact (and agent-in-fact) in Borrower’s name, place, and stead, with full power of substitution, to:

(1) use any Reserve/Escrow Account Funds for the purpose of making or completing the Replacements, Repairs, or Restoration;

(2) make such additions, changes, and corrections to the Replacements, Repairs, or Restoration as shall be necessary or desirable to complete the Replacements, Repairs, or Restoration;

(3) employ such contractors, subcontractors, agents, architects, and inspectors as shall be required for such purposes;

(4) pay, settle, or compromise all bills and claims for materials and work performed in connection with the Replacements, Repairs, or Restoration, or as may be necessary or desirable for the completion of the Replacements, Repairs, or Restoration, or for clearance of title;

(5) adjust and compromise any claims under any and all policies of insurance required pursuant to this Loan Agreement and any other Loan Document, subject only to Borrower’s rights under this Loan Agreement;

(6) appear in and prosecute any action arising from any insurance policies;

(7) collect and receive the proceeds of insurance, and to deduct from such proceeds Lender’s expenses incurred in the collection of such proceeds;

(8) commence, appear in, and prosecute, in Lender’s or Borrower’s name, any Condemnation Action;

(9) settle or compromise any claim in connection with any Condemnation Action;

(10) execute all applications and certificates in the name of Borrower which may be required by any of the contract documents;

(11) prosecute and defend all actions or proceedings in connection with the Mortgaged Property or the rehabilitation and repair of the Mortgaged Property;

(12) take such actions as are permitted in this Loan Agreement and any other Loan Documents;

(13) execute such financing statements and other documents and to do such other acts as Lender may require to perfect and preserve Lender’s security interest in, and to enforce such interests in, the collateral; and

(14) carry out any remedy provided for in this Loan Agreement and any other Loan Documents, including endorsing Borrower’s name to checks, drafts, instruments and other items of payment and proceeds of the collateral, executing change of address forms with the postmaster of the United States Post Office serving the address of Borrower, changing the address of Borrower to that of Lender, opening all envelopes addressed to Borrower, and applying any payments contained therein to the Indebtedness.

Borrower hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable and shall not be affected by the disability or incompetence of Borrower.  Borrower specifically acknowledges and agrees that this power of attorney granted to Lender may be assigned by Lender to Lender’s successors or assigns as holder of the Note (and the other Loan Documents). The foregoing powers conferred on Lender under this Section 14.03(c) shall not impose any duty upon Lender to exercise any such powers and shall not require Lender to incur any expense or take any action.  Borrower hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of any provision of this Loan Agreement and any other Loan Documents.

Notwithstanding the foregoing provisions, Lender shall not exercise its rights as set forth in this Section 14.03(c) unless: (A) an Event of Default has occurred and is continuing, and (B) Lender determines, in its discretion, that exigent circumstances exist or that such exercise is necessary or prudent in order to protect and preserve the Mortgaged Property, or Lender’s lien priority and security interest in the Mortgaged Property.

(d) Borrower Waivers.

If more than one Person signs this Loan Agreement as Borrower, each Borrower, with respect to any other Borrower, hereby agrees that Lender, in its discretion, may:

(1) bring suit against Borrower, or any one or more of Borrower, jointly and severally, or against any one or more of them;

(2) compromise or settle with any one or more of the persons constituting Borrower, for such consideration as Lender may deem proper;

(3) release one or more of the persons constituting Borrower, from liability; or

(4) otherwise deal with Borrower, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from any Borrower the full amount of the Indebtedness.

Section 14.04 Waiver of Marshaling.

Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Loan Agreement, any other Loan Document or applicable law.  Lender shall have the right to determine the order in which all or any part of the Indebtedness is satisfied from the proceeds realized upon the exercise of such remedies.  Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Loan Agreement waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Loan Agreement or any other Loan Documents.

Lender shall account for any moneys received by Lender in respect of any foreclosure on or disposition of collateral hereunder and under the other Loan Documents provided that Lender shall not have any duty as to any collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers.  NONE OF LENDER OR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, OR REPRESENTATIVES SHALL BE RESPONSIBLE TO BORROWER (a) FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED PURSUANT TO A FINAL, NON-APPEALABLE COURT ORDER BY A COURT OF COMPETENT JURISDICTION, OR (b) FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE 15 - SECONDARY MARKET

Section 15.01 Transfer of Mortgage Loan.

Lender may, at any time, sell, transfer or assign the Mortgage Loan or any portion thereof or interest therein, or grant participations therein (“Participations”) or issue mortgage pass-through certificates or other securities (“Securities”) evidencing a beneficial interest in a rated or unrated public offering or private placement (each of the foregoing, a “Securitization”).

Section 15.02 Dissemination of Information.

Lender may forward to each actual or prospective purchaser, transferee, assignee, or servicer of, and each participant, or investor in, the Mortgage Loan, or any interest therein, or any Securities or any of their respective successors (collectively, the “Investor”) or any Rating Agency evaluating the Mortgage Loan (and any other credit rating agency that has elected to be treated as a nationally recognized statistical rating organization for purposes of Section 15E of the Exchange Act without regard to whether or not such credit rating agency has been engaged by the Lender or other Person in anticipation of a Securitization) or any Securities and any organization maintaining databases on the underwriting and performance of commercial mortgage loans as well as to the Securities and Exchange Commission and any other Person as required by Legal Requirements, all documents and information which Lender now has or may hereafter acquire relating to the Mortgage Loan and to Borrower, Master Tenant, Signatory Trustee, Guarantor, Key Principal, any SPE Component Entity (if any) and the Mortgaged Property, including financial statements, whether furnished by Borrower or otherwise, as Lender determines necessary or desirable. Borrower irrevocably waives any and all rights it may have under applicable Legal Requirements to prohibit such disclosure, including but not limited to any right of privacy.

Section 15.03 Cooperation.

Borrower agrees to cooperate with Lender in connection with any sale or transfer of the Mortgage Loan or any interest therein or any Securities created pursuant to this Article 15, including, without limitation, (a) the delivery of an estoppel certificate required in accordance with Section 5.02(a)(2) and such other documents as may be reasonably requested by Lender, and (b) the execution of such amendments to the Loan Documents as may be requested by the holder of the Note or the Rating Agencies or otherwise to effect a Securitization or to satisfy Rating Agency requirements including, without limitation, bifurcation of the Mortgage Loan into two or more separate notes; provided, however, that Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would (i) change the interest rate, the stated maturity or the amortization of principal set forth herein or in the Note, except in connection with a bifurcation of the Mortgage Loan which may result in varying fixed interest rates and amortization schedules (but in no event shall change the interest only provisions under the Note), but which shall have the same initial weighted average interest rate as the original Note, (ii) modify or amend any other material economic term of the Mortgage Loan, or (iii) increase Borrower’s obligations and liabilities or decrease Borrower’s rights under the Loan Documents other than to a de minimis extent,, provided, that such changes shall not result in a material adverse economic effect to Borrower.  Borrower shall also furnish and Borrower consents to Lender furnishing to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Mortgaged Property, the Master Lease, the Leases, the financial condition of Borrower, Master Tenant, Key Principal or Guarantor as may be requested by Lender, any Investor, any prospective Investor or any Rating Agency in connection with any sale or transfer of the Mortgage Loan or any Participations or Securities. Upon request, Borrower shall furnish to Lender from time to time such financial data and financial statements as Lender determines to be necessary, advisable or appropriate for complying with any applicable Legal Requirements (including those applicable to Lender or any Servicer (including, without limitation and to the extent applicable, Regulation AB or any amendment, modification or replacement thereto or thereof)) within the timeframes necessary, advisable or appropriate in order to comply with such legal requirements.  Borrower shall cause Master Tenant to cooperate with Lender in connection with requests made by Lender pursuant to this Section 15.03.  For sake of clarity, notwithstanding the foregoing, so long as Borrower is marketing, has marketed, or certifies in writing that it intends to market the sale of beneficial interests in Borrower as eligible replacement property for a tax-deferred exchange of property under Section 1031 of the Code, in complying with its obligations under this Section 15.03, Borrower shall not be required to undertake (nor may Lender, on behalf of Borrower, undertake) any action that could, in the reasonable judgment of Borrower’s counsel, adversely affect the ability to characterize beneficial interests in Borrower as qualified replacement property for purposes of a tax deferred exchange.

Section 15.04 Costs.  All reasonable out of pocket third party costs and expenses incurred by Borrower in connection with Borrower’s complying with requests made by Lender under Section 15.03 other than fees and expenses of Borrower’s outside counsel, shall be paid or reimbursed by Lender.

ARTICLE 16 – MISCELLANEOUS

Section 16.01 Governing Law; Consent to Jurisdiction and Venue.

(a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS AND THE OBLIGATIONS ARISING HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHER THAN SECTIONS 5 1401 AND 5 1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENTS, AS EXPRESSLY SET FORTH THEREIN) SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER.  TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE NOTE AND/OR THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL

OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

Seyfarth

620 Eighth Avenue

32nd Floor

New York, New York 10018-1405

Attn:  Andrew Pearlstein, Esq.

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.  BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.

Section 16.02 Notice.

(a) Process of Serving Notice.

Except as otherwise set forth herein or in any other Loan Document, all notices under this Loan Agreement and any other Loan Document shall be:

(1) in writing and shall be:

(A) delivered, in person;

(B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested;

(C) sent by overnight courier; or

(D) sent by electronic mail with originals to follow by overnight courier;

(2) addressed to the intended recipient at Borrower’s Notice Address and Lender’s Notice Address, as applicable; and

(3) deemed given on the earlier to occur of:

(A) the date when the notice is received by the addressee; or

(B) if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

(b) Change of Address.

Any party to this Loan Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other parties identified on the Information Schedule in accordance with this Section 16.02.

(c) Default Method of Notice.

Any required notice under this Loan Agreement or any other Loan Document which does not specify how notices are to be given shall be given in accordance with this Section 16.02.

(d) Receipt of Notices.

Neither Borrower nor Lender shall refuse or reject delivery of any notice given in accordance with this Loan Agreement.  Each party is required to acknowledge, in writing, the receipt of any notice upon request by the other party.

Section 16.03 Successors and Assigns Bound; Sale of Mortgage Loan.

(a) Binding Agreement.

This Loan Agreement shall bind, and the rights granted by this Loan Agreement shall inure to, the successors and assigns of Lender and the permitted successors and assigns of Borrower. However, a Transfer not permitted by this Loan Agreement shall be an Event of Default and shall be void ab initio.

(b) Sale of Mortgage Loan; Change of Servicer.

Nothing in this Loan Agreement shall limit Lender’s (including its successors and assigns) right to sell or transfer the Mortgage Loan or any interest in the Mortgage Loan.  The Mortgage Loan or a partial interest in the Mortgage Loan (together with this Loan Agreement and the other Loan Documents) may be sold one or more times without prior written notice to Borrower.  A sale may result in a change of the Loan Servicer.

Section 16.04 Counterparts.

This Loan Agreement may be executed in any number of counterparts with the same effect as if the parties hereto had signed the same document and all such counterparts shall be construed together and shall constitute one instrument.

Section 16.05 Joint and Several Liability.

If more than one Person signs this Loan Agreement as Borrower, the obligations of such Persons shall be joint and several.

Section 16.06 Relationship of Parties; No Third Party Beneficiary.

(a) Solely Creditor and Debtor.

The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Loan Agreement shall create any other relationship between Lender and Borrower.  Nothing contained in this Loan Agreement shall constitute Lender as a joint venturer, partner, or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

(b) No Third Party Beneficiaries.

No creditor of any party to this Loan Agreement and no other Person shall be a third party beneficiary of this Loan Agreement or any other Loan Document or any account created or contemplated under this Loan Agreement or any other Loan Document.  Nothing contained in this Loan Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party and no third party shall have a right to enforce against Lender any right that Borrower may have under this Loan Agreement.  Without limiting the foregoing:

(1) any Servicing Arrangement between Lender and any Loan Servicer shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness;

(2) Borrower shall not be a third party beneficiary of any Servicing Arrangement; and

(3) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

(c) Direction from Master Tenant.

Borrower authorizes Lender to act upon any direction it receives from Master Tenant incident to the Loan Documents with respect to matters for which Master Tenant has responsibility pursuant to the Master Lease Documents (including, without limitation, with respect to requests for, and the application of, disbursements from any Reserve/Escrow Account Funds), and, as between Lender and Borrower, agrees to be bound by any such direction.

Section 16.07 Severability; Entire Agreement; Amendments.

The invalidity or unenforceability of any provision of this Loan Agreement or any other Loan Document shall not affect the validity or enforceability of any other provision of this Loan Agreement or of any other Loan Document, all of which shall remain in full force and effect, including the Guaranty.  All of the Loan Documents contain the complete and entire agreement among the parties as to the matters covered, rights granted, and the obligations assumed in this Loan Agreement and the other Loan Documents.  This Loan Agreement may not be amended or modified except by written agreement signed by the parties hereto.

Section 16.08 Construction.

(a) The captions and headings of the sections of this Loan Agreement and the Loan Documents are for convenience only and shall be disregarded in construing this Loan Agreement and the Loan Documents.

(b) Any reference in this Loan Agreement to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit or Schedule attached to this Loan Agreement or to a Section or Article of this Loan Agreement.

(c) Any reference in this Loan Agreement to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(d) Use of the singular in this Loan Agreement includes the plural and use of the plural includes the singular.

(e) As used in this Loan Agreement, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only and not a limitation.

(f) Whenever Borrower’s knowledge is implicated in this Loan Agreement or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Loan Agreement, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(g) Unless otherwise provided in this Loan Agreement, if Lender’s approval, designation, determination, selection, estimate, action, or decision is required, permitted, or contemplated hereunder, such approval, designation, determination, selection, estimate, action, or decision shall be made in Lender’s sole and absolute discretion.

(h) All references in this Loan Agreement to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(i) “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

(j) If the Mortgage Loan proceeds are disbursed on a date that is later than the Effective Date, as described in Section 2.02(a)(1), the representations and warranties in the Loan Documents with respect to the ownership and operation of the Mortgaged Property shall be deemed to be made as of the disbursement date.

Section 16.09 Mortgage Loan Servicing.

All actions regarding the servicing of the Mortgage Loan, including the collection of payments, the giving and receipt of notice, inspections of the Mortgaged Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives written notice to the contrary.  If Borrower receives conflicting notices regarding the identity of the Loan Servicer or any other subject, any such written notice from Lender shall govern.  The Loan Servicer may change from time to time (whether related or unrelated to a sale of the Mortgage Loan).  If there is a change of the Loan Servicer, Borrower will be given written notice of the change.

Section 16.10 Disclosure of Information.

Lender may furnish information regarding Borrower, Key Principal, or Guarantor, or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase, or securitization of the Mortgage Loan, including trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans.  Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including any right of privacy.  Notwithstanding the foregoing, any news releases, publicity or advertising by Lender through any media intended to reach the general public which refers solely to the Borrower or the Loan made by the Lender to the Borrower shall be subject to the prior written approval of Borrower.

Section 16.11 Waiver; Conflict.

No specific waiver of any of the terms of this Loan Agreement shall be considered as a general waiver.  If any provision of this Loan Agreement is in conflict with any provision of any other Loan Document, the provision contained in this Loan Agreement shall control.

Section 16.12 No Reliance.

Borrower acknowledges, represents, and warrants that:

(1) it understands the nature and structure of the transactions contemplated by this Loan Agreement and the other Loan Documents;

(2) it is familiar with the provisions of all of the documents and instruments relating to such transactions;

(3) it understands the risks inherent in such transactions, including the risk of loss of all or any part of the Mortgaged Property;

(4) it has had the opportunity to consult counsel; and

(5) it has not relied on Lender for any guidance or expertise in analyzing the financial or other consequences of the transactions contemplated by this Loan Agreement or any other Loan Document or otherwise relied on Lender in any manner in connection with interpreting, entering into, or otherwise in connection with this Loan Agreement, any other Loan Document, or any of the matters contemplated hereby or thereby.

Section 16.13 Subrogation.

If, and to the extent that, the proceeds of the Mortgage Loan are used to pay, satisfy, or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust, or other lien encumbering the Mortgaged Property, such Mortgage Loan proceeds shall be deemed to have been advanced by Lender at Borrower’s request, and Lender shall be subrogated automatically, and without further action on its part, to the rights, including lien priority, of the owner or holder of the obligation secured by such prior lien, whether or not such prior lien is released.

Section 16.14 Counting of Days.

Except where otherwise specifically provided, any reference in this Loan Agreement to a period of “days” means calendar days, not Business Days.  If the date on which Borrower is required to perform an obligation under this Loan Agreement is not a Business Day, Borrower shall be required to perform such obligation by the Business Day immediately preceding such date; provided, however, in respect of any Payment Date, or if the Maturity Date is other than a Business Day, Borrower shall be obligated to make such payment by the Business Day immediately preceding such date.

Section 16.15 Revival and Reinstatement of Indebtedness.

If the payment of all or any part of the Indebtedness by Borrower, Guarantor, or any other Person, or the transfer to Lender of any collateral or other property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Insolvency Laws relating to a Voidable Transfer, and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the advice of its counsel, then the amount of such Voidable Transfer or the amount of such Voidable Transfer that Lender is required or elects to repay or restore, including all reasonable costs, expenses, and attorneys’ fees incurred by Lender in connection therewith, and the Indebtedness shall be automatically revived, reinstated, and restored by such amount and shall exist as though such Voidable Transfer had never been made.

Section 16.16 Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Loan Agreement and the other Loan Documents, time is of the essence.

Section 16.17 Final Agreement.

THIS LOAN AGREEMENT ALONG WITH ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Loan Agreement and the other Loan Documents. This Loan Agreement, the other Loan Documents, and any of their provisions may not be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement.

Section 16.18 WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER, THAT IS TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

Section 16.19 Expenses.

Borrower covenants and agrees to pay or, if Borrower fails to pay, to reimburse, Lender (including, following a Securitization, any securitization trust, servicer, trust advisor, trustee or certificate administrator) upon receipt of written notice from Lender for all reasonable costs and expenses (including reasonable, actual attorneys’ fees and disbursements for outside counsel) reasonably incurred by Lender in accordance with this Loan Agreement (all of which shall be deemed part of the Indebtedness) in connection with (a) the preparation, negotiation, execution and delivery of this Loan Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby and all the costs of furnishing all opinions by counsel for Borrower (including without limitation any opinions requested by Lender as to any legal matters arising under this Loan Agreement or the other Loan Documents with respect to the Mortgaged Property); (b) [intentionally omitted]; (c) following a request by Borrower, Lender’s ongoing performance and compliance with all agreements and conditions contained in this Loan Agreement and the other Loan Documents on its part to be performed or complied with after the Effective Date; (d) any prepayment, release of the Mortgaged Property, assumption or modification of the Mortgage Loan; (e) the negotiation, preparation, execution, delivery and administration of any consents, amendments, waivers or other modifications to this Loan Agreement and the other Loan Documents and any other documents or matters requested by Borrower or Lender; (f) securing Borrower’s compliance with any requests made pursuant to the provisions of this Loan Agreement; (g) without duplication of costs and expenses incurred pursuant to clause (a) above, the filing and recording fees and expenses, title insurance and reasonable fees and expenses of counsel for providing to Lender all required legal opinions, and other similar expenses incurred in creating and perfecting the Lien in favor of Lender pursuant to this Loan Agreement and the other Loan Documents; (h) enforcing or preserving any rights, in response to third party claims or the prosecuting or defending of any action or proceeding or other litigation, in each case against, under or affecting Borrower, this Loan Agreement, the other Loan Documents, the Mortgaged Property, or any other security given for the Mortgage Loan; (i) any breach of the Loan Documents by Borrower, Key Principal, Guarantor or any Borrower Affiliate; (j) the preservation or protection of the collateral (including, without limitation, taxes and insurance, property inspections and appraisals, legal fees and litigation expenses) following or resulting from an Event of Default under the Loan Documents; and (k) enforcing any obligations of or collecting any payments due from Borrower under this Loan Agreement, the other Loan Documents or with respect to the Mortgaged Property or in connection with any refinancing or restructuring of the credit arrangements provided under this Loan Agreement in the nature of a “work-out” or of any insolvency or bankruptcy proceedings; provided, however, that Borrower shall not be liable for the payment of any such costs and expenses to the extent the same arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of Lender.

In the event that Borrower takes any action or requests any consent or approval of Lender (including, following a Securitization, any securitization trust, servicer, trust advisor, trustee or certificate administrator) under the provisions of this Loan Agreement or any other Loan Document and the taking of such action by Borrower or the giving of such consent or approval by Lender is or may be conditioned upon the receipt of a Rating Agency Confirmation, or, in accordance with the terms of the transaction documents relating to a Securitization, a Rating Agency Confirmation is required in order for such action to be taken by Borrower or the consent of Lender to be given, or, following or resulting from a default by Borrower or the Mortgage Loan becoming a specially serviced loan, a Rating Agency Confirmation is otherwise required in connection with the servicing of the Mortgage Loan or the administration of a securitization trust, Borrower shall provide any indemnities required and pay all of the costs and expenses of Lender, Lender’s servicer and each Rating Agency in connection therewith (including reasonable attorneys’ fees and expenses), and, if applicable, shall pay any fees imposed by any Rating Agency as a condition to the delivery of such confirmation.

Section 16.20 Cost of Enforcement.

In the event (a) that the Security Instrument is foreclosed in whole or in part, (b) of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of Borrower or any of its constituent Persons or an assignment by Borrower or any of its constituent Persons for the benefit of its creditors, or (c) Lender exercises any of its other remedies under this Loan Agreement or any of the other Loan Documents, Borrower shall be chargeable with and agrees to pay all costs of collection and defense, including reasonable attorneys’ fees and costs, incurred by Lender or Borrower in connection therewith and in connection with any appellate proceeding or post-judgment action involved therein, together with all required service or use taxes, all of which shall be deemed part of the Indebtedness. In addition, Borrower shall be responsible for any fees and expenses of Lender or any Loan Servicer, trustee and any third-party fees and expenses, including, without limitation, (1) special servicing fees, work-out fees, liquidation fees, and reasonable attorneys’ fees and disbursements in connection with a modification, restructuring or work out of the Mortgage Loan, or (2) any special servicing fees or (3) fees and expenses related to enforcement of the Loan Documents.

Section 16.21 General Indemnification.

(a) Borrower shall indemnify, defend and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (ii) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (iv) any failure of the Mortgaged Property to be in compliance with any Legal Requirements; (v) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (vi) the holding or investing of the Imposition Deposits or the Reserve/Escrow Accounts or the performance of the Repairs, Replacements or Restoration, (vii) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Mortgage Loan; or (viii) Master Tenant’s failure to comply with the Operating Covenants and/or the Master Lease Documents (collectively, the “Indemnified Liabilities”); provided, however, that Borrower shall not have any obligation to Lender hereunder to the extent that such Indemnified Liabilities arise from the gross negligence, illegal acts, fraud or willful misconduct of Lender.  To the extent that the undertaking to indemnify, defend and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, Borrower shall pay the maximum portion that it is permitted to pay and satisfy under applicable Legal Requirements to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnified Parties.

(b) Borrower shall pay and, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to, any tax on or with respect to the making and/or recording of the Security Instrument, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

(c) Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys’ fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender’s sole discretion) that the Indemnified Parties may incur, directly or indirectly, as a result of a default under Section 4.01(m) or Section 4.02(f) of this Loan Agreement.

(d) The obligations and liabilities of Borrower under this Section 16.21shall fully survive indefinitely notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Security Instrument.

Section 16.22 Post-Closing Obligations.  Borrower shall provide to Lender within ten (10) Business Days after the Effective Date (i) a rent schedule for the Master Lease, showing Base Rent, Additional Rent and Bonus Rent, and (ii) an executed Independent Trustee Certificate in form and substance approved by Lender, which approval shall not unreasonably be withheld or delayed.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, Borrower and Lender have signed and delivered this Loan Agreement under seal (where applicable) or have caused this Loan Agreement to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where applicable law so provides, Borrower and Lender intend that this Loan Agreement shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:
CF SUMMERFIELD MULTIFAMILY DST,
a Delaware statutory trust
By:	CF Summerfield Manager, LLC,
a Delaware limited liability company,
its Administrative Trustee
By: /s/ Christopher Milner (SEAL)

Name: Christopher Milner
Title: President

LENDER:
ARBOR PRIVATE LABEL, LLC,
a Delaware limited liability company
By:	(SEAL)
Name:
Title:

Signature Page to Loan Agreement

IN WITNESS WHEREOF, Borrower and Lender have signed and delivered this Loan Agreement under seal (where applicable) or have caused this Loan Agreement to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where applicable law so provides, Borrower and Lender intend that this Loan Agreement shall be deemed to be signed and delivered as a sealed instrument.

BORROWER:
CF SUMMERFIELD MULTIFAMILY DST,
a Delaware statutory trust
By:	CF Summerfield Manager, LLC,
a Delaware limited liability company,
its Administrative Trustee
By:	(SEAL)
Name: Christopher Milner
Title: President

LENDER:
ARBOR PRIVATE LABEL, LLC,
a Delaware limited liability company

By:	/s/ Tiffany Garris	(SEAL)
Name:	Tiffany Garris
Title:	Authorized Signatory

Signature Page to Loan Agreement

SIGNATORY TRUSTEE JOINDER AGREEMENT

The undersigned (“Signatory Trustee Joinder Party”) hereby acknowledges and agrees that it has read and reviewed the foregoing Loan Agreement to which this Signatory Trustee Joinder Agreement has been attached.  Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

1. Signatory Trustee Joinder Party hereby covenants, represents, warrants, acknowledges and agrees as follows:

(a) Signatory Trustee Joinder Party has read and reviewed the Loan Agreement and is familiar with the terms and provisions thereof.

(b) Signatory Trustee Joinder Party covenants and agrees to observe and perform all of the covenants and agreements of Signatory Trustee Joinder Party contained in this Loan Agreement.

(c) The obligations of Signatory Trustee Joinder Party under this Signatory Trustee Joinder Agreement are enforceable against Signatory Trustee Joinder Party and are not subject to any defenses, offsets or counterclaims.

(d) The provisions of this Signatory Trustee Joinder Agreement are for the benefit of Lender.

(e) THIS SIGNATORY TRUSTEE JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(f) Nothing herein is intended to, nor shall it be construed to, make Signatory Trustee Joinder Party a guarantor of repayment or performance of any obligation of Borrower under the Loan Agreement including without limitation, under the Guaranty, the Environmental Indemnity and the Debt Service Reserve Replenishment Guaranty.

(g) Article 3 of the Loan Agreement is incorporated herein by this reference and deemed made to apply with equal force and effect hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has caused this Signatory Trustee Joinder Agreement to be duly executed and delivered as of the date first above written.

ADMINISTRATIVE TRUSTEE JOINDER
PARTY:
CF SUMMERFIELD MANAGER, LLC, a Delaware limited liability company

By: /s/ Christopher Milner

Name: Christopher Milner
Title: President

Signature Page to Joinder Agreement to Loan Agreement

SCHEDULES & EXHIBITS
Schedules
Schedule	1	Definitions Schedule
Schedule	2	Information Schedule
Schedule	3	Required Replacement Schedule
Schedule	4	Required Repair Schedule
Schedule	5	Exceptions to Representations and Warranties Schedule
Schedule	6	Ownership Interests Schedule
Exhibits
Exhibit A		Rent Roll

SCHEDULE 1 TO

LOAN AND SECURITY AGREEMENT

Definitions Schedule

Capitalized terms used in the Loan Agreement have the meanings given to such terms in this Definitions Schedule.

“Accredited Investor” shall mean any investor that meets the definition of “accredited investor” in Rule 501 of Regulation D  of Title 17 of the Code of Federal Regulations, part 230, Sections 501 through 508 (17 C.F.R. §230.501 et seq).

“Accrued Interest” means unpaid interest, if any, on the Mortgage Loan that has not been added to the unpaid principal balance of the Mortgage Loan pursuant to Section 2.02(b) (Capitalization of Accrued But Unpaid Interest) of the Loan Agreement.

“ACM” means Arbor Commercial Mortgage LLC, a Delaware limited liability company.

“Act” means Chapter 18 of Title 6 of the Delaware Code, as amended from time to time, and any successor statute or statutes.

“Actual Borrower Payment” has the meaning specified in Section 13.02 of the Loan Agreement.

“Actual DSCR” means, as of any date of determination, the ratio, as determined by Lender, of (i) Net Cash Flow to (ii) the aggregate amount of Debt Service Amounts which would be due for the applicable period assuming a payment constant based on the Interest Rate and an amortization period of thirty (30) years.

“Additional Lender Repairs” means repairs of the type listed on the Required Repair Schedule but not otherwise identified thereon that Lender determines in its reasonable discretion based on a current property condition report are necessary to properly maintain and operate the Property in compliance with Legal Requirements.

“Additional Lender Replacements” means replacements of the type listed on the Required Replacement Schedule but not otherwise identified thereon that Lender determines in its reasonable discretion based on a current property condition report are necessary to properly maintain and operate the Property in compliance with Legal Requirements.

“Affiliate” means, as to any Person, any other Person that is in Control of, is Controlled by or is under common Control with such Person.

“Annual Budget” means the operating and capital budget for the applicable fiscal year prepared by or on behalf of Borrower or Master Tenant detailing on a monthly basis, consistent with the manner in which Borrower’s and Master Tenant’s operating statements are presented, projected cash flow for such fiscal year and all planned capital expenditures for the Mortgaged Property for such fiscal year, delivered to Lender in accordance with Section 8.02(b)(5) of the Loan Agreement.

“Approved Accounting Method” shall mean GAAP, the cash basis of accounting method, the accrual basis of accounting method or the income tax basis of accounting method utilized by Borrower and Guarantor in the preparation of financial data, or another accounting method commonly used for assets similarly to the Mortgaged Property which is reasonably acceptable to Lender, so long as the same is and remains in general use by significant segments of the United States accounting profession and is consistently applied throughout the full stated term of the Loan (both as to the application of the rules governing such accounting method and the choice of which accounting method to apply).

“Bankruptcy Event” means any one or more of the following:

(a) the commencement, filing or continuation of a voluntary case or proceeding under one or more of the Insolvency Laws by Borrower, Master Tenant or SPE Component Entity;

(b) the acknowledgment in writing by Borrower or Master Tenant (other than to Lender in connection with a workout) that it is unable to pay its debts generally as they mature;

(c) the making of a general assignment for the benefit of creditors by Borrower, Master Tenant or SPE Component Entity;

(d) the commencement, filing or continuation of an involuntary case or proceeding under one or more Insolvency Laws against Borrower, Master Tenant or SPE Component Entity; or

(e) the appointment of a receiver (other than a receiver appointed at the direction or request of Lender under the terms of the Loan Documents), liquidator, custodian, sequestrator, trustee or other similar officer who exercises control over Borrower, Master Tenant or SPE Component Entity or any substantial part of the assets of Borrower, Master Tenant or SPE Component Entity.

“Beneficial Interest” means a “Beneficial Interest” as such term is defined in the Trust Agreement.

“Beneficial Interest Owner Transferee” shall have the meaning set forth in Section 11.02(B)(7) hereof.

“Beneficial Owner” means a Person in whose name a Beneficial Interest is registered in the Ownership Records or to whom a beneficial ownership certificate is issued pursuant to the terms of the Trust Agreement; any such Person shall be deemed to be a “beneficial owner” within the meaning of the Delaware Statutory Trust Act and successors and assigns of such Person.

“Borrower” means, individually (and jointly and severally if more than one), the entity (or entities) identified as “Borrower” in the first paragraph of the Loan Agreement.

“Borrower Affiliate” means, as to Borrower, Guarantor or Key Principal:

(a) [reserved];

(b) any Person that indirectly owns, with the power to vote, twenty percent (20%) or more of the ownership interests in Borrower, Guarantor or Key Principal;

(c) any Person Controlled by, under common Control with, or which Controls, Borrower, Guarantor or Key Principal;

(d) any entity in which Borrower, Guarantor or Key Principal directly or indirectly owns, with the power to vote, twenty percent (20%) or more of the ownership interests in such entity; or

(e) any other individual that is related (to the third degree of consanguinity) by blood or marriage to Borrower, Guarantor or Key Principal.

“Borrower Requested Repairs” means repairs not listed on the Required Repair Schedule requested by Borrower (or Master Tenant, if applicable) to be reimbursed from the Repairs Escrow Account and reasonably approved by Lender.

“Borrower Requested Replacements” means replacements not listed on the Required Replacement Schedule requested by Borrower (or Master Tenant, if applicable) to be reimbursed from the Replacement Reserve Account and reasonably approved by Lender.

“Borrower’s General Business Address” has the meaning set forth in the Information Schedule.

“Borrower’s Notice Address” has the meaning set forth in the Information Schedule.

“Business Day” means any day other than (a) a Saturday, (b) a Sunday, (c) a day on which Lender is not open for business, or (d) a day on which the Federal Reserve Bank of New York is not open for business.

“Cash Collateral Reserve Account” has the meaning set forth in Section 4.02(l)(1)of the Loan Agreement.

“Cash Collateral Reserve Funds” has the meaning set forth in Section 4.02(l)(1) of the Loan Agreement.

“Cash Management Period” means the period commencing on the occurrence of an Event of Default, and ending on the last day of the calendar month during which Lender notifies Borrower of its determination that no Event of Default is continuing.

“Casualty/Condemnation Prepayment” has the meaning set forth in Section 9.03(f) of the Loan Agreement.

“CFI Corporate Transaction” shall have the meaning set forth in Section 11.05 of the Loan Agreement.

“CFI Corporate Transaction Counterparty” shall have the meaning set forth in Section 11.05 of the Loan Agreement.

“Collateral Account Funds” means, collectively, the funds on deposit in any or all of the Collateral Accounts, including the Reserve/Escrow Account Funds.

“Collateral Accounts” means any account designated as such by Lender pursuant to a Collateral Agreement or as established pursuant to this Loan Agreement, including the Reserve/Escrow Account.

“Collateral Agreement” means any separate agreement between Borrower and Lender and any other party for the establishment of any other fund, reserve or account affecting the Mortgage Loan.

“Company” has the meaning set forth in Section 4.02(d)(3) of the Loan Agreement.

“Completion Period” means within sixty (60) days after the Effective Date with respect to life safety system repairs and six (6) months after the Effective Date with respect to all other repairs or as otherwise shown on the Required Repair Schedule.

“Condemnation Action” has the meaning set forth in the Security Instrument.

“Control” (including with correlative meanings, such as “Controlling,” “Controlled by” and “under common Control with”) means, as applied to any entity, the possession, directly or indirectly, of the power to direct or cause the direction of the management and operations of such entity, whether through the ownership of voting securities or other ownership interests, by contract or otherwise.

“Conversion Event” shall have the meaning set forth in Section 11.02(b)(8) of the Loan Agreement.

“Corporate Transaction” shall have the meaning set forth in Section 11.04 of the Loan Agreement.

“Corporate Transaction Counterparty” shall have the meaning set forth in Section 11.04 of the Loan Agreement.

“DBRS” means DBRS, Inc., and its successors in interest.

“Debt Service Amounts” means the Monthly Debt Service Payments and all other amounts payable under the Loan Agreement, the Note, the Security Instrument or any other Loan Document.

“Debt Service Reserve” has the meaning specified in Section 13.02 of the Loan Agreement.

“Debt Service Reserve Replenishment Payment” has the meaning specified in Section 13.02 of the Loan Agreement.

“Debt Service Reserve Replenishment Payment Guaranty” means, if applicable, that certain Debt Service Reserve Replenishment Payment Guaranty of even date herewith executed by Guarantor to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Default Rate” means an interest rate equal to the lesser of:

(a) the sum of the Interest Rate plus four (4) percentage points; or

(b)the maximum interest rate which may be collected from Borrower under applicable law.

“Defeasance Collateral” has the meaning set forth in Section 2.03(h)(1)(D)(ii) of the Loan Agreement.

“Defeasance Lockout Release Date” means the earlier to occur of (i) the third anniversary of the Effective Date and (ii) the date that is two (2) years from the “startup day” (within the meaning of Section 860G(a)(9) of the IRS Code) of the REMIC Trust established in connection with the last Securitization involving any portion of or interest in the Mortgage Loan.

“Defeasance Security Agreement” has the meaning set forth in Section 2.03(h)(1)(D)(i) of the Loan Agreement.

“Definitions Schedule” means this Schedule 1 (Definitions Schedule) to the Loan Agreement.

“Delaware Statutory Trust” is a trust formed under the Delaware Statutory Trust Act.

“Delaware Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq., or any successor statute thereto, in each case as amended from time to time.

“Delaware Statutory Trust Requirements” shall mean a Delaware Statutory Trust:  (a) that meets the requirements of a Special Purpose Entity; (b) that is subject to a trust agreement that may not be terminated so long as the Debt remains outstanding except upon the same terms as contained in Section 9 of the Trust Agreement; (c) whose Beneficial Owners (and their respective creditors) have no direct interest in the Mortgaged Property, except as determined for purposes of Section 1031 of the Code; and (d) that is qualified to do business in the state in which the Mortgaged Property is located.

“Delaware Trustee” shall mean Delaware Trust Company, a Delaware corporation.

“Deposit Account” has the meaning set forth in Section 4.02(j)(1) of the Loan Agreement.

“Deposit Account Control Agreement” has the meaning set forth in Section 4.02(j)(1) of the Loan Agreement.

“Deposit Bank” has the meaning set forth in Section 4.02(j)(1) of the Loan Agreement.

“Distributee Entity” shall have the meaning set forth in Section 11.02(b)(8)(D) of the Loan Agreement.

“Division” means the filing of a certificate of division, adoption of a plan of division, amending of any organizational documents, or any other actions taken, permitted, or consented to in order to divide a Person into two or more Persons pursuant to a plan of division such as contemplated under the Delaware Limited Liability Company Act or any other similar requirement of law in any jurisdiction.  The term “Divide” shall have a correlative meaning.

“Drop-Down Distribution” shall have the meaning set forth in Section 11.02(b)(8) of the Loan Agreement.

“Economic Sanctions” means any economic or financial sanction administered or enforced by the United States Government (including, without limitation, those administered by OFAC at http://www.treasury.gov/about/organizational-structure/offices/Pages/Office-of-Foreign-Assets-Control.aspx), the U.S. Department of Commerce, or the U.S. Department of State.

“Effective Date” means March 26, 2021.

“Eligible Account” means a separate and identifiable account from all other funds held by the holding institution that is either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company which complies with the definition of Eligible Institution or (ii) a segregated trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a federally chartered depository institution or trust company acting in its fiduciary capacity is subject to the regulations regarding fiduciary funds on deposit therein under 12 C.F.R. §9.10(b), and in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. §9.10(b), having in either case a combined capital surplus of at least $50,000,000 and subject to supervision or examination by federal and state authority.  An Eligible Account shall not be evidenced by a certificate of deposit, passbook or other instrument.

“Eligible Institution” means (i) prior to a Securitization of the Mortgage Loan, Arbor Multifamily Lending, LLC, a Delaware limited liability company, or any of its Affiliates, (ii) a depository institution or trust company insured by the Federal Deposit Insurance Corporation (a) the short-term unsecured debt obligations, commercial paper or other short-term deposits of which are rated at least “A-1” by S&P, “P-1” by Moody’s, “F-1” by Fitch (to the extent rated by Fitch) and “R-1 (middle)” by DBRS (to the extent rated by DBRS), in the case of accounts in which funds are held for thirty (30) days or less, and (b) the long-term unsecured debt obligations or deposits of which are rated at least “A” by S&P, “A2” by Moody’s, “A” by Fitch (to the extent rated by Fitch) and “A” by DBRS (to the extent rated by DBRS), in the case of accounts in which funds are held for more than thirty (30) days; provided that after a Securitization only the foregoing ratings requirements of each Rating Agency rating such Securitization shall apply, or (iii) a depository institution or trust company for which a Rating Agency Confirmation has been obtained.

“Employee Benefit Plan” means a plan described in Section 3(3) of ERISA, regardless of whether the plan is subject to ERISA.

“Enforcement Costs” has the meaning set forth in the Security Instrument.

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the Effective Date made by Borrower and Guarantor to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Inspections” has the meaning set forth in the Environmental Indemnity Agreement.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, with respect to Borrower, any entity that, together with Borrower, would be treated as a single employer under Section 414(b) or (c) of the Internal Revenue Code, or Section 4001(a)(14) of ERISA, or the regulations thereunder.

“ERISA Plan” means any employee pension benefit plan within the meaning of Section 3(2) of ERISA (or related trust) that is subject to the requirements of Title IV of ERISA, Sections 430 or 431 of the Internal Revenue Code, or Sections 302, 303, or 304 of ERISA, which is maintained or contributed to by Borrower or its ERISA Affiliates.

“Event of Default” means the occurrence of any event listed in Section 14.01 (Events of Default) of the Loan Agreement.

“Exceptions to Representations and Warranties Schedule” means that certain Schedule 5 (Exceptions to Representations and Warranties Schedule) to the Loan Agreement.

“Exchange Act” means the Securities and Exchange Act of 1934, as amended.

“Exchange Changes” has the meaning set forth in Section 4.02(a) of the Loan Agreement.

“Extraordinary Expense” means an operating expense or capital expenditure with respect to the Mortgaged Property that (i) is not set forth on the Annual Budget, (ii) is not an operating expense that has been approved by Lender, and (iii) is not subject to payment by withdrawals from the Replacement Reserve Account, the Repairs Escrow Account, and the Restoration Reserve Account.

“First Payment Date” means the first day of May, 2021.
“Fixtures” has the meaning set forth in the Security Instrument.
“Fitch” means Fitch Ratings, Inc. and its successors in interest.

“Force Majeure” means closure of governmental offices necessary to complete due diligence or closing, whether due to quarantine, war, terrorism or other armed conflict, or other state or national declared disaster, pandemic (including Covid-19), acts of God, acts of war, civil disturbance, governmental action (including the revocation or refusal to grant licenses or permits, where such revocation or refusal is not due to the fault of Borrower), strikes, lockouts, fire, unavoidable casualties or any other causes beyond the reasonable control of Borrower (other than lack of financing), and of which Borrower shall have notified Lender in writing within ten (10) days after its occurrence.

“Foreclosure Event” means:

(a) foreclosure under the Security Instrument;

(b) any other exercise by Lender of rights and remedies (whether under the Security Instrument or under applicable law, including Insolvency Laws) as holder of the Mortgage Loan and/or the Security Instrument, as a result of which Lender (or its designee or nominee) or a third party purchaser becomes owner of the Mortgaged Property; or

(c) delivery by Borrower to Lender (or its designee or nominee) of a deed or other conveyance of Borrower’s interest in the Mortgaged Property in lieu of any of the foregoing.

“GAAP” shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

“Goods” has the meaning set forth in the Security Instrument.

“Governmental Authority” means any court, board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over Borrower or the Mortgaged Property or the use, operation or improvement of the Mortgaged Property.

“Gross Income from Operations” shall mean all income, computed in accordance with GAAP or other Approved Accounting Method derived from the ownership and operation of the Property from whatever source, including, but not limited to, the Rents (including Rents from tenants in place on the Closing Date and Rents from month-to-month tenants or other tenants pursuant to leases with terms of 60 days or less), community fees, utility charges, escalations, service fees or charges, license fees, parking fees, rent concessions or credits, and other required pass-throughs, but excluding (i) sales, use and occupancy or other taxes on receipts required to be accounted for by Borrower to any Governmental Authority, (ii) refunds and uncollectible accounts, (iii) sales of furniture, fixtures and equipment, (iv) Proceeds (other than business interruption or other loss of income insurance), (v) Awards, (vi) interest on credit accounts, security deposits, utility and other similar deposits, (vii) interest on the Reserve Accounts, (viii) any disbursements to Borrower from the Reserve Accounts, and (ix) rental income attributable to any tenant (1) in bankruptcy that has not affirmed its Lease in the applicable bankruptcy proceeding pursuant to a final, non-appealable order of a court of competent jurisdiction, (2) not paying rent under its Lease or otherwise in default under its Lease beyond any applicable notice and cure periods and/or (3) [intentionally omitted]. Gross income shall not be diminished as a result of the Mortgage or the creation of any intervening estate or interest in the Property or any part thereof. For the avoidance of doubt, Gross Income from Operations shall not include proceeds from the sale of beneficial interests in Borrower.

“Guarantor” means, individually and collectively, any guarantor of the Indebtedness or any other obligation of Borrower under any Loan Document.

“Guarantor Bankruptcy Event” means any one or more of the following:

(a) the commencement, filing or continuation of a voluntary case or proceeding under one or more of the Insolvency Laws by Guarantor;

(b) the acknowledgment in writing by Guarantor (other than to Lender in connection with a workout) that it is unable to pay its debts generally as they mature;

(c) the making of a general assignment for the benefit of creditors by Guarantor;

(d) the commencement, filing or continuation of an involuntary case or proceeding under one or more Insolvency Laws against Guarantor; or

(e) the appointment of a receiver, liquidator, custodian, sequestrator, trustee or other similar officer who exercises control over Guarantor or any substantial part of the assets of Guarantor, as applicable.

“Guarantor’s General Business Address” has the meaning set forth in the Information Schedule.

“Guarantor’s Notice Address” has the meaning set forth in the Information Schedule.

“Guaranty” means, individually and collectively, the Non-Recourse Guaranty and Debt Service Reserve Replenishment Payment Guaranty or other guaranty executed by Guarantor in connection with the Mortgage Loan.

“Immediate Family Members” means a child, stepchild, grandchild, spouse, sibling, or parent, each of whom is not a Sanctioned Person.

“Imposition Account” has the meaning set forth in Section 12.03(b) of the Loan Agreement.

“Imposition Deposits” has the meaning set forth in the Security Instrument.

“Impositions” has the meaning set forth in the Security Instrument. “Improvements” has the meaning set forth in the Security Instrument. “Indebtedness” has the meaning set forth in the Security Instrument.

“Indemnified Liabilities” has the meaning set forth in Section 16.21(a) of the Loan Agreement.

“Indemnified Parties” means mean Lender and any Affiliate or designee of Lender that has filed any registration statement relating to the Securitization or has acted as the sponsor or depositor in connection with the Securitization, any Affiliate of Lender that acts as an underwriter, placement agent or initial purchaser of Securities issued in the Securitization, any other co-underwriters, co-placement agents or co initial purchasers of Securities issued in the Securitization, and each of their respective officers, directors, partners, employees, representatives, agents and Affiliates and each Person or entity who Controls any such Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan secured hereby, any Person in whose name the encumbrance created by the Security Instrument is or will have been recorded, any Person who may hold or acquire or will have held a full or partial interest in the Loan secured hereby (including, but not limited to, investors or prospective investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan secured hereby for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to any successors by merger, consolidation or acquisition of all or a substantial portion of Lender’s assets and business).

“Independent Director” means an individual with at least three (3) years of employment experience serving as an independent director at the time of appointment who is provided by, and is in good standing with, CT Corporation, Corporation Service Company, Delaware Trust Company, National Registered Agents, Inc., Wilmington Trust Company, Stewart Management Company, Lord Securities Corporation or, if none of those companies is then providing professional independent directors or managers or, after a Securitization is not acceptable to the Rating Agencies, another nationally-recognized company reasonably approved by Lender and if required by Lender after a Securitization, the Rating Agencies, in each case that is not an Affiliate of such corporation, Delaware Statutory Trust or limited liability company and that provides professional independent directors, trustees or managers and other corporate services in the ordinary course of its business, and which individual is duly appointed as a trustee, member of the board of directors or board of managers of such corporation, Delaware Statutory Trust or limited liability company and is not, and has never been, and will not while serving as independent director, trustee or manager be:

(a) a member (other than an independent, non-economic “springing” member), partner, equity holder, manager, director, officer or employee of such corporation, Delaware Statutory Trust or limited liability company, or any of its respective equity holders or Borrower Affiliate (other than as an independent director or manager of a Borrower Affiliate of such corporation, Delaware Statutory Trust or limited liability company that is not in the direct chain of ownership of such corporation, Delaware Statutory Trust or limited liability company and that is required by a creditor to be a single purpose bankruptcy remote entity, provided that such independent director or manager is employed by a company that routinely provides professional independent directors or managers in the ordinary course of business);

(b) a customer, creditor, supplier or service provider (including provider of professional services) to such corporation, Delaware Statutory Trust or limited liability company or any of its respective equity holders or Borrower Affiliates (other than a nationally-recognized company that routinely provides professional independent directors or managers and other corporate services to such corporation, Delaware Statutory Trust or limited liability company or any of its respective equity holders or Borrower Affiliates in the ordinary course of business);

(c) a family member of any such member, partner, equity holder, manager, director, officer, employee, creditor, supplier or service provider; or

(d) a Person that Controls or is under common Control with (whether directly, indirectly or otherwise) any of the Persons referred to in clauses (a), (b) or (c) above.

A natural person who otherwise satisfies the foregoing definition other than subparagraph (a) by reason of being the independent director or manager of a Special Purpose Entity in the direct chain of ownership of such corporation, Delaware Statutory Trust or limited liability company shall not be disqualified from serving as an independent director or manager of such corporation, Delaware Statutory Trust or limited liability company, provided that the fees that such individual earns from serving as independent directors or managers of such Borrower Affiliates in any given year constitute in the aggregate less than five percent (5%) of such individual’s annual income for that year.

“Independent Director Event” means, with respect to an Independent Director, (i) any acts or omissions by such Independent Director that constitute willful disregard of such Independent Director’s duties under the applicable organizational documents, (ii) such Independent Director engaging in or being charged with, or being convicted of, fraud or other acts constituting a crime under any law applicable to such Independent Director, (iii) such Independent Director is unable to perform his or her duties as Independent Director due to death, disability or incapacity, or (iv) such Independent Director no longer meeting the definition of Independent Director in this Loan Agreement.

“Independent Trustee” shall mean a natural Person who qualifies as an Independent Director and serves in such capacity for a Qualified Delaware Statutory Trust, and who may also be the Delaware Trustee.

“Information Schedule” means that certain Schedule 2 (Information Schedule) to the Loan Agreement.

“Initial Replacement Reserve Deposit” means $29,875.00.

“Insolvency Laws” means the United States Bankruptcy Code, 11 U.S.C. Section 101, et seq., together with any other federal or state law affecting debtor and creditor rights or relating to the bankruptcy, insolvency, reorganization, arrangement, moratorium, readjustment of debt, dissolution, liquidation or similar laws, proceedings, or equitable principles affecting the enforcement of creditors’ rights, as amended from time to time.

“Insolvent” means:

(a) that the sum total of all of a specified Person’s liabilities (whether secured or unsecured, contingent or fixed, or liquidated or unliquidated) is in excess of the value of such Person’s non-exempt assets, i.e., all of the assets of such Person that are available to satisfy claims of creditors; or

(b) such Person’s inability to pay its debts as they become due.

“Insufficient Funds” shall mean either (i) insufficient revenue from the Mortgaged Property or (ii) Borrower’s lack of access to revenue from the Mortgaged Property as a result of Lender’s exercise of its remedies with respect to Property cash flow or otherwise.

“Intended Prepayment Date” means the date upon which Borrower intends to make a prepayment on the Mortgage Loan, as set forth in the Prepayment Notice.

“Interest Accrual Period” means (i) prior to the First Payment Date, the Interim Interest Accrual Period, and (ii) commencing on the First Payment Date and continuing on each Payment Date thereafter, the calendar month immediately preceding such Payment Date.

“Interest Accrual Method” means an amortization schedule for a Mortgage Loan computed on the basis of a three hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Mortgage Loan by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month.

“Interest Rate” means a rate per annum equal to 3.650%.

“Interim Interest Accrual Period” means the period from and including the Effective Date through and including the last day of the calendar month in which the Effective Date occurs, provided, however, there shall be no “Interim Interest Accrual Period” in the event the Effective Date is the first day of a calendar month.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Investor” has the meaning set forth in Section 15.02 of the Loan Agreement.

“Key Principal” means, collectively:

(a) CANTOR FITZGERALD INCOME TRUST, INC., a Maryland corporation; or

(b)any natural person or entity who becomes a Key Principal after the date of the Loan Agreement and is identified as such in an assumption agreement, or another amendment or supplement to the Loan Agreement.

“Key Principal’s External Manager” means CANTOR FITZGERALD INCOME ADVISORS, LLC, a Delaware limited liability company.

“Key Principal’s General Business Address” has the meaning set forth in the Information Schedule.

“Key Principal’s Notice Address” has the meaning set forth in the Information Schedule.

“Key Principal Operating Partnership” means CANTOR FITZGERALD INCOME TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership.

“Land” means the land described in Exhibit A to the Security Instrument.

“Late Charge” means an amount equal to the delinquent amount then due under the Loan Documents multiplied by five percent (5%).

“Leases” has the meaning set forth in the Security Instrument.  Notwithstanding anything to the contrary contained herein, the term “Lease” shall exclude the Master Lease. So long as the Master Lease (or any replacement Master Lease entered into in accordance with this Agreement) is in effect, Borrower shall have no direct interest in the Leases other than in the Master Lease (provided, however, that Master Tenant has transferred, set over and assigned to Borrower all of Master Tenant’s right, title and interest in and to the Leases pursuant to the Master Lease Assignment of Rents as security for Master Tenant’s obligations under the Master Lease, which right, title and interest in turn has been collaterally assigned by Borrower in favor of Lender pursuant to the Security Instrument).

“Legal Requirements” means all statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting the Borrower or the Mortgaged Property or any part thereof, or the construction, use, alteration, ownership or operation thereof, whether now or hereafter enacted and in force, and all permits, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, at any time in force affecting the Borrower or the Mortgaged Property or any part thereof, including, without limitation, any of which may (i) require repairs, modifications or alterations in or to the Mortgaged Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

“Lender” means the entity identified as “Lender” in the first paragraph of the Loan Agreement and its transferees, successors and assigns, or any subsequent holder of the Note.

“Lender’s General Business Address” has the meaning set forth in the Information Schedule.

“Lender’s Notice Address” has the meaning set forth in the Information Schedule.

“Lender’s Payment Address” has the meaning set forth in the Information Schedule.

“Lien” has the meaning set forth in the Security Instrument.

“LLC Agreement” has the meaning set forth in Section 4.02(d)(3) of the Loan Agreement.

“Loan Agreement” means the Loan and Security Agreement dated as of the Effective Date executed by and between Borrower and Lender to which this Definitions Schedule is attached, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Loan Amount” means $76,575,000.00.

“Loan Application” means the application for the Mortgage Loan submitted by Borrower to Lender.

“Loan Documents” means the Note, the Loan Agreement, the Security Instrument, the Environmental Indemnity Agreement, the Guaranty, all guaranties, all indemnity agreements, all Collateral Agreements, all O&M Plans, and any other documents now or in the future executed by Borrower, Guarantor, Key Principal, any other guarantor or any other Person in connection with the Mortgage Loan, as such documents may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Loan Servicer” means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, the Loan Agreement, the Security Instrument and any other Loan Document, and otherwise to service the Mortgage Loan for the benefit of Lender.  Unless Borrower receives notice to the contrary, the Loan Servicer shall be the Lender originally named on the Information Schedule.

“Loan Term” means the period commencing on the date hereof and ending on the Maturity Date.

“Losses” means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages (other than punitive or special damages), losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to reasonable legal fees and other costs of defense).

“LTV Ratio” has the meaning set forth in Section 10.03(e) of the Loan Agreement.

“Master Lease” shall mean that certain Master Lease Agreement dated as of the date hereof, by and among Borrower, as lessor, and Master Tenant, as lessee.

“Master Lease Assignment of Rents” shall mean that certain Master Lease Assignment of Leases and Rents and Security Agreement, dated the date hereof, executed and delivered by Master Tenant in favor of Borrower, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Master Lease Default” means a “Default” under, and as defined in, the Master Lease.

“Master Lease Documents” shall mean the Master Lease, the Master Lease Assignment of Rents, the Master Lease Subordination Agreement and Memorandum of Subordination Agreement.

“Master Lease Rents” has the meaning set forth in the Security Instrument.

“Master Lease Subordination Agreement” shall mean the Master Lease Subordination and Attornment Agreement executed by Master Tenant for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Master Tenant” shall mean CFHZ Summerfield Master Tenant JV, LLC, a Delaware limited liability company, which is the Tenant under the Master Lease.

“Material Action” means, as to any Person, to file any insolvency, or reorganization case or proceeding, to institute proceedings to have such Person be adjudicated bankrupt or insolvent, to institute proceedings under any applicable insolvency law, to seek any relief under any law relating to relief from debts or the protection of debtors, to consent to the filing or institution of bankruptcy or insolvency proceedings against such Person, to file a petition seeking, or consent to, reorganization or relief with respect to such Person under any applicable federal or state law relating to bankruptcy or insolvency, to seek or consent to the appointment of a receiver (unless at Lender’s request), liquidator, assignee, trustee, sequestrator, custodian, or any similar official of or for such Person or a substantial part of its property, to make any assignment for the benefit of creditors of such Person, to admit in writing such Person’s inability to pay its debts generally as they become due (unless such admission is true), or to take action in furtherance of any of the foregoing.

“Material Commercial Lease” means:

(a) any Lease that, individually or in the aggregate with other Leases entered into with the same tenant, comprises five percent (5%) or more of the total gross income at the Mortgaged Property on an annualized basis; or

(b) regardless of the percentage of the total gross income at the Mortgaged Property that it comprises, any Lease relating to:

(1) solar power, thermal power generation, or co-power generation, or for the installation of solar panels or any other electrical power generation equipment, and any related power purchase agreement; or

(2) any unit at the Mortgaged Property leased to Guarantor, Key Principal, or another Borrower Affiliate.

“Material Master Lease Default” shall mean any Master Lease Default (a) in respect of any monetary obligation thereunder or (b) that causes an Event of Default under the Loan.

“Material Owner Transfer” shall mean a Transfer wherein a transferee that did not (together with its Affiliates) own a twenty percent (20%) or more direct or indirect interest in Borrower on the Closing Date will own twenty percent (20%) or more of the direct or indirect interests in Borrower immediately following such Transfer (or if such transferee is foreign, did not (together with its Affiliates) own a ten percent (10%) or more direct or indirect interest in Borrower on the Closing Date will own ten percent (10%) or more of the direct or indirect interests in Borrower immediately following such Transfer.

“Maturity Date” means the Stated Maturity Date, or any earlier date on which the unpaid principal balance of the Mortgage Loan becomes due and payable by acceleration or otherwise.

“Maximum Inspection Fee” means $1,000.

“Maximum Repair Cost” means the amount(s) set forth in the Required Repair Schedule, if any.

“Maximum Repair Disbursement Interval” means one (1) time per calendar month.

“Maximum Replacement Reserve Disbursement Interval” means one (1) time per calendar month.

“Maximum Restoration Reserve Disbursement Interval” means one (1) time per calendar month.

“Member” has the meaning set forth in Section 4.02(d)(3) of the Loan Agreement.

“Memorandum of Subordination Agreement” shall mean that certain Memorandum of Subordination Agreement, dated on or about the date hereof, by and between Master Tenant and Lender.

“Mezzanine Debt” means a loan to a direct or indirect owner of Borrower secured by a pledge of such owner’s interest in an entity owning a direct or indirect interest in Borrower.

“Minimum Repairs Disbursement Amount” means $5,000.

“Minimum Replacement Reserve Disbursement Amount” means $5,000.

“Minimum Restoration Reserve Disbursement Amount” means $5,000.

“Monthly Payment” has the meaning specified in Section 13.02 of the Loan Agreement.

“Monthly Debt Service Payment” means with respect to each Payment Date, a payment equal to the amount of interest which has accrued during the related Interest Accrual Period computed at the Interest Rate.

“Monthly Replacement Reserve Deposit” means $9,958.33.

“Moody’s” means Moody’s Investors Service, Inc., and its successors in interest.

“Mortgage Loan” means the mortgage loan made by Lender to Borrower in the principal amount of the Note made pursuant to the Loan Agreement, evidenced by the Note and secured by the Loan Documents that are expressly stated to be security for the Mortgage Loan.

“Mortgaged Property” has the meaning set forth in the Security Instrument.

“Net Cash Flow” means, for any specified period, the total of (a) the Gross Income from Operations for the

Mortgaged Property minus (b) Operating Expenses for the Mortgaged Property, minus (c) the full amount underwritten for the Replacement Reserve Account (regardless of whether deposits have been or will be waived or reduced).

“Net Proceeds Prepayment” has the meaning set forth in Section 9.03(f) of the Loan Agreement.

“New Non-Consolidation Opinion” means a bankruptcy non-consolidation opinion from the counsel to Borrower that delivered the Non-Consolidation Opinion or other outside counsel to Borrower reasonably acceptable to Lender, in form and substance satisfactory to Lender and, after a Securitization, the Rating Agencies, and which is required to be delivered subsequent to the Effective Date pursuant to, and in connection with, the Loan Agreement.

“Non-Consolidation Opinion” means that certain bankruptcy non-consolidation opinion dated the date hereof delivered by Berger Harris LLP in connection with the Mortgage Loan.

“Non-Recourse Guaranty” means, if applicable, that certain Guaranty of Non-Recourse Obligations of even date herewith executed by Guarantor to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Note” means that certain Promissory Note of even date herewith in the original principal amount of the stated Loan Amount made by Borrower in favor of Lender, and all schedules, riders, allonges and addenda attached thereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“O&M Plan” has the meaning set forth in the Environmental Indemnity Agreement.

“OFAC” means the United States Treasury Department, Office of Foreign Assets Control, and any successor thereto.

“Operating Covenant” shall mean to operate the Mortgaged Property in a good and safe condition and repair and otherwise consistent with the standards employed by multifamily properties of similar vintage and quality in the same geographic location.

“Operating Expenses” shall mean the total of all expenditures by Borrower or Master Tenant, computed in accordance with GAAP or other Approved Accounting Method, of whatever kind relating to the operation, maintenance and management of the Property that are incurred on a regular monthly or other periodic basis, including without limitation, utilities, ordinary repairs and maintenance, insurance premiums, license fees, Property taxes and assessments, advertising and marketing expenses, franchise fees, management fees, payroll and related taxes, computer processing charges, operational equipment or other lease payments as approved by Lender, and other similar costs, but excluding depreciation, Debt Service and Capital Expenses.

“Original Guaranties” shall have the meaning set forth in Section 11.04 of the Loan Agreement.

“Ownership Interests Schedule” means that certain Schedule 6 (Ownership Interests Schedule) to the Loan Agreement.

“Ownership Records” shall mean the records maintained by the Signatory Trustee, indicating from time to time the name, mailing address, and percentage beneficial interest in Borrower of each Beneficial Owner.

“Participations” has the meaning set forth in Section 15.01 of the Loan Agreement.

“Payment Date” means the First Payment Date and the first day of each month thereafter until the Mortgage Loan is fully paid.

“Permitted Encumbrance” has the meaning set forth in the Security Instrument.

“Permitted Investments” means any one or more of the following obligations or securities, including, without limitation, those issued by any servicer of the Mortgage Loan, any trustee or certificate administrator under any Securitization, or any of their respective affiliates:

(a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that each such obligation is backed by the full faith and credit of the United States;

(b) demand or time deposits in, unsecured certificates of deposit of, money market deposit accounts of, or bankers’ acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as the commercial paper or other short-term debt obligations of such depository institution or trust company are rated in the highest short-term debt rating category of each Rating Agency and, if the investment described in this clause (ii) has a term in excess of three months, the long-term debt obligations of such depository institution or trust company have been assigned a rating by each Rating Agency at least equal to “AAA” (or the equivalent) (or, if not rated by a particular Rating Agency, an equivalent rating by at least two Rating Agencies has been assigned to the long-term debt obligations of such depository institution or trust company);

(c) repurchase agreements or obligations with respect to any security set forth in clause (i) above where such security has a remaining maturity of one (1) year or less and where such repurchase obligation has been entered into with a depository institution or trust company (acting as principal) set forth in clause (ii) above and which meets the minimum rating requirement for such entity set forth in clause (ii) above;

(d) debt obligations bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state, which debt obligations are rated in the highest short term debt rating category of each Rating Agency and, if the investment described in this clause (iv) has a term in excess of three months, the long-term debt obligations of such corporation have been assigned a rating by each Rating Agency at least equal to “AAA” (or the equivalent) (or, if not rated by a particular Rating Agency, an equivalent rating by at least two Rating Agencies has been assigned to the long-term debt obligations of such corporation); provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held in the accounts established under the servicing agreement with respect to a Securitization governing the servicing of the Mortgage Loan to exceed 10% of the aggregate principal amount of all Permitted Investments under such servicing agreement;

(e) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof), so long as the short-term obligations of the issuer of such commercial paper are rated in the highest short-term debt rating category of each Rating Agency and, if the investment described in this clause (v) has a term in excess of three months, the long-term debt obligations of the issuer of such commercial paper have been assigned a rating by each Rating Agency at least equal to “AAA” (or the equivalent) (or, if not rated by a particular Rating Agency, an equivalent rating by at least two Rating Agencies has been assigned to the long-term debt obligations of such issuer);

(f) money market funds that maintain a constant asset value and that are rated in the highest rating categories of each Rating Agency (or, if not rated by a particular Rating Agency, an equivalent rating by at least two Rating Agencies has been assigned to such money market fund); and

(g) an obligation, security or investment described in any of the categories above that, but for the failure to satisfy one or more of the minimum rating(s) set forth in the applicable category, would be a Permitted Investment, provided such obligation, security or investment (a) is the subject of a Rating Agency Confirmation from each Rating Agency for which the minimum rating(s) set forth in the applicable category is not satisfied, or (b) satisfies the requirements for Permitted Investments set forth in the servicing agreement with respect to a Securitization governing the servicing of the Mortgage Loan;

(h) provided, however, that each Permitted Investment (a) qualifies as a “cash flow investment” pursuant to Section 860G(a)(6) of the Internal Revenue Code, (b) shall have a predetermined fixed principal amount due at maturity that cannot vary or change and (c) that provides for a variable rate of interest must have an interest rate that is tied to a single interest rate index plus a fixed spread, if any, and move proportionately with such index; and provided, further, however, that no such instrument shall be a Permitted Investment (1) if such instrument evidences either (A) a right to receive only interest payments or only principal payments with respect to the obligations underlying such instrument or (B) a right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (2) if it may be redeemed at a price below the purchase price; and provided, further, that each Permitted Investment shall have a maturity date no later than the date such instrument is required to be used to satisfy the obligations under the Loan Agreement, and, in any event, shall not have a maturity in excess of one (1) year; and provided, further, that no amount may be invested in investments treated as equity interests for federal income tax purposes.  For the purpose of this definition, units of investment funds (including money market funds) shall be deemed to mature daily.

“Permitted Prepayment Date” means the last Business Day of a calendar month.

“Person” means an individual, an estate, a trust, a corporation, a partnership, a limited liability company or any other organization or entity (whether governmental or private).

“Personal Property” means the Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Personalty” has the meaning set forth in the Security Instrument.

“PML” has the meaning set forth in Section 9.02(a)(1)(F) of the Loan Agreement.

“Preferred Equity” means a direct or indirect equity ownership interest in, economic interests in, or rights with respect to, Borrower that provide an equity owner preferred dividend, distribution, payment, or return treatment relative to other equity owners.

“Prepayment Lockout Period” means the period commencing on the Effective Date and ending on the Prepayment Premium Period End Date.

“Prepayment Notice” means the written, revocable notice that Borrower is required to provide to Lender in accordance with Section 2.03 (Lockout/Prepayment) of the Loan Agreement in order to make a prepayment on the Mortgage Loan, which shall include, at a minimum, the Intended Prepayment Date.

“Prepayment Premium” has the meaning set forth in Section 2.03(a)(2) of the Loan Agreement.

“Prepayment Premium Period End Date” means the last day of January, 2031.

“Property Jurisdiction” has the meaning set forth in the Security Instrument.

“Property Square Footage” has the meaning set forth in the Information Schedule.

“Publicly-Held Corporation” means a corporation, the outstanding voting stock of which is registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

“Publicly-Held Trust” means a real estate investment trust, the outstanding voting shares or beneficial interests of which are registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

“Qualified Delaware Statutory Trust” is a Delaware Statutory Trust meeting the Delaware Statutory Trust Requirements.

“Qualified External Manager” shall mean (a) ACM or an Affiliate of ACM, (b) any Affiliate of Key Principal, or (c) a reputable and experienced investment management organization, which organization or its principals possess at least ten (10) years of experience in managing of real estate investment trusts (or similar investment oriented entities) similar in size to Key Principal.

“Qualified Manager” shall mean (a) Manager, (b) Newmark Knight Frank, (c) Key Principal or any Affiliate of Key Principal, or (d) a reputable and experienced management organization reasonably satisfactory to Lender, which organization or its principals possess at least ten (10) years of experience in managing properties similar in scope, size, use and value of the Mortgaged Property and manages properties comprising not fewer than 5,000 residential units, provided that, as to clause (c) of this definition, (i) if a Securitization has occurred, Borrower shall, at Lender’s option, obtain prior written confirmation from the Rating Agencies that management of the Mortgaged Property by such entity will not cause a downgrading, withdrawal or qualification of the then current rating of the Securities issued pursuant to the Securitization, and (ii) if a Securitization has not occurred, Borrower shall have obtained the prior written consent of Lender.

“Qualified Replacement Delaware Trustee” shall mean a trust company or such other institution satisfying applicable laws of the State of Delaware and which is a nationally-recognized company that provides, inter alia, professional independent directors or independent managers in the ordinary course of its business to issuers of securitization or structured finance instruments, agreements or securities or lenders originating commercial real estate loans for inclusion in securitization or structured finance instruments, agreements or securities, or which is otherwise satisfactory to Lender in its reasonable discretion.

“Qualified Replacement Signatory Trustee” shall mean a Special Purpose Entity that complies with all relevant State of Delaware trust laws, that is directly or indirectly Controlled by a Guarantor or Key Principal, or which is otherwise satisfactory to Lender in its reasonable discretion.

“Qualified Successor Master Tenant” means a Special Purpose Entity that is directly or indirectly Controlled by a Guarantor or Key Principal and is a successor to the Master Tenant under the Master Lease.

“Ratification of Loan Documents” shall have the meaning set forth in Section 11.02(b)(8) of the Loan Agreement.

“Rating Agencies” means each of S&P, Moody’s, DBRS and Fitch or any other nationally-recognized statistical rating agency (and any successor to any of the foregoing) designated by Lender, provided that each of the foregoing shall be deemed included within the definition of “Rating Agencies” only if such rating agency is rating (or is anticipated by Lender to rate) the Securities.

“Rating Agency Confirmation” means, with respect to any matter, confirmation in writing (which may be in electronic form) by each applicable Rating Agency that a proposed action, failure to act or other event with respect to which such Rating Agency Confirmation is sought will not in and of itself result in the downgrade, withdrawal or qualification of the then-current rating assigned to any Securities (if then rated by such Rating Agency); provided that upon receipt of a written acknowledgment or waiver (which may be in electronic form and whether or not specifically identifying the matter or in general, press release form) from a Rating Agency indicating its decision not to review or to waive review of the matter for which Rating Agency Confirmation is sought, or following the failure of a Rating Agency to respond to the request for which Rating Agency Confirmation is sought within the time frames and in the manner prescribed in any pooling or trust and servicing agreement governing the administration of all or any portion of the Loan, the requirement to obtain Rating Agency Confirmation for such matter at such time will be considered not to apply (as if such requirement did not exist for such matter at such time) with respect to such Rating Agency.  In the event that, at any given time, no Securities are then outstanding, then the term Rating Agency Confirmation shall be deemed instead to require the prior written consent of Lender.

“Release Date” has the meaning set forth in Section 2.03(h)(1)(B) of the Loan Agreement.

“REMIC Opinion” means, with respect to any proposed matter or transaction, an opinion of counsel acceptable to Lender, in form and substance satisfactory to Lender and, if required in accordance with the terms of the transaction documents relating to a Securitization, the Rating Agencies, that the completion of such matter or transaction will not directly or indirectly result in or cause the REMIC Trust or any of its assets to fail to qualify or maintain its status as a REMIC Trust.

“REMIC Trust” means any “real estate mortgage investment conduit” within the meaning of Section 860D of the Internal Revenue Code that holds an interest in all or any portion of the Mortgage Loan.

“Rents” has the meaning set forth in the Security Instrument.

“Rent Regulations” has the meaning set forth in Section 6.02(f) of the Loan Agreement.

“Rent Roll” has the meaning set forth in Section 7.01(c) of the Loan Agreement.

“Repair Threshold” means $10,000.

“Repairs” means, individually and collectively, the Required Repairs, Borrower Requested Repairs, and Additional Lender Repairs.

“Repairs Escrow Account” means the Eligible Account established by Lender into which the Repairs Escrow Deposit is deposited to fund the Repairs.

“Repairs Escrow Account Administrative Fee” means a one-time fee of $500.

“Repairs Escrow Deposit” means $10,000.

“Replacement Reserve Account” means the Eligible Account established by Lender into which the Replacement Reserve Deposits are deposited to fund the Replacements.

“Replacement Reserve Account Administration Fee” means $600, payable annually.

“Replacement Reserve Account Interest Disbursement Frequency” means monthly.

“Replacement Reserve Deposits” means the Initial Replacement Reserve Deposit, Monthly Replacement Reserve Deposits and any other deposits to the Replacement Reserve Account required by the Loan Agreement.

“Replacement Threshold” means $10,000.

“Replacements” means, individually and collectively, the Required Replacements, Borrower Requested Replacements and Additional Lender Replacements.

“Required Records” has the meaning set forth in Section 8.02(e) of the Loan Agreement.

“Required Repair Schedule” means that certain Schedule 4 (Required Repair Schedule) to the Loan Agreement.

“Required Repairs” means those items listed on the Required Repair Schedule.

“Required Replacement Schedule” means that certain Schedule 3 (Required Replacement Schedule) to the Loan Agreement.

“Required Replacements” means those items listed on the Required Replacement Schedule.

“Reserve/Escrow Account Funds” means, collectively, the funds on deposit in the Reserve/Escrow Accounts.

“Reserve/Escrow Accounts” means, individually and collectively, the Replacement Reserve Account, the Repairs Escrow Account, the Debt Service Reserve, the Cash Collateral Reserve Account and the Restoration Reserve Account.

“Residential Lease” means a Lease of an individual dwelling unit.

“Restoration” means any work and improvements required to be performed to the Mortgaged Property following a casualty, event of loss or Condemnation Action as set forth in plans and specifications approved by Lender.

“Restoration Reserve Account” means, if applicable, the account established by Lender into which insurance proceeds are deposited in order to fund a Restoration following a casualty or event of loss.

“Restoration Threshold” means $3,500,000.

“Restricted Ownership Interest” means, with respect to any entity, the following:

(a) if such entity is a general partnership or a joint venture, forty-nine percent (49%) or more of all general partnership or joint venture interests in such entity;

(b) if such entity is a limited partnership:

(1) the interest of any general partner; or

(2)	forty-nine percent (49%) or more of all limited partnership interests in such entity;
(c)	if such entity is a limited liability company or a limited liability partnership:

(1) the interest of any managing member or the contractual rights of any non-member manager; or

(2) forty-nine percent (49%) or more of all membership or other ownership interests in such entity;

(d) if such entity is a corporation (other than a Publicly-Held Corporation) with only one class of voting stock, forty-nine percent (49%) or more of voting stock in such corporation;

(e) if such entity is a corporation (other than a Publicly-Held Corporation) with more than one class of voting stock, the amount of shares of voting stock sufficient to have the power to elect the majority of directors of such corporation; or

(f) if such entity is a trust (other than a land trust or a Publicly-Held Trust), the power to Control such trust vested in the trustee of such trust or the ability to remove, appoint or substitute the trustee of such trust (unless the trustee of such trust after such removal, appointment or substitution is a trustee identified in the trust agreement approved by Lender).

“Review Fee” means the non-refundable fee of $15,000 payable to Lender.

“Sanctioned Country” means a country subject to either a targeted or comprehensive country wide sanctions program administered and enforced by OFAC, which list is updated from time to time.

“Sanctioned Person” means (a) a Person named on the list of “Specially Designated Nationals and Blocked Persons” maintained by OFAC, available at http://www.treasury.gov/resource-center/sanctions/SDN-List/Pages/default.aspx, or as otherwise published from time to time; (b) (1) an agency of the government of a Sanctioned Country, (2) an organization controlled by a Sanctioned Country, or (3) a Person resident in a Sanctioned Country, to the extent any Person described in clauses (1), (2) or (3) is the subject of a sanctions program administered by OFAC; and, (c) a Person whose property and interests in property are blocked pursuant to an Executive Order or regulations administered by OFAC consistent with the guidance issued by OFAC.

“Securities” has the meaning set forth in Section 15.01 of the Loan Agreement.

“Securitization” has the meaning set forth in Section 15.01 of the Loan Agreement.

“Security Instrument” means that certain mortgage, deed to secure debt or deed of trust executed and delivered by Borrower as security for the Mortgage Loan and encumbering the Mortgaged Property, including all riders or schedules attached thereto, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Servicing Arrangement” means any arrangement between Lender and the Loan Servicer for loss sharing or interim advancement of funds.

“Short-Term Rental” means any Lease or master Lease (including subleases, licenses, and other possessory interests, whether oral or written) of an individual dwelling unit, for which the intended occupancy of the dwelling unit is for a period or periods of less than thirty (30) days, irrespective of the stated term of the Lease, including any Lease:

(a) for corporate tenant and guest suite purposes; or

(b) with an agreement or arrangement between either:

(i) Borrower and a tenant whereby the tenant may enter into a separate agreement or arrangement with a Short-Term Rental Provider to offer Short-Term Rentals at the Mortgaged Property; or

(ii) Borrower and a Short-Term Rental Provider, pursuant to which tenants may offer Short-Term Rentals at the Mortgaged Property.

“Short-Term Rental Provider” means any platform or provider (including any internet or online service platform or provider) that offers Short-Term Rental services and arrangements, including booking and reservation services to guests and customers.

“Shortfall” has the meaning specified in Section 13.02 of the Loan Agreement.

“Signatory Trustee” shall mean CF Summerfield Manager, LLC, a Delaware limited liability company, or the Person then serving, at the time of determination, as the signatory trustee, administrative manager or administrative trustee (as applicable) under Borrower’s Trust Agreement.

“Software” has the meaning set forth in the Security Instrument.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors in interest.

“Special Member” has the meaning set forth in Section 4.02(d)(3) of the Loan Agreement.

“Special Purpose Entity” means an entity whose organizational documents contain restrictions on its activities and impose requirements intended to preserve such entity’s separateness that are substantially similar to those contained in Section 4.02(d) of the Loan Agreement.
“SPE Component Entity” has the meaning set forth in Section 4.02(d)(2) of the Loan Agreement.

“Stated Maturity Date” means the first day of April, 2031.

“Substitute Guaranties” shall have the meaning set forth in Section 11.04 of the Loan Agreement.

“Taxes” has the meaning set forth in the Security Instrument.

“Title Policy” means the mortgagee’s loan policy of title insurance issued in connection with the Mortgage Loan and insuring the lien of the Security Instrument as set forth therein, as approved by Lender.

“Total Parking Spaces” has the meaning set forth in the Information Schedule.

“Total Residential Units” has the meaning set forth in the Information Schedule.

“Transfer” means:

(a) a sale, assignment, transfer or other disposition (whether voluntary, involuntary, or by operation of law), other than Residential Leases, Material Commercial Leases or non-Material Commercial Leases permitted by this Loan Agreement;

(b) a granting, pledging, creating or attachment of a lien, encumbrance or security interest (whether voluntary, involuntary, or by operation of law);

(c) an issuance or other creation of a direct or indirect ownership interest;

(d) a withdrawal, retirement, removal or involuntary resignation of any owner or manager of a legal entity; or

(e) a merger, consolidation, dissolution, Division or liquidation of a legal entity.

“Transfer Fee” means a fee equal to (i) in connection with the first assumption of the Mortgage Loan, one-half of one percent (0.5%) of the unpaid principal balance of the Mortgage Loan payable to Lender, and (ii) in connection with any subsequent assumption, one percent (1%) of the unpaid principal balance of the Mortgage Loan payable to Lender.

“TRIPRA” has the meaning set forth in Section 9.02(a)(1)(D) of the Loan Agreement.

“Trust Agreement” means the Trust Agreement of Borrower, as the same has been delivered to Lender in connection with the closing of the Loan, and as the same may be hereafter amended, restated, replaced, supplemented or otherwise modified from time to time in accordance herewith.

“UCC” has the meaning set forth in the Security Instrument.

“UCC Collateral” has the meaning set forth in the Security Instrument.

“Voidable Transfer” means any fraudulent conveyance, preference or other voidable or recoverable payment of money or transfer of property.

[Remainder of Page Intentionally Blank]

SCHEDULE 2 TO

LOAN AND SECURITY AGREEMENT

Information Schedule

(Interest Rate Type - Fixed Rate)

I.	GENERAL PARTY AND MULTIFAMILY PROJECT INFORMATION
Borrower	CF SUMMERFIELD MULTIFAMILY DST, a Delaware statutory trust
Lender	ARBOR PRIVATE LABEL, LLC, a Delaware limited liability company
Servicer	Arbor Multifamily Lending, LLC, a Delaware limited liability company
Key Principal	CANTOR FITZGERALD INCOME TRUST, INC., a Maryland corporation
Guarantor	CANTOR FITZGERALD INCOME TRUST,
INC., a Maryland corporation
ADDRESSES
Borrower’s General Business Address	110 E. 59th Street, New York, New York 10022 Attention: Aaron Wessner
Borrower’s Notice Address
Mortgaged Property Address	8100 Gibbs Way, Landover, Maryland 20785
Mortgaged Property County	Prince George’s County
Key Principal’s General Business	110 E. 59th Street, New York, New York 10022
Address	Attention: Aaron Wessner
Key Principal’s Notice Address	110 E. 59th Street, New York, New York 10022
Attention: Aaron Wessner
Guarantor’s General Business	110 E. 59th Street, New York, New York 10022
Address	Attention: Aaron Wessner
Guarantor’s Notice Address	110 E. 59th Street, New York, New York 10022
Attention: Aaron Wessner
Lender’s General Business	Arbor Private Label, LLC
Address	333 Earle Ovington Boulevard, Suite 900
Uniondale, New York 11553
Attention: William Connolly, Esq.
Telephone No: (516) 506-4200
Facsimile No.: (516) 506-4345

Lender’s Notice Address	Arbor Private Label, LLC 333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553 Attention: William Connolly, Esq. Telephone No: (516) 506-4200 Facsimile No.: (516) 506-4345
Lender’s Payment Address	Arbor Private Label, LLC 333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553 Attention: William Connolly, Esq. Telephone No: (516) 506-4200 Facsimile No.: (516) 506-4345
II. MORTGAGED PROPERTY INFORMATION
Property Square Footage
Total Parking Spaces
Total Residential Units	478
Affordable Housing Property	Yes No

SCHEDULE 3 TO

LOAN AND SECURITY AGREEMENT

SCHEDULE 4 TO

LOAN AND SECURITY AGREEMENT

Required Repair Schedule

[NONE]

SCHEDULE 5 TO

LOAN AND SECURITY AGREEMENT

Exceptions to Representations and Warranties Schedule

1. #30. Financial Reporting and Rent Rolls. Audited financials are available after an Event of Default and further, if the borrower or guarantor obtains audited financials then they must share with the      Lender

SCHEDULE 6 TO

LOAN AND SECURITY AGREEMENT

Ownership Interests Schedule

1. CF SUMMERFIELD DST HOLDER, LLC, a Delaware limited liability company – 25%

2. CF SUMMERFIELD DEPOSITOR, LLC, a Delaware limited liability company - 75%
(ownership interest to be redeemed as DST is syndicated)

EXHIBIT A TO

LOAN AND SECURITY AGREEMENT
Rent Roll
[Attached]

[Remainder of Page Intentionally Blank]

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
Current/Notice/Vacant Residents
400-1060	296412	1,071.00 VACANT	VACANT	2,107.00	0.00	0.00	0.00			0.00
				Total	0.00
400-1061	296403	723.00 t0546073	Jason Faulk	1,754.00 rent	1,583.00	791.50	0.00 06/18/2020	06/17/2021		600.00
				tech	95.00
				valet	30.00
				Total	1,708.00
400-1062	296403	723.00 t0544898	Loren Robinson	1,679.00 tech	95.00	500.00	0.00 06/06/2020	06/05/2021		0.00
				valet	30.00
				rent	1,508.00
				Total	1,633.00
400-1063	296403	723.00 t0513389	Dean Chew	1,699.00 tech	95.00	0.00	0.00 11/22/2019	11/21/2021		2,629.01
				insrent	11.00
				valet	30.00
				rent	1,410.00
				concothr	-54.00
				Total	1,492.00
400-1064	296403	723.00 t0497407	Ebonie Proctor	1,699.00 trash	30.00	0.00	0.00 08/02/2019	09/01/2021		6,000.00
				cable	95.00
				llock	29.00
				rent	1,526.00
				Total	1,680.00
400-1065	296403	723.00 t0338050	Samuel Nix	1,649.00 trash	30.00	0.00	0.00 07/01/2013	03/31/2021		0.00
				tech	95.00
				insrent	11.00
				rent	1,714.00
				Total	1,850.00
400-1066	296403	723.00 t0560878	Jameka Queen	1,699.00 rent	1,502.00	2,504.00	0.00 09/22/2020	09/21/2021		0.00
				tech	95.00
				valet	30.00
				parking	50.00
				Total	1,677.00
400-1067	296403	723.00 t0544987	Erick Morales Vasquez	1,774.00 rent	1,603.00	801.50	0.00 06/12/2020	06/11/2021		-409.43
				tech	95.00
				valet	30.00
				pet	40.00
				Total	1,768.00
400-1068	296414	1,083.00 t0586415	Devon Osborne	2,125.00 rent	1,630.00	500.00	0.00 02/24/2021	02/23/2022		0.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				tech	95.00
				valet	30.00
				Total	1,755.00
400-1069	296412	1,071.00 t0338054	Erika Dixon	2,092.00 trash	30.00	0.00	0.00 10/01/2013	06/25/2021		0.00
				parking	50.00
				cable	95.00
				rent	1,849.00
				Total	2,024.00
400-1070	296403	723.00 t0450230	Randy Franklin	1,654.00 trash	30.00	500.00	0.00 08/18/2018	09/17/2021		8,333.88
				tech	95.00
				rent	1,441.00
				Total	1,566.00
400-1071	296424	1,505.00 t0473124	Tylise Conrad	2,813.00 trash	30.00	500.00	0.00 04/01/2019	05/31/2021		0.00
				cable	95.00
				rent	2,198.00
				Total	2,323.00
400-1072	296424	1,505.00 t0531862	Tiera Williams	2,803.00 rent	2,205.00	3,307.50	0.00 03/18/2020	03/17/2021		2,516.78
				tech	95.00
				valet	30.00
				parking	50.00
				pet	40.00
				Total	2,420.00
400-2060	296412	1,071.00 t0510773	Latanya Chapman	2,112.00 rent	1,720.00	200.00	0.00 11/07/2019	11/06/2020		4,275.49
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,856.00
400-2061	296403	723.00 t0338058	J'Nay Penn	1,649.00 trash	30.00	0.00	0.00 12/15/2013	09/06/2021		0.00
				cable	95.00
				rent	1,587.00
				Total	1,712.00
400-2062	296408	833.00 t0518526	Cheryl Savage	1,993.00 tech	95.00	500.00	0.00 12/13/2019	01/12/2022		0.00
				valet	30.00
				parking	40.00
				storage	35.00
				rent	1,532.00
				concothr	-52.00
				Total	1,680.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
400-2063	296403	723.00 t0554601	Malori Rhones	1,669.00 rent	1,453.00	500.00	0.00 08/10/2020	08/09/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,578.00
400-2064	296403	723.00 t0546389	Dayasia Bandy	1,669.00 rent	1,498.00	749.00	0.00 06/24/2020	06/23/2021		-3,325.14
				tech	95.00
				valet	30.00
				Total	1,623.00
400-2065	296403	723.00 t0550802	Tiana Holmes	1,809.00 rent	1,431.00	0.00	0.00 07/17/2020	07/16/2021		6,755.82
				tech	95.00
				valet	30.00
				Total	1,556.00
400-2066	296405	737.00 t0480502	Warren Fort	1,735.00 trash	30.00	0.00	0.00 04/11/2019	04/10/2021		0.00
				cable	95.00
				rent	1,496.00
				Total	1,621.00
400-2067	296405	737.00 t0381971	Davlyn Hollie	1,735.00 trash	30.00	0.00	0.00 07/17/2017	07/31/2021		0.00
				cable	95.00
				rent	1,472.00
				Total	1,597.00
400-2068	296414	1,083.00 t0338065	William Pinkney	2,085.00 trash	30.00	0.00	0.00 06/11/2016	09/10/2021		0.00
				cable	95.00
				rent	1,765.00
				Total	1,890.00
400-2069	296412	1,071.00 t0504378	Mickie Ward	2,112.00 tech	95.00	0.00	0.00 09/20/2019	10/19/2021		1,742.35
				valet	30.00
				llock	29.00
				rent	1,574.00
				parking	50.00
				Total	1,778.00
400-2070	296408	833.00 t0556079	Trenton Taylor	1,993.00 rent	1,576.00	0.00	0.00 08/20/2020	08/19/2021		4,815.06
				tech	95.00
				valet	30.00
				Total	1,701.00
400-2071	296424	1,505.00 t0385289	Erica Reliford	2,758.00 trash	30.00	0.00	0.00 07/24/2017	07/23/2021		0.00
				cable	95.00
				parking	50.00
				rent	2,296.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	2,471.00
400-2072	296425	1,516.00 t0570531	Kyra Foy	2,778.00 rent	2,296.00	500.00	0.00 11/23/2020	11/22/2021		0.00
				tech	95.00
				valet	30.00
				Total	2,421.00
400-3060	296412	1,071.00 t0545832	Robin Williamson	2,092.00 tech	95.00	0.00	0.00 07/01/2020	06/30/2021		0.00
				valet	30.00
				storage	135.00
				rent	1,779.00
				Total	2,039.00
400-3061	296403	723.00 t0438454	Christopher Lewis	1,629.00 trash	30.00	0.00	0.00 05/31/2018	06/30/2021		0.00
				cable	95.00
				rent	1,458.00
				Total	1,583.00
400-3062	296408	833.00 VACANT	VACANT	1,973.00	0.00	0.00	0.00			0.00
				Total	0.00
400-3063	296403	723.00 t0450224	Candice Smith	1,649.00 trash	30.00	500.00	0.00 08/11/2018	08/10/2021		1,035.00
				cable	95.00
				rent	1,387.00
				insrent	11.00
				Total	1,523.00
400-3064	296403	723.00 t0425116	Travis Blair	1,679.00 trash	30.00	500.00	0.00 03/01/2018	03/31/2021	03/31/2021	-0.59
				rent	1,491.00
				tech	95.00
				Total	1,616.00
400-3065	296403	723.00 t0580360	Tamaria Hill	1,679.00 rent	1,523.00	1,523.00	0.00 01/21/2021	01/20/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,648.00
400-3066	296405	737.00 t0518338	Jamie Dolby	1,710.00 tech	95.00	0.00	0.00 12/06/2019	12/05/2021		0.00
				valet	30.00
				rent	1,370.00
				concothr	-46.00
				Total	1,449.00
400-3067	296405	737.00 t0377197	Carlton Briscoe	1,745.00 trash	30.00	0.00	0.00 06/23/2017	06/22/2021		0.00
				cable	95.00
				rent	1,610.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,735.00
400-3068	296414	1,083.00 t0500014	Eva Dodson	2,170.00 tech	95.00	0.00	0.00 09/19/2019	10/18/2021		0.00
				trash	30.00
				rent	1,579.00
				insrent	11.00
				Total	1,715.00
400-3069	296412	1,071.00 t0578784	Amber Means	2,147.00 rent	1,728.00	3,456.00	0.00 01/08/2021	01/07/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,853.00
400-3070	296408	833.00 t0526024	Rennea Graham	2,003.00 tech	95.00	807.50	0.00 02/10/2020	02/09/2022		0.00
				valet	30.00
				rent	1,626.00
				concothr	-11.00
				Total	1,740.00
400-3071	296424	1,505.00 t0541187	Marquetta Stevenson	2,768.00 rent	2,308.00	1,148.58	0.00 05/16/2020	05/15/2021		25,517.88
				tech	95.00
				valet	30.00
				Total	2,433.00
400-3072	296425	1,516.00 t0425462	Kendra Mcdonald	2,788.00 trash	30.00	0.00	0.00 06/01/2018	07/31/2021		0.00
				cable	95.00
				rent	1,883.00
				Total	2,008.00
400-4060	296412	1,071.00 t0566650	Xavier Jones	2,132.00 rent	1,704.00	852.00	0.00 11/06/2020	11/05/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,829.00
400-4061	296403	723.00 VACANT	VACANT	1,694.00	0.00	0.00	0.00			0.00
				Total	0.00
400-4062	296408	833.00 t0433638	Robyn Cooper	2,013.00 trash	30.00	500.00	0.00 04/15/2018	06/14/2021		0.00
				cable	95.00
				rent	1,686.00
				Total	1,811.00
400-4063	296403	723.00 t0443847	Chardae Barron	1,689.00 trash	30.00	500.00	0.00 08/21/2018	08/20/2021		0.00
				cable	95.00
				rent	1,432.00
				Total	1,557.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
400-4064	296403	723.00 t0498384	Heather Mackall	1,689.00 cable	95.00	500.00	0.00 09/07/2019	10/06/2020	04/09/2021	0.00
				trash	30.00
				rent	1,518.00
				Total	1,643.00
400-4065	296403	723.00 t0481692	Bria Hilton	1,689.00 trash	30.00	0.00	0.00 04/22/2019	06/21/2021		0.00
				tech	95.00
				insrent	11.00
				rent	1,434.00
				Total	1,570.00
400-4066	296403	723.00 t0338203	Debra Woodfork	1,689.00 trash	30.00	0.00	0.00 03/28/2008	08/10/2021		0.00
				cable	95.00
				rent	1,731.00
				Total	1,856.00
400-4067	296403	723.00 t0552043	Donald Logan	1,689.00 rent	1,448.00	2,172.00	0.00 08/06/2020	08/05/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,573.00
400-4068	296414	1,083.00 t0556431	Steffi Connor	2,105.00 rent	1,798.00	2,697.00	0.00 08/25/2020	08/24/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,923.00
400-4069	296412	1,071.00 VACANT	VACANT	2,122.00	0.00	0.00	0.00			0.00
				Total	0.00
400-4070	296408	833.00 t0536546	Latoya Buckmon	2,078.00 rent	1,751.00	0.00	0.00 05/13/2020	05/12/2021		979.59
				tech	95.00
				valet	30.00
				Total	1,876.00
400-4071	296424	1,505.00 t0476696	Jesse Edwards	2,778.00 trash	30.00	0.00	0.00 04/05/2019	04/04/2021		8,752.87
				cable	95.00
				rent	2,046.00
				insrent	11.00
				parking	100.00
				Total	2,282.00
400-4072	296424	1,505.00 t0562701	Gregory Dulac	2,778.00 rent	1,933.00	500.00	0.00 10/01/2020	09/30/2021		0.00
				tech	95.00
				valet	30.00
				Total	2,058.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
401-1023	296424	1,505.00 t0464092	Deborah Torney	2,828.00 trash	30.00	500.00	0.00 12/08/2018	02/07/2021		15,695.42
				cable	95.00
				insrent	11.00
				rent	2,278.00
				Total	2,414.00
401-1024	296424	1,505.00 t0463438	Darian Whitfield	2,828.00 trash	30.00	500.00	0.00 02/03/2019	04/01/2021	04/01/2021	2,464.70
				cable	95.00
				rent	2,144.00
				insrent	11.00
				Total	2,280.00
401-1025	296403	723.00 t0487368	Gregory Ellsbury	1,709.00 trash	30.00	500.00	0.00 05/25/2019	05/24/2021		0.00
				tech	95.00
				rent	1,586.00
				Total	1,711.00
401-1026	296404	724.00 t0382754	Erica Featherson	1,756.00 trash	30.00	0.00	0.00 08/12/2017	08/11/2020		0.00
				rent	1,523.00
				tech	95.00
				Total	1,648.00
401-1027	296407	833.00 t0425626	Viona Miller	2,053.00 trash	30.00	500.00	0.00 05/05/2018	06/04/2021		0.00
				cable	95.00
				rent	1,614.00
				Total	1,739.00
401-1028	296411	1,064.00 t0402020	Andre Perry	2,154.00 trash	30.00	0.00	0.00 09/23/2017	09/22/2021		0.00
				cable	95.00
				parking	50.00
				rent	1,902.00
				Total	2,077.00
401-1029	296404	724.00 t0550043	Oluwaseyi Akintola	1,721.00 rent	1,482.00	500.00	0.00 08/01/2020	07/31/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,607.00
401-1030	296404	724.00 t0516722	Paris Gordon	1,746.00 tech	95.00	0.00	0.00 12/06/2019	12/05/2021		0.00
				valet	30.00
				llock	29.00
				insrent	11.00
				rent	1,496.00
				concothr	-51.00
				Total	1,610.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
401-1031	296404	724.00 t0502819	James Wright	1,721.00 rent	1,418.00	303.23	0.00 09/16/2019	10/15/2020		1,226.19
				tech	95.00
				valet	30.00
				llock	29.00
				petrent	40.00
				insrent	11.00
				Total	1,623.00
401-1032	296412	1,071.00 t0586150	Devante Fludd	2,187.00 rent	1,754.00	1,377.00	0.00 03/02/2021	03/01/2022		-60.61
				tech	95.00
				valet	30.00
				Total	1,879.00
401-1033	296404	724.00 t0498373	Sherita Henderson	1,721.00 tech	95.00	0.00	0.00 09/21/2019	10/20/2021		0.00
				valet	30.00
				rent	1,421.00
				Total	1,546.00
401-1034	296404	724.00 t0563521	Theresa King	1,721.00 rent	1,542.00	2,313.00	0.00 10/30/2020	10/29/2021		564.65
				valet	30.00
				tech	95.00
				Total	1,667.00
401-1035	296404	724.00 VACANT	VACANT	1,721.00	0.00	0.00	0.00			0.00
				Total	0.00
401-1036	296404	724.00 t0509245	Christain Raynor	1,721.00 tech	95.00	0.00	0.00 12/03/2019	01/02/2022		3,393.79
				valet	30.00
				llock	29.00
				rent	1,421.00
				concothr	-48.00
				insrent	11.00
				Total	1,538.00
401-2023	296424	1,505.00 t0527407	Ricky Johnson Jr	2,798.00 rent	2,118.00	500.00	0.00 02/19/2020	03/18/2022		0.00
				tech	95.00
				valet	30.00
				storage	85.00
				pet	40.00
				insrent	11.00
				Total	2,379.00
401-2024	296424	1,505.00 t0406022	Markisha Bennett	2,803.00 trash	30.00	0.00	0.00 10/04/2017	10/03/2021		0.00
				cable	95.00
				rent	2,311.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	2,436.00
401-2025	296408	833.00 t0424311	Shanise Butler	1,903.00 trash	30.00	500.00	0.00 05/05/2018	06/04/2021		-170.53
				tech	95.00
				rent	1,554.00
				Total	1,679.00
401-2026	296404	724.00 t0473860	John Smith	1,706.00 trash	30.00	500.00	0.00 02/22/2019	04/21/2021		0.00
				cable	95.00
				rent	1,541.00
				Total	1,666.00
401-2027	296407	833.00 t0564114	Jaleah English	2,023.00 rent	1,690.00	500.00	0.00 11/06/2020	11/05/2021	03/31/2021	2,798.59
				tech	95.00
				valet	30.00
				Total	1,815.00
401-2028	296411	1,064.00 VACANT	VACANT	2,104.00	0.00	0.00	0.00			0.00
				Total	0.00
401-2029	296404	724.00 t0476677	Terrenia Fitts	1,671.00 trash	30.00	0.00	0.00 03/15/2019	03/14/2021		0.00
				tech	95.00
				rent	1,386.00
				Total	1,511.00
401-2030	296404	724.00 t0448081	Carissa Bernard	1,696.00 trash	30.00	500.00	0.00 09/01/2018	10/30/2020		1.94
				storage	50.00
				cable	95.00
				rent	1,431.00
				Total	1,606.00
401-2031	296404	724.00 t0577862	Habtamu Eshete	1,671.00 rent	1,445.00	1,445.00	0.00 12/23/2020	12/22/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,570.00
401-2032	296412	1,071.00 t0466535	Whitney Proctor	2,157.00 trash	30.00	0.00	0.00 12/28/2018	04/27/2021		2,043.85
				cable	95.00
				insrent	11.00
				rent	1,732.00
				Total	1,868.00
401-2033	296404	724.00 t0469310	Jerald Rosemond	1,691.00 trash	30.00	664.00	0.00 01/31/2019	03/31/2022		-1.62
				cable	95.00
				pet	40.00
				rent	1,382.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				storage	35.00
				Total	1,582.00
401-2034	296405	737.00 t0482052	Keona Brooks	1,745.00 trash	30.00	0.00	0.00 04/24/2019	05/23/2021		129.91
				rent	1,361.00
				tech	95.00
				Total	1,486.00
401-2035	296405	737.00 t0507358	Sima Kalokoh	1,745.00 rent	1,409.00	0.00	0.00 10/12/2019	11/11/2020		4,320.82
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,545.00
401-2036	296405	737.00 t0557122	Channell Henson	1,745.00 rent	1,572.00	500.00	0.00 08/26/2020	08/25/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,697.00
401-3023	296424	1,505.00 t0506744	Davis Ijadare	2,823.00 tech	95.00	0.00	0.00 10/04/2019	11/03/2020		2,465.88
				valet	30.00
				llock	29.00
				insrent	11.00
				rent	2,085.00
				Total	2,250.00
401-3024	296424	1,505.00 t0527541	Shanell Clayburn	2,833.00 rent	2,205.00	0.00	0.00 03/13/2020	03/12/2021		21,160.71
				tech	95.00
				valet	30.00
				Total	2,330.00
401-3025	296408	833.00 t0476695	Gracie Smith	2,033.00 trash	30.00	0.00	0.00 04/26/2019	04/25/2021	04/24/2021	0.00
				tech	95.00
				rent	1,623.00
				Total	1,748.00
401-3026	296404	724.00 t0424276	Travis Jones	1,736.00 trash	30.00	500.00	0.00 05/05/2018	07/04/2021		0.00
				insrent	11.00
				tech	95.00
				rent	1,403.00
				concothr	-28.00
				Total	1,511.00
401-3027	296407	833.00 t0532205	Randy Moran	2,053.00 rent	1,710.00	2,565.00	0.00 03/25/2020	03/24/2021	04/03/2021	0.00
				tech	95.00
				valet	30.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,835.00
401-3028	296411	1,064.00 t0506659	Kiswendsida Damiba	2,134.00 tech	95.00	0.00	0.00 10/11/2019	11/10/2021		2,096.98
				valet	30.00
				llock	29.00
				rent	1,899.00
				concothr	-73.00
				Total	1,980.00
401-3029	296404	724.00 t0551162	Tysheen Twitty	1,701.00 rent	1,482.00	741.00	0.00 07/22/2020	07/21/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,607.00
401-3030	296404	724.00 t0338508	Jeanean Parker	1,726.00 trash	30.00	0.00	0.00 06/23/2012	04/23/2021		1,795.65
				rent	1,573.00
				tech	95.00
				Total	1,698.00
401-3031	296404	724.00 t0544055	Courtney Stevens	1,701.00 rent	1,542.00	771.00	0.00 06/27/2020	06/26/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,667.00
401-3032	296412	1,071.00 t0572754	Miguel Jorge Freire	2,167.00 rent	1,799.00	899.00	0.00 11/20/2020	11/19/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,924.00
401-3033	296404	724.00 t0364005	Keisha Brewster	1,671.00 trash	30.00	200.00	0.00 03/18/2017	04/17/2022		0.00
				cable	95.00
				rent	1,431.00
				Total	1,556.00
401-3034	296405	737.00 t0338869	Bryane Broadie	1,755.00 trash	30.00	0.00	0.00 08/01/2016	07/31/2021		0.00
				tech	95.00
				storage	85.00
				rent	1,567.00
				Total	1,777.00
401-3035	296405	737.00 t0496119	Joseph Henry	1,755.00 cable	95.00	0.00	0.00 08/05/2019	08/04/2021		0.00
				trash	30.00
				parking	50.00
				rent	1,495.00
				Total	1,670.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
401-3036	296405	737.00 t0492606	Margie Sanchez	1,755.00 trash	30.00	0.00	0.00 06/28/2019	07/28/2021		563.93
				llock	29.00
				tech	95.00
				rent	1,493.00
				Total	1,647.00
401-4023	296424	1,505.00 t0458521	Patricia Houson	2,823.00 tech	95.00	500.00	0.00 10/19/2018	11/19/2021		0.00
				rent	2,263.00
				concothr	-77.00
				valet	30.00
				Total	2,311.00
401-4024	296424	1,505.00 t0351213	Vaughan Resper	2,828.00 trash	30.00	0.00	0.00 11/18/2016	08/17/2021		0.00
				cable	95.00
				rent	2,201.00
				Total	2,326.00
401-4025	296408	833.00 t0559363	Princess Waring	2,003.00 rent	1,611.00	3,222.00	0.00 10/15/2020	10/14/2021		2,210.17
				tech	95.00
				valet	30.00
				Total	1,736.00
401-4026	296404	724.00 t0384538	Jasmine Richmond	1,746.00 trash	30.00	0.00	0.00 09/21/2017	09/20/2021		0.00
				tech	95.00
				rent	1,454.00
				Total	1,579.00
401-4027	296407	833.00 t0520849	Cynthia Cummings	2,063.00 rent	1,691.00	0.00	0.00 01/17/2020	04/16/2021		0.00
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,827.00
401-4028	296411	1,064.00 t0338519	Toya Buchanan	2,144.00 cable	95.00	0.00	0.00 09/30/2015	12/18/2021		0.00
				rent	1,856.00
				valet	30.00
				concothr	-63.00
				Total	1,918.00
401-4029	296404	724.00 t0502945	Kareem Adebisi	1,711.00 tech	95.00	0.00	0.00 09/23/2019	09/22/2021		0.00
				valet	30.00
				rent	1,416.00
				insrent	11.00
				Total	1,552.00
401-4030	296404	724.00 t0577311	Adriane Taylor	1,736.00 rent	1,557.00	778.50	0.00 12/23/2020	12/22/2021		0.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				tech	95.00
				valet	30.00
				Total	1,682.00
401-4031	296404	724.00 t0446152	Shauntese Cowan	1,711.00 trash	30.00	500.00	0.00 07/13/2018	08/31/2021		0.00
				tech	95.00
				rent	1,415.00
				Total	1,540.00
401-4032	296412	1,071.00 t0338522	Byron Davis	2,177.00 trash	30.00	0.00	0.00 04/28/2016	07/31/2021		-0.39
				cable	95.00
				rent	1,816.00
				Total	1,941.00
401-4033	296404	724.00 t0553173	Jazmin Fields	1,711.00 rent	1,472.00	0.00	0.00 08/28/2020	08/27/2021		1,473.01
				valet	30.00
				tech	95.00
				Total	1,597.00
401-4034	296404	724.00 t0501600	Jessica Heath	1,711.00 tech	95.00	0.00	0.00 09/10/2019	10/09/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,422.00
				Total	1,576.00
401-4035	296404	724.00 t0505151	John Wallace	1,711.00 rent	1,409.00	0.00	0.00 09/27/2019	09/26/2020		0.00
				valet	30.00
				tech	95.00
				Total	1,534.00
401-4036	296404	724.00 t0415863	Stacy Hampton	1,711.00 cable	95.00	0.00	0.00 12/28/2017	12/27/2021		0.00
				valet	30.00
				rent	1,495.00
				insrent	11.00
				Total	1,631.00
410-1073	296418	1,166.00 t0450216	Gloria Green	2,356.00 trash	30.00	500.00	0.00 09/30/2018	04/28/2021		1,364.78
				cable	95.00
				rent	2,321.00
				Total	2,446.00
410-1074	296418	1,166.00 t0338211	Banyon Vassar	2,306.00 trash	30.00	0.00	0.00 03/18/2015	08/01/2021		-0.82
				cable	95.00
				rent	2,028.00
				Total	2,153.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
410-1075	296423	1,291.00 t0471162	Courtney Hodge	2,476.00 trash	30.00	919.50	0.00 02/08/2019	03/07/2022		0.00
				cable	95.00
				rent	1,965.00
				concothr	-90.00
				Total	2,000.00
410-1076	296404	724.00 t0549763	Nia Mccrae	1,701.00 rent	1,482.00	741.00	0.00 07/24/2020	07/23/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,607.00
410-1077	296423	1,291.00 t0514554	Aliyah Smith	2,526.00 tech	95.00	0.00	0.00 01/23/2020	02/22/2022		4,101.17
				valet	30.00
				rent	1,788.00
				concothr	-69.00
				Total	1,844.00
410-1078	296404	724.00 t0585068	David Davis	1,701.00 rent	1,497.00	2,994.00	0.00 03/03/2021	03/02/2022		-0.23
				tech	95.00
				valet	30.00
				Total	1,622.00
410-1079	296422	1,275.00 t0368857	Michael Jones	2,496.00 tech	95.00	0.00	0.00 09/21/2017	11/20/2021		0.00
				rent	1,997.00
				valet	30.00
				concothr	-77.00
				Total	2,045.00
410-1080	296404	724.00 VACANT	VACANT	1,726.00	0.00	0.00	0.00			0.00
				Total	0.00
410-1081	296422	1,275.00 t0425644	Gloria Bizzell	2,496.00 trash	30.00	500.00	0.00 04/05/2018	05/04/2021		0.00
				cable	95.00
				rent	1,973.00
				Total	2,098.00
410-1082	296406	766.00 t0384287	Darnnella Adams	1,800.00 trash	30.00	0.00	0.00 07/22/2017	08/21/2021		1,670.94
				cable	95.00
				rent	1,446.00
				Total	1,571.00
410-1083	296422	1,275.00 t0551754	Brent Mcbride	2,446.00 rent	1,953.00	976.50	0.00 08/05/2020	08/04/2021		0.00
				tech	95.00
				valet	30.00
				Total	2,078.00

Rent Roll with Lease Charges
Century Summerfield (centsum)
As Of = 03/15/2021
Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
410-1084	296421	1,188.00 t0549886	Natchanun Suwannawong	2,302.00 rent	1,849.00	924.50	0.00 07/24/2020	07/23/2021		0.00
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,985.00
410-1085	296422	1,275.00 t0552530	Robert Davis	2,521.00 rent	2,028.00	0.00	0.00 08/07/2020	08/06/2021		7,026.77
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	2,164.00
410-1086	296418	1,166.00 t0559420	Kristopher Francois	2,281.00 rent	1,914.00	957.00	0.00 09/15/2020	09/14/2021		11,218.72
				tech	95.00
				valet	30.00
				parking	50.00
				Total	2,089.00
410-1087	296412	1,071.00 VACANT	VACANT	2,107.00	0.00	0.00	0.00			0.00
				Total	0.00
410-1088	296414	1,083.00 t0473931	Terrika White	2,115.00 trash	30.00	500.00	0.00 03/01/2019	04/30/2021		0.00
				rent	1,599.00
				tech	95.00
				Total	1,724.00
410-1089	296415	1,129.00 VACANT	VACANT	2,367.00	0.00	0.00	0.00			0.00
				Total	0.00
410-1090	296404	724.00 VACANT	VACANT	1,701.00	0.00	0.00	0.00			0.00
				Total	0.00
410-1091	296404	724.00 t0454376	Rayon Fulton	1,726.00 cable	95.00	500.00	0.00 09/01/2018	07/31/2021		0.00
				rent	1,471.00
				valet	30.00
				Total	1,596.00
410-1092	296412	1,071.00 t0338229	Samantha Washington	2,167.00 trash	30.00	0.00	0.00 09/24/2014	02/28/2021	04/11/2021	0.00
				storage	35.00
				cable	95.00
				rent	1,764.00
				Total	1,924.00
410-1093	296412	1,071.00 t0338230	Edwydean Allen	2,167.00 trash	30.00	0.00	0.00 10/31/2013	09/30/2020		0.00
				storage	35.00
				storage	35.00

				Rent Roll with Lease Charges
				Century Summerfield (centsum)
				As Of = 03/15/2021
				Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				parking	50.00
				cable	95.00
				insrent	11.00
				rent	1,764.00
				Total	2,020.00
410-1094	296412	1,071.00 t0577491	Blaise Mofor	2,167.00 rent	1,743.00	1,743.00	0.00 12/23/2020	12/22/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,868.00
410-1095	296416	1,159.00 t0551589	Erica Johnson	2,293.00 rent	1,833.00	916.50	0.00 07/24/2020	07/23/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,958.00
410-1096	296416	1,159.00 VACANT	VACANT	2,293.00	0.00	0.00	0.00			0.00
				Total	0.00
410-2073	296418	1,166.00 VACANT	VACANT	2,251.00	0.00	0.00	0.00			0.00
				Total	0.00
410-2074	296418	1,166.00 t0556694	Roberto Adams	2,251.00 rent	1,879.00	3,758.00	0.00 08/26/2020	08/25/2021		5,856.84
				valet	30.00
				tech	95.00
				parking	50.00
				insrent	11.00
				pet	40.00
				Total	2,105.00
410-2076	296404	724.00 t0506906	Gail Marshall	1,671.00 tech	95.00	0.00	0.00 11/11/2019	12/10/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,498.00
				concothr	-130.00
				Total	1,522.00
410-2078	296404	724.00 t0361333	Denyse Watson	1,671.00 trash	30.00	200.00	0.00 03/31/2017	07/31/2021		4,023.94
				cable	95.00
				rent	1,446.00
				Total	1,571.00
410-2080	296404	724.00 t0338237	Tiffany Gray	1,696.00 trash	30.00	0.00	0.00 11/01/2014	05/16/2021		0.00
				cable	95.00
				rent	1,571.00
				Total	1,696.00

				Rent Roll with Lease Charges
				Century Summerfield (centsum)
				As Of = 03/15/2021
				Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
410-2082	296406	766.00 t0387728	Ronald Coleman	1,805.00 trash	30.00	0.00	0.00 08/09/2017	08/08/2021		0.00
				parking	50.00
				parking	50.00
				parking	50.00
				tech	95.00
				rent	1,580.00
				insrent	11.00
				Total	1,866.00
410-2084	296421	1,188.00 t0586835	Mariah Hicks	2,322.00 rent	1,875.00	1,875.00	0.00 02/25/2021	02/24/2022		0.00
				tech	95.00
				valet	30.00
				Total	2,000.00
410-2086	296418	1,166.00 t0338843	Satinka Shine	2,251.00 pet	40.00	0.00	0.00 08/24/2016	11/23/2021		0.00
				trash	30.00
				insrent	11.00
				cable	95.00
				rent	1,876.00
				Total	2,052.00
410-2087	296412	1,071.00 t0494177	Gwendolyn Peevy	2,112.00 rent	1,597.00	500.00	0.00 08/27/2019	09/26/2020		0.00
				cable	95.00
				trash	30.00
				insrent	11.00
				Total	1,733.00
410-2088	296414	1,083.00 t0460008	Lynette Harris	2,085.00 trash	30.00	500.00	0.00 11/09/2018	12/08/2020		0.00
				tech	95.00
				rent	1,842.00
				Total	1,967.00
410-2089	296415	1,129.00 t0352825	Nikeshia Murdaugh	2,262.00 tech	95.00	0.00	0.00 11/05/2016	12/04/2021		0.00
				valet	30.00
				rent	1,780.00
				concothr	-60.00
				Total	1,845.00
410-2090	296404	724.00 t0338243	James Robert Goode	1,671.00 trash	30.00	0.00	0.00 02/10/2016	06/07/2021		0.00
				cable	95.00
				rent	1,512.00
				Total	1,637.00
410-2091	296404	724.00 t0513370	Enora Moss	1,696.00 tech	95.00	500.00	0.00 01/13/2020	01/12/2022		0.00
				valet	30.00

				Rent Roll with Lease Charges
				Century Summerfield (centsum)
				As Of = 03/15/2021
				Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,455.00
				concothr	-49.00
				Total	1,531.00
410-2092	296412	1,071.00 t0433645	Deanna Faison	2,137.00 trash	30.00	876.00	0.00 04/17/2018	06/16/2021		0.00
				cable	95.00
				rent	1,859.00
				Total	1,984.00
410-2093	296412	1,071.00 t0556691	Helen Johnson	2,137.00 tech	95.00	0.00	0.00 09/04/2020	09/03/2021		6,933.41
				valet	30.00
				rent	1,809.00
				Total	1,934.00
410-2094	296412	1,071.00 t0479669	Tiffany Johnson- Seldon	2,212.00 trash	30.00	0.00	0.00 05/15/2019	07/14/2021		0.00
				cable	95.00
				rent	1,790.00
				Total	1,915.00
410-2095	296416	1,159.00 t0544382	Trevon Keene	2,238.00 tech	95.00	500.00	0.00 06/06/2020	06/05/2021		1,090.48
				valet	30.00
				rent	1,858.00
				Total	1,983.00
410-2096	296416	1,159.00 t0506855	Channing James	2,338.00 tech	95.00	200.00	0.00 10/04/2019	11/03/2021		0.00
				valet	30.00
				parking	50.00
				rent	1,757.00
				concothr	-68.00
				Total	1,864.00
410-3073	296418	1,166.00 t0338844	Ebonierose Wade	2,261.00 trash	30.00	0.00	0.00 08/19/2016	08/18/2021		0.00
				cable	95.00
				parking	50.00
				rent	1,782.00
				Total	1,957.00
410-3074	296418	1,166.00 t0560262	Ronald Travers Jr	2,286.00 rent	1,964.00	0.00	0.00 10/05/2020	10/04/2021		4,535.05
				tech	95.00
				valet	30.00
				Total	2,089.00
410-3075	296402	675.00 t0489865	Parvinsada Zafarani	1,553.00 trash	30.00	0.00	0.00 06/04/2019	07/03/2021		0.00
				llock	29.00
				tech	95.00
				rent	1,375.00

				Rent Roll with Lease Charges
				Century Summerfield (centsum)
				As Of = 03/15/2021
				Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,529.00
410-3076	296404	724.00 t0469709	Crystal Blount	1,706.00 trash	30.00	0.00	0.00 01/18/2019	01/17/2021		0.00
				tech	95.00
				empoffex	-1,563.00
				rent	1,563.00
				Total	125.00
410-3077	296402	675.00 t0517714	Bryce Tidwell	1,553.00 tech	95.00	677.50	0.00 12/20/2019	12/19/2021		0.00
				valet	30.00
				rent	1,402.00
				Total	1,527.00
410-3078	296404	724.00 t0586391	Michael Warrick	1,681.00 rent	1,389.00	500.00	0.00 02/25/2021	02/24/2022		0.00
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,525.00
410-3079	296401	659.00 t0338256	Jasmine Woods	1,517.00 trash	30.00	0.00	0.00 10/29/2011	01/14/2022		0.00
				cable	95.00
				rent	1,520.00
				concothr	-32.00
				Total	1,613.00
410-3080	296404	724.00 t0500487	Leah Pearson	1,706.00 tech	95.00	0.00	0.00 11/06/2019	12/05/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,455.00
				concothr	-49.00
				Total	1,560.00
410-3081	296401	659.00 t0584798	Bridgette Breeze	1,517.00 rent	1,399.00	500.00	0.00 02/05/2021	02/04/2022		35.00
				tech	95.00
				valet	30.00
				Total	1,524.00
410-3082	296406	766.00 t0529708	Jillian Brown	1,815.00 rent	1,605.00	500.00	0.00 04/22/2020	04/21/2021		0.00
				tech	95.00
				valet	30.00
				pet	40.00
				Total	1,770.00
410-3083	296401	659.00 t0482020	Kiera Grant	1,517.00 trash	30.00	0.00	0.00 04/26/2019	05/25/2021		0.00
				tech	95.00
				rent	1,368.00

				Rent Roll with Lease Charges
				Century Summerfield (centsum)
				As Of = 03/15/2021
				Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,493.00
410-3084	296421	1,188.00 t0521257	Sulaiman Samura	2,332.00 rent	1,607.00	803.50	0.00 01/25/2020	01/24/2021		0.00
				tech	95.00
				valet	30.00
				parking	50.00
				Total	1,782.00
410-3085	296401	659.00 VACANT	VACANT	1,517.00	0.00	0.00	0.00			0.00
				Total	0.00
410-3086	296418	1,166.00 t0414942	Renee Nichols	2,261.00 cable	95.00	0.00	0.00 12/01/2017	03/31/2021		0.00
				rent	2,203.00
				valet	30.00
				concothr	-421.00
				Total	1,907.00
410-3087	296412	1,071.00 t0549316	Dwayne Boger	2,122.00 rent	1,744.00	872.00	0.00 07/13/2020	07/12/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,869.00
410-3088	296414	1,083.00 t0338265	Michael McGee	2,095.00 trash	30.00	0.00	0.00 04/18/2011	01/18/2022		0.00
				storage	85.00
				cable	95.00
				storage	60.00
				rent	1,828.00
				concothr	-40.00
				Total	2,058.00
410-3089	296415	1,129.00 t0492779	Corey Singleton	2,272.00 cable	95.00	0.00	0.00 08/12/2019	09/11/2021		0.00
				trash	30.00
				llock	29.00
				rent	1,773.00
				Total	1,927.00
410-3090	296404	724.00 t0485516	Christopher Pressley	1,706.00 trash	30.00	0.00	0.00 06/01/2019	06/30/2021		0.00
				insrent	11.00
				cable	95.00
				rent	1,547.00
				concothr	-131.00
				Total	1,552.00
410-3091	296404	724.00 t0488754	Christopher Legrand	1,706.00 trash	30.00	500.00	0.00 07/10/2019	08/09/2021		0.00
				cable	95.00
				rent	1,518.00

				Rent Roll with Lease Charges
				Century Summerfield (centsum)
				As Of = 03/15/2021
				Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,643.00
410-3092	296412	1,071.00 t0492228	Vida Haynes	2,147.00 rent	1,658.00	0.00	0.00 07/24/2019	08/23/2020		0.00
				trash	30.00
				llock	29.00
				cable	95.00
				pet	40.00
				Total	1,852.00
410-3093	296412	1,071.00 t0539232	Takiyah Washington	2,147.00 rent	1,834.00	3,668.00	0.00 06/05/2020	06/04/2021		3,613.41
				tech	95.00
				valet	30.00
				Total	1,959.00
410-3094	296412	1,071.00 t0489040	Vicki Smith	2,147.00 tech	95.00	0.00	0.00 09/10/2019	09/09/2021		2,050.08
				valet	30.00
				insrent	11.00
				storage	60.00
				rent	1,714.00
				Total	1,910.00
410-3095	296416	1,159.00 VACANT	VACANT	2,273.00	0.00	0.00	0.00			0.00
				Total	0.00
410-3096	296416	1,159.00 t0584716	Christopher Patrick	2,273.00 rent	1,778.00	500.00	0.00 02/19/2021	02/18/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,903.00
410-4073	296418	1,166.00 t0338274	Edward Gunney	2,271.00 trash	30.00	1,611.00	0.00 12/21/2013	07/09/2021		0.00
				cable	95.00
				rent	1,838.00
				Total	1,963.00
410-4074	296418	1,166.00 t0547015	Najee Talib-Din	2,346.00 rent	1,999.00	0.00	0.00 06/25/2020	06/24/2021		6,295.11
				tech	95.00
				valet	30.00
				parking	50.00
				Total	2,174.00
410-4075	296402	675.00 t0539109	Calvin Todman	1,563.00 rent	1,507.00	753.50	0.00 05/15/2020	05/14/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,632.00
410-4076	296404	724.00 t0542442	Ernest Silvers	1,716.00 rent	1,557.00	2,335.50	0.00 08/01/2020	07/31/2021		3,357.77

				Rent Roll with Lease Charges
				Century Summerfield (centsum)
				As Of = 03/15/2021
				Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				tech	95.00
				valet	30.00
				Total	1,682.00
410-4077	296402	675.00 t0470858	Racquel Simpson	1,563.00 insrent	11.00	671.50	0.00 02/15/2019	03/14/2021		12,338.02
				tech	95.00
				rent	1,384.00
				damage	98.30
				valet	30.00
				Total	1,618.30
410-4078	296404	724.00 t0553234	Ericka Nelson	1,716.00 rent	1,492.00	500.00	0.00 08/07/2020	08/06/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,617.00
410-4079	296401	659.00 t0464439	Brittney Lancaster	1,527.00 tech	95.00	500.00	0.00 12/04/2018	12/03/2021		-0.45
				insrent	11.00
				rent	1,411.00
				valet	30.00
				concothr	-48.00
				Total	1,499.00
410-4080	296404	724.00 t0433977	Donald Murphy Jr	1,716.00 trash	30.00	500.00	0.00 04/21/2018	06/20/2021		2,619.63
				cable	95.00
				rent	1,476.00
				insrent	11.00
				Total	1,612.00
410-4081	296401	659.00 t0526983	Carla Webb	1,527.00 rent	1,325.00	0.00	0.00 03/13/2020	03/12/2021		0.00
				tech	95.00
				valet	30.00
				storage	85.00
				Total	1,535.00
410-4082	296406	766.00 t0475628	Rosalyn Villanueva Santos	1,825.00 trash	30.00	0.00	0.00 03/18/2019	04/17/2021		0.00
				cable	95.00
				rent	1,358.00
				Total	1,483.00
410-4083	296401	659.00 t0338283	Dirk Jones	1,527.00 trash	30.00	1,611.00	0.00 01/31/2016	05/23/2021		0.00
				cable	95.00
				rent	1,477.00
				insrent	11.00
				Total	1,613.00

				Rent Roll with Lease Charges
				Century Summerfield (centsum)
				As Of = 03/15/2021
				Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
410-4084	296421	1,188.00 t0487530	Cynthia Boni	2,342.00 trash	30.00	0.00	0.00 06/06/2019	06/05/2021		0.00
				llock	29.00
				cable	95.00
				rent	1,843.00
				Total	1,997.00
410-4085	296401	659.00 t0547030	Justin Williams	1,527.00 rent	1,485.00	1,485.00	0.00 07/13/2020	07/12/2021		0.00
				tech	95.00
				valet	30.00
				pet	40.00
				Total	1,650.00
410-4086	296418	1,166.00 t0559116	Demetrice Padgett-Paul	2,271.00 rent	1,904.00	500.00	0.00 09/15/2020	09/14/2021		0.00
				tech	95.00
				valet	30.00
				parking	50.00
				Total	2,079.00
410-4087	296412	1,071.00 t0541928	Samuel Simms	2,132.00 rent	1,819.00	2,728.50	0.00 07/24/2020	07/23/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,944.00
410-4088	296414	1,083.00 t0578786	James Pildis	2,105.00 rent	1,755.00	500.00	0.00 01/08/2021	01/07/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,880.00
410-4089	296415	1,129.00 t0462219	Florence Nelson	2,257.00 cable	95.00	500.00	0.00 01/03/2019	02/02/2022		0.00
				valet	30.00
				rent	1,751.00
				concothr	-67.00
				insrent	11.00
				Total	1,820.00
410-4090	296404	724.00 t0359314	Lovinah Eke	1,691.00 trash	30.00	0.00	0.00 02/20/2017	11/19/2021		0.00
				tech	95.00
				rent	1,589.00
				concothr	-157.00
				Total	1,557.00
410-4091	296404	724.00 t0338291	Cherise Wilson	1,716.00 tech	95.00	0.00	0.00 04/24/2013	12/25/2021		0.00
				rent	1,591.00
				valet	30.00
				Total	1,716.00

				Rent Roll with Lease Charges
				Century Summerfield (centsum)
				As Of = 03/15/2021
				Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
410-4092	296412	1,071.00 t0552244	Sadaya Murphy	2,132.00 rent	1,754.00	0.00	0.00 08/20/2020	08/19/2021		1,000.00
				tech	95.00
				valet	30.00
				Total	1,879.00
410-4093	296412	1,071.00 t0509650	Kendra Wadsworth	2,132.00 tech	95.00	200.00	0.00 11/01/2019	10/31/2021		0.00
				valet	30.00
				insrent	11.00
				rent	1,656.00
				Total	1,792.00
410-4094	296412	1,071.00 t0382085	Alycia Clayton	2,132.00 trash	30.00	0.00	0.00 08/12/2017	08/11/2021		0.00
				cable	95.00
				storage	35.00
				rent	1,746.00
				parking	50.00
				Total	1,956.00
410-4095	296416	1,159.00 t0552772	Courtney Seaborne	2,258.00 rent	1,682.00	2,523.00	0.00 08/03/2020	08/02/2021		2,269.99
				tech	95.00
				valet	30.00
				Total	1,807.00
410-4096	296416	1,159.00 t0553506	Kemar Brown	2,258.00 rent	1,798.00	500.00	0.00 08/12/2020	08/11/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,923.00
411-1001	296406	766.00 t0492773	Milan Browne	1,805.00 llock	29.00	0.00	0.00 08/30/2019	08/29/2021		10,482.29
				cable	95.00
				trash	30.00
				rent	1,476.00
				insrent	11.00
				Total	1,641.00
411-1002	296404	724.00 t0589351	Rajah Muckle-Smith	1,696.00 rent	1,379.00	2,758.00	0.00 03/12/2021	03/11/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,504.00
411-1003	296416	1,159.00 t0458761	Karina Alvarez	2,238.00 tech	95.00	500.00	0.00 11/20/2018	11/19/2021		0.00
				rent	1,806.00
				valet	30.00
				concothr	-69.00
				Total	1,862.00

				Rent Roll with Lease Charges
				Century Summerfield (centsum)
				As Of = 03/15/2021
				Month Year = 03/2021
Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
411-1004	296416	1,159.00 t0353669	Reginald Evans	2,288.00 cable	95.00	0.00	0.00 12/04/2016	12/03/2021		0.00
				rent	1,908.00
				valet	30.00
				Total	2,033.00
411-1005	296423	1,291.00 VACANT	VACANT	2,521.00	0.00	0.00	0.00			0.00
				Total	0.00
411-1006	296423	1,291.00 t0533908	Dante Webster	2,521.00 rent	2,056.00	0.00	0.00 04/24/2020	04/23/2021		4,637.38
				tech	95.00
				valet	30.00
				Total	2,181.00
411-1007	296422	1,275.00 t0513556	Aime Mbakop	2,491.00 tech	95.00	200.00	0.00 11/08/2019	11/07/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,985.00
				concothr	-76.00
				Total	2,063.00
411-1008	296422	1,275.00 t0509070	Desirae Javois	2,491.00 tech	95.00	0.00	0.00 10/10/2019	08/09/2020		26,690.18
				valet	30.00
				llock	29.00
				insrent	11.00
				rent	1,837.00
				Total	2,002.00
411-1009	296422	1,275.00 t0582107	Tiffany Worthy	2,491.00 rent	2,033.00	500.00	0.00 03/11/2021	03/10/2022		-0.14
				tech	95.00
				valet	30.00
				Total	2,158.00
411-1010	296422	1,275.00 t0474568	Sharon Jones	2,491.00 trash	30.00	0.00	0.00 03/15/2019	05/14/2021		1,976.67
				pet	40.00
				rent	1,684.00
				tech	95.00
				Total	1,849.00
411-1011	296422	1,275.00 t0509431	Sharon Vollin	2,491.00 tech	95.00	0.00	0.00 11/13/2019	12/12/2021		0.00
				valet	30.00
				rent	2,053.00
				concothr	-36.00
				Total	2,142.00
411-1012	296422	1,275.00 t0585073	Preston Hardge Jr	2,491.00 rent	1,949.00	0.00	0.00 02/14/2021	02/13/2022		0.00
				tech	95.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				valet	30.00
				pet	80.00
				Total	2,154.00
411-1013	296422	1,275.00 t0587182	Oshai Powers	2,491.00 rent	1,999.00	1,999.00	0.00 03/12/2021	03/11/2022		-0.87
				tech	95.00
				valet	30.00
				Total	2,124.00
411-1014	296422	1,275.00 t0545151	Autumn Scott	2,491.00 tech	95.00	1,024.00	0.00 06/12/2020	06/11/2021		0.00
				valet	30.00
				rent	1,878.00
				Total	2,003.00
411-1015	296426	1,623.00 t0505572	Angela Harvey	3,115.00 valet	30.00	0.00	0.00 09/30/2019	09/29/2021		0.00
				tech	95.00
				rent	2,177.00
				storage	60.00
				Total	2,362.00
411-1016	296426	1,623.00 t0528003	Inga Gaskins	3,115.00 rent	2,205.00	2,205.00	0.00 05/01/2020	07/31/2021		0.00
				tech	95.00
				valet	30.00
				Total	2,330.00
411-1017	296422	1,275.00 t0563600	Ming Patten	2,491.00 rent	2,033.00	500.00	0.00 11/24/2020	11/23/2021		0.00
				tech	95.00
				valet	30.00
				Total	2,158.00
411-1018	296422	1,275.00 t0531016	Darren Lakins	2,491.00 tech	95.00	997.50	0.00 03/13/2020	03/12/2022		0.00
				valet	30.00
				parking	50.00
				insrent	11.00
				rent	2,033.00
				concothr	-38.00
				Total	2,181.00
411-1019	296418	1,166.00 t0462119	Jazmine Turley	2,326.00 trash	30.00	500.00	0.00 02/09/2019	03/08/2021		0.00
				cable	95.00
				rent	1,720.00
				insrent	11.00
				Total	1,856.00
411-1020	296416	1,159.00 t0516664	Kingsley Paul Ukaegbu	2,288.00 tech	95.00	200.00	0.00 12/09/2019	03/08/2022		0.00
				valet	30.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				llock	29.00
				rent	1,797.00
				concothr	-69.00
				Total	1,882.00
411-1021	296417	1,159.00 t0437234	Richard Moore	2,348.00 trash	30.00	0.00	0.00 05/16/2018	04/15/2021		0.00
				tech	95.00
				rent	2,085.00
				insrent	11.00
				Total	2,221.00
411-1022	296404	724.00 t0579656	Joseline Walker	1,781.00 rent	1,500.00	1,500.00	0.00 01/12/2021	01/11/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,625.00
411-2001	296406	766.00 VACANT	VACANT	1,790.00	0.00	0.00	0.00			0.00
				Total	0.00
411-2002	296409	835.00 t0338553	Renata Massenburg	2,038.00 trash	30.00	0.00	0.00 11/28/2012	11/10/2021		1,992.70
				cable	95.00
				rent	1,764.00
				Total	1,889.00
411-2003	296416	1,159.00 t0584955	Maya Goosby	2,258.00 rent	1,735.00	2,602.50	0.00 02/16/2021	02/15/2022		-529.15
				tech	95.00
				valet	30.00
				Total	1,860.00
411-2004	296416	1,159.00 t0515741	Milton Ingram	2,238.00 tech	95.00	0.00	0.00 12/03/2019	02/02/2022		0.00
				valet	30.00
				llock	29.00
				rent	1,722.00
				Total	1,876.00
411-2019	296418	1,166.00 t0338556	Melissa Weir	2,261.00 trash	30.00	0.00	0.00 01/10/2013	08/30/2021		0.00
				cable	95.00
				rent	1,867.00
				Total	1,992.00
411-2020	296416	1,159.00 t0338557	Keith Jennings	2,308.00 trash	30.00	1,781.00	0.00 12/01/2013	07/23/2021		11,134.28
				tech	95.00
				rent	1,847.00
				Total	1,972.00
411-2021	296417	1,159.00 t0579655	Nancie Hopkins	2,318.00 rent	1,925.00	500.00	0.00 01/22/2021	01/21/2022		-0.46

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				tech	95.00
				valet	30.00
				Total	2,050.00
411-2022	296404	724.00 t0481661	Natasha Evans	1,646.00 trash	30.00	0.00	0.00 05/02/2019	06/30/2021		0.00
				tech	95.00
				rent	1,415.00
				Total	1,540.00
411-3001	296406	766.00 t0338560	Quentin Currie	1,810.00 trash	30.00	0.00	0.00 10/22/2011	07/18/2021		0.00
				tech	95.00
				rent	1,600.00
				Total	1,725.00
411-3002	296409	835.00 t0589264	Keisha Pruett	2,048.00 rent	1,699.00	1,699.00	0.00 03/10/2021	03/09/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,824.00
411-3003	296416	1,159.00 t0435462	Torri Wise	2,268.00 trash	30.00	0.00	0.00 06/05/2018	07/04/2021		0.00
				cable	95.00
				rent	1,751.00
				Total	1,876.00
411-3004	296416	1,159.00 t0508536	Vincent Sims	2,283.00 tech	95.00	0.00	0.00 12/12/2019	01/11/2022		0.00
				valet	30.00
				llock	29.00
				parking	50.00
				rent	1,769.00
				concothr	-60.00
				Total	1,913.00
411-3005	296402	675.00 t0338870	Mario Oliver	1,573.00 trash	30.00	0.00	0.00 07/31/2016	07/30/2021		0.00
				tech	95.00
				rent	1,468.00
				Total	1,593.00
411-3006	296402	675.00 VACANT	VACANT	1,573.00	0.00	0.00	0.00			0.00
				Total	0.00
411-3007	296401	659.00 t0586342	Breeanna Haynes	1,537.00 rent	1,419.00	1,419.00	0.00 02/17/2021	02/16/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,544.00
411-3008	296401	659.00 t0338567	Molex Simeus	1,537.00 trash	30.00	0.00	0.00 12/26/2014	02/17/2021		0.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				cable	95.00
				rent	1,347.00
				Total	1,472.00
411-3009	296401	659.00 t0526281	Jackelyne Miranda- Guzman	1,537.00 rent	1,399.00	500.00	0.00 04/06/2020	04/05/2021	04/05/2021	0.00
				tech	95.00
				valet	30.00
				Total	1,524.00
411-3010	296401	659.00 t0537343	Garry Green	1,537.00 rent	1,495.00	2,434.51	0.00 05/02/2020	05/01/2021	05/01/2021	0.00
				tech	95.00
				valet	30.00
				Total	1,620.00
411-3011	296401	659.00 t0469694	Dandre Morrison	1,537.00 trash	30.00	500.00	0.00 03/12/2019	04/11/2022		0.00
				cable	95.00
				rent	1,398.00
				Total	1,523.00
411-3012	296401	659.00 t0519932	Renard Mcdaniel	1,537.00 tech	95.00	0.00	0.00 12/20/2019	01/19/2022		-49.56
				valet	30.00
				llock	29.00
				rent	1,357.00
				concothr	-46.00
				Total	1,465.00
411-3013	296401	659.00 t0380756	Brent Chance	1,537.00 trash	30.00	0.00	0.00 06/30/2017	05/29/2021		-0.71
				parking	50.00
				cable	95.00
				rent	1,426.00
				Total	1,601.00
411-3014	296401	659.00 VACANT	VACANT	1,537.00	0.00	0.00	0.00			0.00
				Total	0.00
411-3015	296410	838.00 t0565269	Tailer Speight	2,039.00 rent	1,499.00	0.00	0.00 10/14/2020	10/13/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,624.00
411-3016	296410	838.00 t0549510	Marvin Turley	1,949.00 rent	1,679.00	500.00	0.00 07/28/2020	07/27/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,804.00
411-3017	296401	659.00 t0338576	Wayne Mines Jr	1,662.00 trash	30.00	0.00	0.00 11/09/2015	04/19/2022		0.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,575.00
				tech	95.00
				Total	1,700.00
411-3018	296401	659.00 t0494071	Sherie Boyd	1,517.00 trash	30.00	0.00	0.00 08/16/2019	09/15/2021		-2.01
				cable	95.00
				llock	29.00
				rent	1,375.00
				parking	75.00
				Total	1,604.00
411-3019	296418	1,166.00 t0561219	Linnis Wallace	2,291.00 rent	1,924.00	500.00	0.00 09/22/2020	09/21/2021	05/05/2021	0.00
				tech	95.00
				valet	30.00
				storage	35.00
				Total	2,084.00
411-3020	296416	1,159.00 t0496883	Donique Morgan	2,368.00 tech	95.00	0.00	0.00 09/20/2019	10/19/2020		0.00
				valet	30.00
				rent	1,792.00
				Total	1,917.00
411-3021	296417	1,159.00 t0338585	Bernice Douglas	2,328.00 trash	30.00	1,791.00	0.00 05/20/2016	09/01/2021		0.00
				cable	95.00
				rent	1,852.00
				Total	1,977.00
411-3022	296404	724.00 t0560706	Davone Brown	1,681.00 rent	1,467.00	733.50	0.00 10/01/2020	09/30/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,592.00
411-4001	296406	766.00 t0572945	David Fitzgerald	1,810.00 rent	1,577.00	0.00	0.00 12/01/2020	11/30/2021		1,392.40
				tech	95.00
				valet	30.00
				Total	1,702.00
411-4002	296409	835.00 t0541542	Eniola Johnson	2,083.00 rent	1,675.00	0.00	0.00 06/06/2020	06/05/2021		0.00
				tech	95.00
				valet	30.00
				empoffex	-837.50
				Total	962.50
411-4003	296416	1,159.00 t0550918	Lakisha Turner	2,263.00 rent	1,803.00	2,704.50	0.00 08/03/2020	08/02/2021		0.00
				tech	95.00
				valet	30.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,928.00
411-4004	296416	1,159.00 t0457704	Shawndra Walton	2,278.00 trash	30.00	500.00	0.00 10/11/2018	05/10/2021	05/10/2021	0.00
				parking	50.00
				rent	1,914.00
				tech	95.00
				Total	2,089.00
411-4005	296402	675.00 t0338591	Melvin Stallings Jr	1,583.00 trash	30.00	1,370.00	0.00 11/12/2011	07/23/2021		0.00
				storage	60.00
				tech	95.00
				storage	35.00
				rent	1,518.00
				insrent	11.00
				Total	1,749.00
411-4006	296402	675.00 t0500013	Kristie Billups	1,583.00 tech	95.00	500.00	0.00 11/06/2019	03/05/2021		0.00
				valet	30.00
				rent	1,782.00
				concothr	-405.00
				Total	1,502.00
411-4007	296401	659.00 VACANT	VACANT	1,547.00	0.00	0.00	0.00			0.00
				Total	0.00
411-4008	296401	659.00 t0338593	Teresa Bethea	1,547.00 cable	95.00	0.00	0.00 08/22/2014	10/30/2021		0.00
				rent	1,428.00
				valet	30.00
				Total	1,553.00
411-4009	296401	659.00 t0344894	Erin Jones	1,547.00 trash	30.00	0.00	0.00 09/23/2016	09/22/2021		0.00
				cable	95.00
				rent	1,466.00
				Total	1,591.00
411-4010	296401	659.00 t0420839	Jasmine Fassett	1,547.00 trash	30.00	0.00	0.00 03/08/2018	03/07/2022		0.00
				cable	95.00
				rent	1,460.00
				concothr	-56.00
				Total	1,529.00
411-4011	296401	659.00 t0553288	Damolica Dobbins	1,547.00 rent	1,387.00	500.00	0.00 08/06/2020	08/05/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,512.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
411-4012	296401	659.00 t0338873	Shalena Heard	1,547.00 trash	30.00	0.00	0.00 08/01/2016	07/31/2021		0.00
				rent	1,435.00
				tech	95.00
				Total	1,560.00
411-4013	296401	659.00 t0476583	Dziko Greene	1,547.00 trash	30.00	0.00	0.00 04/18/2019	05/17/2021	05/17/2021	0.00
				cable	95.00
				rent	1,409.00
				Total	1,534.00
411-4014	296401	659.00 t0588947	Sarai Johnson	1,547.00 rent	1,429.00	2,858.00	0.00 03/12/2021	03/11/2022		-3.42
				tech	95.00
				valet	30.00
				Total	1,554.00
411-4015	296410	838.00 VACANT	VACANT	2,049.00	0.00	0.00	0.00			0.00
				Total	0.00
411-4016	296410	838.00 t0338601	Theresa Taylor	1,999.00 trash	30.00	1,525.00	0.00 03/09/2012	01/31/2022		0.00
				tech	95.00
				rent	1,839.00
				Total	1,964.00
411-4017	296401	659.00 t0455670	LaCretia Brockington	1,547.00 trash	30.00	662.00	0.00 09/12/2018	07/11/2021		0.00
				cable	95.00
				rent	1,452.00
				concothr	-28.00
				Total	1,549.00
411-4018	296401	659.00 t0525536	Sarda Smith	1,547.00 rent	1,369.00	1,169.00	0.00 04/17/2020	05/16/2021		1,599.11
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,505.00
411-4019	296418	1,166.00 t0418157	Obinna Herberts-Nwaehihe	2,336.00 trash	30.00	0.00	0.00 02/01/2018	02/28/2022		19,228.69
				cable	95.00
				rent	1,720.00
				Total	1,845.00
411-4020	296416	1,159.00 t0338605	Gordon Davis	2,308.00 trash	30.00	0.00	0.00 06/26/2015	09/28/2021		0.00
				parking	50.00
				parking	50.00
				cable	95.00
				parking	50.00
				rent	1,904.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				insrent	11.00
				Total	2,190.00
411-4021	296417	1,159.00 t0417382	Rayneka Grant	2,338.00 cable	95.00	0.00	0.00 12/12/2017	12/11/2021		0.00
				parking	50.00
				rent	2,032.00
				valet	30.00
				concothr	-69.00
				Total	2,138.00
411-4022	296404	724.00 t0511232	Sieanna Seward	1,736.00 valet	30.00	715.50	0.00 01/30/2020	01/29/2022		-52.00
				tech	95.00
				rent	1,549.00
				concothr	-52.00
				Total	1,622.00
420-1097	296416	1,159.00 VACANT	VACANT	2,268.00	0.00	0.00	0.00			0.00
				Total	0.00
420-1098	296416	1,159.00 t0497804	David Hamilton	2,268.00 trash	30.00	0.00	0.00 08/28/2019	09/27/2021		0.00
				cable	95.00
				llock	29.00
				rent	1,692.00
				parking	50.00
				Total	1,896.00
420-1099	296412	1,071.00 t0456886	Lesley Long	2,142.00 tech	95.00	500.00	0.00 10/27/2018	11/26/2021		0.00
				valet	30.00
				rent	1,760.00
				concothr	-68.00
				Total	1,817.00
420-1100	296412	1,071.00 t0490239	Daniele Jeffcoat	2,142.00 trash	30.00	0.00	0.00 06/27/2019	08/26/2021		0.00
				llock	29.00
				cable	95.00
				rent	1,796.00
				parking	50.00
				insrent	11.00
				Total	2,011.00
420-1101	296404	724.00 t0552516	Candice Coleman	1,726.00 rent	1,502.00	751.00	0.00 08/24/2020	08/23/2021		6,820.14
				tech	95.00
				valet	30.00
				Total	1,627.00
420-1102	296404	724.00 t0364578	Joan Monplaisir	1,726.00 trash	30.00	200.00	0.00 04/22/2017	05/21/2021		0.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				cable	95.00
				rent	1,573.00
				Total	1,698.00
420-1103	296412	1,071.00 VACANT	VACANT	2,217.00	0.00	0.00	0.00			0.00
				Total	0.00
420-1104	296412	1,071.00 t0579142	Angela Kim Sinkfield-Jefferson	2,142.00 rent	1,731.00	1,731.00	0.00 01/20/2021	01/19/2022		-0.94
				tech	95.00
				valet	30.00
				Total	1,856.00
420-2097	296416	1,159.00 t0466528	Omar Waqas	2,238.00 trash	30.00	791.50	0.00 01/05/2019	05/04/2021		0.00
				tech	95.00
				rent	1,583.00
				Total	1,708.00
420-2098	296416	1,159.00 t0458561	Aurore Michel	2,238.00 trash	30.00	500.00	0.00 10/06/2018	11/05/2021		0.00
				tech	95.00
				rent	1,792.00
				concothr	-69.00
				Total	1,848.00
420-2099	296412	1,071.00 t0470792	Phyllis Stevens	2,112.00 trash	30.00	500.00	0.00 04/01/2019	05/31/2021		0.00
				cable	95.00
				rent	1,689.00
				Total	1,814.00
420-2100	296412	1,071.00 t0456148	Tanai Smith	2,112.00 trash	30.00	500.00	0.00 11/04/2018	01/03/2022		0.00
				cable	95.00
				rent	1,719.00
				concothr	-58.00
				Total	1,786.00
420-2101	296404	724.00 t0536379	Lindsay Jackson	1,696.00 rent	1,537.00	0.00	0.00 04/21/2020	04/20/2021		1,729.53
				tech	95.00
				valet	30.00
				Total	1,662.00
420-2102	296404	724.00 t0548448	Consuelo Acosta	1,696.00 rent	1,487.00	743.50	0.00 07/22/2020	07/21/2021		-1.23
				tech	95.00
				valet	30.00
				pet	40.00
				Total	1,652.00
420-2103	296412	1,071.00 t0516770	Kristina Plummer	2,112.00 tech	95.00	0.00	0.00 01/17/2020	01/16/2022		0.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				valet	30.00
				rent	1,677.00
				concothr	-57.00
				Total	1,745.00
420-2104	296412	1,071.00 t0515725	Ariana Jones	2,112.00 tech	95.00	0.00	0.00 12/09/2019	12/08/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,655.00
				concothr	-56.00
				Total	1,753.00
420-3097	296416	1,159.00 t0563041	Norman Lowe	2,248.00 rent	1,843.00	500.00	0.00 10/29/2020	10/28/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,968.00
420-3098	296416	1,159.00 t0564726	Jamia Rountree	2,248.00 rent	1,858.00	0.00	0.00 10/15/2020	10/14/2021		5,270.14
				tech	95.00
				valet	30.00
				Total	1,983.00
420-3099	296412	1,071.00 t0580298	Marisha Addison	2,197.00 rent	1,774.00	500.00	0.00 02/12/2021	02/11/2022		-200.00
				tech	95.00
				valet	30.00
				Total	1,899.00
420-3100	296412	1,071.00 t0535241	Ashley Walker	2,122.00 rent	1,799.00	500.00	0.00 04/15/2020	04/14/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,924.00
420-3101	296404	724.00 t0575691	Adelowo Adeyera	1,706.00 rent	1,527.00	763.50	0.00 02/08/2021	02/07/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,652.00
420-3102	296404	724.00 t0471515	Denise Rogers	1,706.00 cable	95.00	710.00	0.00 02/09/2019	02/08/2022		0.00
				valet	30.00
				rent	1,506.00
				concothr	-58.00
				Total	1,573.00
420-3103	296412	1,071.00 t0369447	Lisa Robinson	2,147.00 trash	30.00	0.00	0.00 06/17/2017	06/16/2021		66.02
				parking	50.00
				cable	95.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,884.00
				Total	2,059.00
420-3104	296412	1,071.00 t0382664	Sherilyn Land	2,147.00 trash	30.00	0.00	0.00 08/26/2017	08/25/2021		0.00
				cable	95.00
				insrent	11.00
				storage	35.00
				rent	1,783.00
				Total	1,954.00
420-4097	296416	1,159.00 t0476924	Chantelle Evans	2,283.00 trash	30.00	0.00	0.00 04/18/2019	06/17/2021		-0.16
				cable	95.00
				rent	1,886.00
				parking	50.00
				Total	2,061.00
420-4098	296416	1,159.00 VACANT	VACANT	2,423.00	0.00	0.00	0.00			0.00
				Total	0.00
420-4099	296412	1,071.00 t0549975	Aaron Dorsey	2,157.00 rent	1,779.00	0.00	0.00 08/05/2020	08/04/2021		0.00
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,915.00
420-4100	296412	1,071.00 t0580096	Keara Richardson	2,157.00 rent	2,157.00	2,157.00	0.00 02/26/2021	02/25/2022		-5.00
				valet	30.00
				tech	95.00
				Total	2,282.00
420-4101	296404	724.00 t0556149	Aaron Jones	1,716.00 rent	1,502.00	500.00	0.00 09/22/2020	09/21/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,627.00
420-4102	296404	724.00 t0510142	Jayah Lamin	1,716.00 tech	95.00	0.00	0.00 10/23/2019	10/22/2021		0.00
				valet	30.00
				rent	1,410.00
				Total	1,535.00
420-4103	296412	1,071.00 t0456891	Brittney Thompson	2,132.00 trash	30.00	500.00	0.00 11/12/2018	01/11/2022		0.00
				tech	95.00
				rent	1,722.00
				concothr	-58.00
				Total	1,789.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
420-4104	296412	1,071.00 t0439758	Kimberly Lambert	2,132.00 trash	30.00	500.00	0.00 08/03/2018	08/02/2021		205.73
				cable	95.00
				parking	50.00
				rent	1,790.00
				Total	1,965.00
430-1105	296416	1,159.00 t0408049	Sandra Dunmore	2,293.00 trash	30.00	0.00	0.00 11/02/2017	12/01/2020		4,097.13
				cable	95.00
				insrent	11.00
				rent	1,788.00
				Total	1,924.00
430-1106	296416	1,159.00 t0403630	Nathan Hyer	2,293.00 trash	30.00	400.00	0.00 09/09/2017	09/08/2021		0.00
				pet	40.00
				tech	95.00
				parking	50.00
				rent	1,795.00
				Total	2,010.00
430-1107	296412	1,071.00 t0580368	Jasmine Williams-Luster	2,167.00 rent	1,784.00	2,676.00	0.00 02/01/2021	01/31/2022		179.00
				tech	95.00
				valet	30.00
				Total	1,909.00
430-1108	296412	1,071.00 t0578721	Mbachi Wanki	2,117.00 rent	1,718.00	500.00	0.00 01/13/2021	01/12/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,843.00
430-1109	296404	724.00 t0446758	Kevin McGill	1,751.00 trash	30.00	500.00	0.00 08/01/2018	08/31/2021		0.00
				cable	95.00
				rent	1,418.00
				insrent	11.00
				Total	1,554.00
430-1110	296404	724.00 t0366260	Cristine Coney	1,676.00 trash	30.00	1,345.00	0.00 05/20/2017	05/19/2021	05/19/2021	0.00
				cable	95.00
				rent	1,453.00
				pet	40.00
				Total	1,618.00
430-1111	296412	1,071.00 t0583895	Trevor Jones	2,307.00 rent	1,699.00	500.00	0.00 02/10/2021	02/09/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,824.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
430-1112	296412	1,071.00 t0542354	Nikita Thomas	2,167.00 rent	1,854.00	500.00	0.00 06/01/2020	05/31/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,979.00
430-2105	296416	1,159.00 VACANT	VACANT	2,263.00	0.00	0.00	0.00			0.00
				Total	0.00
430-2106	296416	1,159.00 t0488833	Shayln Young	2,263.00 trash	30.00	500.00	0.00 07/24/2019	08/23/2021		0.00
				cable	95.00
				rent	1,771.00
				Total	1,896.00
430-2107	296412	1,071.00 t0580708	Romario Williams	2,137.00 rent	1,764.00	1,764.00	0.00 01/14/2021	01/13/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,889.00
430-2108	296412	1,071.00 t0338336	Asanteeli Makundi	2,137.00 trash	30.00	0.00	0.00 05/30/2016	08/20/2021		8,850.00
				cable	95.00
				parking	50.00
				rent	1,900.00
				Total	2,075.00
430-2109	296404	724.00 t0554851	Donna Fox	1,696.00 rent	1,472.00	736.00	0.00 10/12/2020	10/11/2021		0.00
				tech	95.00
				valet	30.00
				storage	35.00
				insrent	11.00
				Total	1,643.00
430-2110	296404	724.00 t0572540	Marion Akpan	1,696.00 rent	1,517.00	3,034.00	0.00 12/11/2020	12/10/2021		1,720.70
				tech	95.00
				valet	30.00
				Total	1,642.00
430-2111	296412	1,071.00 t0352530	Anike Oliver	2,117.00 cable	95.00	0.00	0.00 11/05/2016	11/04/2021		1,500.00
				rent	1,754.00
				concothr	-67.00
				valet	30.00
				insrent	11.00
				Total	1,823.00
430-2112	296412	1,071.00 t0584724	Ajanay Bonner	2,112.00 rent	1,679.00	1,679.00	0.00 02/09/2021	02/08/2022		0.00
				tech	95.00
				valet	30.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,804.00
430-3105	296416	1,159.00 t0498257	Trevin Prince	2,323.00 tech	95.00	0.00	0.00 08/21/2019	09/20/2021		6,182.17
				valet	30.00
				insrent	11.00
				rent	1,723.00
				Total	1,859.00
430-3106	296416	1,159.00 t0338343	Greg Bynum	2,273.00 trash	30.00	0.00	0.00 06/12/2015	03/15/2022		0.00
				rent	1,802.00
				tech	95.00
				Total	1,927.00
430-3107	296412	1,071.00 t0520280	Robert Fernandez	2,147.00 tech	95.00	0.00	0.00 01/13/2020	10/12/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,872.00
				concothr	-160.00
				Total	1,866.00
430-3108	296412	1,071.00 VACANT	VACANT	2,147.00	0.00	0.00	0.00			0.00
				Total	0.00
430-3109	296404	724.00 VACANT	VACANT	1,681.00	0.00	0.00	0.00			0.00
				Total	0.00
430-3110	296404	724.00 t0511179	Tanae Black	1,681.00 tech	95.00	500.00	0.00 11/15/2019	11/14/2021		0.00
				valet	30.00
				rent	1,467.00
				Total	1,592.00
430-3111	296412	1,071.00 t0453116	Bryan Smith	2,122.00 trash	30.00	500.00	0.00 08/23/2018	06/22/2021		-119.07
				cable	95.00
				rent	1,743.00
				Total	1,868.00
430-3112	296412	1,071.00 VACANT	VACANT	2,122.00	0.00	0.00	0.00			0.00
				Total	0.00
430-4105	296416	1,159.00 t0549843	Evan Smith	2,283.00 rent	1,843.00	500.00	0.00 08/10/2020	08/09/2021		0.00
				tech	95.00
				valet	30.00
				pet	100.00
				pet	40.00
				Total	2,108.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
430-4106	296416	1,159.00 t0437551	Michael Rawlings Jr	2,303.00 trash	30.00	500.00	0.00 05/16/2018	06/30/2021		13,594.22
				insrent	11.00
				parking	50.00
				rent	1,923.00
				tech	95.00
				Total	2,109.00
430-4107	296412	1,071.00 t0515947	Olaniyi Abioye	2,112.00 rent	1,607.00	0.00	0.00 12/23/2019	12/22/2020		-3.76
				tech	95.00
				valet	30.00
				llock	29.00
				Total	1,761.00
430-4108	296412	1,071.00 t0368442	David Wills	2,157.00 trash	30.00	0.00	0.00 04/01/2017	04/30/2021		2,002.21
				tech	95.00
				rent	1,803.00
				Total	1,928.00
430-4109	296404	724.00 t0556263	Leaunteen Barnes	1,691.00 rent	1,467.00	0.00	0.00 08/28/2020	08/27/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,592.00
430-4110	296404	724.00 t0507980	Jasmine Chance	1,691.00 tech	95.00	500.00	0.00 10/14/2019	11/13/2021		-30.00
				valet	30.00
				rent	1,426.00
				concothr	-55.00
				Total	1,496.00
430-4111	296412	1,071.00 t0554597	Kayla Davis	2,157.00 rent	1,819.00	2,728.50	0.00 08/20/2020	08/19/2021		2,166.41
				tech	95.00
				valet	30.00
				Total	1,944.00
430-4112	296412	1,071.00 t0559403	Glenisha Thomas	2,122.00 rent	1,794.00	500.00	0.00 10/01/2020	09/30/2021		4,129.70
				tech	95.00
				valet	30.00
				Total	1,919.00
440-1113	296418	1,166.00 t0553494	Damia Barnes	2,306.00 rent	1,884.00	500.00	0.00 09/28/2020	09/27/2021		0.00
				valet	30.00
				tech	95.00
				Total	2,009.00
440-1114	296418	1,166.00 t0554575	Lache Wiggins	2,331.00 rent	1,949.00	0.00	0.00 08/17/2020	08/16/2021		12.21
				tech	95.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				valet	30.00
				insrent	11.00
				Total	2,085.00
440-1115	296404	724.00 t0463115	Chamille Cash	1,726.00 trash	30.00	720.50	0.00 01/09/2019	02/08/2022		1,599.00
				cable	95.00
				rent	1,531.00
				concothr	-59.00
				Total	1,597.00
440-1116	296403	723.00 t0531873	Marcus Serrano Vigier	1,679.00 rent	1,510.00	500.00	0.00 03/25/2020	03/24/2022		0.00
				tech	95.00
				valet	30.00
				parking	50.00
				Total	1,685.00
440-1117	296412	1,071.00 t0576836	Sharvey Corley	2,242.00 rent	1,784.00	0.00	0.00 12/22/2020	12/21/2021		9.08
				tech	95.00
				valet	30.00
				Total	1,909.00
440-1118	296403	723.00 t0506658	Corey Wilson	1,699.00 tech	95.00	200.00	0.00 10/10/2019	04/09/2021	04/09/2021	0.00
				valet	30.00
				rent	1,555.00
				concothr	-250.00
				insrent	11.00
				Total	1,441.00
440-1119	296404	724.00 t0446810	Michael Edgerton	1,726.00 trash	30.00	500.00	0.00 07/20/2018	07/19/2020		93.93
				cable	95.00
				rent	1,403.00
				parking	75.00
				Total	1,603.00
440-1120	296403	723.00 VACANT	VACANT	1,699.00	0.00	0.00	0.00			0.00
				Total	0.00
440-1121	296415	1,129.00 t0487268	Rickelle Green	2,292.00 trash	30.00	0.00	0.00 07/18/2019	07/17/2021		410.17
				llock	29.00
				cable	95.00
				insrent	11.00
				rent	1,699.00
				Total	1,864.00
440-1122	296403	723.00 t0541633	Elizabeth Duncan	1,774.00 rent	1,603.00	0.00	0.00 05/23/2020	05/22/2021		14,914.47
				tech	95.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				valet	30.00
				insrent	11.00
				Total	1,739.00
440-1123	296403	723.00 t0552485	Wilson Starks	1,649.00 rent	1,398.00	500.00	0.00 08/01/2020	07/30/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,523.00
440-1124	296418	1,166.00 t0500612	Patricia Lynch- Epps	2,331.00 tech	95.00	500.00	0.00 10/07/2019	11/06/2021		-50.00
				valet	30.00
				rent	1,772.00
				Total	1,897.00
440-1125	296404	724.00 t0458326	Shavon Jordan	1,676.00 trash	30.00	500.00	0.00 11/05/2018	12/04/2021		0.00
				cable	95.00
				rent	1,387.00
				concothr	-47.00
				Total	1,465.00
440-1126	296412	1,071.00 t0467600	Chelsea Stewart	2,182.00 trash	30.00	852.00	0.00 12/31/2018	04/30/2021		0.00
				tech	95.00
				rent	1,738.00
				Total	1,863.00
440-2113	296418	1,166.00 t0544490	Lakeda Moye	2,276.00 trash	30.00	0.00	0.00 06/01/2020	06/30/2021		2,818.93
				insrent	11.00
				rent	1,859.00
				insrent	11.00
				tech	95.00
				Total	2,006.00
440-2114	296418	1,166.00 t0338373	Patria Gervacio	2,276.00 trash	30.00	0.00	0.00 07/08/2013	01/31/2022		4,460.03
				cable	95.00
				rent	1,954.00
				Total	2,079.00
440-2115	296404	724.00 t0497336	Kyla Glover	1,696.00 trash	30.00	500.00	0.00 08/09/2019	08/08/2021		0.00
				cable	95.00
				rent	1,558.00
				Total	1,683.00
440-2116	296403	723.00 t0508568	Darnise Bailey	1,649.00 tech	95.00	0.00	0.00 10/12/2019	11/11/2021		0.00
				valet	30.00
				rent	1,404.00
				concothr	-54.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,475.00
440-2117	296412	1,071.00 t0521261	Shola Oyerinde	2,137.00 tech	95.00	0.00	0.00 01/18/2020	08/17/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,636.00
				Total	1,790.00
440-2118	296403	723.00 t0338377	Taura Smith	1,669.00 trash	30.00	0.00	0.00 10/31/2014	05/16/2021	05/16/2021	0.00
				cable	95.00
				rent	1,568.00
				Total	1,693.00
440-2119	296404	724.00 t0478946	Sharon Montague	1,696.00 trash	30.00	0.00	0.00 04/29/2019	06/28/2021		0.00
				cable	95.00
				rent	1,625.00
				Total	1,750.00
440-2120	296403	723.00 t0338379	Antonette Boynes	1,669.00 trash	30.00	0.00	0.00 04/03/2015	08/23/2021		0.00
				cable	95.00
				rent	1,547.00
				Total	1,672.00
440-2121	296415	1,129.00 t0466382	Rodney Allen	2,317.00 trash	30.00	500.00	0.00 12/30/2018	04/29/2021	04/29/2021	0.00
				rent	1,741.00
				tech	95.00
				Total	1,866.00
440-2122	296403	723.00 t0338381	Rachell Scott	1,669.00 trash	30.00	0.00	0.00 08/31/2014	05/15/2021		0.00
				storage	35.00
				cable	95.00
				rent	1,569.00
				Total	1,729.00
440-2123	296403	723.00 t0436624	Genesis Turman	1,669.00 trash	30.00	500.00	0.00 07/01/2018	06/29/2021		0.00
				cable	95.00
				rent	1,406.00
				concothr	-28.00
				Total	1,503.00
440-2124	296418	1,166.00 t0524914	Angel Bulluck	2,276.00 tech	95.00	200.00	0.00 02/22/2020	05/21/2021		6,540.09
				valet	30.00
				insrent	11.00
				rent	1,880.00
				Total	2,016.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
440-2125	296404	724.00 t0562672	Crystal Herndon	1,671.00 rent	1,671.00	500.00	0.00 10/30/2020	10/29/2021		3,937.27
				valet	30.00
				tech	95.00
				Total	1,796.00
440-2126	296412	1,071.00 t0566748	ShaRiece Pinkston	2,137.00 rent	1,709.00	500.00	0.00 10/30/2020	10/29/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,834.00
440-3113	296418	1,166.00 t0456851	Nichole Fractious	2,261.00 cable	95.00	500.00	0.00 10/12/2018	11/11/2021		2,788.73
				insrent	11.00
				rent	1,931.00
				valet	30.00
				Total	2,067.00
440-3114	296418	1,166.00 t0575003	Terence Marcelle	2,261.00 rent	1,899.00	2,848.50	0.00 12/11/2020	12/10/2021		0.00
				tech	95.00
				valet	30.00
				pet	40.00
				Total	2,064.00
440-3115	296404	724.00 t0561961	Quinyardo Mcclain	1,706.00 rent	1,492.00	746.00	0.00 11/11/2020	11/10/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,617.00
440-3116	296403	723.00 t0501650	Willie Mosley	1,659.00 tech	95.00	0.00	0.00 09/13/2019	10/12/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,422.00
				Total	1,576.00
440-3117	296412	1,071.00 t0473634	Kayla Stocks	2,122.00 trash	30.00	500.00	0.00 04/11/2019	06/10/2021	06/10/2021	0.00
				cable	95.00
				rent	1,774.00
				Total	1,899.00
440-3118	296403	723.00 t0366869	Quentin Hart	1,679.00 trash	30.00	699.50	0.00 05/20/2017	07/28/2021		1,748.78
				cable	95.00
				rent	1,514.00
				insrent	11.00
				Total	1,650.00
440-3119	296404	724.00 t0408712	Brittny Barnes	1,661.00 trash	30.00	0.00	0.00 12/02/2017	01/01/2022		0.00
				cable	95.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,442.00
				concothr	-49.00
				Total	1,518.00
440-3120	296403	723.00 t0438559	Delaney Harris	1,679.00 trash	30.00	2,794.00	0.00 06/19/2018	07/18/2021		0.00
				insrent	11.00
				tech	95.00
				rent	1,441.00
				Total	1,577.00
440-3121	296415	1,129.00 VACANT	VACANT	2,247.00	0.00	0.00	0.00			0.00
				Total	0.00
440-3122	296403	723.00 t0560242	Aniah Coley	1,679.00 rent	1,488.00	744.00	0.00 09/14/2020	09/13/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,613.00
440-3123	296403	723.00 VACANT	VACANT	1,679.00	0.00	0.00	0.00			0.00
				Total	0.00
440-3124	296418	1,166.00 t0558303	Lawrence Taylor	2,261.00 rent	1,868.00	0.00	0.00 09/01/2020	04/30/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,993.00
440-3125	296404	724.00 t0509807	Harold Miles	1,706.00 tech	95.00	200.00	0.00 12/14/2019	12/13/2021		0.00
				valet	30.00
				rent	1,414.00
				concothr	-48.00
				insrent	11.00
				Total	1,502.00
440-3126	296412	1,071.00 t0494204	Jasmine Burriss	2,122.00 cable	95.00	0.00	0.00 08/17/2019	09/16/2021		866.55
				trash	30.00
				llock	29.00
				rent	1,596.00
				Total	1,750.00
440-4113	296418	1,166.00 t0347572	Adrienne McElhaney	2,271.00 trash	30.00	0.00	0.00 10/01/2016	11/30/2021		0.00
				cable	95.00
				rent	2,022.00
				Total	2,147.00
440-4114	296418	1,166.00 t0572635	Lakeysha Davin	2,271.00 rent	1,899.00	0.00	0.00 11/20/2020	11/19/2021		-0.27
				tech	95.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				valet	30.00
				pet	40.00
				Total	2,064.00
440-4115	296404	724.00 t0457346	Krystle McCloney	1,691.00 tech	95.00	650.00	0.00 11/01/2018	11/30/2021		0.00
				valet	30.00
				rent	1,447.00
				concothr	-56.00
				Total	1,516.00
440-4116	296403	723.00 VACANT	VACANT	1,669.00	0.00	0.00	0.00			0.00
				Total	0.00
440-4117	296412	1,071.00 t0575542	Anozie Dike	2,132.00 rent	1,650.00	825.00	0.00 12/17/2020	12/16/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,775.00
440-4118	296403	723.00 t0547213	Kelsey Jenkins	1,689.00 rent	1,518.00	500.00	0.00 06/25/2020	06/24/2021		2,070.80
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,654.00
440-4119	296404	724.00 t0462959	Deneen Robin	1,691.00 cable	95.00	500.00	0.00 01/13/2019	01/12/2022		0.00
				rent	1,466.00
				valet	30.00
				concothr	-50.00
				Total	1,541.00
440-4120	296403	723.00 t0561837	Joy Greaves	1,689.00 rent	1,498.00	500.00	0.00 09/30/2020	09/29/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,623.00
440-4121	296415	1,129.00 t0535962	Christopher Chapman Jr	2,257.00 rent	1,803.00	901.50	0.00 05/11/2020	05/10/2021	05/10/2021	0.00
				tech	95.00
				valet	30.00
				Total	1,928.00
440-4122	296403	723.00 t0510589	Christian Pirnot	1,689.00 tech	95.00	0.00	0.00 10/25/2019	09/24/2021		0.00
				valet	30.00
				llock	29.00
				rent	1,431.00
				Total	1,585.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
440-4123	296403	723.00 t0545109	William Carr	1,689.00 rent	1,518.00	3,036.00	0.00 06/19/2020	06/18/2021		1,740.60
				tech	95.00
				valet	30.00
				Total	1,643.00
440-4124	296418	1,166.00 t0586331	Tessi Ndungmbowo	2,271.00 rent	1,725.00	1,725.00	0.00 02/26/2021	02/25/2022		0.00
				valet	30.00
				tech	95.00
				Total	1,850.00
440-4125	296404	724.00 t0469715	Jaclyn Smith	1,716.00 trash	30.00	500.00	0.00 02/08/2019	02/17/2021		0.00
				insrent	11.00
				cable	95.00
				rent	1,369.00
				Total	1,505.00
440-4126	296412	1,071.00 t0557269	Timothy Bartley	2,132.00 rent	1,804.00	902.00	0.00 10/07/2020	10/06/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,929.00
441-1046	296418	1,166.00 t0532084	Reani Lewis	2,326.00 rent	2,025.00	0.00	0.00 03/25/2020	03/24/2021		1,145.07
				tech	95.00
				valet	30.00
				storage	60.00
				Total	2,210.00
441-1047	296418	1,166.00 MODEL	MODEL	2,302.00	0.00	0.00	0.00			0.00
				Total	0.00
441-1048	296404	724.00 t0338614	Laura White	1,746.00 trash	30.00	0.00	0.00 12/09/2011	09/10/2021		0.00
				parking	50.00
				tech	95.00
				rent	1,587.00
				Total	1,762.00
441-1049	296404	724.00 VACANT	VACANT	1,746.00	0.00	0.00	0.00			0.00
				Total	0.00
441-1050	296412	1,071.00 t0545591	Keith Willie	2,187.00 rent	1,874.00	3,748.00	0.00 06/25/2020	06/24/2021		2,558.22
				tech	95.00
				valet	30.00
				Total	1,999.00
441-1051	296412	1,071.00 t0404073	Holly Thompson	2,187.00 trash	30.00	1,613.00	0.00 10/28/2017	10/27/2021		0.00
				cable	95.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				insrent	11.00
				rent	1,813.00
				Total	1,949.00
441-2046	296418	1,166.00 t0464114	Raymond Tucker	2,296.00 cable	95.00	500.00	0.00 12/29/2018	10/31/2021		0.00
				pet	40.00
				valet	30.00
				rent	2,050.00
				concothr	-223.00
				insrent	11.00
				Total	2,003.00
441-2047	296418	1,166.00 t0553595	Jacklyn Reeves	2,296.00 rent	1,874.00	0.00	0.00 08/19/2020	08/18/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,999.00
441-2048	296404	724.00 t0584053	Danielle Covington	1,696.00 rent	1,467.00	1,467.00	0.00 02/11/2021	02/10/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,592.00
441-2049	296404	724.00 t0536621	Jamaal Carrington	1,716.00 rent	1,477.00	0.00	0.00 05/22/2020	05/21/2021		3,059.83
				tech	95.00
				valet	30.00
				Total	1,602.00
441-2050	296412	1,071.00 t0551349	Mekayla Lee	2,157.00 rent	1,779.00	2,668.50	0.00 07/31/2020	07/30/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,904.00
441-2051	296412	1,071.00 VACANT	VACANT	2,157.00	0.00	0.00	0.00			0.00
				Total	0.00
441-3046	296418	1,166.00 t0368563	Janinne Stinson	2,306.00 trash	30.00	200.00	0.00 07/21/2017	08/20/2021		0.00
				parking	50.00
				cable	95.00
				rent	1,777.00
				Total	1,952.00
441-3047	296418	1,166.00 t0509069	Denean Brighthaupt	2,306.00 tech	95.00	880.50	0.00 11/22/2019	12/21/2021		-0.57
				valet	30.00
				rent	1,823.00
				concothr	-62.00
				Total	1,886.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
441-3048	296404	724.00 t0472985	Marcella Richardson	1,726.00 trash	30.00	500.00	0.00 03/25/2019	04/24/2021		0.00
				cable	95.00
				rent	1,573.00
				Total	1,698.00
441-3049	296404	724.00 t0548662	Miguel Mcintosh	1,726.00 rent	1,517.00	2,275.00	0.00 07/02/2020	07/01/2021		588.27
				tech	95.00
				valet	30.00
				Total	1,642.00
441-3050	296412	1,071.00 t0518155	Tanisha Watson	2,167.00 tech	95.00	840.50	0.00 12/05/2019	12/04/2020		33.00
				valet	30.00
				pet	80.00
				insrent	11.00
				rent	1,681.00
				Total	1,897.00
441-3051	296412	1,071.00 t0573945	Donna Berry	2,167.00 rent	1,784.00	500.00	0.00 12/01/2020	11/30/2021		30.00
				tech	95.00
				valet	30.00
				Total	1,909.00
441-4046	296418	1,166.00 t0497799	Gibbons Dyson	2,336.00 tech	95.00	0.00	0.00 10/18/2019	11/17/2021		0.00
				valet	30.00
				rent	1,821.00
				concothr	-70.00
				Total	1,876.00
441-4047	296418	1,166.00 VACANT	VACANT	2,331.00	0.00	0.00	0.00			0.00
				Total	0.00
441-4048	296404	724.00 t0415082	Daisy Patterson	1,736.00 tech	95.00	0.00	0.00 12/04/2017	10/03/2021		0.00
				storage	135.00
				rent	1,497.00
				valet	30.00
				Total	1,757.00
441-4049	296404	724.00 t0526676	Bobby Bowden	1,736.00 rent	1,437.00	500.00	0.00 03/21/2020	03/20/2021	03/20/2021	302.78
				tech	95.00
				valet	30.00
				parking	50.00
				Total	1,612.00
441-4050	296412	1,071.00 t0492229	Ibraheem Majekodunmi	2,177.00 trash	30.00	0.00	0.00 07/19/2019	08/18/2021		3,163.61
				llock	29.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				cable	95.00
				rent	1,663.00
				Total	1,817.00
441-4051	296412	1,071.00 t0544581	Isha Kargbo	2,177.00 rent	1,864.00	932.00	0.00 06/15/2020	06/14/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,989.00
450-1052	296419	1,170.00 VACANT	VACANT	2,304.00	0.00	0.00	0.00			0.00
				Total	0.00
450-1053	296416	1,159.00 t0470581	Darlene Wheeler	2,218.00 trash	30.00	500.00	0.00 03/01/2019	06/30/2021		0.00
				cable	95.00
				rent	1,755.00
				Total	1,880.00
450-1054	296403	723.00 t0573052	Richard Grace	1,654.00 rent	1,498.00	1,498.00	0.00 11/23/2020	11/22/2021		0.00
				tech	95.00
				valet	30.00
				parking	50.00
				pet	40.00
				Total	1,713.00
450-1055	296404	724.00 t0565419	Christine Awe	1,676.00 rent	1,497.00	2,245.00	0.00 11/04/2020	11/03/2021		500.00
				tech	95.00
				valet	30.00
				Total	1,622.00
450-1056	296413	1,075.00 t0452711	Larry Bailey	2,285.00 trash	30.00	500.00	0.00 08/25/2018	06/24/2021		0.00
				cable	95.00
				rent	1,793.00
				Total	1,918.00
450-1057	296412	1,071.00 t0576782	Brittany Jones	2,092.00 rent	1,709.00	3,418.00	0.00 01/08/2021	01/07/2022		146.26
				tech	95.00
				valet	30.00
				Total	1,834.00
450-2052	296419	1,170.00 t0342624	James Thomas	2,259.00 trash	30.00	0.00	0.00 09/03/2016	09/02/2021		0.00
				tech	95.00
				rent	1,695.00
				Total	1,820.00
450-2053	296416	1,159.00 t0338420	Elwood Davis	2,238.00 storage	60.00	1,746.00	0.00 01/30/2008	01/31/2022		0.00
				cable	95.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,996.00
				valet	30.00
				Total	2,181.00
450-2054	296408	833.00 t0516767	Morgan Jones	1,993.00 tech	95.00	789.50	0.00 12/11/2019	01/10/2022		0.00
				valet	30.00
				rent	1,616.00
				concothr	-35.00
				Total	1,706.00
450-2055	296404	724.00 t0385732	Bianca Dade	1,696.00 trash	30.00	0.00	0.00 09/18/2017	03/17/2021	06/30/2021	0.00
				cable	95.00
				rent	1,557.00
				parking	50.00
				Total	1,732.00
450-2056	296413	1,075.00 t0582723	Andre Randall	2,100.00 rent	1,768.00	1,768.00	0.00 01/28/2021	01/27/2022		-19.30
				valet	30.00
				tech	95.00
				pet	40.00
				Total	1,933.00
450-2057	296412	1,071.00 t0338859	Modestine Montgomery	2,112.00 trash	30.00	1,579.00	0.00 07/31/2016	10/30/2021		0.00
				insrent	11.00
				cable	95.00
				rent	1,732.00
				Total	1,868.00
450-2059	296402	675.00 t0338424	Martina Beckum	1,543.00 trash	30.00	0.00	0.00 07/25/2014	01/31/2022		0.00
				insrent	11.00
				tech	95.00
				rent	1,532.00
				concothr	-45.00
				Total	1,623.00
450-3052	296419	1,170.00 t0370893	Theresa Graves	2,269.00 trash	30.00	0.00	0.00 06/07/2017	06/06/2021		0.00
				storage	135.00
				tech	95.00
				rent	1,951.00
				Total	2,211.00
450-3053	296416	1,159.00 t0584497	Samantha Hinton	2,313.00 rent	1,850.00	3,700.00	0.00 02/16/2021	02/15/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,975.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
450-3054	296408	833.00 t0558835	Nikiva Minnix	2,003.00 rent	1,591.00	500.00	0.00 09/08/2020	09/07/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,716.00
450-3055	296404	724.00 t0387971	Blair Williams	1,706.00 pet	40.00	1,311.00	0.00 10/03/2017	10/02/2021		0.00
				cable	95.00
				valet	30.00
				rent	1,455.00
				Total	1,620.00
450-3056	296413	1,075.00 t0497728	Jasmine Young	2,110.00 cable	95.00	0.00	0.00 08/09/2019	09/08/2021		0.00
				trash	30.00
				rent	1,581.00
				Total	1,706.00
450-3057	296412	1,071.00 t0549810	Daniel Otchere	2,087.00 rent	1,709.00	1,709.00	0.00 07/26/2020	07/25/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,834.00
450-3058	296403	723.00 t0338860	Macolin Khem	1,659.00 trash	30.00	0.00	0.00 08/01/2016	09/28/2021		0.00
				cable	95.00
				rent	1,542.00
				Total	1,667.00
450-3059	296402	675.00 t0418126	Taylor Strong	1,553.00 trash	30.00	0.00	0.00 02/02/2018	02/01/2021		1,439.30
				pet	40.00
				rent	1,359.00
				tech	95.00
				Total	1,524.00
450-4052	296419	1,170.00 t0551739	Twanna Duncan	2,279.00 rent	1,825.00	2,778.00	0.00 07/22/2020	07/21/2021		1,900.00
				tech	95.00
				valet	30.00
				Total	1,950.00
450-4053	296416	1,159.00 t0512106	Leon Rutland	2,258.00 tech	95.00	500.00	0.00 01/14/2020	01/13/2021	03/31/2021	0.00
				valet	30.00
				pet	40.00
				rent	1,857.00
				insrent	11.00
				Total	2,033.00
450-4054	296408	833.00 VACANT	VACANT	2,013.00	0.00	0.00	0.00			0.00
				Total	0.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
450-4055	296404	724.00 t0551628	Gina Cardoza	1,856.00 rent	1,492.00	746.00	0.00 07/24/2020	07/23/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,617.00
450-4056	296413	1,075.00 t0517149	Trina Walker	2,120.00 tech	95.00	0.00	0.00 12/16/2019	12/15/2021		0.00
				valet	30.00
				pet	40.00
				rent	1,664.00
				Total	1,829.00
450-4057	296412	1,071.00 t0505152	Glenda Cabrera	2,097.00 tech	95.00	0.00	0.00 09/24/2019	10/23/2020		0.00
				valet	30.00
				rent	1,551.00
				Total	1,676.00
450-4058	296403	723.00 t0551103	Terrance Morrison	1,669.00 rent	1,418.00	709.00	0.00 07/17/2020	07/16/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,543.00
450-4059	296402	675.00 t0493342	Autumn Jacobs	1,563.00 trash	30.00	500.00	0.00 07/15/2019	08/14/2021		0.00
				cable	95.00
				rent	1,383.00
				Total	1,508.00
451-1037	296403	723.00 t0564201	Dominique Joseph	1,699.00 rent	1,543.00	500.00	0.00 10/15/2020	10/14/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,668.00
451-1040	296412	1,071.00 t0338637	Andrea Short	2,187.00 trash	30.00	1,701.00	0.00 08/28/2015	02/20/2022		0.00
				cable	95.00
				rent	1,784.00
				concothr	-69.00
				Total	1,840.00
451-1041	296412	1,071.00 t0521655	Edgardo Hernandez	2,162.00 rent	1,656.00	0.00	0.00 01/25/2020	04/24/2021		1,673.79
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	1,792.00
451-1042	296404	724.00 t0338639	Ezhaun Coleman	1,746.00 trash	30.00	0.00	0.00 05/31/2016	08/27/2021		0.00
				tech	95.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				rent	1,556.00
				Total	1,681.00
451-1043	296403	723.00 t0555476	Nicole Stevens	1,699.00 rent	1,413.00	1,206.50	0.00 08/14/2020	08/13/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,538.00
451-1044	296416	1,159.00 t0503984	Lynette Williams	2,273.00 tech	95.00	0.00	0.00 10/04/2019	10/03/2021		0.00
				valet	30.00
				rent	1,719.00
				concothr	-90.00
				Total	1,754.00
451-1045	296418	1,166.00 t0585191	Carlos Rodriguez	2,326.00 rent	1,989.00	1,989.00	0.00 02/22/2021	02/21/2022		0.00
				tech	95.00
				valet	30.00
				Total	2,114.00
451-2037	296405	737.00 t0484677	Ana Pena	1,700.00 trash	30.00	0.00	0.00 05/31/2019	06/30/2021	03/30/2021	0.00
				llock	29.00
				cable	95.00
				rent	1,517.00
				concothr	-45.00
				Total	1,626.00
451-2038	296402	675.00 t0445220	Olive Johnson	1,563.00 trash	30.00	649.50	0.00 07/17/2018	06/22/2021		0.00
				cable	95.00
				rent	1,456.00
				Total	1,581.00
451-2040	296420	1,170.00 t0536624	Brianna Coachman	2,319.00 rent	1,760.00	0.00	0.00 04/29/2020	04/28/2021		0.00
				valet	30.00
				tech	95.00
				Total	1,885.00
451-2041	296412	1,071.00 t0528010	Gaurav Kumar	2,132.00 tech	95.00	1,651.00	0.00 02/22/2020	02/21/2022		0.00
				valet	30.00
				rent	1,717.00
				concothr	-66.00
				Total	1,776.00
451-2042	296404	724.00 t0553670	Chaliyah Ward	1,716.00 rent	1,502.00	0.00	0.00 09/28/2020	09/27/2021		1,735.21
				valet	30.00
				tech	95.00
				insrent	11.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				Total	1,638.00
451-2043	296408	833.00 t0464897	Andrew Kirkland	2,013.00 trash	30.00	0.00	0.00 12/15/2018	02/14/2022		0.03
				cable	95.00
				rent	1,703.00
				Total	1,828.00
451-2044	296416	1,159.00 t0549346	Shelia Phillips	2,283.00 rent	1,818.00	904.00	0.00 07/07/2020	07/06/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,943.00
451-2045	296418	1,166.00 t0554319	Daisy Adoah	2,296.00 rent	1,874.00	2,811.00	0.00 08/14/2020	08/13/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,999.00
451-3037	296405	737.00 t0477857	Melanie Countee	1,795.00 trash	30.00	0.00	0.00 03/19/2019	03/18/2022	03/18/2021	614.73
				cable	95.00
				rent	1,389.00
				Total	1,514.00
451-3038	296402	675.00 VACANT	VACANT	1,613.00	0.00	0.00	0.00			0.00
				Total	0.00
451-3039	296403	723.00 t0588731	Sharawn Johnson	1,719.00 rent	1,399.00	1,399.00	0.00 03/05/2021	03/04/2022		0.00
				tech	95.00
				valet	30.00
				Total	1,524.00
451-3040	296412	1,071.00 t0562922	Alexus Guy	2,207.00 rent	1,899.00	0.00	0.00 10/16/2020	10/15/2021		2,151.31
				tech	95.00
				valet	30.00
				insrent	11.00
				Total	2,035.00
451-3041	296412	1,071.00 t0534385	Denise Chisolm	2,207.00 rent	1,884.00	0.00	0.00 04/10/2020	04/09/2022		0.00
				tech	95.00
				valet	30.00
				Total	2,009.00
451-3042	296404	724.00 t0523492	Kenneth Nelson	1,741.00 rent	1,636.00	500.00	0.00 01/17/2020	04/16/2021	04/14/2021	4,214.37
				tech	95.00
				valet	30.00
				Total	1,761.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
451-3043	296408	833.00 t0502845	Antoinette Jones	2,063.00 tech	95.00	0.00	0.00 09/20/2019	10/19/2021		8,961.62
				valet	30.00
				pet	40.00
				rent	1,521.00
				Total	1,686.00
451-3044	296416	1,159.00 t0562527	Nichelle Laws	2,333.00 rent	1,948.00	0.00	0.00 10/01/2020	09/30/2021		9,920.17
				tech	95.00
				valet	30.00
				Total	2,073.00
451-3045	296418	1,166.00 t0555324	Sydney Richardson	2,346.00 rent	1,964.00	0.00	0.00 08/20/2020	08/19/2021		7,381.00
				tech	95.00
				valet	30.00
				parking	50.00
				Total	2,139.00
451-4037	296403	723.00 t0572109	Fitzroy Addman	1,689.00 rent	1,525.00	500.00	0.00 11/12/2020	11/11/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,650.00
451-4038	296402	675.00 t0418166	Amanda Walker	1,583.00 tech	95.00	0.00	0.00 12/26/2017	11/25/2021		0.00
				valet	30.00
				rent	1,434.00
				concothr	-55.00
				Total	1,504.00
451-4039	296403	723.00 t0487640	Jamell Hamm	1,629.00 trash	30.00	500.00	0.00 07/10/2019	08/09/2021		0.00
				cable	95.00
				rent	1,506.00
				Total	1,631.00
451-4040	296412	1,071.00 t0474258	Lacey Akinyemi	2,177.00 trash	30.00	0.00	0.00 03/08/2019	04/07/2021		4,237.21
				tech	95.00
				insrent	11.00
				rent	1,772.00
				Total	1,908.00
451-4041	296412	1,071.00 t0575795	Roberta Stukes	2,152.00 rent	1,749.00	2,623.50	0.00 12/15/2020	12/14/2021		0.00
				tech	95.00
				valet	30.00
				Total	1,874.00
451-4042	296404	724.00 t0572294	Britney Gist	1,736.00 rent	1,499.00	500.00	0.00 12/03/2020	12/02/2021		0.00
				tech	95.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
				valet	30.00
				Total	1,624.00
451-4043	296408	833.00 t0538272	Kingsley Abebe	2,033.00 rent	1,706.00	0.00	0.00 06/01/2020	05/31/2021		-15.41
				tech	95.00
				valet	30.00
				parking	50.00
				Total	1,881.00
451-4044	296416	1,159.00 VACANT	VACANT	2,303.00	0.00	0.00	0.00			0.00
				Total	0.00
451-4045	296418	1,166.00 VACANT	VACANT	2,316.00	0.00	0.00	0.00			0.00
				Total	0.00
Future Residents/Applicants
400-1060	296412	1,071.00 t0589980	Courtney Douglas	2,107.00	0.00	500.00	0.00 03/22/2021	03/21/2022		0.00
				Total	0.00
400-4069	296412	1,071.00 t0584110	Angela Buchanan	2,122.00	0.00	500.00	0.00 03/22/2021	03/21/2022		0.00
				Total	0.00
401-1024	296424	1,505.00 t0587245	Erica Ashley	2,828.00	0.00	500.00	0.00 04/08/2021	04/07/2022		0.00
				Total	0.00
401-2028	296411	1,064.00 t0584355	Kadeeja Peterson	2,104.00	0.00	500.00	0.00 03/26/2021	04/08/2022		0.00
				Total	0.00
410-1080	296404	724.00 t0589168	Alicia Robinson	1,726.00	0.00	500.00	0.00 03/15/2021	03/14/2022		0.00
				Total	0.00
410-1087	296412	1,071.00 t0584099	Diamond Early	2,107.00	0.00	500.00	0.00 03/22/2021	03/21/2022		-1,755.00
				Total	0.00
410-1090	296404	724.00 t0590361	Trevis Parker	1,701.00	0.00	500.00	0.00 03/18/2021	03/17/2022		0.00
				Total	0.00
410-1096	296416	1,159.00 t0590320	Steven Lee	2,293.00	0.00	500.00	0.00 03/18/2021	03/17/2022		0.00
				Total	0.00
410-2073	296418	1,166.00 t0589493	Serita Lee	2,251.00	0.00	500.00	0.00 03/08/2021	03/15/2022		0.00
				Total	0.00
410-3085	296401	659.00 t0589404	Marketta Morris	1,517.00	0.00	500.00	0.00 03/15/2021	03/14/2022		0.00
				Total	0.00

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge		Amount	Resident	Other Move In		Lease	Move Out	Balance
		Sq Ft		Rent Code			Deposit	Deposit		Expiration
411-3009	296401	659.00 t0589664	Abdul Macauley	1,537.00		0.00	500.00	0.00 04/16/2021		04/15/2022		0.00
					Total	0.00
411-3014	296401	659.00 t0588488	Mary Allen	1,537.00		0.00	500.00	0.00 03/16/2021		03/15/2022		-976.61
					Total	0.00
411-4015	296410	838.00 t0590437	Reel Hawkins	2,049.00		0.00	500.00	0.00 03/26/2021		03/25/2022		0.00
					Total	0.00
430-2105	296416	1,159.00 t0590036	Joshua Kenney	2,263.00		0.00	500.00	0.00 03/26/2021		03/25/2022		0.00
					Total	0.00
430-3109	296404	724.00 t0589496	Tiphanni Perkins	1,681.00		0.00	500.00	0.00 03/15/2021		03/14/2022		0.00
					Total	0.00
440-3123	296403	723.00 t0589957	Sharawn Johnson	1,679.00		0.00	0.00	0.00 04/01/2021		03/31/2022		500.00
					Total	0.00
440-4116	296403	723.00 t0590328	Ericka Tolver	1,669.00		0.00	500.00	0.00 03/26/2021		03/25/2022		0.00
					Total	0.00
441-2051	296412	1,071.00 t0589309	Tasha Mckenzie	2,157.00		0.00	500.00	0.00 03/22/2021		04/01/2022		0.00
					Total	0.00
441-4049	296404	724.00 t0588427	Ciera Johnson	1,736.00		0.00	500.00	0.00 04/02/2021		04/01/2022		0.00
					Total	0.00
451-4044	296416	1,159.00 t0590309	Deandre Brown	2,303.00		0.00	500.00	0.00 03/26/2021		03/25/2022		0.00
					Total	0.00
		Total	Century Summerfield(centsum)	958,499.00		787,787.80	266,466.82	0.00				449,888.80
Summary Groups				Square	Market	Lease	Security	Other	# Of	% Unit	% Sqft	Balance
				Footage	Rent	Charges	Deposit	Deposits	Units	Occupancy	Occupied
Current/Notice/Vacant Residents				452,876.00	958,499.00	787,787.80	256,966.82	0.00 478.00		91.63	91.60	452,120.41
Future Residents/Applicants				18,653.00	39,367.00	0.00	9,500.00	0.00	20.00			-2,231.61
Occupied Units				414,869.00	878,026.00				438	91.63	91.60
Total Non Rev Units				1,166.00	2,302.00				1	0.20	0.28
Total Vacant Units				36,841.00	78,171.00				39	8.15	8.15
Totals:				452,876.00	958,499.00	787,787.80	266,466.82	0.00	478	100.00	100.00	449,888.80
Summary of Charges by Charge Code
(Current/Notice Residents Only)
Charge Code		Amount

Rent Roll with Lease Charges

Century Summerfield (centsum)

As Of = 03/15/2021

Month Year = 03/2021

Unit	Unit Type	Unit Resident	Name	Market Charge	Amount	Resident	Other Move In	Lease	Move Out	Balance
		Sq Ft		Rent Code		Deposit	Deposit	Expiration
rent		733,351.00
tech		28,595.00
valet		7,890.00
insrent		836.00
concothr		-5,102.00
trash		5,250.00
cable		13,015.00
llock		1,015.00
parking		2,440.00
pet		1,220.00
storage		1,540.00
petrent		40.00
empoffex		-2,400.50
damage		98.30
Total		787,787.80